File No. 333-116057
ICA No. 811-21587

As filed on November 23, 2011

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]
Pre-Effective Amendment No.	[ ]
Post-Effective Amendment No. 38	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[X]
Amendment No. 39	[X]

(Check appropriate box or boxes)

OLD MUTUAL FUNDS I
(Exact Name of Registrant as Specified in Charter)

4643 South Ulster Street, Denver, Colorado 80237
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (720) 200-7600

Julian F. Sluyters, 4643 South Ulster Street, Denver, Colorado 80237
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  As soon as practicable after the effective date of this filing.

It is proposed that this filing will become effective (check appropriate box):
[X]	immediately upon filing pursuant to paragraph (b)
[ ]	on (date) pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of rule 485

If appropriate, check the following box:
[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus 1
Prospectus 2
Statement of Additional Information 1
Statement of Additional Information 2
Part C

Old Mutual® Funds I

OLD MUTUAL ASSET ALLOCATION PORTFOLIOS

PROSPECTUS

November 23, 2011

Old Mutual Asset Allocation Conservative Portfolio
(Class A: OMCAX) (Class C: OMCCX) (Class Z: OMCZX) (Institutional Class: OMCIX)
Old Mutual Asset Allocation Balanced Portfolio
(Class A: OMABX) (Class C: OMBCX) (Class Z: OMBZX) (Institutional Class: OMBLX)
Old Mutual Asset Allocation Moderate Growth Portfolio
(Class A: OMMAX) (Class C: OMMCX) (Class Z: OMMZX) (Institutional Class: OMMIX)
Old Mutual Asset Allocation Growth Portfolio
(Class A: OMGAX) (Class C: OMCGX) (Class Z: OMGZX) (Institutional Class: OMGIX)

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the shares of any of the funds listed above or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

Old Mutual Asset Allocation Conservative Portfolio
Old Mutual Asset Allocation Balanced Portfolio
Old Mutual Asset Allocation Moderate Growth Portfolio
Old Mutual Asset Allocation Growth Portfolio

MORE ABOUT THE PORTFOLIOS

Purchase And Sale Of Portfolio Shares
Tax Information
Payments To Broker-Dealers And Other Financial Intermediaries
Other Information About The Portfolios
The Underlying Funds
More About Investment Risk
Disclosure Of Portfolio Holdings

MANAGEMENT

The Adviser
The Sub-Adviser
Advisory Fees
The Portfolio Managers

YOUR INVESTMENT

Your Share Price
Valuing Portfolio Securities
Policy Regarding Excessive Or Short-Term Trading
Buying Shares
Minimum Investment
Sales Charges
Selling Shares
General Policies
Dividends And Taxes
Distribution Arrangements
Payments To Financial Intermediaries

FINANCIAL HIGHLIGHTS

Prospectus 1 - Table of Contents

FUND SUMMARIES

Old Mutual Asset Allocation Conservative Portfolio

INVESTMENT OBJECTIVE

Old Mutual Asset Allocation Conservative Portfolio (the “Portfolio”) seeks to provide investors with current income and preservation of capital.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Portfolio or other retail mutual funds advised by Old Mutual Capital, Inc. (“Old Mutual Funds”).   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 38 of the Portfolio’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 60 of the Portfolio’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed)	2 .00%	2 .00%	2 .00%	2 .00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	0. 43%	0. 46%	0. 41%	1.45%
Total Other Expenses	0. 43%	0. 71%	0. 66%	1.45%
Acquired (Underlying) Fund Fees And Expenses	0. 72%	0. 72%	0. 72%	0. 72%
Total Annual Fund Operating Expenses1	1. 35%	1. 63%	2. 33%	2. 37%
Fee Waivers And/Or Expense Reimbursement2	(0. 27%)	(0. 30%)	(0. 25%)	(1.29%)
Total Annual Fund Operating Expenses After Fee Waivers And/Or Expense Reimbursement2	1. 08%	1. 33%	2. 08%	1. 08%

1
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets of the Portfolio stated in the Financial Highlights section of the statutory prospectus, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

2
Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) contractually has agreed to limit the operating expenses of the Portfolio to the following annual rates through December 31, 2012 .  The Adviser will consider further limitations on an annual basis.  The expense limitation does not include Acquired Fund Fees and Expenses.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

Institutional Class	Class A	Class C	Class Z
0.36%	0.61%	1.36%	0.36%

Prospectus 1 - Table of Contents

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 110	$ 401	$ 713	$ 1,600
Class A	$ 703	$ 1,032	$ 1,384	$ 2,373
Class C
with redemption	$ 311	$ 703	$1, 222	$2, 646
without redemption	$ 211	$ 703	$1, 222	$2, 646
Class Z	$ 110	$ 616	$1, 149	$2, 608

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 12.81 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Portfolio expects to allocate its assets among equity and fixed-income funds.  The Portfolio’s allocation between equity and fixed-income funds will change over time.

Equity Fund Allocation	Fixed-Income Fund Allocation
20-40%	60-80%

Based upon the analysis described in the section of the statutory prospectus entitled “More about the Portfolios,” the Portfolio expects to invest 0-45% of its assets in each of the following underlying funds:

Old Mutual Analytic Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Cash Reserves Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual High Yield Fund 1
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual Focused Fund
Old Mutual Heitman REIT Fund
Old Mutual International Equity Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund

1
Shareholders of the Old Mutual High Yield Fund will be asked to approve a reorganization with respect to this fund to be effective on or about December 30, 2011, and, if approved, the Old Mutual High Yield Fund will no longer be an investment option for the Portfolio.

Prospectus 1 - Table of Contents

Old Mutual Capital evaluates Ibbotson Associates Advisers, LLC’s (“Ibbotson” or the “Sub-Adviser”) 2 allocations at least annually and may change these allocations from time to time without the approval of or notice to shareholders.

2
Effective on or about December 31, 2011, Ibbotson Associates Advisers, LLC, a wholly-owned subsidiary of Ibbotson Associates, Inc., will be merged into Ibbotson Associates, Inc.  It is not anticipated that the merger will result in an assignment as that term is defined in the Investment Company Act of 1940, as amended.  Following the merger, Ibbotson Associates, Inc. will become sub-adviser to the Portfolio.  It is not anticipated that there will be any change to the portfolio managers in connection with the merger.

PRINCIPAL RISKS

Like all investments, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are as follows:

Risks of Fund of Funds Structure. The performance and risks of the Portfolio will directly correspond to the performance and risks of the underlying funds in which it invests and the securities held by these funds.  The more the Portfolio allocates to equity funds, the greater the expected risk.  To the extent that the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund.

The underlying funds will not necessarily make consistent investment decisions.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.

Because the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.  As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Portfolio’s transactions in shares of the underlying funds.

The Portfolio’s ability to achieve its investment objective depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The Adviser may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds.  The Adviser is the investment adviser to each of the underlying funds and the fees paid to the Adviser by some of these underlying funds for these services are higher than the fees paid by other underlying funds.

Risks of Investing in Equity Securities.  The value of the stocks and other securities owned by the underlying funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or the advisers of the underlying funds may misgauge that worth.

The prices of individual equity securities do not all move in the same direction uniformly or at the same time; for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen.  To the extent that an underlying fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small - or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate in response to events affecting the market for that type of security.

Risks of Investing in Fixed-Income Securities.  The underlying funds’ investments in fixed-income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed-income securities held.  Generally, the value of a bond increases when interest rates decrease.  Conversely, the value of a bond decreases when interest rates increase.  The prices of mortgage- and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.  That is, when borrowers prepay their mortgages, the asset-backed securities that hold those mortgages will receive back principal, and the holders of those securities (such as the Portfolio) may have to re-invest that principal on less favorable terms. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. In times of volatile markets, the underlying assets of asset-backed securities may be less liquid, and thus the value of the asset-backed securities could be adversely affected.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Prospectus 1 - Table of Contents

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years , and since inception compare with those of broad measures of market performance.  The Portfolio’s past performance, both before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. All performance figures reflect the reinvestment of dividends and capital gain distributions. The returns achieved prior to November 19, 2007 were under a fund of managers structure.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2005	2006	2007	2008	2009	2010
4.30%	7.75%	8.18%	(13.56)%	18.86%	8.48%

1

The year-to-date return as of September 30, 2011 is (0.50%).

During the periods shown in the chart above, the highest return for a quarter was 9.41% (quarter ending June 30, 2009) and the lowest return for a quarter was (7.11%) (quarter ending September 30, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Portfolio’s Class A, Class C, Class Z and Institutional Class shares to the Barclays Capital U.S. Aggregate Index, a widely recognized, unmanaged index (market value-weighted inclusive of accrued interest ) that measures the aggregate bond market, as well as to the Standard & Poor’s Composite 1500 Index, an unmanaged, broad-based, capitalization-weighted index comprised of 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies. Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Portfolio Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	5 Years	Life of Fund
Institutional Class (Inception date 9/30/2004)
Return Before Taxes	8.48%	5.37%	5. 61%
Return After Taxes on Distributions	6.83%	3. 62%	4.08%
Return After Taxes on Distributions and Sale of Portfolio Shares	5.48%	3. 60%	3. 95%
Class A (Inception date 9/30/2004)
Return Before Taxes	2. 11%	3. 90%	4.36%
Class C (Inception date 9/30/2004)
Return Before Taxes	6.33%	4.33%	4. 57%
Class Z (Inception date 12/9/2005)
Return Before Taxes	8.51%	5.39%	5.43%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses or taxes) (9/30/2004 for Life of Fund returns)	6.54%	5.80%	5.17%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses or taxes) (9/30/2004 for Life of Fund returns)	16.38%	2.65%	4.54%

Prospectus 1 - Table of Contents

MANAGEMENT

Investment Adviser:                                           Old Mutual Capital

Investment Sub-Adviser:                                                      Ibbotson

Portfolio Managers:

Name	Title	Length of Service
Peng Chen, Ph.D., CFA	President and Lead Portfolio Manager	Since 2005
Chris Armstrong, CFA, CAIA	Portfolio Manager	Since 2011
Brian Huckstep, CFA	Portfolio Manager	Since 2005
John Thompson, Jr.	Portfolio Manager	Since 2011
Scott Wentsel, CFA, CFP	Vice President and Senior Portfolio Manager	Since 2005

For important information about purchase and sale of Portfolio shares, taxes on Portfolio distributions, and payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Portfolios”, beginning on page 25 .

Prospectus 1 - Table of Contents

Old Mutual Asset Allocation Balanced Portfolio

INVESTMENT OBJECTIVE

Old Mutual Asset Allocation Balanced Portfolio (the “Portfolio”) seeks to provide investors with capital appreciation and current income.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Portfolio or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 38 of the Portfolio’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 60 of the Portfolio’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed)	2 .00%	2 .00%	2 .00%	2 .00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.20%	0.20%	0.20%	0.20%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	46.74%	0. 49%	0. 39%	1.21%
Total Other Expenses	46.74%	0. 74%	0. 64%	1.21%
Acquired (Underlying) Fund Fees And Expenses	0. 82%	0. 82%	0. 82%	0. 82%
Total Annual Fund Operating Expenses1	47.76%	1. 76%	2. 41%	2.23%
Fee Waivers And/Or Expense Reimbursement2	( 46.55%)	(0. 30%)	(0. 20%)	(1. 02%)
Total Annual Fund Operating Expenses After Fee Waivers And/Or Expense Reimbursement2	1. 21%	1. 46%	2. 21%	1. 21%

1
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets of the Portfolio stated in the Financial Highlights section of the statutory prospectus, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

2
The Adviser contractually has agreed to limit the operating expenses of the Portfolio to the following annual rates through December 31, 2012 .  The Adviser will consider further limitations on an annual basis.  The expense limitation does not include Acquired Fund Fees and Expenses.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

Institutional Class	Class A	Class C	Class Z
0.39%	0.64%	1.39%	0.39%

Prospectus 1 - Table of Contents

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 123	$ 670	$1, 243	$2, 802
Class A	$ 715	$ 1,070	$1, 448	$2, 505
Class C
with redemption	$ 324	$ 732	$1, 267	$2, 731
without redemption	$ 224	$ 732	$1, 267	$2, 731
Class Z	$ 123	$ 599	$1, 102	$2, 485

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 5.65 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Portfolio expects to allocate its assets among equity and fixed-income funds.  The Portfolio’s allocation between equity and fixed-income funds will change over time.

Equity Fund Allocation	Fixed-Income Fund Allocation
50-70%	30-50%

Based upon the analysis described in the section of the statutory prospectus entitled “More about the Portfolios,” the Portfolio expects to invest 0-45% of its assets in each of the following underlying funds:

Old Mutual Analytic Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Cash Reserves Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual
Copper Rock International
Small Cap Fund
Old Mutual High Yield Fund 1
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual Focused Fund
Old Mutual Heitman REIT Fund
Old Mutual International Equity Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund

1
Shareholders of the Old Mutual High Yield Fund will be asked to approve a reorganization with respect to this fund to be effective on or about December 30, 2011, and, if approved, the Old Mutual High Yield Fund will no longer be an investment option for the Portfolio.

Prospectus 1 - Table of Contents

Old Mutual Capital evaluates Ibbotson’s 2 allocations at least annually and may change these allocations from time to time without the approval of or notice to shareholders.

2
Effective on or about December 31, 2011, Ibbotson Associates Advisers, LLC, a wholly-owned subsidiary of Ibbotson Associates, Inc., will be merged into Ibbotson Associates, Inc.  It is not anticipated that the merger will result in an assignment as that term is defined in the Investment Company Act of 1940, as amended.  Following the merger, Ibbotson Associates, Inc. will become sub-adviser to the Portfolio.  It is not anticipated that there will be any change to the portfolio managers in connection with the merger.

PRINCIPAL RISKS

Like all investments, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are as follows:

Risks of Fund of Funds Structure. The performance and risks of the Portfolio will directly correspond to the performance and risks of the underlying funds in which it invests and the securities held by these funds.  The more the Portfolio allocates to equity funds, the greater the expected risk.  To the extent that the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund.

The underlying funds will not necessarily make consistent investment decisions.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.

Because the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.  As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Portfolio’s transactions in shares of the underlying funds.

The Portfolio’s ability to achieve its investment objective depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The Adviser may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds.  The Adviser is the investment adviser to each of the underlying funds and the fees paid to the Adviser by some of these underlying funds for these services are higher than the fees paid by other underlying funds.

Risks of Investing in Equity Securities.  The value of the stocks and other securities owned by the underlying funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or the advisers of the underlying funds may misgauge that worth.

The prices of individual equity securities do not all move in the same direction uniformly or at the same time; for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen.  To the extent that an underlying fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small - or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate in response to events affecting the market for that type of security.

Risks of Investing in Fixed-Income Securities.  The underlying funds’ investments in fixed-income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed-income securities held.  Generally, the value of a bond increases when interest rates decrease.  Conversely, the value of a bond decreases when interest rates increase.  The prices of mortgage- and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.  That is, when borrowers prepay their mortgages, the asset-backed securities that hold those mortgages will receive back principal, and the holders of those securities (such as the Portfolio) may have to re-invest that principal on less favorable terms. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. In times of volatile markets, the underlying assets of asset-backed securities may be less liquid, and thus the value of the asset-backed securities could be adversely affected.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Prospectus 1 - Table of Contents

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years , and since inception compare with those of broad measures of market performance.  The Portfolio’s past performance, both before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. All performance figures reflect the reinvestment of dividends and capital gain distributions. The returns achieved prior to November 19, 2007 were under a fund of managers structure.

Annual Total Returns as of December 31 – Institutional Class

The bar chart below does not reflect sales charges.

If sales charges had been reflected, returns would be less than those shown below.

2005	2006	2007	2008	2009	2010
6.80%	11.94%	8.79%	(26.02)%	24.44%	10.67%

1	The year-to-date return as of September 30, 2011 is (5.08%).

During the periods shown in the chart above, the highest return for a quarter was 14.93% (quarter ending June 30, 2009) and the lowest return for a quarter was (12.37%) (quarter ending December 31, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Portfolio’s Class A, Class C, Class Z and Institutional Class shares to the Barclays Capital U.S. Aggregate Index, a widely recognized, unmanaged index (market value-weighted inclusive of accrued interest ) that measures the aggregate bond market, as well as to the Standard & Poor’s Composite 1500 Index, an unmanaged,  broad-based, capitalization-weighted index comprised of 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies. Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Portfolio Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	5 Years	Life of Fund
Institutional Class (Inception date 9/30/2004)
Return Before Taxes	10.67%	4.41%	5.71%
Return After Taxes on Distributions	9.55%	2. 73%	4.27%
Return After Taxes on Distributions and Sale of Portfolio Shares	6.91%	2. 85%	4.14%
Class A (Inception date 9/30/2004)
Return Before Taxes	4.03%	2. 94%	4.47%
Class C (Inception date 9/30/2004)
Return Before Taxes	8.63%	3.40%	4.72%
Class Z (Inception date 12/9/2005)
Return Before Taxes	10.71%	4.44%	4.46%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes) (9/30/2004 for Life of Fund returns)	6.54%	5.80%	5.17%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses, or taxes) (9/30/2004 for Life of Fund returns)	16.38%	2.65%	4.54%

Prospectus 1 - Table of Contents

MANAGEMENT

Investment Adviser:                                           Old Mutual Capital

Investment Sub-Adviser:                                                      Ibbotson

Portfolio Managers:

Name	Title	Length of Service
Peng Chen, Ph.D., CFA	President and Lead Portfolio Manager	Since 2005
Chris Armstrong, CFA, CAIA	Portfolio Manager	Since 2011
Brian Huckstep, CFA	Portfolio Manager	Since 2005
John Thompson, Jr.	Portfolio Manager	Since 2011
Scott Wentsel, CFA, CFP	Vice President and Senior Portfolio Manager	Since 2005

For important information about purchase and sale of Portfolio shares, taxes on Portfolio distributions, and payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Portfolios”, beginning on page 25 .

Prospectus 1 - Table of Contents

Old Mutual Asset Allocation Moderate Growth Portfolio

INVESTMENT OBJECTIVE

Old Mutual Asset Allocation Moderate Growth Portfolio (the “Portfolio”) seeks to provide investors with capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Portfolio or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 38 of the Portfolio’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 60 of the Portfolio’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed)	2 .00%	2 .00%	2 .00%	2 .00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	183.34%	0. 51%	0. 44%	1.40%
Total Other Expenses	183.34%	0. 76%	0. 69%	1.40%
Acquired (Underlying) Fund Fees And Expenses	0. 90%	0. 90%	0. 90%	0. 90%
Total Annual Fund Operating Expenses1	184.49%	1.91%	2. 59%	2.55%
Fee Waivers And/Or Expense Reimbursement2	( 183.27%)	(0. 44%)	(0. 37%)	( 1.33%)
Total Annual Fund Operating Expenses After Fee Waivers And/Or Expense Reimbursement2	1. 22%	1. 47%	2. 22%	1. 22%

1
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets of the Portfolio stated in the Financial Highlights section of the statutory prospectus, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

2
The Adviser contractually has agreed to limit the operating expenses of the Portfolio to the following annual rates through December 31, 2012 .  The Adviser will consider further limitations on an annual basis.  The expense limitation does not include Acquired Fund Fees and Expenses.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

Institutional Class	Class A	Class C	Class Z
0.32%	0.57%	1.32%	0.32%

Prospectus 1 - Table of Contents

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 124	$ 687	$1, 276	$2, 876
Class A	$ 716	$ 1,100	$ 1,508	$2, 644
Class C
with redemption	$ 325	$ 770	$1, 342	$2, 896
without redemption	$ 225	$ 770	$1, 342	$2, 896
Class Z	$ 124	$ 666	$1, 235	$2, 784

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance.

 During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 8.53 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Portfolio expects to allocate its assets among equity and fixed-income funds.  The Portfolio’s allocation between equity and fixed-income funds will change over time.

Equity Fund Allocation	Fixed-Income Fund Allocation
70-90%	10-30%

Based upon the analysis described in the section of the statutory prospectus entitled “More about the Portfolios,” the Portfolio expects to invest 0-45% of its assets in each of the following underlying funds:

Old Mutual Analytic Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Cash Reserves Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual High Yield Fund 1
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual Focused Fund
Old Mutual Heitman REIT Fund
Old Mutual International Equity Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Mid-Cap Value Fund
Old Mutual TS&W Small Cap Value Fund

1
Shareholders of the Old Mutual High Yield Fund will be asked to approve a reorganization with respect to this fund to be effective on or about December 30, 2011, and, if approved, the Old Mutual High Yield Fund will no longer be an investment option for the Portfolio.

Prospectus 1 - Table of Contents

Old Mutual Capital evaluates Ibbotson’s 2 allocations at least annually and may change these allocations from time to time without the approval of or notice to shareholders.

2
Effective on or about December 31, 2011, Ibbotson Associates Advisers, LLC, a wholly-owned subsidiary of Ibbotson Associates, Inc., will be merged into Ibbotson Associates, Inc.  It is not anticipated that the merger will result in an assignment as that term is defined in the Investment Company Act of 1940, as amended.  Following the merger, Ibbotson Associates, Inc. will become sub-adviser to the Portfolio.  It is not anticipated that there will be any change to the portfolio managers in connection with the merger.

PRINCIPAL RISKS

Like all investments, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are as follows:

Risks of Fund of Funds Structure. The performance and risks of the Portfolio will directly correspond to the performance and risks of the underlying funds in which it invests and the securities held by these funds.  The more the Portfolio allocates to equity funds, the greater the expected risk.  To the extent that the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund.

The underlying funds will not necessarily make consistent investment decisions.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.

Because the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.  As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Portfolio’s transactions in shares of the underlying funds.

The Portfolio’s ability to achieve its investment objective depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The Adviser may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds.  The Adviser is the investment adviser to each of the underlying funds and the fees paid to the Adviser by some of these underlying funds for these services are higher than the fees paid by other underlying funds.

Risks of Investing in Equity Securities.  The value of the stocks and other securities owned by the underlying funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or the advisers of the underlying funds may misgauge that worth.

The prices of individual equity securities do not all move in the same direction uniformly or at the same time; for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen.  To the extent that an underlying fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small - or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate in response to events affecting the market for that type of security.

Risks of Investing in Fixed-Income Securities.  The underlying funds’ investments in fixed-income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed-income securities held.  Generally, the value of a bond increases when interest rates decrease.  Conversely, the value of a bond decreases when interest rates increase.  The prices of mortgage- and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.  That is, when borrowers prepay their mortgages, the asset-backed securities that hold those mortgages will receive back principal, and the holders of those securities (such as the Portfolio) may have to re-invest that principal on less favorable terms. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. In times of volatile markets, the underlying assets of asset-backed securities may be less liquid, and thus the value of the asset-backed securities could be adversely affected.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Prospectus 1 - Table of Contents

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years , and since inception compare with those of broad measures of market performance.  The Portfolio’s past performance, both before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. All performance figures reflect the reinvestment of dividends and capital gain distributions. The returns achieved prior to November 19, 2007 were under a fund of managers structure.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2005	2006	2007	2008	2009	2010
7.98%	15.07%	8.69%	(34.67)%	26.60%	12.36%

1	The year-to-date return as of September 30, 2011 is (8.00%).

During the periods shown in the chart above, the highest return for a quarter was 17.75% (quarter ending June 30 , 2009 ) and the lowest return for a quarter was (18.10%) (quarter ending December 31 , 2008 ).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Portfolio’s Class A, Class C, Class Z and Institutional Class shares to the Barclays Capital U.S. Aggregate Index, a widely recognized, unmanaged index (market value-weighted inclusive of accrued interest ) that measures the aggregate bond market, as well as to the Standard & Poor’s Composite 1500 Index, an unmanaged, broad-based, capitalization-weighted index comprised of 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies. Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Asset Allocation Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Portfolio Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	5 Years	Life of Fund
Institutional Class (Inception date 9/30/2004)
Return Before Taxes	12.36%	3.06%	5.09%
Return After Taxes on Distributions	11.55%	1. 72%	3.96%
Return After Taxes on Distributions and Sale of Portfolio Shares	8.04%	1. 93%	3.82%
Class A (Inception date 9/30/2004)
Return Before Taxes	5.43%	1.54%	3.79%
Class C (Inception date 9/30/2004)
Return Before Taxes	10.16%	2.00%	4.01%
Class Z (Inception date 12/9/2005)
Return Before Taxes	12.24%	3.03%	3.02%
Barclays Capital U.S. Aggregate Index (reflects no deduction for fees, expenses, or taxes) (9/30/2004 for Life of Fund returns)	6.54%	5.80%	5.17%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses, or taxes) (9/30/2004 for Life of Fund returns)	16.38%	2.65%	4.54%

Prospectus 1 - Table of Contents

MANAGEMENT

Investment Adviser:                                           Old Mutual Capital

Investment Sub-Adviser:                                                      Ibbotson

Portfolio Managers:

Name	Title	Length of Service

Peng Chen, Ph.D., CFA	President and Lead Portfolio Manager	Since 2005
Chris Armstrong, CFA, CAIA	Portfolio Manager	Since 2011
Brian Huckstep, CFA	Portfolio Manager	Since 2005
John Thompson, Jr.	Portfolio Manager	Since 2011
Scott Wentsel, CFA, CFP	Vice President and Senior Portfolio Manager	Since 2005

For important information about purchase and sale of Portfolio shares, taxes on Portfolio distributions, and payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Portfolios”, beginning on page 25.

Prospectus 1 - Table of Contents

Old Mutual Asset Allocation Growth Portfolio

INVESTMENT OBJECTIVE

Old Mutual Asset Allocation Growth Portfolio (the “Portfolio”) seeks to provide investors with capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Portfolio or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 38 of the Portfolio’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 60 of the Portfolio’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed)	2 .00%	2 .00%	2 .00%	2 .00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%	0.25%	0.25%	0.25%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	2.04%	0. 63%	0. 50%	0.88%
Total Other Expenses	2.04%	0. 88%	0. 75%	0.88%
Acquired (Underlying) Fund Fees And Expenses	0. 95%	0. 95%	0. 95%	0. 95%
Total Annual Fund Operating Expenses1	3.24%	2. 08%	2. 70%	2. 08%
Fee Waivers And/Or Expense Reimbursement2	( 1.97%)	(0. 56%)	(0. 43%)	( 0.81%)
Total Annual Fund Operating Expenses After Fee Waivers And/Or Expense Reimbursement2	1. 27%	1. 52%	2. 27%	1. 27%

1
Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets of the Portfolio stated in the Financial Highlights section of the statutory prospectus, which reflect the operating expenses of the Portfolio and do not include Acquired (Underlying) Fund Fees and Expenses.

2
The Adviser contractually has agreed to limit the operating expenses of the Portfolio to the following annual rates through December 31, 2012 .  The Adviser will consider further limitations on an annual basis.  The expense limitation does not include Acquired Fund Fees and Expenses.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

Institutional Class	Class A	Class C	Class Z
0.32%	0.57%	1.32%	0.32%

Prospectus 1 - Table of Contents

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Portfolio to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$ 129	$ 702	$1, 301	$2, 925
Class A	$ 721	$ 1,139	$ 1,581	$ 2,806
Class C
with redemption	$ 330	$ 798	$1, 392	$3, 001
without redemption	$ 230	$ 798	$1, 392	$3, 001
Class Z	$ 129	$ 573	$1, 044	$2, 347

PORTFOLIO TURNOVER

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 7.78 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Portfolio is a “fund of funds,” which seeks to achieve its investment objective by primarily investing in a diversified portfolio of underlying equity and fixed-income funds (although a portion of its assets may be invested in cash, cash equivalents, or in money market funds).  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed-income securities.

The following table details, under normal circumstances, how the Portfolio expects to allocate its assets among equity and fixed-income funds.  The Portfolio’s allocation between equity and fixed-income funds will change over time.

Equity Fund Allocation	Fixed-Income Fund Allocation
90-100%	0-10%

Based upon the analysis described in the section of the statutory prospectus entitled “More about the Portfolios,” the Portfolio expects to invest 0-45% of its assets in each of the following underlying funds:

Old Mutual Analytic Fund
Old Mutual Analytic U.S. Long/Short Fund
Old Mutual Barrow Hanley Core Bond Fund
Old Mutual Barrow Hanley Value Fund
Old Mutual Cash Reserves Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual Copper Rock International Small Cap Fund
Old Mutual High Yield Fund 1
Old Mutual Dwight Intermediate Fixed Income Fund
Old Mutual Dwight Short Term Fixed Income Fund
Old Mutual Focused Fund
Old Mutual Heitman REIT Fund
Old Mutual International Equity Fund
Old Mutual Large Cap Growth Fund
Old Mutual TS&W Mid-Cap Value Fund

Old Mutual TS&W Small Cap Value Fund

1
Shareholders of the Old Mutual High Yield Fund will be asked to approve a reorganization with respect to this fund to be effective on or about December 30, 2011, and, if approved, the Old Mutual High Yield Fund will no longer be an investment option for the Portfolio.

Prospectus 1 - Table of Contents

Old Mutual Capital evaluates Ibbotson’s 2 allocations at least annually and may change these allocations from time to time without the approval of or notice to shareholders.

2
Effective on or about December 31, 2011, Ibbotson Associates Advisers, LLC, a wholly-owned subsidiary of Ibbotson Associates, Inc., will be merged into Ibbotson Associates, Inc.  It is not anticipated that the merger will result in an assignment as that term is defined in the Investment Company Act of 1940, as amended.  Following the merger, Ibbotson Associates, Inc. will become sub-adviser to the Portfolio.  It is not anticipated that there will be any change to the portfolio managers in connection with the merger.

PRINCIPAL RISKS

Like all investments, you risk losing money by investing in the Portfolio.  The main risks of investing in the Portfolio are as follows:

Risks of Fund of Funds Structure. The performance and risks of the Portfolio will directly correspond to the performance and risks of the underlying funds in which it invests and the securities held by these funds.  The more the Portfolio allocates to equity funds, the greater the expected risk.  To the extent that the Portfolio invests more of its assets in one underlying fund than another, the Portfolio will have greater exposure to the risks of that underlying fund.

The underlying funds will not necessarily make consistent investment decisions.  One underlying fund may buy the same security that another underlying fund is selling.  You would indirectly bear the costs of both trades.

Because the Portfolio indirectly pays a portion of the expenses incurred by the underlying funds, an investment in the Portfolio entails more direct and indirect expenses than a direct investment in the underlying funds.  As the underlying funds or the Portfolio’s allocations among the underlying funds change from time to time, or to the extent that the expense ratio of the underlying funds changes, the weighted average operating expenses borne by the Portfolio may increase or decrease.  In addition, you may receive taxable gains from portfolio transactions by the underlying funds, as well as taxable gains from the Portfolio’s transactions in shares of the underlying funds.

The Portfolio’s ability to achieve its investment objective depends upon Ibbotson’s skill in selecting the best mix of underlying funds.  There is the risk that Ibbotson’s evaluations and assumptions regarding the underlying funds may be incorrect in view of actual market conditions.

The Adviser may be subject to potential conflicts of interest in supervising Ibbotson’s selection of underlying funds.  The Adviser is the investment adviser to each of the underlying funds and the fees paid to the Adviser by some of these underlying funds for these services are higher than the fees paid by other underlying funds.

Risks of Investing in Equity Securities.  The value of the stocks and other securities owned by the underlying funds will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or the advisers of the underlying funds may misgauge that worth.

The prices of individual equity securities do not all move in the same direction uniformly or at the same time; for example, “growth” stocks may perform well under circumstances in which “value” stocks in general have fallen.  To the extent that an underlying fund emphasizes investments in securities of a particular type, for example foreign stocks, stocks of small - or mid-sized companies, growth or value stocks, or stocks of companies in a particular industry, its share value may fluctuate in response to events affecting the market for that type of security.

Risks of Investing in Fixed-Income Securities.  The underlying funds’ investments in fixed-income securities will be subject to risk associated with changes in interest rates generally and the credit quality of the individual fixed-income securities held.  Generally, the value of a bond increases when interest rates decrease.  Conversely, the value of a bond decreases when interest rates increase.  The prices of mortgage- and asset-backed securities are sensitive to the rate of principal prepayments on the underlying assets.  That is, when borrowers prepay their mortgages, the asset-backed securities that hold those mortgages will receive back principal, and the holders of those securities (such as the Portfolio) may have to re-invest that principal on less favorable terms. Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies. In times of volatile markets, the underlying assets of asset-backed securities may be less liquid, and thus the value of the asset-backed securities could be adversely affected.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.

Prospectus 1 - Table of Contents

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual returns for 1 year, 5 years , and since inception compare with those of broad measures of market performance.  The Portfolio’s past performance, both before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. All performance figures reflect the reinvestment of dividends and capital gain distributions. The returns achieved prior to November 19, 2007 were under a fund of managers structure.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2005	2006	2007	2008	2009	2010
10.31%	17.89%	7.88%	(42.04)%	30.55%	14.00%

1	The year-to-date return as of September 30, 2011 is (10.94%).

During the periods shown in the chart above, the highest return for a quarter was 20.62% (quarter ending June 30, 2009) and the lowest return for a quarter was (23.79%) (quarter ending December 31, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Portfolio’s Class A, Class C, Class Z and Institutional Class shares to the Standard & Poor’s Composite 1500 Index, an unmanaged,  broad-based, capitalization-weighted index comprised of 1,500 stocks of large-cap, mid-cap, and small-cap U.S. companies. Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Asset Allocation Portfolio shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Portfolio Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Portfolio shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	5 Years	Life of Fund
Institutional Class (Inception date 9/30/2004)
Return Before Taxes	14.00%	1. 87%	4.84%
Return After Taxes on Distributions	13.68%	0. 89%	4.00%
Return After Taxes on Distributions and Sale of Portfolio Shares	9.10%	1.14%	3.79%
Class A (Inception date 9/30/2004)
Return Before Taxes	7.07%	0. 42%	3.60%
Class C (Inception date 9/30/2004)
Return Before Taxes	11.78%	0. 88%	3.81%
Class Z (Inception date 12/9/2005)
Return Before Taxes	14.04%	1.90%	1.88%
Standard & Poor’s Composite 1500 Index (reflects no deduction for fees, expenses, or taxes) (9/30/2004 for Life of Fund returns)	16.38%	2.65%	4.54%

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MANAGEMENT

Investment Adviser:                                                      Old Mutual Capital

Investment Sub-Adviser:                                                      Ibbotson

Portfolio Managers:

Name	Title	Length of Service
Peng Chen, Ph.D., CFA	President and Lead Portfolio Manager	Since 2005
Chris Armstrong, CFA, CAIA	Portfolio Manager	Since 2011
Brian Huckstep, CFA	Portfolio Manager	Since 2005
John Thompson, Jr.	Portfolio Manager	Since 2011
Scott Wentsel, CFA, CFP	Vice President and Senior Portfolio Manager	Since 2005

For important information about purchase and sale of Portfolio shares, taxes on Portfolio distributions, and payments to broker dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Portfolios”, beginning on page 25.

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MORE ABOUT THE PORTFOLIOS

PURCHASE AND SALE OF PORTFOLIO SHARES

For Class A, Class C, and Class Z shares of the Portfolios, the minimum investment requirements are as follows:

Minimum Investments *	Initial	Additional

Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfers To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”)(1)	$500	$25
Systematic Investment Plans II (“SIP II”)(2)	No minimum	$50

*	The Portfolios reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for a Portfolio is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in a Portfolio.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in a Portfolio, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Portfolio within twelve months.

The Portfolio’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Portfolio after the deduction of any applicable initial sales charge.

You may purchase or sell your shares of a Portfolio on any day a Portfolio is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Portfolio’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Portfolios’ distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a mutual fund platform or a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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OTHER INFORMATION ABOUT THE PORTFOLIOS

How does the asset allocation process work?

Each Portfolio’s assets are allocated among equity and fixed-income funds by investing in a distinctly weighted combination of underlying funds.  These underlying funds, in turn, invest in a variety of U.S. and foreign equity and fixed income securities.  The intended benefit of asset allocation is diversification, which reduces volatility over the long-term.

The Adviser has engaged Ibbotson to act as sub-adviser to each Portfolio and allocate, subject to the Adviser’s supervision, each Portfolio’s assets among the underlying funds.  The first step in Ibbotson’s allocation process is to seek to develop an optimal model allocation among underlying funds using an analysis that looks at forecasted returns, standard deviations in historical returns, and the correlation of the performance of different market sectors.  The goal of this process is to identify a combination of investments in different market sectors that is expected to maximize return for a given level of risk or minimize risk for a given level of return.  Ibbotson then invests the assets allocated to a particular market sector among underlying funds that invest in that sector.

The Adviser and Ibbotson agree from time to time upon the universe of mutual funds that Ibbotson may consider when making allocation decisions.  Ibbotson’s analysis in selecting and weighting the underlying funds from that universe includes historical returns-based style analysis, holdings-based style analysis, manager interviews, relative and absolute performance, including correlations with other underlying funds as well as corresponding benchmarks, and historical volatility (the variability of returns from one period to the next).  Ibbotson seeks a combination of underlying funds that it believes will optimize returns, given each Portfolio’s investment objective.  When considering equity funds, Ibbotson focuses on the underlying funds’ foreign and domestic exposure, market capitalization ranges, use of derivative strategies, and investment style (growth vs. value).  When considering fixed-income funds, Ibbotson’s primary focus is the overall level of risk in the type of fixed income securities in which the underlying funds invest and on maximizing current income and long-term capital growth.

Periodically, Ibbotson will re-evaluate each Portfolio’s target asset allocation and may recommend the rebalancing of a Portfolio’s assets among asset classes and underlying funds to reflect changes in the target allocations or to reallocate the Portfolio’s holdings to match the target allocation.  Each Portfolio may change its target allocation to each asset class, the underlying funds in each asset class (including adding or deleting underlying funds), or target allocations to each underlying fund without prior approval from or notice to shareholders.

Decisions to sell shares of the underlying funds are made for cash flow purposes, such as redemptions or expenses, as a result of periodic rebalancing of a Portfolio’s portfolio holdings, or as an adjustment to an underlying fund’s target allocation based on Ibbotson’s view of the Portfolio’s characteristics and other allocation criteria.

THE UNDERLYING FUNDS

The following is a summary of the investment objectives and primary strategies of the underlying funds in which the Portfolios currently intend to invest.  These summaries do not reflect all of the investment policies and strategies that are disclosed in each underlying fund’s prospectus, and are not an offer of the underlying funds’ shares.  The underlying funds in which the Portfolios intend to invest may change from time to time and the Portfolios may invest in underlying funds in addition to those described below at the discretion of the Adviser without prior notice to or approval of shareholders.  The prospectus and statement of additional information for each underlying fund are available at oldmutualfunds.com.

Each underlying fund normally will be invested according to its investment strategy.  However, an underlying fund also may have the ability to invest without limitation in money market instruments or other investments for temporary, defensive purposes.

The Portfolios invest in Institutional Class shares of the underlying funds.

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Equity Funds

Old Mutual Analytic Fund – The investment objective of the fund is to seek to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.  The fund may change its investment objective without shareholder approval.  To pursue its objective, the fund normally invests in a combination of stocks, debt securities, and derivative instruments.  The fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.

Old Mutual Analytic U.S. Long/Short Fund – The investment objective of the fund is to seek above-average total returns.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies whose securities are traded in U.S. markets.  While the fund may invest in companies of any size, it generally invests in large and mid-cap companies.  The fund may also invest in long and short positions of publicly traded equity securities.  The fund’s long and short positions may include equity securities of foreign issuers that are traded in U.S. markets.  The fund generally takes long equity positions equal to approximately 120% of the fund’s equity assets excluding cash, and short equity positions equal to approximately 20% of the fund’s equity assets at the time of investment.  The fund’s long equity exposure ordinarily ranges from 110% to 125% of the fund’s net assets and its short equity exposure ordinarily ranges from 10% to 33% of the fund’s net assets.  The cash received from short sales may be used to invest in long equity positions.

Old Mutual Barrow Hanley Value Fund – The investment objective of the fund is to seek long-term capital growth.  The fund is a non-diversified fund.  To pursue its objective, the fund normally invests in equity securities of large and mid-cap companies that the fund’s sub-adviser believes are undervalued.   Undervalued stocks are generally those stocks that are out of favor with investors and, in the opinion of the fund’s sub-adviser, are trading at prices that are below average at the time of purchase in relation to such measures as earnings and book value.  These stocks often have above average dividend yields.

Old Mutual Copper Rock Emerging Growth Fund – The investment objective of the fund is to seek capital appreciation.  Under normal market conditions, the fund invests primarily in equity securities of emerging growth companies. The fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values within the range of market values of issuers included in the Russell 2500 TM Growth Index.

Old Mutual Focused Fund – The investment objective of the fund is to seek above-average total returns over a 3 to 5 year market cycle.  The fund is a non-diversified fund.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small, medium and large-cap companies.   While the fund may invest in companies of any market capitalization, the fund generally invests in large-cap companies that the sub-adviser believes have sustainable long-term growth prospects but are currently trading at modest relative valuations.

Old Mutual Heitman REIT Fund – The investment objective of the fund is to seek to provide investors with a high total return consistent with reasonable risk.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies principally engaged in the real estate industry, including real estate investment trusts (“REITs”).  The fund’s sub-adviser considers a company to be principally engaged in the real estate industry if it derives at least 50% of its revenues from the ownership, construction, management, financing or sale of commercial, industrial or residential real estate or has at least 50% of its assets in such real estate.

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Old Mutual International Equity Fund – The investment objective of the fund is to seek long-term capital appreciation. To pursue its objective, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers.  The fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets.  Generally, the fund limits its investments in any country to 25% or less of its total assets.  However, the fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

Old Mutual Large Cap Growth Fund – The investment objective of the fund is to seek long-term capital growth.  The fund is classified as a non-diversified fund. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of large-cap companies with favorable growth prospects.  For purposes of this fund, large - cap companies are those companies with market capitalizations similar to the market capitalizations of companies in the Russell 1000® Growth Index.

Old Mutual Copper Rock International Small Cap Fund – The investment objective of the fund is to seek to provide investors with capital growth. To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of non-U.S. small-cap companies , including companies located in countries with emerging markets.   For purposes of this fund, small - cap companies are those companies with market capitalizations similar to the companies in the S&P Developed ex-U.S. SmallCap Index.   As of March 31, 2011, the S&P Developed ex-U.S. SmallCap Index included companies with market capitalizations between approximately $10 million and $13.3 billion.

Old Mutual TS&W Small Cap Value Fund – The investment objective of the fund is to seek long-term capital growth.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-cap companies with value characteristics.  For purposes of this fund, small - cap companies are those companies with market capitalizations similar to the companies in the Russell 2000® Value Index.

Old Mutual TS&W Mid-Cap Value Fund – The investment objective of the fund is to seek long-term capital growth.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of mid-cap companies with value characteristics.  For purposes of this fund, mid-cap companies are those companies with market capitalizations similar to the companies in the Russell MidCap ® Value Index.

Fixed Income Funds

Old Mutual Barrow Hanley Core Bond Fund – The investment objective of the fund is to seek to maximize total return.  To pursue its investment objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in bonds, which are fixed income securities of varying maturities.  Fixed income securities may include U.S. government securities including treasury and agency securities, corporate obligations, inflation-indexed securities, commercial and residential mortgage-backed securities, collateralized mortgage obligations and asset-backed securities. The fund may invest up to 25% of its total assets in U.S. dollar denominated foreign debt obligations.  The fund may also invest up to 20% of its total assets in non-investment grade securities.  The fund has no limitations on the range of maturities of the fixed income securities in which it can invest and will generally maintain an average portfolio duration that ranges from 80% to 120% of the average duration of the Barclays Capital U.S. Aggregate Bond Index .  The sub-adviser will attempt to maintain an overall weighted average portfolio credit quality at a rating of “ AA ” (or equivalent) or higher from any nationally recognized statistical ratings organization.

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Old Mutual Cash Reserves Fund – The fund seeks to provide investors with current income while preserving principal and maintaining liquidity. To pursue its investment objective, the fund invests exclusively in short-term U.S. dollar-denominated debt obligations of U.S. or foreign issuers that are rated in one of the two highest rating categories by any two nationally recognized statistical ratings organizations or that are unrated securities of comparable quality.  The fund’s holdings are primarily corporate debt obligations, asset-backed commercial paper, variable rate debt obligations, instruments issued or guaranteed by the U.S. Government, its agencies or instrumentalities, repurchase agreements and securities of U.S. and foreign banks that the fund’s sub-adviser believes offer the most attractive income potential without undue risk.

Under normal market conditions, the fund will invest more than 25% of its total assets in domestic bank obligations or obligations issued by U.S. branches of foreign banks.

Old Mutual High Yield Fund 1 – The investment objective of the fund is to seek to provide investors with a high level of current income.  To pursue its objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in high-yield, below investment-grade securities including high-yield corporate bonds and loans, municipal bonds, mortgage-backed and asset-backed securities, income-producing convertible securities, and preferred stocks.  The fund may invest up to 30% of its assets in foreign debt obligations.   The fund may also invest in derivative instruments such as options, futures contracts, credit default swaps, and swaps and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The fund’s sub-adviser seeks to maintain a minimum average credit quality for the fund’s investments at a rating of “B” (or equivalent) or higher from any nationally recognized statistical ratings organization.   The fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Corporate High - Yield Bond Index.

Old Mutual Dwight Intermediate Fixed Income Fund – The investment objective of the fund is to seek a high level of current income consistent with relative stability of principal.  To pursue its investment objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in a diversified portfolio of fixed income securities of varying maturities.  The fund generally invests in investment grade fixed income securities but may invest up to 15% of its assets in high yield securities.  The fund may also invest in derivative instruments such as options, futures contracts, and options on indices and may engage in certain investment techniques which create market exposure, such as dollar rolls.  The fund’s investment duration typically ranges from 75% to 125% of the average duration of the Barclays Capital U.S. Intermediate Aggregate Bond Index.  The fund’s dollar weighted average maturity will typically be between 3 and 10 years.

Old Mutual Dwight Short Term Fixed Income Fund – The investment objective of the fund is to seek a high level of current income consistent with maintaining a relatively high degree of stability of shareholders’ capital.  To pursue its investment objective, the fund normally invests at least 80% of its net assets (plus any borrowings for investment purposes) in obligations of the U.S. Government and in investment grade debt securities rated AAA by Standard & Poor’s (“S&P”), Aaa by Moody’s Investor Service, Inc. (“Moody’s”) or deemed equivalent by the fund’s sub-adviser.  The fund may invest up to 20% of its net assets (plus any borrowings for investment purposes) in investment grade debt securities rated between AA and BBB by S&P or Aa and Baa by Moody’s, or deemed equivalent by the fund’s sub-adviser.  The weighted average maturity of the fund will vary depending on an evaluation of market conditions, patterns and trends by the fund’s sub-adviser, but will , under normal circumstances, be less than 3 years.   There are no limitations on the maturity of any individual issues in the fund.

1
Shareholders of the Old Mutual High Yield Fund will be asked to approve a reorganization with respect to this fund to be effective on or about December 30, 2011, and, if approved, the Old Mutual High Yield Fund will no longer be an investment option for the Portfolio.

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MORE ABOUT INVESTMENT RISK

The principal investment strategies and main risks of the Portfolios were described above.  This section of the Prospectus discusses the risks of investing in the Portfolios in greater detail, including risks associated with investments in certain securities by the underlying funds.

Emerging Markets.  An “ emerging market country ” is generally thought of as any country that the World Bank and the International Finance Corporation would consider to be an emerging or developing country.  Investments in emerging markets may be considered speculative, and therefore may offer higher potential for gains and losses than investments in developed markets of the world.  With respect to any emerging country, there may be greater potential for nationalization, expropriation or confiscatory taxation, political changes, government regulation, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the value of a fund’s investments in those countries.  In addition, it may be difficult to obtain and enforce a judgment in the courts of such countries.  Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Equity Securities.  Equity securities include common and preferred stocks, convertible securities, warrants, and rights.  Equity security prices fluctuate over time.  Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.  Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities.  Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole.  Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities.  Value securities are equity securities that are or are believed to be currently underpriced.  Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Foreign Securities.  Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of fund assets, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Securities of issuers located in emerging markets may experience greater price volatility than those located in established markets.

Foreign securities include American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments.  ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation.  An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars.  EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank.  EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars.  Although ADRs, EDRs, and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Small- and Medium-Sized Company Securities.  Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group.  In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons.  For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

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REITs.  A REIT is a separately managed trust that makes investments in various real estate businesses.  An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders.  A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders.  A hybrid REIT combines the characteristics of equity and mortgage REITs.

The real estate industry is particularly sensitive to: (i) economic factors, such as interest rate changes, tight credit markets, or recessions; (ii) over-building in one particular area, changes in zoning laws, or changes in neighborhood values; (iii) increases in property taxes; (iv) casualty and condemnation losses; and (v) regulatory limitations on rents.  The value of real property, and the REITs that invest in it, may decrease during periods of volatility in the credit markets.

REITs may expose a fund to similar risks associated with direct investment in real estate.  REITs are more dependent upon specialized management skills, have limited diversification and are, therefore, generally dependent on their ability to generate cash flow to make distributions to shareholders.

Money Market Instruments.  Money market instruments include high quality, short-term, U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency, or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.  Money market instrument prices fluctuate over time.  Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade. Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes or liquidity in the credit markets.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer-term investments such as stocks or long-term debt.

Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio generally limit their investments in money market instruments to no more than 25%, 30%, 15%, and 20% of their total assets, respectively.  Old Mutual Asset Allocation Growth Portfolio generally invests in money market instruments only for temporary defensive or cash management purposes.

Over-the-Counter (“OTC”) Securities.  OTC securities are securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone.  OTC securities may not trade as often as securities listed on an exchange.  So, if a fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

Derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, currencies, or other financial instruments.  Derivatives include, among other things, futures, options, options on futures, OTC options, forward foreign currency contracts, and swaps.

Because of the low margin deposits required, derivatives often involve an extremely high degree of leverage.  As a result, a relatively small price movement in a derivative may result in immediate and substantial loss, or gain, to the investor.  Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives a fund buys or sells.  A fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.  Thus, the use of derivatives may result in losses in excess of the amount invested.

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Derivatives may be used for a variety of purposes, including:  (i) to reduce transaction costs; (ii) to manage cash flows; (iii) to maintain full market exposure, which means to adjust the characteristics of a fund’s investments to more closely approximate those of its benchmark; (iv) to seek to enhance returns (speculative); and (v) to protect a fund’s investments against declines in value (hedging).

The Portfolios are subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, a fund must “ set aside ” (referred to sometimes as “ asset segregation ”) liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” a fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value.  With respect to forwards, futures, and index options that are contractually required to “ cash-settle ,” a fund generally will set aside liquid assets in an amount equal to a fund’s daily marked-to-market (net) obligations, if any (i.e., a fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward, futures, and index options contracts, a fund will have the ability to employ leverage to a greater extent than if a fund were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks, and may result in losses in excess of the amounts invested.

Short Sales.  A fund “sells short” a security when it sells a security it does not own.  To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer.  A fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a fund replaces the borrowed security.  Likewise, a fund can profit if the price of the security declines between those dates.

To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold.  A fund will incur transaction costs in effecting short sales.  A fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a fund may be required to pay in connection with a short sale.

Non-Diversification.  Certain of the underlying funds are considered non-diversified and can invest a greater portion of their assets in securities of individual issuers than a diversified fund.  As a result, changes in the market value of a single issuer could cause greater fluctuations in the value of underlying fund shares than would occur in an underlying diversified fund.

Fixed Income Securities.  Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments.  Fixed income security prices fluctuate over time.  The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  A change in interest rates will affect the value of a fund’s fixed income investments.  Debt securities tend to move inversely with changes in interest rates.  For example, when interest rates rise, debt security prices generally fall.  Conversely, when interest rates fall, debt security prices generally rise.

Credit Risk.  The value of the debt securities held by a fund also fluctuates with the credit quality of the issuers of those securities.  A fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a fund’s share price.

Changes in Debt Ratings.  If a rating agency assigns a debt security a lower rating, the value of the security will decline because investors will demand a higher rate of return to compensate for the additional perceived risk.

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U.S. Government Securities.  U.S. government securities include U.S. Treasury bills, notes, and bonds of varying maturities that are backed by the full faith and credit of the U.S. government.  U.S. government securities generally offer lower yields than other fixed income securities.  Holding U.S. government securities lowers the risk profile of an investment portfolio as the timely payment of principal and interest on such securities is guaranteed by the U.S. government.

U.S. Government Agency Securities. U.S. government agency securities are debt securities issued or guaranteed as to principal and interest by U.S. government agencies, U.S. government sponsored enterprises, and U.S. government instrumentalities that are not direct obligations of the U.S. government.  Certain U.S. government agency securities are not backed by the full faith and credit of the U.S. government, and thus are subject to credit risk.  U.S. government agency securities represent a higher risk of default than U.S. government securities.

Mortgage-Backed Securities.  Mortgage-backed securities are securities that represent pools of mortgages (including collateralized mortgage obligations (CMOs)), where investors receive principal and interest payments from the repayment of underlying mortgage loans.  Some mortgage-backed securities are issued and guaranteed against default by the U.S. government, such as the Government National Mortgage Association (Ginnie Mae).  Others are not guaranteed by the U.S. government and are backed only by the credit of the government agency or instrumentality, such as Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac).  In September 2008, the Federal Housing Finance Agency placed Fannie Mae and Freddie Mac into conservatory of the U.S. Treasury.

Mortgage-backed securities may be adversely affected by changes in interest rates and the creditworthiness of the issuer and underlying mortgage holders.  Also, the mortgages underlying mortgage-backed securities may be subject to unscheduled or early payments, which may shorten the maturities of these securities and may lower their returns.  Lack of liquidity and tightening of the credit markets will adversely affect the value of mortgage-backed securities.

Mortgage-backed securities may offer higher yields and the potential for higher returns than certain other fixed income securities.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities. Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  One class might receive all of the interest distributions – interest-only strips (IOs) and the other all the principal distributions – principal only strips (POs).

The cash flows and yields on stripped mortgage-backed securities are extremely sensitive to interest rates and the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of POs.

The yields and market risk of IO and PO stripped mortgage-backed securities may be more volatile than those of other fixed income securities.  The market for stripped mortgage-backed securities may be limited, making it difficult for a fund to value or to sell its holdings at an acceptable price.  Stripped mortgage-backed securities may offer higher yields than other, more stable, fixed income securities, such as traditional mortgage-backed securities.  Certain stripped mortgage-backed securities may be deemed to be illiquid.

Asset-Backed Securities.  Asset-backed securities are interests in a stream of payments from specific assets, such as automobile or credit card receivables.  These securities are generally pass-through securities, which means that principal and interest payments on the underlying securities (less servicing fees) are passed through to shareholders on a pro rata basis.

Asset-backed securities may be adversely affected by changes in interest rates.  Also, the nature of the underlying collateral may make it more difficult for issuers of asset-backed securities to recover or repossess such collateral upon a default.  Lack of liquidity and tightening of the credit markets will adversely affect the value of asset-backed securities.

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Corporate Bonds.  Corporate bonds are debt securities of companies that are rated at or above investment grade by one or more nationally recognized rating organizations.  Issuers of corporate bonds may default on their obligations to repay principal and interest.  Also, changes in interest rates may adversely affect the market value of corporate bonds.

Lower-Rated (Junk) Bonds.  Lower-rated bonds are debt securities of companies that are rated below investment grade (BB/Ba or lower).  Lower-rated bonds have a higher risk of default, tend to be less liquid, and may be difficult to value.  Lower-rated bonds offer higher yields and higher potential gains than investment-grade (BBB/Baa or higher) bonds.

Foreign Bonds.  Foreign bonds are debt securities of foreign governments and foreign companies.  In addition to the risks present for domestic bonds, foreign bonds are subject to the additional risks of potential adverse political developments or political instability; differences in accounting, auditing, and financial reporting standards; a lack of adequate information from bond issuers due to less stringent government regulation; and adverse changes in foreign exchange rates.

Zero Coupon and Pay-In-Kind Securities.  A zero coupon security pays no interest to its holders until it matures and is sold at a discount to its face value.  Pay-in-kind securities are securities that generally pay interest through the issuance of additional securities. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay interest periodically or in cash.

Affiliated Money Market Funds.  The Portfolios maintain cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses).  Each Portfolio invests its cash reserves in the Old Mutual Cash Reserves Fund, an affiliated mutual fund, in accordance with applicable rules under the 1940 Act. A Portfolio’s purchase of securities of other investment companies may result in the indirect payment of additional management and distribution fees.  The indirect fees incurred by a Portfolio with respect to investment of its cash reserves in an affiliated (or unaffiliated) money market fund are included in the Acquired (Underlying) Fund Fees and Expenses in the Portfolios’ annual Fees and Expenses tables if such Expenses are at least 0.01% of a Portfolio’s average net assets.

Securities That Are Not Readily Marketable. A security is not readily marketable, or “illiquid,” if the Portfolio cannot sell it within seven days in the ordinary course of business for approximately the amount at which it is valued on the books of a fund.  For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”).  Investments in illiquid securities, which may include restricted securities, involve higher risks because a fund may be unable to sell an illiquid security or sell at a reasonable price.  In addition, in order to sell a restricted security, a fund may have to bear the expenses associated with registering the shares with the SEC and incur delays in selling the security.

Temporary Defensive Investments.  In times of unstable or adverse market or economic conditions, a fund may hold a significant portion of its assets in temporary defensive instruments that may be inconsistent with their principal investment strategies in an effort to enhance liquidity or preserve capital.  Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreements. They could also hold these types of securities pending the investment of proceeds from the sale of fund shares or portfolio securities or to meet anticipated redemptions of fund shares.  Investments in temporary defensive investments may be made for undetermined periods of time, depending on market or economic conditions.  To the extent a fund invests defensively, it might not achieve its investment objective.

Portfolio Turnover.  A change in the securities held by a fund is known as “portfolio turnover.”  An underlying fund may engage in active and frequent trading to try to achieve its investment objective, however, and may have a portfolio turnover rate of over 100%.  Higher portfolio turnover rates increase the brokerage costs for the fund conducting the trading and may adversely affect its performance.  However, most of the Portfolios’ portfolio transactions will be trades in the shares of the underlying funds, which do not involve brokerage commissions.  The sale of a Portfolio’s or an underlying fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of Old Mutual Funds I’s (the “Trust”) policies and procedures with respect to the disclosure of a Portfolio’s portfolio securities is available in the Statement of Additional Information (“SAI”). The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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MANAGEMENT

THE ADVISER

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237, is the investment adviser to the Portfolios. The Adviser was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. (“ OMUSH ”).   OMUSH is a wholly-owned subsidiary of OM Group (UK) Limited, which, in turn, is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Adviser oversees the operations of the Portfolios and supervises Ibbotson, the Portfolios’ sub-adviser.  The Board of Trustees of the Trust (the “Board”) supervises the Adviser and Ibbotson and establishes policies that the Adviser and Ibbotson must follow in their day-to-day investment management activities.

THE SUB-ADVISER

Ibbotson Associates Advisors, LLC, a Delaware limited liability company located at 22 West Washington Street, Chicago, Illinois 60602, is a wholly-owned subsidiary of Ibbotson Associates, Inc., which is a wholly-owned subsidiary of Morningstar, Inc.   Ibbotson is the sub-adviser to each Portfolio and allocates, subject to the Adviser’s supervision, each Portfolio’s assets among the underlying funds.   As of July 31, 2011, Ibbotson had $2.7 billion in assets under management.

Effective on or about December 31, 2011, Ibbotson Associates Advisers, LLC, a wholly-owned subsidiary of Ibbotson Associates, Inc., will be merged into Ibbotson Associates, Inc.  It is not anticipated that the merger will result in an assignment as that term is defined in the Investment Company Act of 1940, as amended.  Following the merger, Ibbotson Associates, Inc. will become sub-adviser to the Portfolios and will allocate, subject to the Adviser’s supervision, each Portfolio’s assets among the underlying funds.  Ibbotson Associates, Inc., an Illinois corporation located at 22 West Washington Street, Chicago, Illinois 60602, is a direct wholly-owned subsidiary of Morningstar, Inc.  As of September 30, 2011, Ibbotson Associates, Inc. had $20.1 billion in assets under management.

ADVISORY FEES

The table below shows the aggregate fee paid to the Adviser for the fiscal year ended July 31, 2011 as a percentage of average daily net assets.

Management Fee
Asset Allocation Balanced Portfolio	0.20%
Asset Allocation Conservative Portfolio	0.20%
Asset Allocation Moderate Growth Portfolio	0.25%
Asset Allocation Growth Portfolio	0.25%

Ibbotson is entitled to receive a fee from the Adviser.  The fee arrangement for Ibbotson is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory agreement between the Trust and the Adviser and the sub-advisory agreement among the Trust, the Adviser and Ibbotson is available in the Trust’s annual report to shareholders dated July 31, 2011.

In the interest of limiting the expenses of the Portfolios, the Adviser has signed expense limitation agreements with the Trust on behalf of the Portfolios pursuant to which the Adviser has agreed to reduce the fees payable to it under the advisory agreement and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Portfolio’s average daily net assets) (“Expense Limit”) as set forth in the table below:

	Expense Limit
Portfolio	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Conservative	0.36%	0.61%	1.36%	0.36%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022
Balanced	0.39%	0.64%	1.39%	0.39%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022
Moderate Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022
Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022

The Adviser is entitled to reimbursement from a Portfolio of any fees waived pursuant to the expense limitation arrangements if such reimbursement does not cause the operating expenses of the Portfolio in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

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THE PORTFOLIO MANAGERS

The following summarizes the experience of the members of the portfolio management team primarily responsible for the day-to-day management of the Portfolios’ portfolios.  Except as otherwise noted, each portfolio manager listed below has served in his/her position for at least the last 5 years.

Name	Title
Peng Chen, Ph.D., CFA (Lead Portfolio Manager)	President, Ibbotson, since 2006. Managing Director and Chief Investment Officer, Ibbotson, 1997 – 2006.
Chris Armstrong, CFA, CAIA (Portfolio Manager)	Portfolio Manager, Ibbotson, since 2005.
Brian Huckstep, CFA (Portfolio Manager)	Portfolio Manager, Ibbotson, since 2005.
John Thompson, Jr. (Portfolio Manager)	Co-Head, Investment Advisory , since 2011; Vice President, Portfolio Manager and Director, Global Investment Services , since 2008 ; and Portfolio Manager, Ibbotson, since 1999 .
Scott Wentsel, CFA, CFP (Senior Portfolio Manager)	Vice President and Senior Portfolio Manager, Ibbotson, since 2005.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Portfolios.

YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Portfolio and the price you receive upon selling or redeeming a share of a Portfolio is called the net asset value (“NAV”). NAV per share class of a Portfolio is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding.  NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m ., Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Portfolio at the NASDAQ Official Closing Price provided by NASDAQ each business day.  The Portfolios do not calculate their NAV, and you may not buy or sell Portfolio shares, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Portfolio shares will be priced at the next NAV calculated after your request is received in good order by the Portfolio’s transfer agent or other Portfolio agents.  Shares begin to earn dividends on the first business day following the day of purchase.  Shares earn dividends until the day you redeem them.  The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Portfolio’s investment performance.  Since each Portfolio is mainly invested in shares of the underlying funds, a Portfolio’s NAV is based mainly on the NAV of the underlying funds in which it invests.  The prospectuses for the underlying funds explain the circumstances under which the underlying funds may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Portfolios as an investment alternative in the programs they offer or administer.  If you buy shares through a Financial Intermediary, generally your order must be received by the Financial Intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price.  Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open.  The Trust and Financial Intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner.  The Trust will be deemed to have received a purchase or redemption order from authorized Financial Intermediaries when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at a Portfolio’s NAV next computed after such order is unconditionally accepted by an authorized Financial Intermediary or its authorized designee.

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VALUING PORTFOLIO SECURITIES

The Portfolios and the underlying funds use pricing services to determine the market value of the securities in their portfolios.   Except as discussed below, the Portfolios generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Portfolios’ portfolios, except that securities traded primarily on NASDAQ are normally valued by the Portfolios at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Investment securities of an underlying fund managed by the Adviser, including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter (“OTC”) (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the   close of trading on the NYSE (normally 4:00 p.m., Eastern Time) (“Valuation Time”), each day that the NYSE is open for all underlying Funds other than the Old Mutual Cash Reserves Fund or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or   the OTC market for long positions and the most recent quoted ask price for short positions.   For securities traded on NASDAQ, the NASDAQ   Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by each Board of Trustees of the underlying funds (the “Boards”). Investments held by the Old Mutual Cash Reserves Fund are valued using the amortized cost method of valuation permitted in accordance with meeting certain conditions and regulations as set forth under Rule 2a-7 of the 1940 Act.  Under amortized cost method, an investment is valued at its cost on the date of purchase and thereafter assumes a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the investment. The underlying funds use pricing services to report the market value of securities in the portfolios; if   the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of   the security, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying fund’s Fair Value Procedures are implemented through a Valuation Committee (the “Committee”). A security may be valued using Fair Value Procedures if, among other things, the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating an underlying fund’s NAV.

Debt securities (other than short-term obligations), including listed issues held by an underlying fund managed by the Adviser , are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities of an underlying fund managed by the Adviser and traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities of an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options of an underlying fund managed by the Adviser are valued at the last quoted sales price.  If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price.  Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.

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POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Portfolios provide shareholders with daily liquidity, the Portfolios are intended to be long-term investment vehicles and are not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Portfolio expenses higher, and may harm Portfolio performance.  In particular, frequent trading of a Portfolio’s shares may:

•	force a Portfolio to sell its shares in the underlying funds sooner than it otherwise would in order to honor redemptions; or
•	dilute the value of Portfolio shares held by long-term shareholders.

The Portfolios, the Adviser, and their agents, will not knowingly permit investors to excessively trade the Portfolios, although no guarantees can be made that we will be able to identify and restrict all such trading in the Portfolios.  The Adviser and its agents cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

To minimize harm to a Portfolio and its shareholders, we reserve the right to reject any application or purchase order, including exchange purchases, for any reason without prior notice.

The Board has adopted, and the Adviser and its agents have implemented, tools to discourage short-term trading in the Portfolios. Each of these tools is described below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in a Portfolio will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments, which are inherently subjective. The Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Adviser and its agents may consider an investor’s trading history in the Portfolios, other funds, and accounts under common ownership, influence, or control. The Adviser and the Portfolios may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Adviser and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Adviser, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that such activities must stop, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account.  Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective.  In making such judgments, the Adviser and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Portfolio shareholders.

The Adviser and its agents seek to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.   The ability of the Adviser and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited because Financial Intermediaries often maintain the underlying shareholder accounts in omnibus accounts.  The Adviser and its agents rely on Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Portfolios’ short-term trading policy on shareholders in such accounts.  In compliance with Rule 22c-2 of the 1940 Act, the Trust an agreement (“Shareholder Information Agreement”) in place with certain Financial Intermediaries that requires the Financial Intermediary to (i) provide the taxpayer identification numbers and transaction information about Portfolio shareholders who hold their shares through the Financial Intermediary, (ii) use its best efforts to determine, upon request of the Trust, whether any other person that holds Portfolio shares through the Financial Intermediary is itself a financial intermediary (“indirect intermediary”), and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (iii) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Portfolio shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies. These contractual arrangements will enhance the Adviser’s ability to monitor trades placed through omnibus accounts.  However, there is no assurance that Financial Intermediaries will, in all instances, cooperate with the Adviser in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

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Trading Guidelines

If a shareholder exceeds four exchanges out of a Portfolio per calendar year or if a Portfolio, the Adviser, or one of its agents, determines that a shareholder’s short-term trading activity is detrimental to Portfolio shareholders (regardless of whether or not the activity exceeds these guidelines), the Portfolio will not knowingly accept any additional purchase and exchange orders from such shareholder. The Portfolios and the Adviser and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Portfolios to purchase shares of one or more other Old Mutual Funds) is considered a single exchange. A Portfolio may permit exceptions to the four exchange limit for wrap accounts and investors that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part.  Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by a Portfolio and may be cancelled or revoked.  The Adviser may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges.  The Adviser and the Portfolios also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

Redemption/Exchange Fee

A Portfolio (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Portfolio within 10 calendar days of purchase. A Portfolio will impose a redemption/exchange fee to the extent that the number of Portfolio shares redeemed exceeds the number of Portfolio shares that have been held for more than 10 calendar days. In determining how long shares of a Portfolio have been held, the Adviser assumes that shares held by the investor for the longest period of time will be sold first. The Portfolio will retain the fee for the benefit of the non-redeeming shareholders.  Due to operational requirements, certain Financial Intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Portfolios’ methods for tracking and calculating the fee.

A Portfolio charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Portfolio, to facilitate Portfolio management, and to offset certain transaction costs and other expenses the Portfolio incurs because of the redemption or exchange.

A Portfolio will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;

•
total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with a Portfolio to waive or not to impose the fee;

•	total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with a Portfolio or a Financial Intermediary;

•	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Portfolio;

•
certain redemptions of shares of a Portfolio held as a qualified default investment alternative in certain retirement plan accounts in accordance with provisions of the Employee Retirement Security  Act of 1974, as amended, and the rules and regulations promulgated thereunder;

•	certain broker wrap fee and other fee-based programs;

•	redemptions initiated by a Portfolio, as permitted in this Prospectus; or

•	redemptions by the Portfolios or other asset allocation or target date funds advised by the Adviser.

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In addition, the redemption/exchange fee does not apply to:  (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by a shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.

BUYING SHARES

Each Portfolio has registered the following classes of shares:  Institutional Class, Class A, Class C, and Class Z. Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Portfolios, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class.  When choosing a share class, you should consult your financial adviser as to which class is most suitable for you.  The Trust reserves the right to change the categories of investors eligible to purchase shares of each Portfolio.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m ., Eastern Time , and promptly transmit the order to the Portfolio.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Portfolio so that you may receive the same day’s NAV.  The price per share you will pay to invest in a Portfolio is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.  Purchases of shares of a Portfolio may be made on any day on which the NYSE is open for business.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Portfolio’s public offering price.

Institutional Class
You may purchase Institutional Class shares of the Portfolios through certain financial institutions that are authorized to sell shares of a Portfolio. You may also purchase Institutional Class shares of the Portfolios directly through the Portfolios’ transfer agent.

Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in a Portfolio:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of the Adviser.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Portfolio, provided they sign a letter of intent (“LOI”), committing them to increase that investment to a minimum investment of $1 million in that Portfolio within twelve months.  The Adviser reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Portfolio within twelve months, you will cease to be an eligible investor and the Portfolio may convert your Institutional Class shares to Class Z shares.  The Portfolio shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

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The Portfolios also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If a Portfolio closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Portfolio, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Portfolio due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Portfolio shares.

Registered investment companies advised by the Adviser are not subject to the Institutional Class investment minimums.  Please see the SAI for more information on LOIs.

Class A and Class C

You may purchase Class A and Class C shares of a Portfolio through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Portfolio.  Such financial institutions may charge you a fee for this service in addition to a Portfolio’s public offering price.  Purchases of shares of a Portfolio may be made on any day on which the NYSE is open for business.  For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m ., Eastern Time , and promptly transmit the order to the Portfolio.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Portfolio so that you may receive the same day’s NAV.  The price per share you will pay to invest in a Portfolio is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Portfolios’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner.

MINIMUM INVESTMENT

For Institutional Class shares, please see the section of the Prospectus entitled “Buying Shares – Institutional Class” for information regarding minimum investment requirements.  For Class A, Class C, and Class Z shares of the Portfolios, the minimum investment requirements are as follows:

Minimum Investment *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfers to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP-I”)(1)	$500	$25
Systematic Investment Plans I (“SIP-II”)(2)	no minimum	$50

*	A Portfolio reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

(1)
If a SIP-I is established, the minimum initial investment for a Portfolio is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

(2)	An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

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Concepts to Understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

Spousal IRA:  an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

SALES CHARGES

The sales charge and purchase information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.75%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of a Portfolio (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Portfolio’s NAV per share plus any applicable initial sales charge.

Class A shares of a Portfolio are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the Public Offering Price on purchases of less than $1 million.

Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price Invested	As a Percentage of the Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

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Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

▪
on purchases of $1 million or more Class A shares of a Portfolio. However, redemptions of Class A shares of a Portfolio purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “ Class A Purchases Subject to Contingent Deferred Sales Charges ” below.

▪	on additional purchases of one or more Old Mutual Funds that result in account balances of Class A shares of $1 million or more.

▪	on shares purchased by reinvesting dividends and distributions.

▪
when exchanging shares among Old Mutual Funds with the same or higher initial sales charges (see the “ Your Investment - General Policies ” section of this Prospectus for more information on exchanges between funds).

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Portfolio shares. See the SAI for more information on the reinstatement privilege.

▪	when a merger, consolidation, or acquisition of assets of a Portfolio occurs.

▪	if you are the Adviser, an affiliated company of the Adviser, or the Sub- Adviser and you purchase your shares directly through the Distributor .

▪	if you are an employee benefit plan established for employees of the Adviser or its affiliates.

▪	if you are a discretionary advised client of the Adviser, Sub- Adviser , or their affiliates.

▪
if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of a Portfolio) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person’s employer.

▪	if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the Portfolios.

▪
if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of a Portfolio in connection with such services.

▪
if you are a pension, profit-sharing, or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Portfolio may include, for purposes of determining any applicable reduction of initial sales charges, only the participants’ individual investments in the plans.

▪
if you are an individual or entity with a substantial business relationship with the Trust or the Adviser, as determined by a Vice President or more senior officer of the Trust or the Adviser, and you purchase your shares directly through the Distributor.

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Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a LOI , you commit to purchase a specified dollar amount of Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described above. These qualified purchasers include the following:

Individuals

▪	an individual, his or her spouse, or children residing in the same household;

▪	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

▪	a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

▪
any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months, and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Portfolio shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of a Portfolio without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

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Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

▪
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

▪
managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of a Portfolio in connection with such services.

▪
on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

▪	on purchases made in connection with a merger, consolidation, or acquisition of assets of the Portfolio.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Old Mutual Funds in all of the investor’s related accounts exceeds $1 million. For purposes of this policy, “ related accounts ” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under “ Purchasers Qualifying for Reductions in Initial Sales Charges ” earlier in this section of the Prospectus.  In no event will the Trust honor an order to purchase more than $1 million of Class C shares.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

▪	if you redeem shares acquired through reinvestment of dividends and distributions.

▪	on increases in the NAV of your shares.

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▪	on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any 12-month period.

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the SAI for more information on the redemption privilege.

▪	upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

▪
upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or to be of long-continued and indefinite duration.

▪	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

▪	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

▪	on the liquidation of a shareholders’ account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C shares at reduced or without sales charges.  Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first, and then shares in the order of purchase.

SELLING SHARES

You may sell your Portfolio shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Portfolios’ transfer agent or other authorized representatives by 4:00 p.m ., Eastern Time , will be priced at a Portfolio’s next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. A Portfolio generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, a Portfolio may suspend redemptions or postpone payment for up to 7 days. Also, if a Portfolio has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees.  These include:

•	Redemptions by check, wire, or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;
•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed.  A signature guarantee may be obtained from a bank, broker dealer, credit union, securities exchange or association, clearing agency, or savings association and must include the title of the signatory.  A notary public does not provide a signature guarantee.  A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By:  [Signature]
Title:  [Title of Signatory]

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GENERAL POLICIES

▪
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Portfolios are required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Portfolios reserve the right to refuse to open your account, to close your account, or to take such other action deemed appropriate if it is unable to verify your identity.

▪
The Portfolios are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

▪	The Portfolios may reject applications and purchase orders.

▪	The Portfolios reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of a Portfolio in any 90-day period.

▪
When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Portfolios’ transfer agent so that you may receive that same day’s NAV per share.

▪
State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts.   Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.

▪
Because of the relatively high cost of maintaining smaller accounts, a Portfolio charges an annual fee of $12 if your account balance drops below $1,000.  This fee does not apply to Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically. A Portfolio will provide 60 days’ prior notice of the imposition of this fee.  A Portfolio will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

▪
For non-retirement accounts, if the value of your investment in a Portfolio falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption.  Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

▪
With regard to investments in Class A and Class C shares, asset allocation programs set up in networked accounts, which have been pre-approved by a Portfolio, will not be subject to the minimum account balances as described above.

▪
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Portfolio. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial adviser or broker-dealer.

▪	Investment instructions are irrevocable, which means that once you have transmitted your investment instructions, they may not be modified or cancelled.

▪
You may purchase or redeem shares of the Portfolios via the Internet by completing the bank information section on the account application, entering the “My Account” section of the OMF I Website located at oldmutualfunds.com, and following the instructions for purchasing or redeeming shares.

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Exchanges between Portfolios

You may exchange some or all shares of a particular class of a Portfolio for shares of the same class of another Old Mutual Fund that offers such class of shares. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Portfolio, subject to the investment qualifications and minimums of Institutional Class shares. Class A shares, purchased at NAV, may be exchanged for Class Z shares of the same Portfolio, subject to the investment qualifications and minimums of Class Z shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares. However, if you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The minimum investment requirements, as stated previously, also apply to exchanges.

If a shareholder exceeds four exchanges out of any of the Portfolios per calendar year, or if a Portfolio, the Adviser, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party or the Portfolio may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled “ Your Investment - Policy Regarding Excessive or Short-Term Trading ” for details of the Trust’s trading guidelines and redemption/exchange fee.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired.  Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.  Shareholders may realize a taxable gain or loss on any exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan permits you to have payments of $50 or more mailed or automatically transferred from your Portfolio account to your designated checking or savings account.  Shareholders may realize a taxable gain or loss on any withdrawal.

▪	Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

Householding

To keep the Portfolios’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “ householding ,” does not apply to account statements.  To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

DIVIDENDS AND TAXES

Dividends and Distributions.   The Portfolios pay shareholders dividends from their net investment income and distributions from their net realized capital gains, if available. Old Mutual Asset Allocation Growth Portfolio and Old Mutual Asset Allocation Moderate Growth Portfolio pay dividends from net investment income and distributions from capital gains annually. Old Mutual Asset Allocation Balanced Portfolio and Old Mutual Asset Allocation Conservative Portfolio pay dividends from net investment income quarterly and distributions from capital gains annually.   A Portfolio may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Portfolio. The amount of any distribution will vary, and there is no guarantee a Portfolio will pay either an income dividend or a capital gains distribution. Dividends and distributions will be reinvested in your Asset Allocation Portfolio account unless you instruct an Asset Allocation Portfolio otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

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Annual Statements.   Each year, the Portfolios will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Portfolios make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Portfolio will send you a corrected Form 1099 to reflect reclassified information.

Avoid “Buying a Dividend.”   At the time you purchase your Portfolio shares, a Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Portfolio.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a Portfolio just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations.   Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions are taxable to you as ordinary income, capital gains or some combination of both.  This is true whether you reinvest your distributions in additional Portfolio shares or receive them in cash.

Distributions of net investment income and net short-term capital gains are generally taxable to you as ordinary income.  However, income dividends designated by a Portfolio as qualified dividend income may be subject to tax by individuals and other non-corporate taxpayers at lower rates provided certain holding period requirements are met. These reduced rates of taxation are presently scheduled to sunset and, unless extended, will no longer apply to qualified dividends paid with respect to taxable years of a Portfolio beginning after December 31, 2012.   The current qualified dividend income and long-term capital gains tax rates for non-corporate shareholders are provided in the table below.

Sale of Redemption of Portfolio Shares.   A sale or exchange of shares of a Portfolio, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of a Portfolio within one year after buying them, and (ii) long-term capital gains will apply to shares of a Portfolio sold or exchanged after one year. The table below describes the current tax rates for non-corporate shareholders.   Beginning with the 2012 calendar year, the Portfolios will be required to report to you and IRS annually on Form 1099-B not only the gross proceeds of

Portfolio shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Portfolios’ default method of average cost, unless you instruct the Portfolios to use a different calculation method.   Shareholders should carefully review the cost basis information provided by the Portfolios and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts and money market accounts will not be affected.

Backup Withholding .  By law, if you do not provide a Portfolio with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Portfolio also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes .  Portfolio distributions and gains from the sale or exchange of your Portfolio shares generally are subject to state and local taxes.

This discussion of “Dividends and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Portfolio.

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Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from a Portfolio. Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	2011 Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	0%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	0%	15%

DISTRIBUTION ARRANGEMENTS

The Trust, on behalf of Class A and Class C shares of the Portfolios, has adopted Distribution Plans pursuant to Rule 12b-1 and a Service Plan which allow the Portfolios to pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers, or other Financial Intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future.  Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and/or service fees are paid out of a Portfolio’s Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

PAYMENTS TO FINANCIAL INTERMEDIARIES

For Class A and Class C shares, the Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “ Your Investment - Sales Charges ” section of this Prospectus.

Payments by the Distributor, the Adviser, or their Affiliates

The Distributor, or one or more of its affiliates, from time to time, makes payments from its own resources to Financial Intermediaries in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Portfolios on the Financial Intermediary’s sales system, placing the Trust and the Portfolios on the Financial Intermediary’s preferred or recommended list, marketing support services, networking, and/or administrative or recordkeeping support services (collectively, “financial intermediary payments”). Such payments are in addition to any distribution and service fees that may be payable by a Portfolio.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

From time to time, the Distributor, or its affiliates, pay “ networking fees ” to certain broker-dealers who process Portfolio transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

Prospectus 1 - Table of Contents

The Adviser, or its affiliates, pay certain Financial Intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Portfolios; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Asset Allocation Portfolios.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary’s sales and/or the value of Portfolio shares within a Financial Intermediary’s client accounts.  In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the Financial Intermediary. The Adviser and the Sub- Adviser will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Portfolio shares through such Financial Intermediaries.   Financial intermediary payments may provide Financial Intermediaries with an incentive to favor shares of a Portfolio over sales of shares of other mutual funds or non-mutual fund investments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Portfolio shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended July 31, 2011 , the Distributor, the Adviser, or one or more of their affiliates, have financial intermediary arrangements with the following Financial Intermediaries:  Ameriprise Financial, Associated Securities, Charles Schwab, Citigroup Global Markets, Citistreet, CPI Qualified Plan Consultants, Fidelity, First Clearing LLC, LPL Financial Services, Matrix, Merrill Lynch, Morgan Stanley, MSCS Financial Services, Mutual Services, Pershing, Prudential Investment Management Services, Prudential Retirement, Raymond James, Ridge Clearing, Robert W. Baird, Smith Barney, TD Ameritrade, UBS Financial Services, UBS Paine Webber, Uvest Financial Service Group, Waterstone Financial, Wells Fargo Advisors, and Wells Fargo Investments.

Payments by the Portfolios

Like the Adviser and its affiliates, the Portfolios may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described previously. From time to time, the Portfolios may also pay networking fees to brokers, up to certain limits.

OTHER PAYMENTS BY OLD MUTUAL FUNDS

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH’s participant directed 401K, profit sharing and/or voluntary deferral plans which invest in Old Mutual Funds (collectively, the “Deferred Plans”).   The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds’ Class Z shares within the Deferred Plans.   During the year ended July 31, 2011 , the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in Old Mutual Funds was approximately $ 42 ,000.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, the Adviser, their affiliates, or the Portfolios to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of each Portfolio’s shares for the five year period ended July 31, 2011.  Certain information reflects financial results for a single Portfolio share.   The total returns for an Asset Allocation Portfolio represent the rate that an investor would have earned (or lost) on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).  The information in the financial highlights has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Portfolios’ financial statements, are included in the annual report, which is available by calling the Portfolios toll-free at 888.772.2888.

Prospectus 1 - Table of Contents

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*	Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)(1)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Portfolio Turnover Rate†

Old Mutual Asset Allocation Conservative Portfolio

Class A
2011	$10.38	$0.26	$0.64	$—	$0.90	$(0.41)	$—	$(0.41)	$10.87	8.81%	$11,138	0.61%	0.91%	2.43%	12.81%
2010	9.84	0.34	0.66	—	1.00	(0.46)	—	(0.46)	10.38	10.27%	12,141	0.61%	0.94%	3.36%	32.70%
2009	10.76	0.48	(0.61)	—	(0.13)	(0.57)	(0.22)	(0.79)	9.84	(0.49)%	13,632	0.65%	0.86%	5.09%	39.55%
2008	11.30	0.29	(0.25)	—	0.04	(0.31)	(0.27)	(0.58)	10.76	0.24%	15,858	0.93%	1.31%	2.62%	49.27%
2007	10.64	0.30	0.69	—	0.99	(0.28)	(0.05)	(0.33)	11.30	9.40%	12,605	1.50%	1.94%	2.73%	130.47%

Class C
2011	$10.33	$0.18	$0.63	$—	$0.81	$(0.33)	$—	$(0.33)	$10.81	7.93%	$20,000	1.36%	1.61%	1.72%	12.81%
2010	9.80	0.27	0.64	—	0.91	(0.38)	—	(0.38)	10.33	9.37%	23,985	1.36%	1.65%	2.61%	32.70%
2009	10.66	0.39	(0.58)	—	(0.19)	(0.45)	(0.22)	(0.67)	9.80	(1.20)%	31,465	1.41%	1.54%	4.23%	39.55%
2008	11.25	0.21	(0.25)	—	(0.04)	(0.28)	(0.27)	(0.55)	10.66	(0.47)%	34,242	1.67%	1.95%	1.86%	49.27%
2007	10.60	0.22	0.68	—	0.90	(0.20)	(0.05)	(0.25)	11.25	8.57%	25,812	2.25%	2.57%	1.98%	130.47%

Class Z
2011	$10.39	$0.29	$0.62	$—	$0.91	$(0.43)	$—	$(0.43)	$10.87	8.97%	$1,370	0.36%	1.65%	2.72%	12.81%
2010	9.85	0.35	0.67	—	1.02	(0.48)	—	(0.48)	10.39	10.54%	1,129	0.34%	1.65%	3.40%	32.70%
2009	10.78	0.44	(0.54)	—	(0.10)	(0.61)	(0.22)	(0.83)	9.85	(0.17)%	234	0.40%	7.77%	4.56%	39.55%
2008	11.30	0.32	(0.25)	—	0.07	(0.32)	(0.27)	(0.59)	10.78	0.54%	640	0.67%	4.34%	2.86%	49.27%
2007	10.65	0.34	0.67	—	1.01	(0.31)	(0.05)	(0.36)	11.30	9.55%	514	1.25%	11.45%	3.01%	130.47%

Institutional Class
2011	$10.40	$0.29	$0.63	$—	$0.92	$(0.43)	$—	$(0.43)	$10.89	9.06%	$6,459	0.36%	0.63%	2.70%	12.81%
2010	9.86	0.37	0.65	—	1.02	(0.48)	—	(0.48)	10.40	10.52%	6,158	0.36%	0.56%	3.62%	32.70%
2009	10.79	0.47	(0.58)	—	(0.11)	(0.60)	(0.22)	(0.82)	9.86	(0.19)%	6,017	0.40%	1.43%	4.85%	39.55%
2008	11.32	0.32	(0.26)	—	0.06	(0.32)	(0.27)	(0.59)	10.79	0.41%	6,816	0.69%	1.05%	2.87%	49.27%
2007	10.65	0.33	0.70	—	1.03	(0.31)	(0.05)	(0.36)	11.32	9.74%	5,700	1.25%	1.60%	2.98%	130.47%

Old Mutual Asset Allocation Balanced Portfolio

Class A
2011	$9.99	$0.18	$1.13	$—	$1.31	$(0.27)	$—	$(0.27)	$11.03	13.21%	$12,650	0.64%	0.94%	1.71%	5.65%
2010	9.28	0.22	0.80	—	1.02	(0.31)	—	(0.31)	9.99	10.99%	21,312	0.64%	0.93%	2.26%	32.67%
2009	11.27	0.29	(1.46)	—	(1.17)	(0.36)	(0.46)	(0.82)	9.28	(9.30)%	25,356	0.65%	0.79%	3.30%	29.74%
2008	12.68	0.21	(0.74)#	—	(0.53)	(0.26)	(0.62)	(0.88)	11.27	(4.59)%#	44,959	0.94%	1.13%	1.71%	51.96%
2007	11.45	0.20	1.41	—	1.61	(0.17)	(0.21)	(0.38)	12.68	14.20%	51,321	1.55%	1.69%	1.59%	121.42%

Class C
2011	$9.97	$0.10	$1.13	$—	$1.23	$(0.19)	$—	$(0.19)	$11.01	12.41%	$50,108	1.39%	1.59%	0.98%	5.65%
2010	9.26	0.15	0.79	—	0.94	(0.23)	—	(0.23)	9.97	10.19%	59,480	1.39%	1.62%	1.51%	32.67%
2009	11.17	0.22	(1.44)	—	(1.22)	(0.23)	(0.46)	(0.69)	9.26	(10.00)%	77,330	1.40%	1.51%	2.46%	29.74%
2008	12.64	0.11	(0.73)#	—	(0.62)	(0.23)	(0.62)	(0.85)	11.17	(5.34)%#	120,085	1.67%	1.85%	0.92%	51.96%
2007	11.42	0.10	1.41	—	1.51	(0.08)	(0.21)	(0.29)	12.64	13.38%	109,348	2.30%	2.44%	0.85%	121.42%

Class Z
2011	$10.01	$0.23	$1.11	$—	$1.34	$(0.30)	$—	$(0.30)	$11.05	13.49%	$1,866	0.39%	1.41%	2.11%	5.65%
2010	9.30	0.24	0.80	—	1.04	(0.33)	—	(0.33)	10.01	11.25%	929	0.39%	2.28%	2.46%	32.67%
2009	11.31	0.31	(1.46)	—	(1.15)	(0.40)	(0.46)	(0.86)	9.30	(9.00)%	672	0.40%	1.41%	3.53%	29.74%
2008	12.70	0.23	(0.74)#	—	(0.51)	(0.26)	(0.62)	(0.88)	11.31	(4.40)%#	732	0.65%	5.13%	1.91%	51.96%
2007	11.46	0.26	1.39	—	1.65	(0.20)	(0.21)	(0.41)	12.70	14.55%	586	1.30%	11.24%	2.02%	121.42%

Institutional Class
2011	$9.97	$0.21	$1.12	$—	$1.33	$(0.30)	$—	$(0.30)	$11.00	13.44%	$31	0.39%	46.94%	1.97%	5.65%
2010	9.26	0.35	0.69	—	1.04	(0.33)	—	(0.33)	9.97	11.29%	27	0.39%	2.29%	3.55%	32.67%
2009	11.28	0.30	(1.46)	—	(1.16)	(0.40)	(0.46)	(0.86)	9.26	(9.13)%	2,011	0.40%	0.58%	3.35%	29.74%
2008	12.71	0.27	(0.78)#	—	(0.51)	(0.30)	(0.62)	(0.92)	11.28	(4.46)%#	6,196	0.85%	1.41%	2.24%	51.96%
2007	11.46	0.23	1.43	—	1.66	(0.20)	(0.21)	(0.41)	12.71	14.64%	13,969	1.30%	1.39%	1.84%	121.42%

Prospectus 1 - Table of Contents

	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)(1)	Ratio of Net Investment Income (Loss) to Average Net Assets(1)	Portfolio Turnover Rate†

Old Mutual Asset Allocation Moderate Growth Portfolio
Class A
2011	$9.66	$0.12	$1.47		$—	$1.59	$(0.14)	$—	$(0.14)	$11.11	16.56%	$18,848	0.57%	1.01%	1.17%	8.53%
2010	8.87	0.15	0.87		—	1.02	(0.23)	—	(0.23)	9.66	11.52%#	22,740	0.57%	1.08%	1.53%	37.54%
2009	11.91	0.17	(2.37)		—	(2.20)	(0.16)	(0.68)	(0.84)	8.87	(17.27)%	25,782	0.57%	0.99%	2.00%	31.90%
2008	13.76	0.10	(1.11	)#	—	(1.01)	(0.15)	(0.69)	(0.84)	11.91	(7.86)%#	52,854	0.89%	1.26%	0.74%	43.04%
2007	12.07	0.11	1.86		—	1.97	(0.07)	(0.21)	(0.28)	13.76	16.49%	58,969	1.55%	1.73%	0.84%	112.42%

Class C
2011	$9.44	$0.05	$1.43		$—	$1.48	$(0.06)	$—	$(0.06)	$10.86	15.70%	$61,074	1.32%	1.69%	0.46%	8.53%
2010	8.67	0.07	0.86		—	0.93	(0.16)	—	(0.16)	9.44	10.71%#	70,934	1.32%	1.74%	0.78%	37.54%
2009	11.63	0.11	(2.31)		—	(2.20)	(0.08)	(0.68)	(0.76)	8.67	(17.90)%	92,373	1.32%	1.69%	1.33%	31.90%
2008	13.59	—	(1.08	)#	—	(1.08)	(0.19)	(0.69)	(0.88)	11.63	(8.55)%#	154,281	1.63%	1.88%	(0.02)%	43.04%
2007	11.95	0.01	1.84		—	1.85	—	(0.21)	(0.21)	13.59	15.63%	161,855	2.30%	2.43%	0.09%	112.42%

Class Z
2011	$9.75	$0.18	$1.46		$—	$1.64	$(0.16)	$—	$(0.16)	$11.23	16.93%	$1,289	0.32%	1.65%	1.63%	8.53%
2010	8.95	0.17	0.88		—	1.05	(0.25)	—	(0.25)	9.75	11.77%#	635	0.32%	2.59%	1.72%	37.54%
2009	12.02	0.20	(2.40)		—	(2.20)	(0.19)	(0.68)	(0.87)	8.95	(17.07)%	508	0.32%	2.64%	2.34%	31.90%
2008	13.84	0.13	(1.11	)#	—	(0.98)	(0.15)	(0.69)	(0.84)	12.02	(7.64)%#	600	0.61%	4.40%	0.97%	43.04%
2007	12.12	0.20	1.83		—	2.03	(0.10)	(0.21)	(0.31)	13.84	16.91%	530	1.30%	11.43%	1.40%	112.42%

Institutional Class
2011	$9.75	$0.15	$1.48		$—	$1.63	$(0.22)	$—	$(0.22)	$11.16	16.88%	$8	0.32%	183.59%	1.43%	8.53%
2010	8.95	0.28	0.78		—	1.06	(0.26)	—	(0.26)	9.75	11.79%#	7	0.32%	0.99%	2.99%	37.54%
2009	12.01	0.19	(2.38)		—	(2.19)	(0.19)	(0.68)	(0.87)	8.95	(16.99)%	7,948	0.32%	0.61%	2.21%	31.90%
2008	13.82	0.13	(1.11	)#	—	(0.98)	(0.14)	(0.69)	(0.83)	12.01	(7.59)%#	8,836	0.70%	0.99%	0.98%	43.04%
2007	12.12	0.15	1.86		—	2.01	(0.10)	(0.21)	(0.31)	13.82	16.74%	13,149	1.30%	1.37%	1.12%	112.42%

Prospectus 1 - Table of Contents

FINANCIAL HIGHLIGHTS ─ concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)(1)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate†

Old Mutual Asset Allocation Growth Portfolio
Class A
2011	$9.58	$0.08	$1.80		$—	$1.88	$(0.06)	$—	$(0.06)	$11.40	19.65%	$13,619	0.57%	1.13%	0.77%	7.78%
2010	8.66	0.12	0.99		—	1.11	(0.19)	—	(0.19)	9.58	12.78%	16,721	0.57%	1.18%	1.26%	41.29%
2009	12.33	0.10	(3.12)		—	(3.02)	—	(0.65)	(0.65)	8.66	(23.55)%	20,556	0.56%	1.03%	1.14%	27.09%
2008	14.82	0.07	(1.67	)#	—	(1.60)	(0.20)	(0.69)	(0.89)	12.33	(11.45)%#	43,129	0.91%	1.26%	0.48%	45.80%
2007	12.70	0.03	2.34		—	2.37	—	(0.25)	(0.25)	14.82	18.76%	55,755	1.60%	1.83%	0.24%	104.92%

Class C
2011	$9.18	$—	$1.72		$—	$1.72	$—	$—	$—	$10.90	18.74%	$33,477	1.32%	1.75%	0.02%	7.78%
2010	8.30	0.04	0.96		—	1.00	(0.12)	—	(0.12)	9.18	12.03%	36,655	1.32%	1.84%	0.47%	41.29%
2009	11.95	0.03	(3.03)		—	(3.00)	—	(0.65)	(0.65)	8.30	(24.16)%	48,126	1.31%	1.75%	0.42%	27.09%
2008	14.53	(0.04)	(1.61	)#	—	(1.65)	(0.24)	(0.69)	(0.93)	11.95	(12.08)%#	83,127	1.66%	2.01%	(0.29)%	45.80%
2007	12.55	(0.07)	2.30		—	2.23	—	(0.25)	(0.25)	14.53	17.86%	96,805	2.35%	2.56%	(0.50)%	104.92%

Class Z
2011	$9.72	$0.12	$1.81		$—	$1.93	$(0.08)	$—	$(0.08)	$11.57	19.94%	$3,561	0.32%	1.13%	1.11%	7.78%
2010	8.77	0.05	1.11		—	1.16	(0.21)	—	(0.21)	9.72	13.22%	2,322	0.32%	1.33%	0.56%	41.29%
2009	12.45	0.12	(3.15)		—	(3.03)	—	(0.65)	(0.65)	8.77	(23.40)%	667	0.32%	3.50%	1.46%	27.09%
2008	14.91	0.09	(1.67	)#	—	(1.58)	(0.19)	(0.69)	(0.88)	12.45	(11.25)%#	750	0.61%	5.47%	0.68%	45.80%
2007	12.74	0.12	2.30		—	2.42	—	(0.25)	(0.25)	14.91	19.09%	648	1.35%	10.49%	0.77%	104.92%

Institutional Class
2011	$9.71	$0.11	$1.83		$—	$1.94	$(0.09)	$—	$(0.09)	$11.56	20.01%	$788	0.32%	2.29%	0.96%	7.78%
2010	8.77	0.32	0.83		—	1.15	(0.21)	—	(0.21)	9.71	13.10%	674	0.32%	0.67%	3.37%	41.29%
2009	12.44	0.12	(3.14)		—	(3.02)	—	(0.65)	(0.65)	8.77	(23.34)%	17,845	0.31%	0.50%	1.39%	27.09%
2008	14.91	0.09	(1.68	)#	—	(1.59)	(0.19)	(0.69)	(0.88)	12.44	(11.32)%#	24,509	0.64%	0.84%	0.67%	45.80%
2007	12.75	0.07	2.34		—	2.41	—	(0.25)	(0.25)	14.91	19.00%	24,927	1.35%	1.38%	0.51%	104.92%

*	Per share amounts for the year are calculated based on average outstanding shares.
#	Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†
Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

(1)	Ratio does not include expenses of the underlying funds.
Amounts designated as “—” are either $0 or have been rounded to $0.

Prospectus 1 - Table of Contents

FOR MORE INFORMATION

For investors who want more information about the Portfolios, the following documents are available, without charge, upon request:

Statement of Additional Information

The SAI provides more information about the Portfolios and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

Additional information about the Portfolios’ investments is available in the Portfolios’ annual and semi-annual reports to shareholders, which include a discussion of the market conditions and investment strategies that significantly affected each Portfolio’s performance during the period.

To obtain a copy of the SAI, annual and semi-annual reports, or for other information and shareholder inquiries, contact Old Mutual Funds I:

By Telephone:
888-772-2888

By Mail:
Old Mutual Funds I
P.O. Box 219534
Kansas City, Missouri  64121-9534

Via the Internet:
oldmutualfunds.com

Reports and other information about Old Mutual Funds I (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Old Mutual Funds I are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov.

Investment Adviser

Old Mutual Capital, Inc.

Distributor

Old Mutual Investment Partners

SEC FILE NUMBER 811-21587

Funds distributed by Old Mutual Investment Partners, member FINRA
R-11-071 11/2011

Old Mutual® Funds I

PROSPECTUS

November 23, 2011

Old Mutual Analytic Fund
(Class A: ANAEX ) (Class C: ANCEX) (Class Z: ANDEX) (Institutional Class: ANIEX)
Old Mutual Copper Rock Emerging Growth Fund
(Class A: OMARX) (Class Z: OMZRX) (Institutional Class: OMIRX)
Old Mutual International Equity Fund
(Class A: OMXAX) (Class Z: OMXZX) (Institutional Class: OMXIX)

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved the shares of any of the funds listed above or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

FUND SUMMARIES

Old Mutual Analytic Fund
Old Mutual Copper Rock Emerging Growth Fund
Old Mutual International Equity Fund

MORE ABOUT THE FUNDS

Tax Information
Payments To Broker-Dealers And Other Financial Intermediaries
Investment Strategies And Risks
More About Investment Strategies And Risks
Disclosure Of Portfolio Holdings

MANAGEMENT

The Adviser
The Sub-Advisers
Advisory Fees
The Portfolio Managers

YOUR INVESTMENT

Your Share Price
Valuing Portfolio Securities
Policy Regarding Excessive Or Short-Term Trading
Buying Shares
Minimum Investment
Sales Charges
Selling Shares
General Policies
Dividends And Taxes
Distribution Arrangements
Payments To Financial Intermediaries

FINANCIAL HIGHLIGHTS

Prospectus 2 - Table of Contents

FUND SUMMARIES

Old Mutual Analytic Fund

Morningstar Category:  Long-Short

INVESTMENT OBJECTIVE

Old Mutual Analytic Fund (the “Fund”) seeks to obtain long-term capital appreciation from hedged equity investments with less risk than a fully invested, unhedged equity portfolio.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other retail mutual funds advised by Old Mutual Capital, Inc. (“Old Mutual Funds”).  More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 30 of the Fund’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 64 of the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class C	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	1.00%	None
Redemption/Exchange Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees	None	None	0.75%	None
Other Expenses
Expenses on Short Sales	0. 27%	0. 27%	0. 27%	0. 29%
Service Fees	None	0.25%	0.25%	None
Other Operating Expenses	815.70%	0. 79%	0. 66%	0. 54%
Total Other Expenses	815.97%	1. 31%	1. 18%	0. 83%
Acquired (Underlying) Fund Fees and Expenses	0.01%	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses 1	816.83%	2. 17%	2. 79%	1. 69%
Fee Waivers and/or Expense Reimbursement 2	( 815.30%)	(0. 34%)	(0. 21%)	(0. 09%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement 2	1. 53%	1. 83%	2. 58%	1. 60%

1
Total Annual Fund Operating Expenses do not correlate to the Ratios of Gross Expenses to Average Net Assets of the Fund stated in the Financial Highlights, which reflect the operating expenses of the Fund and do not include Acquired (Underlying) Fund Fees and Expenses.

2
Old Mutual Capital, Inc. (“Old Mutual Capital” or the “Adviser”) contractually agreed to limit the operating expenses of the Fund to an annual rate of 1.25% for Institutional Class shares, 1.55% for Class A shares, 2.30% for Class C shares, and 1.30% for Class Z shares through December 31, 2012 .  The Adviser will consider further limitations on an annual basis. The expense limitation does not include Acquired Fund Fees and Expenses or Expenses on Short Sales.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

Prospectus 2 - Table of Contents

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$156	$796	$1,461	$3,241
Class A	$ 750	$1, 184	$1,643	$2, 909
Class C
with redemption	$ 361	$ 845	$1, 455	$3, 102
without redemption	$ 261	$ 845	$1, 455	$3, 102

Class Z	$ 163	$ 525	$ 911	$1, 992

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 231.43 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund normally invests in a combination of stocks, debt securities, and derivative instruments.  The Fund normally invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities.  This strategy may not be changed unless Fund shareholders are given at least 60 days’ prior notice.

Equity Strategy.  The Fund invests primarily in long and short positions in U.S. large cap stocks included in the Russell 1000® Index, although the Fund may invest in other equity securities.  The Russell 1000 Index consists of the largest 1,000 domestic companies based on market capitalization.  The Fund buys securities “long” that Analytic Investors, LLC (“Analytic”), the Fund’s sub-adviser, believes will outperform and sells securities “short” that Analytic believes will underperform.  The Fund intends to take long and short equity positions that may vary over time based on Analytic’s assessment of market conditions and other factors.  The Fund’s long equity exposure is ordinarily expected to range from 80% to 130% and its short equity exposure from 0% to 70% of the Fund’s net assets, excluding cash.  The Fund may take short positions at the higher end of this range when it has reduced its written call options positions under the option strategy and may during these periods hold a substantial portion of the Fund’s total assets in high quality short-term debt securities, cash, or cash equivalents.

Analytic selects common stocks and other equity securities for the Fund using a proprietary system that ranks securities according to a quantitative model.  The model attempts to determine a security’s intrinsic value by evaluating variables such as relative valuation, price momentum, company fundamentals, liquidity, and risk.

Options Strategy.  The options strategy is intended to reduce overall portfolio risk.  The Fund’s options strategy primarily focuses on the use of writing (selling) call options on equity indexes or index exchange - traded funds (“ETFs”).  For these purposes, the Fund treats options on indexes and ETFs as being written on securities having an aggregate value equal to the face or notional amount of the index or ETF subject to the option.  Writing index and ETF call options is intended to reduce the Fund’s volatility and provide income, although it may also reduce the Fund’s ability to profit from increases in the value of its equity portfolio.  The Fund may sell call options on broad-based domestic equity indexes or ETFs, such as the Standard and Poor’s (“S&P”)   100® Index, as well as on narrower market indexes or ETFs or on indexes or ETFs of companies in a particular industry or sector.  The Fund may also sell call options on foreign indexes or ETFs.  The Fund seeks to write options on broad - and narrow-based indexes and ETFs that correlate with the price movements of the Fund’s equity securities.

Prospectus 2 - Table of Contents

The Fund may also buy index put options to help protect the Fund from market declines that may occur in the future as the value of index put options increases as the prices of the stocks constituting the index decrease.  However, during periods of market appreciation, the value of the index put option decreases as these stocks increase in price.

The Fund may also write (sell) covered call options on individual equity securities to generate income.    A covered call is a transaction in which the seller of call options owns the corresponding amount of shares of a security.  When the Fund writes a covered call option, the Fund makes an obligation to deliver a security it already owns at an agreed-upon strike price on or before a predetermined date in the future in return for a premium.  The Fund may also purchase put options on individual equity securities which it owns.  A put option gives the Fund the right, but not the obligation, to sell an underlying security to the writer of the option at an agreed-upon strike price on or before a predetermined date in the future.

Other Derivative Strategies.  In addition to the options strategy, the Fund may use other derivatives for a variety of purposes, including to:

●	hedge against market and other risks in the portfolio;
●	manage cash flows; and
●	maintain market exposure and adjust the characteristics of its investments to more closely approximate those of its benchmark, with reduced transaction costs.

Analytic may use futures contracts as an efficient way to gain broad market exposure with reduced transaction costs and/or to hedge against market and other risks in the Fund’s portfolio.  A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time.  A futures contract on an index is an agreement in which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Analytic may misgauge that worth.

Short Sales Risk.  If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.  To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with the short sale.  In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.  By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.  The Fund may experience a loss if it is required to return a security that it borrowed to sell short.

Segregated Account Risk.  Until the Fund replaces a borrowed security, it is required to segregate cash or liquid securities on the records of a broker or custodian to cover the Fund’s short position.  Segregated securities cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities.  As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management.

Prospectus 2 - Table of Contents

Covered Call Options Risk.  Investments in covered calls involve certain risks.  These risks include:

•
Limited Gains.  By selling a covered call option, the Fund may forego the opportunity to benefit from an increase in the price of the underlying stock above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.  While the Fund receives a premium for writing the call option, the price the Fund realizes from the sale of stock upon exercise of the option could be substantially below its prevailing market price.

•
Lack of Liquidity for the Option.  A liquid market may not exist for the option.  If the Fund is not able to close out the options transaction, the Fund will not be able to sell the underlying security until the option expires or is exercised.

•
Lack of Liquidity for the Security.  The Fund’s investment strategy may also result in a lack of liquidity of the purchase and sale of portfolio securities.  Because the Fund will generally hold the stocks underlying the call option, the Fund may be less likely to sell the stocks in its portfolio to take advantage of new investment opportunities.

Tax Consequences.  The Fund expects to generate premiums from its sale of call options.  These premiums typically will result in short-term capital gains to the Fund for federal and state income tax purposes.  Transactions involving the disposition of the Fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses.  Due to the tax treatment of securities on which call options have been written, the holding period of the underlying security may be affected and some or all of the gains from the sale of the underlying security may be short-term capital gains.  Short-term capital gains are usually taxable as ordinary income when distributed to shareholders.  Because the Fund does not have control over the exercise of the call options it writes, shareholder redemptions or corporate events involving its equity securities investments (such as mergers, acquisitions, or reorganizations) may force it to realize capital gains or losses at inopportune times.

Derivatives Risk.  Derivatives, including options, futures contracts, swap agreements, and options related to futures contracts, are often more volatile than other investments and may magnify the Fund’s gains or losses.  There are various factors that affect the Fund’s ability to achieve its objectives with derivatives.  Successful use of a derivative depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Fund buys or sells.  The Fund could lose money if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The lack of a liquid secondary market for a particular derivative instrument may prevent the Fund from closing its derivative positions and could adversely impact its ability to achieve its objectives and to realize profits or limit losses.

Since transactions in derivatives may involve leverage, a relatively small price movement in a derivative may result in an immediate and substantial loss or gain to the Fund.  The Fund uses this leverage as a means of enhancing returns without increasing its investment.  Derivatives are often more volatile than other investments and the maximum potential loss on the use of derivatives may be greater than the value presented in the Fund’s Statement of Assets and Liabilities.  The Fund’s use of certain derivatives may be considered speculative.

Swap Risk.  Swap agreements involve the risk that a swap counterparty will default on its payment obligation to the Fund.  The Fund attempts to limit this risk by entering into a transaction with counterparties that meet certain credit requirements and that have been pre-approved by the Board of Trustees (the “Board”) of Old Mutual Funds I (the “ Trust ”).

Equity swaps have a potentially greater downside risk than interest rate swaps, for example, since equity returns, unlike interest rates, can be negative.

Leverage Risk.  By engaging in certain derivative strategies or investing the proceeds received from selling securities short, the Fund is employing leverage, which creates special risks.  The use of leverage may increase the Fund’s exposure to long or short equity positions and make any change in the Fund’s net asset value greater than without the use of leverage.  Leverage generally results in increased volatility of returns.

Prospectus 2 - Table of Contents

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

Small- and Mid-Size Company Risk.  While the Fund invests primarily in large capitalization companies, the Fund may also invest in small- or mid-size companies.  While small- and mid-size companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of smaller-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a smaller-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1, 5, and 10 years or since inception compared with those of two broad measures of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  All performance figures reflect the reinvestment of dividends and capital gains distributions.

On December 9, 2005, the Fund acquired substantially all the assets and liabilities of the Analytic Defensive Equity Fund, a series of The Advisors’ Inner Circle Fund (the “Predecessor Fund”).  On June 24, 2002, the Predecessor Fund acquired substantially all of the assets and liabilities of the Analytic Defensive Equity Fund, a series of UAM Funds, Inc. II.  Analytic used substantially similar strategies and policies to manage both funds.  Performance prior to December 9, 2005 stated below for Class Z shares is based on the performance of the Predecessor Fund’s institutional class shares.  The Fund’s Class Z shares are the successor class of the Predecessor Fund’s institutional class.  The Fund’s fees and expenses for Class Z shares are identical to the Predecessor Fund’s institutional class shares.

Annual Total Returns as of December 31 – Class Z 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2001	2002	2003	2004	2005	2006	2007	2008	2009	2010
(1.98)%	(12.22)%	23.13%	9.87%	15.36%	8.69%	1 .69%	(33.79)%	4.78%	6.41%

1	The year-to-date return as of September 30, 2011 is (2.45%).

During the periods shown in the bar chart, the highest return for a quarter was 10.14% (quarter ending December 31, 2003) and the lowest return for a quarter was (16.78%) (quarter ending December 31, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Fund’s Class A, Class C, Class Z and Institutional Class shares to the S&P 500 ® , a widely recognized, unmanaged index that measures the performance of large-cap stocks across all major industries, as well as to the Citigroup 3-Month T-Bill Index, an unmanaged index that measures the performance of three-month Treasury bills.  Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A, Class C, and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

Prospectus 2 - Table of Contents

	1 Year	5 Years	10 Years* or Life of Fund
Institutional Class (Inception date 12/9/05)
Return Before Taxes	6.51%	(3.95%)	( 4.03%)
Return After Taxes on Distributions	6.51%	(4.39%)	( 4.67%)
Return After Taxes on Distributions and Sale of Fund Shares	4.23%	(3.52%)	( 3.65%)
Class A (Offered by Predecessor Fund beginning 3/31/05)
Return Before Taxes	0.10%	(5.34%)	( 3.17%)
Class C (Offered by Predecessor Fund beginning 3/31/05)
Return Before Taxes	4.34%	(4.95%)	( 2.91%)
Class Z (inception date for Predecessor Fund institutional class shares 7/1/78)
Return Before Taxes	6.41%	( 3.98%)	0. 92%*
S&P 500 (reflects no deduction for fees, expenses or taxes)	15.06%	2.29%	1.41%*
Citigroup 3-Month T-Bill Index (reflects no deduction for fees, expenses or taxes)	0. 13%	2. 30%	2. 26%*

MANAGEMENT

Investment Adviser:                                           Old Mutual Capital

Investment Sub-Adviser:                                                      Analytic

Portfolio Managers:

Name	Title	Length of Service
Dennis M. Bein, CFA	Chief Investment Officer and Portfolio Manager	Since 2005
Harindra de Silva, Ph.D., CFA	President and Portfolio Manager	Since 2005
Gregory McMurran	Chief Investment Officer and Portfolio Manager	Since 2005

Ryan Brown	Portfolio Manager	Since 2010

For important information about purchase and sale of Fund shares, taxes on Fund distributions , and payments to broker - dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 19 .

Prospectus 2 - Table of Contents

Old Mutual Copper Rock Emerging Growth Fund

Morningstar Category:                                           Small Growth

INVESTMENT OBJECTIVE

Old Mutual Copper Rock Emerging Growth Fund (the “Fund”) seeks to provide investors with capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Your Investment” on page 30 of the Fund’s statutory prospectus, and in the section entitled “Purchases and Redemptions of Shares” on page 64 of the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.90%	0.90%	0.90%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	None	0.25%	None
Other Operating Expenses	0. 30%	0.98%	0. 56%
Total Other Expenses	0. 30%	1. 23%	0. 56%

Total Annual Fund Operating Expenses	1. 20%	2. 13%	1. 46%
Fee Waivers and/or Expense Reimbursement 1	0. 02%	(0. 46%)	(0. 04%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement 1	1. 22%	1. 67%	1. 42%

1
The Adviser contractually has agreed to limit the operating expenses of the Fund to an annual rate of 1.22% for Institutional Class shares, 1.67% for Class A shares, and 1.42% for Class Z shares through December 31, 2012 .  The Adviser will consider further limitations on an annual basis.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

Prospectus 2 - Table of Contents

EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$124	$ 387	$ 666	$ 1,461
Class A	$735	$ 1,161	$ 1,613	$ 2,861
Class Z	$145	$ 458	$ 794	$1, 743

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 194.26 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal market conditions, the Fund invests primarily in equity securities of emerging growth companies. The Fund emphasizes small- and mid-cap companies in its portfolio, that is, companies with market values generally within the range of market values of issuers included in the Russell 2500™ Growth Index. The index measures the performance of the small - to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. For purposes of the Fund’s investment policies, equity securities include common stocks, convertible debt, and other equity instruments with common stock characteristics, such as depositary receipts, warrants, rights, and preferred stocks.

The Fund may invest in emerging growth companies of any size. There is no minimum percentage of assets of either small- or mid-cap companies for the Fund’s investments, and it has the flexibility to invest substantially in either small- or mid-cap issuers. The Fund may at times be invested primarily in small-cap stocks.

In selecting securities, Copper Rock Capital Partners, LLC (“Copper Rock”), the Fund’s sub-adviser, favors entrepreneurial companies that appear to be reasonably valued. It uses bottom-up fundamental research to identify potential investments, examining such features as a company’s financial condition, business prospects, competitive position and business strategy. Copper Rock looks for companies with strong management, superior earnings growth prospects, and attractive relative valuations. Copper Rock sells or reduces holdings if its target price for a stock is attained, there is a change in the company’s management team or business objectives, or if there is deterioration in a company’s fundamentals.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Copper Rock may misgauge that worth.

Prospectus 2 - Table of Contents

Growth Stock Risk.  Stocks of growth companies, particularly newer companies, may offer the potential for greater long-term capital appreciation, but their stock prices may be more volatile than those of larger, more established issuers.  Growth stocks involve greater risks if the issuer’s earnings fail to increase as expected.

Small Company Risk.  While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broad categories called sectors.  The Fund may focus its investments in certain industries within a sector, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year , 5 years, and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.   All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than shown below.

2006	2007	2008	2009	2010
12.02%	18.79%	(48.23)%	30.42%	27.19%

1	The year-to-date return as of September 30, 2011 is (10.20%).

During the periods shown in the chart, the highest return for a quarter was 19.83% (quarter ending December 31, 2010 ) and the lowest return for a quarter was (25.77%) (quarter ending December 31, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares to the Russell 2500™ Growth Index, an unmanaged securities index that measures the performance of the small to mid-cap growth segment of the U.S. equity universe.  It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

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	1 Year	5 Years	Life of Fund
Institutional Class (Inception date 7/29/05)
Return Before Taxes	27.19%	2.70%	3.38%
Return After Taxes on Distributions	27.19%	2.33%	3.03%
Return After Taxes on Distributions and Sale of Fund Shares	17.67%	2.17%	2.77%
Class A (Inception date 7/29/05)
Return Before Taxes	19.26%	1.01%	1.79%
Class Z (Inception date 12/9/05)
Return Before Taxes	26.98%	2.47%	2.50%
Russell 2500 Growth Index (reflects no deduction for fees, expenses, or taxes) (7/29/05 for Life of Fund returns)	28.86%	5.63%	5.66%

MANAGEMENT

Investment Adviser :                                                              Old Mutual Capital

Investment Sub-Adviser:                                                      Copper Rock

Portfolio Managers:

Name	Title	Length of Service
Tucker M. Walsh	Chief Executive Officer, Head of Portfolio Management, and Lead Portfolio Manager	Since 2005
David Cavanaugh	Co-Assistant Portfolio Manager	Since 2009
Greg Poulos, CFA	Co-Assistant Portfolio Manager	Since 2009

For important information about purchase and sale of Fund shares, taxes on Fund distributions , and payments to broker - dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 19 .

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Old Mutual International Equity Fund

Morningstar Category:                                           Foreign Large Blend

INVESTMENT OBJECTIVE

Old Mutual International Equity Fund (the “Fund”) seeks to provide investors with long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you or your family invest, or agree to invest in the future, at least $50,000 in Class A shares of this Fund or other Old Mutual Funds.   More information about this and other sales charge discounts on Class A shares is available from your financial professional, in the section entitled “Investing in the Funds” on page 30 of the Fund’s statutory prospectus, and in the section entitled “Purchase and Redemption of Shares” on page 64 of the Fund’s statement of additional information.

FEES AND EXPENSES TABLE

	Institutional Class	Class A	Class Z
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	5.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	None	None	None
Redemption Fee (as a percentage of amount redeemed)	2.00%	2.00%	2.00%
Maximum Account Fee (assessed annually on certain accounts under $1,000)	$12.00	$12.00	$12.00

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%
Distribution (12b-1) Fees	None	None	None
Other Expenses
Service Fees	None	0.25%	None
Other Operating Expenses	0. 45%	5.60%	3. 65%
Total Other Expenses	0. 45%	5.85%	3. 65%
Total Annual Fund Operating Expenses	1. 45%	6.85%	4. 65%
Fee Waivers and/or Expense Reimbursement1	(0. 43%)	( 5.33%)	(3. 38%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursement1	1.02%	1.52%	1.27%

1
The Adviser contractually has agreed to limit the operating expenses of the Fund to an annual rate of 1.02% for Institutional Class shares, 1.52% for Class A shares, and 1.27% for Class Z shares through December 31, 2012 .  The Adviser will consider further limitations on an annual basis.  The expense limitation agreement may be amended or continued beyond December 31, 2012 by written agreement of the parties.

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EXPENSE EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$104	$ 416	$ 751	$ 1,698
Class A	$721	$ 1,318	$ 1,939	$ 3,603
Class Z	$129	$712	$1,322	$2,971

PORTFOLIO TURNOVER
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.69 % of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its goal, the Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. issuers.  The Fund allocates its assets to securities of issuers located in at least 3 non-U.S. countries and may invest in both developed and emerging markets.  Generally, the Fund limits its investments in any country to 25% or less of its total assets.  However, the Fund may invest more than 25% of its assets in issuers organized in Japan or the United Kingdom or in securities quoted or denominated in the Japanese yen, the British pound, or the euro.

The Fund will provide written notice to shareholders at least 60 days’ prior to any change to the requirement that it invest at least 80% of its net assets in equity securities of non-U.S. issuers.  Equity securities in which the Fund may invest include common stocks, preferred stocks, convertible debt, depository receipts, rights, and warrants.

PRINCIPAL RISKS

Like all investments in securities, you risk losing money by investing in the Fund.  The main risks of investing in the Fund are:

Stock Market Risk.  The value of the stocks and other securities owned by the Fund will fluctuate depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.  The market also may fail to recognize the intrinsic worth of an investment or Acadian Asset Management LLC (“Acadian ”), the Fund’s sub-adviser, may misgauge that worth.

Foreign (Non-U.S.) Investment Risk.  Investments in foreign securities may involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, less efficient trade settlement practices, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.  Foreign stock markets may also be less liquid than U.S. stock markets.

Industry and Sector Risk.  Companies that have similar lines of business are grouped together in broad categories called industries.  Certain industries are grouped together in broader categories called sectors.  The Fund may focus its investments in certain industries within certain sectors, which may cause the Fund’s performance to be susceptible to the economic, business, or other developments that affect those industries.

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Small Company Risk.  While small-cap companies may offer greater potential for capital appreciation than larger and more established companies, they may also involve greater risk of loss and price fluctuation.  The trading markets for securities of small-cap issuers tend to be less liquid and more volatile than securities of larger companies.  This means that the Fund could have greater difficulty buying or selling a security of a small-cap issuer at an acceptable price, especially in periods of market volatility.

PERFORMANCE INFORMATION

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1 year , 5 years, and since inception compare with those of a broad measure of market performance.  The Fund’s past performance, both before and after taxes, is not necessarily an indication of how the Fund will perform in the future.  All performance figures reflect the reinvestment of dividends and capital gain distributions.

Annual Total Returns as of December 31 – Institutional Class 1

The bar chart below does not reflect sales charges.  If sales charges had been reflected, returns would be less than those shown below.

2006	2007	2008	2009	2010
24.55%	12.62%	(47.06)%	23.01%	10.35%

1	The year-to-date return as of September 30, 2011 is (14.97%).

During the periods shown in the chart, the highest return for a quarter was 22.88% (quarter ending June 30, 2009) and the lowest return for a quarter was (23.46%) (quarter ending September 30, 2008).

Average Annual Total Returns as of December 31, 2010

The table below compares the average annual total return information for the Fund’s Class A, Class Z and Institutional Class shares to the Morgan Stanley Capital International (MSCI) EAFE® Index, an unmanaged, market capitalization-weighted index that measures the performance of stock markets in various countries in Europe, Australasia, and the Far East.  The MSCI EAFE® Index contains a representative sampling of over 900 small-, medium-, and large-capitalization stocks from countries in these regions. Sales loads are reflected in the table.

After tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after tax returns depend on an investor’s tax situation and may differ from those shown. After tax returns are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.  After tax returns are shown only for Institutional Class shares.  After tax returns for Class A and Class Z shares will vary. When the Return After Taxes on Distributions and Sale of Fund Shares is greater than the Return After Taxes on Distributions, it is because of realized losses.  If losses are realized upon the sale of Fund shares, the capital loss is recorded as a tax benefit, which increases the return.

	1 Year	5 Years	Life of Fund (12/30/2005)
Institutional Class
Return Before Taxes	10.35%	0.16%	0.16%
Return After Taxes on Distributions	9.58%	(0.60%)	( 0.60%)
Return After Taxes on Distributions and Sale of Fund Shares	6.72%	(0.29%)	( 0.29%)
Class A
Return Before Taxes	3.44%	(1.52%)	( 1.52%)
Class Z
Return Before Taxes	10.15%	(0.10%)	( 0.10%)
MSCI EAFE Index (reflects no deduction for fees, expenses, or taxes)	7.75%	2.46%	2.46%

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MANAGEMENT

Investment Adviser:                                           Old Mutual Capital

Investment Sub-Adviser:                                                      Acadian

Portfolio Managers:

Name	Title	Length of Service
Dr. Gary L. Bergstrom *	Chairman	Since 2005
Brendan O. Bradley	Senior Vice President and Director of Managed Volatility Strategies, Portfolio Manager and Quantitative Research Specialist	Since 2005
John R. Chisholm	Executive Vice President and Chief Investment Officer	Since 2005
Ronald D. Frashure	President and Chief Executive Officer	Since 2005
Asha Mehta	Vice President and Portfolio Manager	Since 2009

* Effective January 1, 2012, Dr. Bergstrom will no longer serve as portfolio manager to the Fund.

For important information about purchase and sale of Fund shares, taxes on Fund distributions , and payments to broker - dealers and other financial intermediaries, please turn to the section of the statutory prospectus entitled “More About the Funds”, beginning on page 19 .

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MORE ABOUT THE FUNDS

PURCHASE AND SALE OF FUND SHARES

For Class A, Class C, and Class Z shares of the Funds, as applicable, the minimum investment requirements are as follows:

Minimum Investments *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfers To Minor Accounts	$500	no minimum
Traditional IRAs	$2,000	no minimum
Roth IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans I (“SIP I”) (1)	$500	$25
Systematic Investment Plans II (“SIP II”) (2)	No minimum	$50

*	The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part.

(1)	If a SIP I is established, the minimum initial investment for the Fund is $500 with a monthly systematic additional investment of $25 or more. A SIP I may be established on any type of account.

(2)	An investor may establish a SIP II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP II may be established on any type of account.

Institutional Class shares may be purchased by certain eligible investors and require a minimum initial investment of $1 million in the Fund.  Eligible investors may also purchase Institutional Class shares with a minimum initial investment of $100,000 in the Fund, provided they sign a letter of intent committing them to increase that investment to a minimum investment of $1 million in the Fund within twelve months.

The Fund’s distributor may waive the minimum initial investment amount at its discretion.  No minimum applies to subsequent purchases effected by dividend reinvestment.  Minimum initial investment means the net amount you invest in a Fund after the deduction of any applicable initial sales charge.  You may purchase or sell your shares of the Fund on any day the Fund is open for business by contacting your broker-dealer or other financial institution at which you maintain an account, or by contacting the Fund’s transfer agent at 888-772-2888. Your broker-dealer or financial institution may charge you a fee for this service.

TAX INFORMATION

The Funds’ distributions (other than a return of capital) generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax deferred arrangement such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a mutual fund platform or a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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INVESTMENT OBJECTIVES

Each of the Old Mutual Analytic Fund and the Old Mutual Copper Rock Emerging Growth Fund may change its investment objective without shareholder approval.

INVESTMENT STRATEGIES AND RISKS

The Funds seek to achieve their investment objectives through their principal investment strategies.  The Fund Summaries section of this Prospectus describes the principal investment strategies and main risks of the Funds.  This section of the Prospectus discusses those strategies and risks in greater detail.

Equity Securities.  Each of the Funds may invest in equity securities.  Equity securities include common and preferred stocks, convertible securities, warrants, and rights.  Equity security prices fluctuate over time.  Equity security prices may fall as a result of factors that relate to a company, such as management decisions or lower demand for a company’s products or services. Equity security prices may fall because of factors affecting companies in a number of industries, such as increased production costs.  Equity security prices may also fall because of changes in other financial markets, such as interest rate or currency exchange rate changes.

Growth Securities.  Each of the Funds may invest in growth securities.  Growth securities are equity securities that have or are expected to have strong sales and earnings growth and capital appreciation potential and that will grow faster than the economy as a whole.  Growth securities may be more sensitive to changes in business momentum and earnings than other securities because they typically trade at higher earnings multiples.

Value Securities.  Each of the Funds may invest in value securities.  Value securities are equity securities that are or are believed to be currently underpriced.  Value companies may have experienced adverse business developments or may be subject to special risks that have caused their securities to be out of favor.

Small- and Medium-Sized Company Securities.  Each of the Funds may invest in small- and medium-sized company securities.  Small- and medium-sized company securities involve greater risk and price volatility than larger, more established companies because they tend to have more limited product lines, markets and financial resources, such as access to capital, and may be dependent on a smaller and more inexperienced management group.  In addition, small- and medium-sized company securities may trade much less frequently than securities of larger companies, making the prices of these securities subject to greater volatility.

Small- and medium-sized company securities may appreciate faster than those of larger, more established companies for many reasons.  For example, small- and medium-sized companies tend to have younger product lines whose distribution and revenues are still maturing.

Money Market Instruments.  Each of the Funds may invest in money market instruments.  Money market instruments include high quality, short-term, U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers’ acceptances, and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency, or foreign government securities), short-term obligations issued by state and local governments, and repurchase agreements.  Money market instrument prices fluctuate over time.  Money market instrument prices may fall as a result of factors that relate to the issuer, such as a credit rating downgrade. Money market instrument prices may fall because of changes in the financial markets, such as interest rate changes.

Money market instruments have greater short-term liquidity, capital preservation, and income potential than longer-term investments such as stocks or long-term debt.

Over the Counter (“OTC”) Securities.  Each of the Funds may invest in OTC securities.  OTC securities are securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network or over the telephone.  OTC securities may not trade as often as securities listed on an exchange.  So, if a Fund were to sell an OTC security, it might have to offer the security at a discount or sell it in smaller share lots over an extended period of time.

OTC securities may appreciate faster than exchange-traded securities because they are typically securities of younger, growing companies.

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Foreign Securities.  Each of the Funds may invest in foreign securities. Foreign securities refer to securities of issuers, wherever organized, that have their principal business activities outside of the U.S. and are not traded in the U.S.  Investments in foreign securities involve different risks than U.S. investments, including fluctuations in currency exchange rates, potentially unstable political and economic structures, limitations on the use or transfer of Fund assets, reduced availability of public information, and lack of uniform financial reporting and regulatory practices similar to those that apply to U.S. issuers.

Foreign securities include American Depositary Receipts and American Depositary Shares (collectively, “ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar global instruments.  ADRs are certificates issued by a U.S. bank that represent a bank’s holdings of a stated number of shares of a foreign corporation.  An ADR is bought and sold in the same manner as a U.S. equity security and is priced in U.S. dollars.  EDRs and GDRs are receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch of a U.S. bank.  EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars.  Although ADRs, EDRs, and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities.

Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund may invest up to 20% of their total assets in foreign securities.  ADRs are not considered foreign securities for purposes of this limitation.

Derivatives.  The Old Mutual Analytic Fund (“Analytic Fund”) invests in derivatives.  A derivative is a security or instrument whose value is determined by reference to the value or the change in value of underlying financial instruments that may be one or more securities, indices, currencies, or other financial instruments.  Derivatives include futures, options, options on futures, OTC options, forward foreign currency contracts, and swaps. The Analytic Fund uses or expects to use futures, options, and options on futures.

Derivatives used by the Analytic Fund often involve a high degree of leverage due to the low margin deposits required on futures and the low premium on options and options on futures.  As a result, a relatively small price movement in the underlying financial instruments may result in immediate loss, or gain, to the investor that is substantial relative to the margin deposit or premium.  Thus, the use of derivatives may result in losses in excess of the amount invested.

Successful use of a derivative also depends on the degree to which prices of the underlying assets correlate with price movements in the derivatives the Analytic Fund buys or sells.  The Analytic Fund could be negatively affected if the change in market value of its securities fails to correlate perfectly with the values of the derivatives it purchased or sold.

The Analytic Fund uses or expects to use derivatives for a variety of purposes, including:  (i) to protect the Analytic Fund’s investments against declines in value (hedging); (ii) to manage market exposure, which means to adjust the characteristics of a Fund’s investments to more closely approximate those of its benchmark, especially in response to redemptions and subscriptions;  and (iii) to seek to enhance returns (speculative ).

The Analytic Fund is subject to the federal securities laws, including the Investment Company Act of 1940, as amended (the “1940 Act”), and related rules, as interpreted by various SEC staff positions. Generally, with respect to certain kinds of derivatives, the Analytic Fund must “ set aside ” (referred to sometimes as “ asset segregation ”) liquid assets, while a derivatives contract is open. With respect to forwards and futures contracts that are not contractually required to “cash-settle,” the Analytic Fund covers its open positions by setting aside liquid assets equal to a contract’s full, notional value.  With respect to forwards, futures, and index options that are contractually required to “ cash-settle ,” however, the Analytic Fund generally will set aside liquid assets in an amount equal to a Fund’s daily marked-to-market (net) obligations, if any (i.e., the Analytic Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled futures and options, the Analytic Fund will have the ability to employ leverage to a greater extent than if it were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks.  The Analytic Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the SEC and its staff.

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Short Sales.  The Analytic Fund engages in short sales. A fund “sells short” a security when it sells a security it does not own.  To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer.  A fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a fund replaces the borrowed security.  Likewise, a fund can profit if the price of the security declines between those dates.

To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold.  A fund will incur transaction costs in effecting short sales.  A fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a fund may be required to pay in connection with a short sale.

Fixed Income Securities.  The Analytic Fund invests in fixed income securities.  Fixed income securities include U.S. government securities, government agency securities, corporate bonds, mortgage-backed and asset-backed securities, lower-rated bonds, foreign bonds, money market instruments, and certain other types of debt or hybrid instruments.  Fixed income security prices fluctuate over time.  The price of a fixed income security may fall as a result of adverse events involving the issuer of the security, changes in interest rates, or other adverse economic or political events.

A Fund’s investment in fixed income securities is subject to interest rate risk and credit risk, including changes in debt ratings.

Interest Rate Risk.  A change in interest rates will affect the value of a fund’s fixed income investments.  Debt securities tend to move inversely with changes in interest rates.  For example, when interest rates rise, debt security prices generally fall.

Credit Risk.  The value of the debt securities held by a fund also fluctuates with the credit quality of the issuers of those securities.  A fund could lose money if the issuer of a security is unable to meet its financial obligations or goes bankrupt.  Failure of an issuer to make timely payments of principal and interest or a decline or perception of decline in the credit quality of a debt security can cause the price of the debt security to fall, potentially lowering a fund’s share price.

While the Old Mutual International Equity Fund generally emphasizes investments in equity securities, the Fund may also invest up to 20% of its total assets in fixed income securities, cash, and cash equivalents.

MORE ABOUT INVESTMENT STRATEGIES AND RISKS

The Funds may also use the investment strategies or be subject to the risks described below.  The Funds’ Statement of Additional Information (“SAI”) contains more detailed information about the Funds’ investment objectives, strategies, and risks.  The back cover of this Prospectus explains how you can obtain a copy of the SAI.

Affiliated Money Market Funds.  The Funds maintain cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses).  Each Fund invests its cash reserves in the Old Mutual Cash Reserves Fund, an affiliated mutual fund, in accordance with applicable rules under the 1940 Act.

Securities of Other Investment Companies. The Funds may acquire securities of other investment companies, including ETFs , subject to the limitations of the 1940 Act.  A Fund’s purchase of securities of other investment companies may result in the payment of additional management and distribution fees and other operating expenses. The indirect fees incurred by a Fund with respect to its purchase of securities of other investment companies are included in the Acquired Fund Fees and Expenses in the Funds’ annual Fees and Expenses tables if such Expenses are at least 0.01% of a Fund’s average net assets.

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Securities That Are Not Readily Marketable.  Each Fund may invest up to 15% of its net assets in securities that are not “readily marketable.”  A security is not readily marketable, or “illiquid,” if the Fund cannot sell it within 7 days in the ordinary course of business for approximately the amount at which it is valued on the books of a Fund.  For example, some securities are not registered under U.S. securities laws and cannot be sold to the public because of SEC regulations (these are known as “restricted securities”).  Under procedures adopted by the Board, certain restricted securities may be deemed liquid and will not be counted toward the 15% limit.  Investments in illiquid securities, which may include restricted securities, involve higher risks because a Fund may be unable to sell an illiquid security or sell at a reasonable price.  In addition, in order to sell a restricted security, a Fund may have to bear the expenses associated with registering the shares with the SEC and incur delays in selling the security.

Temporary Defensive Investments. In times of unstable or adverse market or economic conditions, a Fund may invest up to 100% of its assets in temporary defensive instruments that may be inconsistent with the Fund’s principal investment strategies in an effort to enhance liquidity or preserve capital.  Temporary defensive investments generally include cash, cash equivalents such as commercial paper, money market instruments, short-term debt securities, U.S. government securities, or repurchase agreement transactions. A Fund could also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares.  A Fund may invest in temporary defensive investments for undetermined periods of time, depending on market or economic conditions.  To the extent a Fund invests defensively in these securities, it might not achieve its investment objective.

Portfolio Turnover.  The Funds’ active management may result in the Funds’ sub-advisers (the “ Sub-Advisers ”) frequently buying and selling securities, which could increase the Funds’ portfolio turnover rate and transaction costs, such as brokerage commissions.  Higher portfolio turnover rates increase the brokerage costs the Funds pay and may adversely affect their performance.  In addition, the sale of a Fund’s portfolio holdings may generate capital gains, which, when distributed, may be taxable to you.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Trust’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the SAI. The back cover of this Prospectus explains how you can obtain a copy of the SAI.

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MANAGEMENT

THE ADVISER

Old Mutual Capital, Inc., located at 4643 South Ulster Street, Suite 700, Denver, Colorado 80237, is the investment adviser to the Funds. The Adviser was organized in 2004 and is a wholly-owned subsidiary of Old Mutual (US) Holdings Inc. (“ OMUSH ”).   OMUSH, in turn, is a wholly-owned subsidiary of OM Group (UK) Limited, which is a wholly-owned subsidiary of Old Mutual plc, a London-exchange-listed international financial services firm.

The Adviser oversees the operations of the Funds and monitors the performance of the Sub-Advisers.  The Board supervises the Adviser and the Sub-Advisers and establishes policies that the Adviser and the Sub-Advisers must follow in their day-to-day investment management activities.

THE SUB-ADVISERS

Acadian Asset Management LLC , a Delaware limited liability company located at One Post Office Square, 20th Floor, Boston, Massachusetts 02109, is the sub-adviser for the Old Mutual International Equity Fund.  Acadian has provided investment management services since 1986.  As of July 31, 2011 , Acadian had $ 50 billion in assets under management.  Acadian is a majority-owned subsidiary of OMUSH.

Analytic Investors, LLC , a Delaware limited liability company located at 555 West Fifth Street, 50th Floor, Los Angeles, California 90013, is the sub-adviser to the Old Mutual Analytic Fund.  Analytic has provided investment management services since 1970.  As of July 31, 2011 , Analytic had $5 .9 billion in assets under management.  Analytic is a majority-owned subsidiary of OMUSH.

Copper Rock Capital Partners, LLC , a Delaware limited liability company located at 200 Clarendon Street, 51st Floor, Boston, Massachusetts 02116, is the sub-adviser to Old Mutual Copper Rock Emerging Growth Fund.  Copper Rock has provided investment management services since 2005.  As of July 31, 2011 , Copper Rock had $1. 6 billion in assets under management.  Copper Rock is a majority-owned subsidiary of OMUSH.

ADVISORY FEES

The table below shows the aggregate fee paid to the Adviser for the fiscal year ended July 31, 2011 as a percentage of average daily net assets.

Advisory Fee
Old Mutual Analytic Fund	0. 85%
Old Mutual Copper Rock Emerging Growth Fund	0.90%
Old Mutual International Equity Fund	1.00%

The Sub-Advisers are entitled to receive a fee from the Adviser.  The fee arrangement for each Sub-Adviser is described in the SAI.

A discussion regarding the basis for the Board’s approval of the investment advisory agreements between the Trust and the Adviser and the sub-advisory agreements among the Trust, the Adviser, and the Sub-Advisers is available in the Trust’s annual report to shareholders dated July 31, 2011.

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In addition, in the interest of limiting the expenses of the Funds, the Adviser has signed expense limitation agreements with the Trust on behalf of the Funds pursuant to which the Adviser has agreed to reduce the fees payable to it under the advisory agreements and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Analytic Fund	1.25%	1.55%	2.30%	1.30%	December 31, 2012
	2.75%	3.00%	3.75%	2.75%	December 31, 2022
Copper Rock Emerging Growth Fund	1.22%	1.67%	N/A	1.42%	December 31, 2012
	2.75%	3.00%	N/A	2.75%	December 31, 2022
International Equity Fund	1.02%	1.52%	N/A	1.27%	December 31, 2012
	2.75%	3.00%	N/A	2.75%	December 31, 2022

The Adviser is entitled to reimbursement from a Fund of any fees waived pursuant to the expense limitation arrangement if such reimbursement does not cause the operating expenses of the Fund in the year of reimbursement to exceed the expense limitation in effect in the year for which fees are being reimbursed and the reimbursement is made within three years after the expenses were reimbursed.

THE PORTFOLIO MANAGERS

The following summarizes the experience of the members of the portfolio management team at each Sub-Adviser primarily responsible for the day-to-day management of the Funds’ portfolios.  Except as otherwise noted, each portfolio manager listed below has served in his/her current position for the last 5 years and is a member of the portfolio management team for each of the Funds for which the applicable Sub-Adviser is an investment sub-adviser.

	Name (Role on Team)	Business Experience
Acadian Asset Management LLC	Dr. Gary L. Bergstrom * (Co-Portfolio Manager, International Equity Fund)	Chairman, Acadian.
Brendan O. Bradley (Co-Portfolio Manager, International Equity Fund)
Senior Vice President and Director of Managed Volatility Strategies, Acadian, since June 2010; Senior Vice President, Portfolio Manager and Quantitative Research Specialist, Acadian, since September 2004.

	John R. Chisholm (Co-Lead Portfolio Manager, International Equity Fund)	Executive Vice President , since 1987, and Chief Investment Officer, since January 2010 , Acadian; Co-Chief Investment Officer, Acadian, 1987 to January 2010 .
	Ronald D. Frashure (Co-Lead Portfolio Manager, International Equity Fund)	President , since March 1988 , and Chief Executive Officer , since January 2008 , Acadian.
Asha Mehta (Co-Portfolio Manager, International Equity Fund)
Vice President and Portfolio Manager, Acadian, since March 2010 ; Associate Portfolio Manager, Acadian, March 2009 to March 2010; Investment Research Analyst, Acadian, April 2007 to March 2009 ; Manager, Johnson & Johnson, 2004 to April 2007.

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	Name (Role on Team)	Business Experience
Analytic Investors, LLC	Dennis M. Bein, CFA (Co-Portfolio Manager, Analytic Fund)	Chief Investment Officer and Portfolio Manager, Analytic.
	Harindra de Silva, Ph.D., CFA (Co-Portfolio Manager, Analytic Fund)	President and Portfolio Manager, Analytic.
	Gregory McMurran (Co-Portfolio Manager, Analytic Fund)	Chief Investment Officer and Portfolio Manager, Analytic.
	Ryan Brown ( Portfolio Manager )	Portfolio Manager, Analytic , since April 2010 ; Portfolio Analyst, Analytic , January 2007 to April 2010 ; Research Analyst, Beekman Capital Management , June 2006 to December 2006 .
Copper Rock Capital Partners, LLC	Tucker M. Walsh (Portfolio Manager, Copper Rock Emerging Growth Fund)	Chief Executive Officer, Head of Portfolio Management, and Portfolio Manager, Copper Rock, since 2005.
	David Cavanaugh (Co-Assistant Portfolio Manager, Copper Rock Emerging Growth Fund)	Senior Research Analyst and Partner, Copper Rock, since 2005.
	Greg Poulos, CFA (Co-Assistant Portfolio Manager, Copper Rock Emerging Growth Fund)	Senior Research Analyst and Partner, Copper Rock, since 2005.

* Effective January 1, 2012, Dr. Bergstrom will no longer serve as portfolio manager to the Fund.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

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YOUR INVESTMENT

YOUR SHARE PRICE

The price you pay for a share of a Fund and the price you receive upon selling or redeeming a share of a Fund is called the net asset value (“NAV”). NAV per share class of a Fund is calculated by dividing the total net assets of each class by the total number of the class’ shares outstanding.  NAV is determined as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each day that the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by a Fund at the NASDAQ Official Closing Price provided by NASDAQ each business day.  The Funds do not calculate their NAV, and you may not buy or sell Fund shares, on days the NYSE is closed (generally weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day).

Your purchase, exchange, or redemption of Fund shares will be priced at the next NAV calculated after your request is received in good order by the Funds’ transfer agent or other Fund agents.  Shares begin to earn dividends on the first business day following the day of purchase.  Shares earn dividends until the day you redeem them.  The NAV of your shares when redeemed may be more or less than the price you originally paid, depending primarily upon a Fund’s investment performance.  If a Fund invests in another investment company, the Fund’s NAV is based in part on the NAV of the other investment companies in which the Fund invests.  The prospectuses for these other investment companies explain the circumstances under which they may use fair value pricing and its effects.

The Trust may enter into agreements with broker-dealers, financial institutions, retirement plan accounts, trading platforms, certain fee-based programs, or other service providers (“Financial Intermediaries”) that may include the Funds as an investment alternative in the programs they offer or administer.  If you buy shares through a Financial Intermediary, generally your order must be received by the Financial Intermediary and transmitted to Old Mutual Investment Partners (the “Distributor”) or its designee by the close of regular trading on the NYSE in order for you to receive that day’s offering price.  Otherwise, the order will receive the offering price that is determined on the next day the NYSE is open.  The Trust and Financial Intermediaries reserve the right to reject customer orders that are incomplete or otherwise not in “good order.” Financial Intermediaries may also accept certain customer orders conditioned on the understanding that the orders may later be rejected in the event they cannot be transmitted to the Distributor or its designee in a timely manner.  The Trust will be deemed to have received a purchase or redemption order from authorized Financial Intermediaries when the Financial Intermediary, or its authorized designee, accepts the order. The customer order will be priced at a Fund’s NAV next computed after such order is unconditionally accepted by an authorized Financial Intermediary or its authorized designee.

VALUING PORTFOLIO SECURITIES

The Funds use pricing services to determine the market value of the securities in their portfolios.  Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds’ portfolios, except that securities traded primarily on NASDAQ are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Investment securities,  including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter (“OTC”) (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the   close of trading on the NYSE (normally 4:00 p.m. Eastern Time) (the “Valuation Time”) on each day that the NYSE is open for trading.  If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.

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For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by   the Board. The Funds use pricing services to report the market value of securities in the portfolios; if   the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust’s Fair Value Procedures are implemented through a Valuation Committee (the “Committee”). A security may be valued using Fair Value Procedures if, among other things, the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund’s NAV.

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ investment adviser, Old Mutual Capital, determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

While the Funds provide shareholders with daily liquidity, the Funds are intended to be long-term investment vehicles and are not designed for investors who engage in excessive short-term trading activity, market-timing, or other abusive trading practices. Short-term trading, market-timing, or other abusive trading practices may disrupt portfolio management strategies, may drive Fund expenses higher, and may harm Fund performance.  In particular, frequent trading of a Fund’s shares may:

•	cause a Fund to keep more assets in cash or cash equivalents than it otherwise would, causing the Fund to miss out on investment opportunities;
•	force a Fund to sell some of its investments sooner than it otherwise would in order to honor redemptions;
•	increase brokerage commissions and other portfolio transaction expenses if securities are constantly being bought and sold by a Fund as assets move in or out; or
•	dilute the value of Fund shares held by long-term shareholders.

The Funds, the Adviser, and their agents, will not knowingly permit investors to excessively trade the Funds, although no guarantees can be made that we will be able to identify and restrict all such trading in the Funds.  The Adviser and its agents cannot always know or reasonably detect short-term trading through Financial Intermediaries or through the use of omnibus accounts by Financial Intermediaries.

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To minimize harm to a Fund and its shareholders, we reserve the right to reject any purchase order, including exchange purchases, for any reason without prior notice.

Funds that invest in overseas markets are subject to the risk of time-zone arbitrage, which attempts to take advantage of time zone differences in various countries.  Time-zone arbitrage is a form of market-timing.

The Board has adopted, and the Adviser and its agents have implemented, the following tools to discourage short-term trading in the Funds, including time-zone arbitrage:

•	trade activity monitoring;
•	trading guidelines;
•	redemption/exchange fee; and
•	fair value pricing.

Each of these tools is described in more detail below. Although they are designed to discourage short-term trading, none of these tools alone nor all of them taken together, can eliminate the possibility that short-term trading activity in a Fund will occur. Moreover, each of these tools, other than the redemption/exchange fee, involves judgments, which are inherently subjective. The Adviser and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with long-term shareholder interests. For purposes of applying these tools, the Adviser and its agents may consider an investor’s trading history in the Funds, other funds, and accounts under common ownership, influence, or control. The Adviser and the Funds may modify these procedures in response to changing regulatory requirements or to enhance the effectiveness of the procedures.

Trade Activity Monitoring

The Adviser and its agents monitor selected trades based on a shareholder’s trading activity and history in an effort to detect short-term trading activities. If as a result of this monitoring the Adviser, or one of its agents, determines that a shareholder has engaged in short-term trading, it will (i) advise the shareholder or use its best efforts to work with the Financial Intermediary that holds the account to inform the shareholder that such activities must stop, and (ii) use its best efforts to refuse to process purchases or exchanges in the shareholder’s account.  Determining whether a shareholder has engaged in short-term trading involves judgments that are inherently subjective.  In making such judgments, the Adviser and its agents seek to act in a manner that they believe is consistent with the best interests of long-term Fund shareholders.

The Adviser and its agents seek to apply the excessive short-term trading policy uniformly to all Financial Intermediaries.   The ability of the Adviser and its agents to monitor trades that are placed by the underlying shareholders of Financial Intermediaries is limited because Financial Intermediaries often maintain the underlying shareholder accounts in omnibus accounts.  The Adviser and its agents rely on Financial Intermediaries to monitor trading activity in omnibus accounts and enforce the Funds’ short-term trading policy on shareholders in such accounts.  In compliance with Rule 22c-2 of the 1940 Act, the Trust has in place with each Financial Intermediary an agreement (“Shareholder Information Agreement”) that requires the Financial Intermediary to (i) provide the taxpayer identification numbers and transaction information about Fund shareholders who hold their shares through the Financial Intermediary, (ii) use its best efforts to determine, upon request of the Trust, whether any other person that holds Fund shares through the Financial Intermediary is itself a financial intermediary (“indirect intermediary”), and upon further request by the Trust provide the above information regarding shareholders holding an account with such indirect intermediary, and (iii) carry out any instructions from the Trust to restrict or prohibit any further purchases or exchanges of Fund shares by a shareholder whom the Trust identifies as having violated the Trust’s market timing or excessive trading policies. These contractual arrangements will enhance the Adviser’s ability to monitor trades placed through omnibus accounts.  However, there is no assurance that Financial Intermediaries will, in all instances, cooperate with the Adviser in monitoring trading activity, will be successful in obtaining data from indirect intermediaries, or will carry out instructions to restrict or prohibit purchases.

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Trading Guidelines

If a shareholder exceeds four exchanges out of a Fund per calendar year or if a Fund, the Adviser, or one of its agents, determines that a shareholder’s short-term trading activity is detrimental to Fund shareholders (regardless of whether or not the activity exceeds these guidelines), the Fund will not knowingly accept any additional purchase and exchange orders from such shareholder. The Funds and the Adviser and their agents may accept exchanges that are detected under these guidelines if they believe that such transactions are not short-term trading activity, are for legitimate trading purposes, and are consistent with the best interests of long-term shareholders. Using the proceeds from the redemption of shares of one of the Funds to purchase shares of one or more other Old Mutual Funds is considered a single exchange. A Fund may permit exceptions to the four exchange limit for wrap accounts and investors that can demonstrate they are following a bona fide long-term asset allocation program.

Transactions placed through the same Financial Intermediary on an omnibus basis may be deemed part of a group for purposes of this policy and may be rejected in whole or in part.  Transactions accepted by a Financial Intermediary in violation of our short-term trading policy are not deemed accepted by a Fund and may be cancelled or revoked.  The Adviser may also suspend or terminate a shareholder’s exchange privileges if a shareholder engages in a disruptive pattern of exchanges.  The Adviser and the Funds also reserve the right to delay delivery of redemption proceeds for up to 7 days or to honor certain redemptions with securities, rather than cash.

Redemption/Exchange Fee

A Fund (except in those cases noted below) will impose a 2.00% redemption/exchange fee on total redemption proceeds before applicable deferred sales charges of any shareholder redeeming shares, including redemption by exchange, of the Fund within 10 calendar days of purchase. A Fund will impose a redemption/exchange fee to the extent that the number of Fund shares redeemed exceeds the number of Fund shares that have been held for more than 10 calendar days. In determining how long shares of a Fund have been held, the Adviser assumes that shares held by the investor for the longest period of time will be sold first. The Fund will retain the fee for the benefit of the non-redeeming shareholders.  Due to operational requirements, certain Financial Intermediaries’ methods for tracking and calculating the fee may differ in some respects from the Funds’ methods for tracking and calculating the fee.

A Fund charges the redemption/exchange fee to discourage market-timing by those shareholders initiating redemptions or exchanges to take advantage of short-term market movements, to help minimize the impact the redemption or exchange may have on the performance of the Fund, to facilitate Fund management, and to offset certain transaction costs and other expenses the Fund incurs because of the redemption or exchange.

A Fund will not charge the 2.00% redemption/exchange fee on transactions involving the following:

•	total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that do not have the systematic capability to process the fee;

•
total or partial redemptions of shares by omnibus accounts maintained by Financial Intermediaries that have negotiated pre-existing legal covenants and agreements with a Fund to waive or not to impose the fee;

•	total or partial redemptions made pursuant to an automatic non-discretionary rebalancing program or a systematic withdrawal plan established with a Fund or a Financial Intermediary;

•	redemptions of shares from employer-sponsored retirement plans, such as 401(k) plans, which are made in connection with the withdrawal of an entire plan from a Fund;

•
certain redemptions of shares of a Fund held as a qualified default investment alternative in certain retirement plan accounts in accordance with provisions of the Employee Retirement Security  Act of 1974, as amended, and the rules and regulations promulgated thereunder;

•	certain broker wrap fee and other fee-based programs;

•	redemptions initiated by a Fund, as permitted in this Prospectus; or

•	redemptions by asset allocation or target date funds advised by the Adviser.

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In addition, the redemption/exchange fee does not apply to:  (i) premature distributions from retirement accounts that are exempt from IRS penalty due to the disability of or medical expenses incurred by a shareholder; (ii) required minimum distributions from retirement accounts; (iii) return of excess contributions in retirement accounts; (iv) redemptions resulting in the settlement of an estate due to the death of the shareholder; and (v) reinvested distributions (dividends and capital gains).

There is no guarantee that the Trust will be successful in its efforts to enforce its redemption/exchange fee.

Fair Value Pricing

As discussed above, the Board has adopted fair value pricing procedures, including the daily fair valuation of certain foreign securities.  These methods are designed to help ensure that the prices at which Fund shares are purchased and redeemed are fair, and do not result in dilution of shareholder interests or other harm to long-term shareholders.

BUYING SHARES

Old Mutual Analytic Fund has registered the following classes of shares:  Institutional Class, Class A, Class C, and Class Z. Old Mutual International Equity Fund and Old Mutual Copper Rock Emerging Growth Fund have registered the following classes of shares:  Institutional Class, Class A, and Class Z.  Each class represents investments in the same portfolio of securities and has the same rights and privileges as the other share classes of the Funds, except that: (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees, which, if applicable, are paid pursuant to a Service Plan; (iv) exchanges are not permitted between the various share classes but only among the same class; and (v) each class may have exclusive voting rights with respect to matters affecting only that class.  When choosing a share class, you should consult your financial adviser as to which class is most suitable for you.  The Trust reserves the right to change the categories of investors eligible to purchase shares of each Fund.

For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Fund so that you may receive the same day’s NAV.  The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.  Purchases of shares of a Fund may be made on any day on which the NYSE is open for business.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Institutional Class

You may purchase Institutional Class shares of the Funds through certain financial institutions that are authorized to sell shares of a Fund.  You may also purchase Institutional Class shares of the Funds directly through the Funds’ transfer agent.

Institutional Class shares are available to the following categories of eligible investors and require a minimum initial investment of $1 million in a Fund:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;
•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;
•	Pension or profit sharing plans or the custodian for such a plan; and
•	Qualified or non-qualified employee benefit plans.

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Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund, provided they sign a Letter of Intent (“LOI”) committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If a Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.  Please see the SAI for more information on LOIs.

Class A and Class C

You may purchase Class A and Class C shares of a Fund through certain broker-dealers or other financial institutions that are authorized to sell you shares of the Fund.  Such financial institutions may charge you a fee for this service in addition to a Fund’s public offering price.  Purchases of shares of a Fund may be made on any day on which the NYSE is open for business.  For your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, the broker-dealer or financial institution must receive your order before 4:00 p.m. Eastern Time and promptly transmit the order to the Fund.  The broker-dealer or other financial institution is responsible for promptly transmitting purchase orders to a Fund so that you may receive the same day’s NAV.  The price per share you will pay to invest in a Fund is its NAV per share next calculated after the transfer agent or other authorized representative accepts your order, plus any applicable initial sales charge.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Funds’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner.

MINIMUM INVESTMENT

For Institutional Class shares, please see the section of the Prospectus entitled “Buying Shares – Institutional Class” for information regarding minimum investment requirements.  For Class A, Class C, and Class Z shares of the Funds, the minimum investment requirements are as follows:

Minimum Investment *	Initial	Additional
Regular Accounts	$2,500	no minimum
Uniform Gifts/Transfers to Minor Accounts	$500	no minimum
IRAs	$2,000	no minimum
Coverdell Education Savings Accounts	$500	no minimum
Systematic Investment Plans (“SIP-I”)(1)	$500	$25
Systematic Investment Plans (“SIP-II”) (2)	no minimum	$50

*	A Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.

(1)	If a SIP-I is established, the minimum initial investment for a Fund is $500 along with a monthly systematic additional investment of $25 or more. A SIP-I may be established on any type of account.

(2)	An investor may establish a SIP-II with no minimum initial investment if the monthly systematic additional investment is at least $50. A SIP-II may be established on any type of account.

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Concepts to Understand

Traditional IRA: an individual retirement account. Your contributions may or may not be deductible depending on your circumstances. Assets grow tax-deferred and withdrawals and distributions are taxable in the year made.

Spousal IRA:  an IRA funded by a working spouse in the name of a nonworking spouse.

Roth IRA: an IRA with non-deductible contributions, and tax-free growth of assets and distributions, provided certain conditions are met.

Coverdell Education Savings Accounts: a savings account with non-deductible contributions, and tax-free growth of assets and distributions, if used to pay certain educational expenses.

For more complete IRA information, please call 888.772.2888.

SALES CHARGES

The sales charge and purchase information in this section of the Prospectus can also be accessed, free of charge, at oldmutualfunds.com.

Below is a summary of certain features of Class A and Class C shares:

	Class A	Class C
Initial Sales Charge	Up to 5.75%	None
Contingent Deferred Sales Charge (“CDSC”)	None (except on redemptions of certain large purchases held for less than one year)	1.00% on redemptions within one year
Distribution and Service Fees	0.25%	1.00%
Dividends	Generally higher than Class C due to lower annual expenses	Generally lower than Class A due to higher annual expenses
Typical Shareholder	Generally more appropriate for long-term investors	Generally more appropriate for short-term investors

Class A Shares

A sales charge may be imposed on the purchase of Class A shares of a Fund (initial sales charge). You may be eligible to pay a reduced initial sales charge or none at all, as described below. The term Public Offering Price used below includes a Fund’s NAV per share plus any applicable initial sales charge.

Class A shares of a Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the Public Offering Price on purchases of less than $1 million.

Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price Invested	As a Percentage of the Net Amount Invested
Less than $50,000	5.75%	6.10%
$50,000 but less than $100,000	4.75%	4.99%
$100,000 but less than $250,000	3.50%	3.63%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	0%	0%

Certain investors may be eligible to purchase Class A shares at NAV and not pay an initial sales charge. Other investors may be eligible for a reduced initial sales charge on purchases of Class A shares. Below are the various ways that investors may qualify for a reduction or elimination of initial sales charges on purchases of Class A shares. The SAI contains more detail on how to qualify for certain of these reductions or eliminations of initial sales charges.

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Class A Purchases Not Subject to Initial Sales Charges

You will not pay initial sales charges:

▪
on purchases of $1 million or more Class A shares of a Fund. However, redemptions of Class A shares of a Fund purchased at NAV may result in your paying a CDSC if such shares are redeemed within one year of purchase. See “ Class A Purchases Subject to Contingent Deferred Sales Charges ” below.

▪	on additional purchases of one or more Old Mutual Funds that result in account balances of Class A shares of $1 million or more.

▪	on shares purchased by reinvesting dividends and distributions.

▪
when exchanging shares among Old Mutual Funds with the same or higher initial sales charges (see the “ Your Investment - General Policies ” section of this Prospectus for more information on exchanges between funds).

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Fund shares. See the SAI for more information on the reinstatement privilege.

▪	when a merger, consolidation, or acquisition of assets of a Fund occurs.

▪	if you are the Adviser, an affiliated company of the Adviser, or the Sub-Advisers and you purchase your shares directly through the Distributor .

▪	if you are an employee benefit plan established for employees of the Adviser or its affiliates.

▪	if you are a discretionary advised client of the Adviser, Sub-Advisers, or their affiliates.

▪
if you are a registered representative or employee of selected dealers who have entered into agreements with the Distributor (or financial institutions that have arrangements with such dealers with respect to the sale of shares of a Fund) or any member of the immediate family (including spouse and children) of any such person, provided that purchases at NAV are permitted by the policies of, and are made through, such person’s employer.

▪	if you are a financial institution trust department with an aggregate initial investment of up to $1 million in the Funds.

▪
if you are a managed account (wrap) program for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provides asset allocation or similar specialized investment services or investment company transaction services for their customers, that charges a minimum annual fee for such services, and that has entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to its use of a Fund in connection with such services.

▪
if you are a pension, profit-sharing, or other employee benefit plan created pursuant to a plan qualified under Section 401 of the Internal Revenue Code (the “Code”) or plans under Section 457 of the Code, or employee benefit plans created pursuant to Section 403(b) of the Code and sponsored by nonprofit organizations defined under Section 501(c)(3) of the Code. See the SAI for applicable restrictions. Participants in such plans that establish one or more separate accounts with a Fund may include, for purposes of determining any applicable reduction of initial sales charges, only the participants’ individual investments in the plans.

▪
if you are an individual or entity with a substantial business relationship with the Trust or the Adviser, as determined by a Vice President or more senior officer of the Trust or the Adviser, and you purchase your shares directly through the Distributor.

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Class A Purchases Eligible for Reductions of Initial Sales Charges

In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial adviser or the Distributor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Trust may request account statements if it is unable to verify your account information.

Rights of Accumulation. Purchases of new Class A shares may be combined with Class A shares of all Old Mutual Funds (except Old Mutual Cash Reserves Fund) that you previously purchased for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable initial sales charge for the new purchase is based on the amount of your current purchase and the current value of all Class A shares that you own. See the SAI for more information on Rights of Accumulation.

Letters of Intent. Under a LOI , you commit to purchase a specified dollar amount of Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund) during a thirteen-month period. The amount you agree to purchase determines the amount of the initial sales charge you will pay. If you fail to purchase the full amount of your commitment in the LOI within the thirteen-month period, your account will be adjusted to the higher initial sales charge for the amount actually invested. See the SAI for more information on LOIs.

Concurrent Purchases. You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Purchasers Qualifying for Reductions in Initial Sales Charges

Only certain persons or groups are eligible for the reductions in initial sales charges described above. These qualified purchasers include the following:

Individuals

▪	an individual, his or her spouse, or children residing in the same household;

▪	any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

▪	a trustee or fiduciary purchasing for a single trust, estate, or fiduciary account; and

Other Groups

▪
any organized group of persons, whether or not incorporated, purchasing Class A shares of one or more Old Mutual Funds, provided that (i) the organization has been in existence for at least six months, and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding Class A shares of Old Mutual Funds held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other Financial Intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of a Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as described in this Prospectus.

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Class A Purchases Subject to Contingent Deferred Sales Charges

A CDSC will apply to purchases of $1 million or more of Class A shares that are redeemed within 12 months of the date of purchase. This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of all purchases of $1 million or more. In determining whether a CDSC is payable, and the amount of any such charge, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase. No such charge will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

Class A Purchases Not Subject to Contingent Deferred Sales Charges

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

▪
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer.

▪
managed account (wrap) programs for the benefit of clients of broker-dealers and financial institutions or financial planners adhering to certain standards established by the Trust that provide asset allocation or similar specialized investment services or investment company transaction services for their customers, that charge a minimum annual fee for such services, and that have entered into an agreement with the Distributor, or a clearing agent that has an agreement with the Distributor, with respect to their use of a Fund in connection with such services.

▪
on purchases subject to the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. The reinstatement privilege applies to all types of accounts (i.e., regular accounts, retirement accounts, etc.) but new purchases must be in the same type of account as the previous purchases to be eligible for such privilege. See the SAI for more information on the redemption privilege.

▪	on purchases made in connection with a merger, consolidation, or acquisition of assets of the Fund.

Class C Shares

Class C shares are not subject to an initial sales charge but may be sold with a CDSC. The overall cost per share of investing in Class C shares in amounts greater than $1 million is generally higher than the comparable cost of investing in similar dollar amounts of Class A shares. Accordingly, the Trust will refuse an investor’s order to purchase additional Class C shares when, to the knowledge of the Distributor, the value of all Class C shares of the Old Mutual Funds in all of the investor’s related accounts exceeds $1 million. For purposes of this policy, “ related accounts ” refers to the accounts that may be aggregated for purposes of purchasing Class A shares with a reduced initial sales charge, as described under “ Purchasers Qualifying for Reductions in Initial Sales Charges ” earlier in this section of the Prospectus.  In no event will the Trust honor an order to purchase more than $1 million of Class C shares.

Class C Purchases Not Subject to Contingent Deferred Sales Charges

Certain investors may be eligible to redeem Class C shares without paying a CDSC. You will not pay a CDSC:

▪	if you redeem shares acquired through reinvestment of dividends and distributions.

▪	on increases in the NAV of your shares.

▪	on redemptions pursuant to a systematic withdrawal plan, provided that the amounts withdrawn do not exceed 10% of the value of your shares in any 12-month period.

▪
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares. See the SAI for more information on the redemption privilege.

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▪	upon the death of the shareholder or plan participant (if you present a death certificate for the applicable shareholder or plan participant).

▪
upon the post-purchase disability (as defined in Section 72(m)(7) of the Code) of the shareholder or plan participant (if such shareholder or plan participant provides a physician’s certification of such disability and such certification is acceptable in form and substance to the Trust). Pursuant to Section 72(m)(7) of the Code, an individual shall be considered to be disabled if the individual is unable to engage in any substantially gainful activity by reason of any medically determinable physical or mental impairment, which can be expected to result in death or to be of long-continued and indefinite duration.

▪	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2.

▪	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him.

▪	on the liquidation of a shareholders’ account by the Trust for failure to maintain the required minimum account balance.

The SAI provides additional information regarding purchasing or redeeming Class A or Class C shares at reduced or without sales charges.  Consult the SAI for details.

Computing a Contingent Deferred Sales Charge

The CDSC on redemptions of Class A and Class C shares is computed based on the lower of their original purchase price or current market value, net of reinvested dividends and capital gains distributions. In determining whether to charge a CDSC, we will assume that you have redeemed shares on which there is no CDSC first, and then shares in the order of purchase.

SELLING SHARES

You may sell your Fund shares by contacting your broker-dealer or other financial institution at which you maintain an account. Such financial institution may charge you a fee for this service. Sale orders received by the Funds’ transfer agent or other authorized representatives by 4:00 p.m. Eastern Time will be priced at a Fund’s next calculated NAV per share. The redemption price will be reduced by any applicable CDSC. A Fund generally sends payment for your shares the business day after your order is received in good order. Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to 7 days. Also, if a Fund has not yet collected payment for the shares you are selling, it may delay paying out the proceeds on your sale until payment has been collected, which may take up to 15 days from the date of purchase.

Written Redemption Orders

Some circumstances require written sell orders along with signature guarantees.  These include:

•	Redemptions by check, wire, or ACH in excess of $50,000;
•	Requests to send proceeds to a different address or payee;
•	Requests to send proceeds to an address that has been changed within the last 30 days; and
•	Requests to wire proceeds to a different bank account.

For joint accounts, each signature must be guaranteed.  A signature guarantee may be obtained from a bank, broker - dealer, credit union, securities exchange or association, clearing agency, or savings association and must include the title of the signatory.  A notary public does not provide a signature guarantee.  A valid signature guarantee must appear in the following format:

“Signature(s) Guaranteed”
[Institution’s Name]
By:  [Signature]
Title:  [Title of Signatory]

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GENERAL POLICIES

▪
IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT: The Funds are required by federal law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Funds reserve the right to refuse to open your account, to close your account, or to take such other action deemed appropriate if it is unable to verify your identity.

▪
The Funds are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

▪	The Funds may reject purchase orders.

▪	The Funds reserve the right to make redemptions in securities rather than in cash if the redemption amount exceeds $250,000 or 1.00% of the aggregate NAV of a Fund in any 90-day period.

▪
When placing a purchase, sale, or exchange order through an authorized representative, it is the representative’s responsibility to promptly transmit your order to the Funds’ transfer agent so that you may receive that same day’s NAV per share.

▪
State Street Bank and Trust Company, the custodian for IRAs and Coverdell Education Savings Accounts, currently charges a $10 annual custodial fee to IRA accounts and a $7 annual custodial fee to Coverdell Education Savings Accounts.  Custodial fees are automatically deducted from your account if not received by the announced due date, usually in mid-December.

▪
Because of the relatively high cost of maintaining smaller accounts, a Fund charges an annual fee of $12 if your account balance drops below $1,000.  This fee does not apply to Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically. A Fund will provide 60 days’ prior notice of the imposition of this fee.  A Fund will not impose this fee if you purchase additional shares during the notice period to bring your account balance to at least $1,000.

▪
For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption.  Your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

▪
With regard to investments in Class A and Class C shares, asset allocation programs set up in networked accounts, which have been pre-approved by a Fund, will not be subject to the minimum account balances as described above.

▪
To reduce expenses, only one copy of most financial reports and prospectuses may be mailed to households, even if more than one person in the household holds shares of a Fund. Call your broker-dealer or financial adviser if you need additional copies of financial reports or prospectuses. If you do not want the mailing of these documents to be combined with those for other members of your household, contact your financial adviser or broker-dealer.

▪
When opening an account or when making additional investments into an existing account, you must specify which Old Mutual Fund you are purchasing.  If you do not specify the Old Mutual Fund into which you would like to invest, the Trust will deposit your investment into Old Mutual Cash Reserves Fund, Class Z shares, if you are eligible to purchase Class Z shares.  If you are not eligible to purchase Class Z shares, the Trust will deposit your investment in Old Mutual Cash Reserves, Class A shares, at net asset value.  The Trust will then send you written notification explaining that your investment was deposited in the Old Mutual Cash Reserves Fund and that you many contact the Trust to re-direct your investment into the Old Mutual Fund of your choice.

▪	Investment instructions are irrevocable, which means that once you have transmitted your investment instructions, they may not be modified or cancelled.

▪
You may purchase or redeem shares of the Funds via the Internet by completing the bank information section on the account application, entering the “My Account” section of the OMF I Website located at oldmutualfunds.com, and following the instructions for purchasing or redeeming shares.

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Exchanges between Funds

You may exchange some or all shares of a particular class of a Fund for shares of the same class of another Old Mutual Fund that offers such class of shares. Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares.  Class A shares, purchased at NAV, may be exchanged for Class Z shares of the same Fund, subject to the investment qualifications and minimums of Class Z shares.

Generally, you will not pay an initial sales charge when you exchange Class A shares. However, if you exchange into an Old Mutual Fund whose shares are subject to a CDSC, we will calculate the holding period on the date you made your original purchase and not the date you exchanged your shares.

The minimum investment requirements, as stated above, also apply to exchanges.

If a shareholder exceeds four exchanges out of any of the Funds per calendar year, or if a Fund, the Adviser, or one of their agents determines, in its sole discretion, that a shareholder’s short-term trading activity is excessive, the determining party or the Fund may, in its discretion, reject any additional purchase and exchange orders. In addition, short-term exchanges may be subject to a redemption/exchange fee. See the section in this Prospectus entitled “ Your Investment - Policy Regarding Excessive or Short-Term Trading ” for details of the Trust’s trading guidelines and redemption/exchange fee.

Before making an exchange, you should obtain and review the prospectus of the Old Mutual Fund whose shares are being acquired.  Shareholders should be aware that a financial intermediary may charge a fee for handling an exchange.  Shareholders may realize a taxable gain or loss on any exchange.

Systematic Withdrawal Plan

A systematic withdrawal plan permits you to have payments of $50 or more mailed or automatically transferred from your Fund account to your designated checking or savings account.  Shareholders may realize a taxable gain or loss on any withdrawal.

▪	Consult your broker, dealer, or Financial Intermediary regarding how to establish this feature.

Note:  You must maintain a minimum account balance of $5,000 or more.

Householding

To keep the Funds’ costs as low as possible, a single copy of most financial reports and prospectuses is delivered to shareholders who share an address, even if the accounts are registered under different names.  This process, known as “ householding ,” does not apply to account statements.  To receive separate mailings, please call us and we will begin individual delivery within 30 days of your request.

DIVIDENDS AND TAXES

Dividends and Distributions.   The Funds pay shareholders dividends from their net investment income and distributions from their net realized capital gains, if available. The Funds pay dividends from net investment income and distributions from capital gains annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution.   Dividends and distributions will be reinvested in your Fund account unless you instruct a Fund otherwise. There are no fees on reinvestments. Alternatively, you may elect to receive your dividends and distributions in cash in the form of a check, wire, or Automated Clearing House transfer.

Annual Statements.   Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns.  Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December.  Prior to issuing your statement, the Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, a Fund will send you a corrected Form 1099 to reflect reclassified information.

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Avoid “Buying a Dividend.”   At the time you purchase your Fund shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund.  For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable.  Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax Considerations.   Unless your investment is in an IRA or other tax-exempt account, your dividends and distributions are taxable to you as ordinary income, capital gains or some combination of both.  This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Distributions of net investment income and net short-term capital gains are generally taxable to you as ordinary income.  However, income dividends designated by a Fund as qualified dividend income may be subject to tax by individuals and other non-corporate taxpayers at lower rates provided certain holding period requirements are met. These reduced rates of taxation are presently scheduled to sunset and, unless extended, will no longer apply to qualified dividends paid with respect to taxable years of a Fund beginning after December 31, 2012.   The current qualified dividend income and long-term capital gains tax rates for non-corporate shareholders are provided in the table below.

Sale of Redemption of Fund Shares.   A sale or exchange of shares of a Fund, including pursuant to a systematic withdrawal plan, may also generate a tax liability unless your account is tax-exempt. There are two types of tax liabilities you may incur from a sale or exchange: (i) short-term capital gains will apply if you sell or exchange shares of a Fund within one year after buying them, and (ii) long-term capital gains will apply to shares of a Fund sold or exchanged after one year. The table below describes the current tax rates for non-corporate shareholders.   Beginning with the 2012 calendar year, the Funds will be required to report to you and IRS annually on Form 1099-B not only the gross proceeds of

Fund shares you sell or redeem but also their cost basis for shares purchased or acquired on or after January 1, 2012. Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Funds to use a different calculation method.   Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts and money market accounts will not be affected.

Backup Withholding .  By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares.  A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

State and Local Taxes .  Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

This discussion of “Dividends and Taxes” is not intended or written to be used as tax advice.  Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

Taxes on Transactions

The tax status of your distributions for each calendar year will be detailed in an annual tax statement from a Fund. Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.  Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences.

	2011 Tax Rates Applicable to Sales, Exchanges, and Distributions to Individuals and Other Non-Corporate Shareholders
	Tax rate for 15% bracket and lower	Tax rate for brackets higher than 15%
Dividends Generally	Ordinary income rate	Ordinary income rate
Qualified Dividends	0%	15%
Short-term Capital Gains	Ordinary income rate	Ordinary income rate
Long-term Capital Gains	0%	15%

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DISTRIBUTION ARRANGEMENTS

The Trust, on behalf of Class A and Class C shares of the Funds, has adopted Distribution Plans, pursuant to Rule 12b-1, and a Service Plan which allow the Funds to pay distribution fees to the Distributor and service fees to the Distributor, brokers, dealers, or other Financial Intermediaries. Currently, Class A shares are not authorized to pay distribution fees but may be subject to such fees in the future.  Distribution fees are paid for the sale and distribution of Class A and Class C shares. Service fees are paid for providing or arranging for others to provide personal services to shareholders and/or maintenance of such shareholders’ accounts. All or a substantial portion of the distribution and service fees that are paid to the Distributor are re-allowed to the dealer of record or entity providing personal shareholder services. Because distribution and/or service fees are paid out of a Fund’s Class A and Class C assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. See the “ Fund Summaries ” and “ Your Investment – Sales Charges ” sections of this Prospectus for details on the distribution and service fees.

PAYMENTS TO FINANCIAL INTERMEDIARIES

For Class A and Class C shares, the Financial Intermediary through which you purchase your shares may receive all or a portion of the sales charges and the distribution and service fees discussed in the “ Your Investment - Sales Charges ” section of this Prospectus.

Payments by the Distributor, the Adviser, or their Affiliates

The Distributor, or one or more of its affiliates, from time to time, makes payments from its own resources to Financial Intermediaries in exchange for certain services provided by the Financial Intermediary, such as placing the Trust and the Funds on the Financial Intermediary’s sales system, placing the Trust and the Funds on the Financial Intermediary’s preferred or recommended list, marketing support services, networking, and/or administrative or recordkeeping support services (collectively, “financial intermediary payments”). Such payments are in addition to any distribution and service fees that may be payable by a Fund.

Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the Financial Intermediary, placement on sales lists, and access (in some cases on a preferential basis over competitors of the Trust) to sales meetings and salespeople of the Financial Intermediary.

From time to time, the Distributor, or its affiliates, pay “ networking fees ” to certain broker-dealers who process Fund transactions through an automated mutual fund clearinghouse, which reduces the Trust’s costs in processing shareholder transactions. These networking fees compensate the broker for its expenses in processing transactions through the clearinghouse.

The Adviser, or its affiliates, pay certain Financial Intermediaries for administrative or recordkeeping support services. Administrative and recordkeeping support services may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements); sub-accounting services; answering shareholder inquiries relating to the Trust and the Funds; delivering proxy statements, annual reports, updated prospectuses, and other communications; and other recordkeeping services relating to investments in the Funds.

Financial Intermediaries may be compensated differently depending on the nature and extent of the services they provide. Financial Intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments are subject to limitations under applicable law.

The Distributor or its affiliates may also make non-service, revenue sharing payments to Financial Intermediaries at an annual rate specified in writing by the Distributor or its affiliates. These payments generally represent a percentage of a Financial Intermediary’s sales and/or the value of Fund shares within a Financial Intermediary’s client accounts.  In addition, Financial Intermediaries may receive non-cash compensation, such as promotional merchandise bearing the Trust’s logo.

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The Distributor is motivated to make revenue sharing payments since, in certain circumstances, they promote the sale of Fund shares and the retention of those investments by clients of the Financial Intermediary. The Adviser and the Sub-Advisers will benefit from the Distributor’s activity through increased advisory fees if additional assets are acquired through sale of Fund shares through such Financial Intermediaries.

138. Financial intermediary payments may provide Financial Intermediaries with an incentive to favor shares of a Fund over sales of shares of other mutual funds or non-mutual fund investments.  You may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares and you should discuss this matter with your financial intermediary and its representatives.

For the fiscal year ended July 31, 2011 , the Distributor, the Adviser, or one or more of their affiliates have financial intermediary arrangements with the following Financial Intermediaries:  Ameriprise Financial, Associated Securities, Charles Schwab, Citigroup Global Markets, Citistreet, CPI Qualified Plan Consultants, Fidelity, First Clearing LLC, LPL Financial Services, Matrix, Merrill Lynch, Morgan Stanley, MSCS Financial Services, Mutual Services, Pershing, Prudential Investment Management Services, Prudential Retirement, Raymond James, Ridge Clearing, Robert W. Baird, Smith Barney, TD Ameritrade, UBS Financial Services, UBS Paine Webber, Uvest Financial Service Group, Waterstone Financial, Wells Fargo Advisors, and Wells Fargo Investments.

Payments by the Funds

Like the Adviser and its affiliates, the Funds may, from time to time, make payments to Financial Intermediaries that provide administrative or recordkeeping support services, as described above. From time to time, the Funds may also pay networking fees to brokers, up to certain limits.

OTHER PAYMENTS BY OLD MUTUAL FUNDS

OMUSH receives an offset of certain recordkeeping fees from the plan sponsors of OMUSH’s participant directed 401K, profit sharing and/or voluntary deferral plans which invest in Old Mutual Funds (collectively, the “Deferred Plans”).   The amount of the fee offset is based in part on service and/or sub-transfer agency fees received by the plan sponsors from the Old Mutual Funds’ Class Z shares within the Deferred Plans.  During the year ended July 31, 2011 , the amount received by OMUSH for recordkeeping fee offsets attributable to investments by the Deferred Plans in Old Mutual Funds was approximately $ 42 ,000.

You can find further details in the SAI about the payments made to Financial Intermediaries. You can also speak to your Financial Intermediary for more information about the payments made by the Distributor, the Adviser, their affiliates, or the Funds to such Financial Intermediary. In certain cases, the payments could be significant and may cause a conflict of interest for your Financial Intermediary.

FINANCIAL HIGHLIGHTS

The financial highlights are intended to help you understand the financial performance of each Fund’s shares for the five year period ended July 31, 2011.  Certain information reflects financial results for a single Fund share.   The total returns for a Fund represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  The information in the financial highlights has been audited by PricewaterhouseCoopers, LLP, whose report, along with the Funds’ financial statements, are included in the annual report, which is available by calling the Funds toll-free at 888.772.2888.

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FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)
	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*	Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Return of Capital	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

OLD MUTUAL ANALYTIC FUND

Class A
2011	$9.02	$0.06	$1.18	$—	$1.24	$—	$—	$—	$—	$10.26	13.75%	$23,505	1.82	%1	2.16	%1	0.66%	231.43%
2010	8.68	0.05	0.29	—	0.34	—	—	—	—	9.02	3.92%	38,274	1.78	%1	2.27	%1	0.52%	168.45%
2009	11.88	0.02	(3.22)	—	(3.20)	—	—	—	—	8.68	(26.94)%	83,169	2.07	%1	2.41	%1	0.24%	195.35%
2008	14.51	0.05	(1.80)	—	(1.75)	(0.18)	(0.70)	—	(0.88)	11.88	(12.60)%	285,305	1.92	%1	2.13	%1	0.40%	171.50%
2007	13.21	0.08	1.24	—	1.32	(0.02)	—	—	(0.02)	14.51	9.99%	607,810	1.54	%1	1.96	%1	0.55%	183.98%

Class C
2011	$8.67	$(0.01)	$1.13	$—	$1.12	$—	$—	$—	$—	$9.79	12.92%	$14,243	2.57	%1	2.78	%1	(0.10)%	231.43%
2010	8.40	(0.02)	0.29	—	0.27	—	—	—	—	8.67	3.21%	20,558	2.53	%1	2.91	%1	(0.23)%	168.45%
2009	11.59	(0.05)	(3.14)	—	(3.19)	—	—	—	—	8.40	(27.52)%	51,879	2.82	%1	2.97	%1	(0.52)%	195.35%
2008	14.32	(0.04)	(1.77)	—	(1.81)	(0.22)	(0.70)	—	(0.92)	11.59	(13.23)%	158,508	2.65	%1	2.85	%1	(0.34)%	171.50%
2007	13.11	(0.03)	1.24	—	1.21	—	—	—	—	14.32	9.24%	340,569	2.29	%1	2.67	%1	(0.19)%	183.98%

Class Z
2011	$9.11	$0.08	$1.21	$—	$1.29	$—	$—	$—	$—	$10.40	14.16%	$30,511	1.59	%1	1.68	%1	0.77%	231.43%
2010	8.75	0.07	0.29	—	0.36	—	—	—	—	9.11	4.11%	22,347	1.52	%1	1.68	%1	0.81%	168.45%
2009	11.94	0.04	(3.23)		(3.19)	—	—		—	8.75	(26.72)%	29,734	1.81	%1	1.97	%1	0.45%	195.35%
2008	14.54	0.09	(1.82)	—	(1.73)	(0.17)	(0.70)	—	(0.87)	11.94	(12.46)%	58,107	1.64	%1	1.86	%1	0.68%	171.50%
2007	13.21	0.12	1.24	—	1.36	(0.03)	—	—	(0.03)	14.54	10.33%	130,928	1.29	%1	1.66	%1	0.84%	183.98%

Institutional Class
2011	$9.12	$0.09	$1.19	$—	$1.28	$—	$—	$—	$—	$10.40	14.04%	$2	1.52	%1	816.82	%1	0.92%	231.43%
2010	8.76	0.11	0.25	—	0.36	—	—	—	—	9.12	4.11%	2	1.41	%1	2.84	%1	1.31%	168.45%
2009	11.96	0.05	(3.25)		(3.20)	—	—		—	8.76	(26.76)%	12,547	1.77	%1	1.87	%1	0.55%	195.35%
2008	14.54	0.09	(1.81)	—	(1.72)	(0.16)	(0.70)	—	(0.86)	11.96	(12.33)%	29,025	1.63	%1	1.89	%1	0.70%	171.50%
2007	13.21	0.12	1.24	—	1.36	(0.03)	—	—	(0.03)	14.54	10.34%	35,246	1.24	%1	1.60	%1	0.82%	183.98%

Prospectus 2 - Table of Contents

FINANCIAL HIGHLIGHTS ─ concluded
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR OR PERIOD ENDED JULY 31, (UNLESS OTHERWISE NOTED)

	Net Asset Value Beginning of Period	Net Investment Income (Loss)*	Realized and Unrealized Gains (Losses) on Securities*		Redemption Fees	Total from Operations	Dividends from Net Investment Income	Distributions from Capital Gains	Total Dividends and Distributions	Net Asset Value End of Period	Total Return†	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and Expense Reductions)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

OLD MUTUAL COPPER ROCK EMERGING GROWTH FUND
Class A
2011	$8.60	$(0.16)	$3.72		$—	$3.56	$—	$—	$—	$12.16	41.40%	$4,060	1.67%	2.13%	(1.49)%	194.26%
2010	7.71	(0.07)	0.96		—	0.89	—	—	—	8.60	11.54%	3,079	1.67%	2.37%	(0.87)%	248.88%
2009	10.10	(0.10)	(2.29	)#	—	(2.39)	—	—	—	7.71	(23.66)%#	3,480	1.67%	1.90%	(1.35)%	283.83%
2008	12.90	(0.16)	(1.71)		—	(1.87)	—	(0.93)	(0.93)	10.10	(16.08)%	11,213	1.67%	1.88%	(1.33)%	260.79%
2007	10.52	(0.16)	2.54		—	2.38	—	—	—	12.90	22.62%	35,890	1.55%	1.85%	(1.32)%	169.81%
Class Z
2011	$8.71	$(0.13)	$3.76		$—	$3.63	$—	$—	$—	$12.34	41.68%	$9,079	1.42%	1.46%	(1.22)%	194.26%
2010	7.79	(0.05)	0.97		—	0.92	—	—	—	8.71	11.81%	13,498	1.42%	1.51%	(0.54)%	248.88%
2009	10.18	(0.08)	(2.31	)#	—	(2.39)	—	—	—	7.79	(23.48)%#	19,771	1.42%	1.57%	(1.09)%	283.83%
2008	12.97	(0.13)	(1.73)		—	(1.86)	—	(0.93)	(0.93)	10.18	(15.90)%	15,510	1.42%	1.65%	(1.11)%	260.79%
2007	10.55	(0.15)	2.57		—	2.42	—	—	—	12.97	22.94%	557	1.30%	12.38%	(1.12)%	169.81%
Institutional Class
2011	$8.80	$(0.11)	$3.81		$—	$3.70	$—	$—	$—	$12.50	42.05%	$37,212	1.22%	1.20%	(1.03)%	194.26%
2010	7.86	(0.05)	0.99		—	0.94	—	—	—	8.80	11.96%	46,986	1.22%	1.22%	(0.51)%	248.88%
2009	10.24	(0.07)	(2.31	)#		(2.38)		—	—	7.86	(23.24)%#	35,660	1.22%	1.18%	(0.89)%	283.83%
2008	13.01	(0.11)	(1.73)		—	(1.84)	—	(0.93)	(0.93)	10.24	(15.69)%	34,651	1.17%	1.35%	(0.85)%	260.79%
2007	10.56	(0.10)	2.55		—	2.45	—	—	—	13.01	23.20%	66,666	1.10%	1.21%	(0.86)%	169.81%

OLD MUTUAL INTERNATIONAL EQUITY FUND
Class A
2011	$8.00	$0.12	$1.41		$—	$1.53	$(0.13)	$—	$(0.13)	$9.40	19.24%	$255	1.52%	6.85%	1.33%	39.69%
2010	7.67	0.11	0.34		—	0.45	(0.12)	—	(0.12)	8.00	5.89%	363	1.52%	5.59%	1.30%	92.20%
2009	11.12	0.12	(3.46	)#		(3.34)	(0.11)		(0.11)	7.67	(29.95)%#	617	1.52%	3.43%	1.62%	151.84%
2008	13.51	0.17	(2.45)		—	(2.28)	(0.03)	(0.08)	(0.11)	11.12	(17.04)%	1,875	1.60%	2.76%	1.34%	180.69%
2007	10.95	0.14	2.87		—	3.01	(0.10)	(0.35)	(0.45)	13.51	28.02%	2,170	1.70%	4.33%	1.05%	94.78%
Class Z
2011	$8.03	$0.15	$1.41		$—	$1.56	$(0.15)	$—	$(0.15)	$9.44	19.57%	$541	1.27%	4.65%	1.64%	39.69%
2010	7.70	0.13	0.34		—	0.47	(0.14)	—	(0.14)	8.03	6.07%	528	1.27%	4.77%	1.64%	92.20%
2009	11.20	0.14	(3.49	)#	—	(3.35)	(0.15)	—	(0.15)	7.70	(29.70)%#	513	1.27%	3.85%	1.94%	151.84%
2008	13.57	0.22	(2.49)		—	(2.27)	(0.02)	(0.08)	(0.10)	11.20	(16.88)%	1,269	1.34%	3.44%	1.74%	180.69%
2007	10.97	0.19	2.85		—	3.04	(0.09)	(0.35)	(0.44)	13.57	28.23%	1,002	1.45%	13.96%	1.37%	94.78%
Institutional Class
2011	$8.06	$0.18	$1.40		$—	$1.58	$(0.18)	$—	$(0.18)	$9.46	19.75%	$35,274	1.02%	1.45%	2.02%	39.69%
2010	7.73	0.15	0.35		—	0.50	(0.17)	—	(0.17)	8.06	6.43%	48,246	1.02%	1.52%	1.80%	92.20%
2009	11.27	0.16	(3.52	)#	—	(3.36)	(0.18)	—	(0.18)	7.73	(29.58)%#	72,759	1.02%	1.55%	2.15%	151.84%
2008	13.61	0.25	(2.49)		—	(2.24)	(0.02)	(0.08)	(0.10)	11.27	(16.61)%	113,297	1.06%	1.32%	1.96%	180.69%
2007	10.98	0.17	2.92		—	3.09	(0.11)	(0.35)	(0.46)	13.61	28.65%	9,834	1.20%	1.75%	1.33%	94.78%

Prospectus 2 - Table of Contents

*	Per share amounts for the year are calculated based on average outstanding shares.
#	Impact of payment to affiliate was less than $0.01 per share and 0.01%, respectively.
†
Total return would have been lower had certain expenses not been waived by the Adviser during the year. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns shown exclude any applicable sales charges.

(1)
For the Old Mutual Analytic Fund, the ratio of expenses to average net assets includes dividend expense on securities sold short. Following is the impact of these expenses as a ratio to average net assets:

		Class A	Class C	Class Z	Institutional Class
	2011	0.16%	0.16%	0.17%	0.17%
	2010	0.13%	0.13%	0.12%	0.05%
	2009	0.36%	0.36%	0.35%	0.36%
	2008	0.39%	0.39%	0.39%	0.42%
	2007	0.28%	0.28%	0.28%	0.27%

Amounts designated as “—” are either $0 or have been rounded to $0.

Prospectus 2 - Table of Contents

For More Information

For investors who want more information about the Funds, the following documents are available, without charge, upon request:

Statement of Additional Information (SAI)

The SAI provides more information about the Funds and is incorporated into this Prospectus by reference.

Annual and Semi-Annual Reports

Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders, which includes a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period.

To obtain a copy of the SAI, annual and semi-annual reports, or for other information and shareholder inquiries, contact Old Mutual Funds I:

By Telephone:
888-772-2888

By Mail:
Old Mutual Funds I
P.O. Box 219534
Kansas City, Missouri  64121-9534

Via the Internet:
oldmutualfunds.com

Reports and other information about Old Mutual Funds I (including the SAI) can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-551-8090. Reports and other information about Old Mutual Funds I are also available on the EDGAR database on the SEC’s Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC’s Public Reference Section, Washington, D.C. 20549-1520, or by electronic request at publicinfo@sec.gov.

Investment Adviser

Old Mutual Capital, Inc.

Distributor

Old Mutual Investment Partners

SEC FILE NUMBER 811-21587

Funds distributed by Old Mutual Investment Partners, member FINRA
R-11-073 11/2011

STATEMENT OF ADDITIONAL INFORMATION

Dated November 23, 2011

TRUST:
Old Mutual Funds I

OLD MUTUAL ASSET ALLOCATION PORTFOLIOS:

Old Mutual Asset Allocation Conservative Portfolio
(Class A:  OMCAX) (Class C:  OMCCX) (Class Z:  OMCZX) (Institutional Class:  OMCIX)

Old Mutual Asset Allocation Balanced Portfolio
(Class A:  OMABX) (Class C:  OMBCX) (Class Z:  OMBZX) (Institutional Class:  OMBLX)

Old Mutual Asset Allocation Moderate Growth Portfolio
(Class A:  OMMAX) (Class C:  OMMCX) (Class Z:  OMMZX) (Institutional Class:  OMMIX)

Old Mutual Asset Allocation Growth Portfolio
(Class A:  OMGAX) (Class C:  OMCGX) (Class Z:  OMGZX) (Institutional Class:  OMGIX)

INVESTMENT ADVISER:
Old Mutual Capital, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus.  It is intended to provide additional information regarding the activities and operations of Old Mutual Funds I and the Institutional Class, Class A, Class C, and Class Z shares of the funds named above (each, an “Asset Allocation Portfolio” and collectively, the “Asset Allocation Portfolios”).  It should be read in conjunction with the current Prospectus for the Asset Allocation Portfolios.  The Prospectus, dated November 23, 2011 , may be obtained without charge by calling 888-772-2888.

The Asset Allocation Portfolios’ audited financial statements for the fiscal year ended July 31, 2011 are incorporated in this SAI by reference to the Asset Allocation Portfolios’ annual report to shareholders.  You may obtain a copy of the Asset Allocation Portfolios’ latest annual report at no charge by calling the phone number noted above.

THE TRUST AND THE ASSET ALLOCATION PORTFOLIOS

INVESTMENT RESTRICTIONS

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER

PORTFOLIO HOLDINGS DISCLOSURE POLICY

TRUSTEES AND OFFICERS OF THE TRUST

THE ADVISER

THE SUB-ADVISER

THE DISTRIBUTOR

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

OTHER SERVICE PROVIDERS

FUND TRANSACTIONS

DESCRIPTION OF SHARES

VOTING RIGHTS

PURCHASES AND REDEMPTIONS OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

EXHIBIT A – CREDIT RATINGS

EXHIBIT B – PROXY VOTING POLICIES

SAI 1 - Table of Contents

THE TRUST AND THE ASSET ALLOCATION PORTFOLIOS

Old Mutual Funds I (the “Trust”) was created as a Delaware statutory trust on May 27, 2004 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to November 19, 2007 the Trust was named “Old Mutual Advisor Funds.”  The Asset Allocation Portfolios are series funds of the Trust.

Shareholders may purchase shares of the Asset Allocation Portfolios through four separate share classes: Institutional Class, Class A, Class C, and Class Z.  Each class has the same voting rights and privileges as the other share classes of the Asset Allocation Portfolios, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees; (iv) each class may be subject to different exchange privileges; and (v) each class has exclusive voting rights with respect to matters affecting only that class.  Except for these differences, each share class of the Asset Allocation Portfolios represents an equal proportionate interest in the Asset Allocation Portfolios.  See the section in this SAI entitled “Description of Shares” for more information.  No investment in shares of the Asset Allocation Portfolios should be made without first reading the Asset Allocation Portfolios’ Prospectus.  Capitalized terms not defined in this SAI are defined in the Asset Allocation Portfolios’ Prospectus.

Each Asset Allocation Portfolio seeks to achieve its investment objective by investing in other funds (“underlying funds”) and uses asset allocation strategies to allocate its assets among the underlying funds.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Asset Allocation Portfolio has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of an Asset Allocation Portfolio. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of an Asset Allocation Portfolio present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of an Asset Allocation Portfolio.

Several of these fundamental investment restrictions include the defined term “1940 Act Laws, Interpretations, and Exemptions.”  This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Asset Allocation Portfolios.

1.           Each Asset Allocation Portfolio is a “diversified company” as defined in the 1940 Act.  This means that an Asset Allocation Portfolio will not purchase the securities of any issuer if, as a result, it would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent the Asset Allocation Portfolios from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 2 for further information.

2.           No Asset Allocation Portfolio may borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 3 for further information.

3.           No Asset Allocation Portfolio may underwrite the securities of other issuers.  This restriction does not prevent an Asset Allocation Portfolio from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Asset Allocation Portfolio may be considered to be an underwriter under the Securities Act of 1933, as amended.

SAI 1 - Table of Contents

4.           No Asset Allocation Portfolio will make an investment that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) of its investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit an Asset Allocation Portfolio’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. In complying with this restriction, an Asset Allocation Portfolio will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to non-fundamental investment restriction number 4 for further information.

5.           No Asset Allocation Portfolio may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent an Asset Allocation Portfolio from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

6.           No Asset Allocation Portfolio may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent an Asset Allocation Portfolio from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

7.           No Asset Allocation Portfolio may make personal loans or loans of its assets to persons who control or are under common control with such Asset Allocation Portfolio, except to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent an Asset Allocation Portfolio from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please refer to non-fundamental investment restriction number 5 for further information.

8.           Each Asset Allocation Portfolio may, notwithstanding any other fundamental investment policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as such Asset Allocation Portfolio.

Please refer to non-fundamental investment restriction number 6 for further information.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Asset Allocation Portfolio has also adopted certain non-fundamental investment restrictions.  A non-fundamental investment restriction may be amended by the Board of Trustees of the Trust (the “Board”) without a vote of shareholders.

1.           No Asset Allocation Portfolio may invest more than 15% of its net assets in illiquid securities.  This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.           In complying with the fundamental investment restriction regarding issuer diversification, no Asset Allocation Portfolio, with respect to 75% of its total assets, may purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of such Asset Allocation Portfolio’s total assets would be invested in the securities of that issuer; or (ii) such Asset Allocation Portfolio would hold more than 10% of the outstanding voting securities of that issuer.

3.           In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, each Asset Allocation Portfolio may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).  An Asset Allocation Portfolio may borrow from banks, broker-dealers, or current and future funds advised by the Asset Allocation Portfolio’s investment adviser, Old Mutual Capital, Inc. (the “Adviser”) or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) on such terms and conditions as the SEC may require in an exemptive order on which the Asset Allocation Portfolios may rely.  An Asset Allocation Portfolio may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.  An Asset Allocation Portfolio may not purchase additional securities when borrowings exceed 5% of such Asset Allocation Portfolio’s total assets.

SAI 1 - Table of Contents

4.           In complying with the fundamental investment restriction regarding industry concentration, each Asset Allocation Portfolio may invest up to (but not including) 25% of its total assets in the securities of issuers whose principal business activities are in the same industry.  For purposes of this limitation, supranational organizations, such as the World Bank, the European Union, and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric, and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance, and diversified finance).

5.           In complying with the fundamental restriction with regard to making loans, each Asset Allocation Portfolio may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which an Asset Allocation Portfolio may rely.

6.           Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, no Asset Allocation Portfolio may invest all of its assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as such Asset Allocation Portfolio.  An Asset Allocation Portfolio may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-2 under the 1940 Act; and (iii) lend money to other Affiliated Funds subject to the terms and conditions of any exemptive orders issued by the SEC on which such Asset Allocation Portfolio may rely.

An Asset Allocation Portfolio will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, an Asset Allocation Portfolio will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

The Prospectus discusses the principal investment strategies and risks of the Asset Allocation Portfolios and the underlying funds.  This section of the SAI supplements those discussions.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as rights, warrants, and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies, or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Common Stocks.  Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities.  Convertible securities include convertible debt obligations and convertible preferred stock.  A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time.  Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

SAI 1 - Table of Contents

A convertible security has an “ investment value ,” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature.  Investment value changes are based upon prevailing interest rates and other factors.  It also has a “ conversion value ,” which is the market value the convertible security would have if it were exchanged for the underlying equity security.  Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.  Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security.  However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value.  If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value.  In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature.  However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The underlying funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody’s Investor Services, Inc. (“Moodys”) or Standard & Poor’s (“S&P”) (Ba or less by Moody’s and BB or less by S&P), but none rated lower than B.  The underlying funds also may invest in unrated convertible securities and preferred stocks if it is believed that they are equivalent in quality to the rated securities that an underlying fund may buy. (Exhibit A to this SAI provides a description of such security ratings.)

The underlying funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”).  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, and money market instruments.  The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price or options on a stock index.   The underlying funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.  Convertible structured notes are fixed-income debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.  Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.  Synthetic convertible securities are considered convertible securities for purposes of an underlying fund’s investment policies.

A fund’s investments in convertible securities or other securities may generate taxable income, which may be treated differently for income tax and book income purposes.   These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

Initial Public Offerings (“IPOs”). An underlying fund may invest a portion of its assets in securities of companies offering shares in IPOs.  IPOs may have a magnified performance impact on a fund with a small asset base. The impact of IPOs on a fund’s performance likely will decrease as a fund’s asset size increases, which could reduce a fund’s total returns.  IPOs may not be consistently available to a fund for investing, particularly as a fund’s asset base grows.  Because IPO shares frequently are volatile in price, a fund may hold IPO shares for a very short period of time.  This may increase the turnover of a fund’s portfolio and may lead to increased expenses for a fund, such as commissions and transaction costs.  By selling IPO shares, a fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

A fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

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Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Over-The-Counter (“OTC”) Market. In contrast to the securities exchanges, the OTC market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which a fund invests may not be as great as that of other securities and, if a fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stocks. Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company.  However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are not always entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

Rights and Warrants.  Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.  A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Rights and warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities.  Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.

Small and Medium Capitalization Stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time.  Therefore, an investment in an underlying fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  Investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines, and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

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Technology Companies.  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues.  Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries.  For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

General Risks of Investing in Stocks.  While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred shareholders, followed by common shareholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Shareholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	factors affecting an entire industry, such as increases in production costs; and

•	changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Bankers’ Acceptance.  A banker’s acceptance is a time draft drawn by a borrower on a commercial bank, usually relating to an international commercial transaction.  It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Bank Obligations.  The underlying funds will only invest in a security issued by a commercial bank if the bank:

•	has total assets of at least $1 billion, or the equivalent in other currencies; and

•	is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•
is a foreign branch of a U.S. bank and the underlying fund’s investment adviser or sub-adviser(s) (hereafter, collectively, the “underlying fund’s investment adviser”)  believes the security is of an investment quality comparable with other debt securities that the fund may purchase.

Certificate of Deposit.  A certificate of deposit is a short-term obligation of a bank. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  However, certificates of deposit generally carry penalties for early withdrawal and may, under certain circumstances, be considered illiquid.

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Commercial Paper and Other Cash Equivalents.  Commercial paper is the term for short-term promissory notes issued by corporations to meet current working capital needs.  Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution.  The letter of credit enhances the paper’s creditworthiness.  The issuer is directly responsible for payment but the bank “guarantees ” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer.  The creditworthiness of the institution issuing the letter of credit will be considered, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.  Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion.  In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Demand Instruments.  Certain instruments may involve a conditional or unconditional demand feature, which permits the holder to demand payment of the principal amount of the instrument.  Demand instruments may include variable amount master demand notes.

Municipal Lease Obligations.  An underlying fund may invest in municipal lease obligations.  Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Pay-In-Kind Securities.  An underlying fund may invest in securities which pay interest either in cash or additional securities.  These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Senior Loans. Senior loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders.  Senior loans in which an underlying fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.  These base lending rates are generally Prime Rate, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The senior loans in a fund’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less.  Because of prepayment provisions, the actual remaining maturity of senior loans may vary substantially from the stated maturity of such loans.

Step Coupon Bonds (“Steps”).  An underlying fund may invest in debt securities, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods.  In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes.  An underlying fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.  Structured notes are treated as senior loans.

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Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.  With respect to an underlying fund, its investment adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Securities. U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities).  Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in the section entitled “Mortgage-Backed Securities” below.

The full faith and credit of the U.S. government supports treasury securities.  Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities.  Agency securities are typically supported in one of three ways:

•	by the right of the issuer to borrow from the U.S. Treasury;

•	by the discretionary authority of the U.S. government to buy the obligations of the agency; or

•	by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities.  However, since U.S. government securities are of the highest quality, the credit risk is minimal.  The U.S. government does not guarantee the net asset value of the assets of a fund.

Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities.  Investment in these securities involve certain risks which are not typically associated with investing in domestic securities.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors, including the time remaining until maturity, prevailing interest rates, the security’s liquidity, and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  An underlying fund’s investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

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These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Factors Affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change. The value of some mortgage-related or asset-backed securities may be particularly sensitive to changes in prevailing interest rates, decreases in real estate values, and early repayment of principal on some mortgage-related securities that may expose a fund to a lower rate of return upon reinvestment of principal.  In periods of instability of the credit markets, the price of certain mortgage-related or asset-backed securities may be volatile.  The value of these securities may also fluctuate in response to the market’s perception of the creditworthiness of the issuers.  Additionally, although certain mortgages and mortgage-related securities are supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk.  This risk affects mainly mortgage-backed and asset-backed securities.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall.  Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.  A fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a fund.  If left unattended, drifts in the average maturity of a fund can have the unintended effect of increasing or reducing the effective duration of a fund, which may adversely affect the expected performance of a fund.

Call Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a fund to reinvest in lower yielding securities.  This is known as a call risk.  Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause a fund’s average maturity to lengthen unexpectedly due to a drop in mortgage or other loan prepayments.  This would increase the sensitivity of a fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed or asset-backed securities may be less effective than other types of debt securities as a means of “locking in” interest rates.

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Credit Rating.  Coupon interest is offered to holders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.”  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate holders for taking on increased risk, issuers with lower credit ratings usually offer a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in holder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.  If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  If a security is not rated or is rated under a different system, the underlying fund’s investment adviser may determine that it is of investment-grade.  The investment adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies.  A corporation may issue a junk bond because of a corporate restructuring or other similar event.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.  Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.  Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The underlying funds currently use ratings compiled by Moody’s, S&P, and Fitch.  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.  See Exhibit A – Credit Ratings in the SAI for further information.

An underlying fund’s investment adviser may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time an underlying fund buys the security.  A rating agency may change its credit ratings at any time.  The investment adviser monitors the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The underlying funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The underlying funds may invest in securities of any rating.

Credit Rating Agency Risk.  Credit ratings are determined by credit rating agencies such as Fitch Ratings, Ltd., Moody’s Investor Services, Inc. and Standard & Poor’s Rating Services.  Any shortcomings or inefficiencies in credit rating agencies’ processes for determining credit ratings may adversely affect the credit ratings of securities held by a fund and, as a result, may adversely affect those securities’ perceived or actual credit risk. Due to the significant increase in the number and complexity of residential mortgage-backed securities (“RMBO”) and collateralized debt obligations (“CDO”), the risks associated with credit rating agencies’ ability to accurately rate RMBOs and CDOs may be greater than the risks associated with their ability to accurately rate other securities’ credit risk.

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DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark.  Derivatives may be used to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, or to remain fully invested.  Derivatives may also be used as protection from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, a fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Caps, Collars, and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

Equity Linked Notes.  An underlying fund may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide a fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, a fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future.  Futures contracts are traded on exchanges that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “ FCM ”) or brokerage firm that is a member of the relevant contract market.

The Asset Allocation Portfolios and the underlying funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Asset Allocation Portfolios and the underlying funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when a futures contract is entered into.  Instead, a fund upon entering into a futures contract (and to maintain a fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.  In addition, in portfolios investing in fixed income securities, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

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If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a fund.  These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  A fund expects to earn interest income on its initial and variation margin deposits.

A fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by a fund will usually be liquidated in this manner, a fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to a fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

In instances involving the purchase of futures contracts by a fund, an amount of cash or other liquid assets, equal to the future commitments of the fund created by such futures contracts (less any related margin deposits), will be segregated at its custodian, thereby insuring that the use of such futures contract is unleveraged.  In instances involving the sale of futures or index futures contracts, the fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or the liquid securities equal to the future commitments of the fund created by the sale of such futures contracts.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect a fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

For information concerning the risks associated with utilizing futures contracts, please see “Risks of Transactions in Futures Contracts Options” below.

Inverse Floaters.  Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Options.  Options are contracts that give the purchasing party the right to buy or sell the security that is subject to the option at a stated price during the option period and obligates the selling party to buy or sell such security at the stated price during the option period.  The types of options transactions that an underlying fund may utilize are discussed below.

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Writing Call Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.

A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or a security convertible into such a security without additional consideration) throughout the option period. A fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.

In return for the premium income, a fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, a fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a fund owns securities not subject to a call option, a fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

•
A fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.” A fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the fund.  When an underlying security is sold from a fund’s securities portfolio, the fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  When a fund writes a put option, it will be required to “cover” it, for example, by segregating with its custodian cash, or other liquid securities having a value equal to or greater than the exercise price of the option. A fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such fund, offset by the option premium, is less than the current price).  The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which a fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. A fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  When a fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, a fund pays the current market price for the option (known as the “option premium”).  A fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  A fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

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Call options are similar to put options, except that a fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  A fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, a fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	allowing it to expire and losing its entire premium;

•	exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	closing it out in the secondary market at its current price.

Securities Index Options.  An underlying fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of  unfavorable price movements adversely affecting the value of a fund’s securities or securities it intends to purchase, or to gain exposure to specific securities markets represented by a particular index.  An underlying fund will only write “covered” options.  A call option on a securities index is considered covered, for example, if, so long as a fund is obligated as the writer of the call, it holds securities equal in value to the future commitment of the fund created by the sale of such options contracts.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”  A securities index fluctuates with changes in the market value of the securities so included.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts.  In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

An underlying fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  A fund may buy a put option on a futures contract for the same reasons it would sell a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract.  A fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, a fund would retain the option premium, which would offset, in part, any decline in the value of its securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a fund.

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An underlying fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with a fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions.  A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•
are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

•	do not require an initial margin deposit; and
•	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  A fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

An underlying fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

An underlying fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

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It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, a fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver.  Conversely, a fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Over-the-Counter Options.  An underlying fund may enter into contracts to write over-the-counter options with primary dealers.  The underlying funds have established standards of creditworthiness for these primary dealers, although the funds may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

A fund must treat its entire exposure under a contract as illiquid unless the contract provides that a fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price).  The formula will similarly take into account whether the option is “out-of-the-money.”  If a contract gives a fund an absolute right to repurchase the written option at a pre-established formula price, a fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund.  If a swap agreement calls for payments by a fund, a fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in a loss.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties, insolvency, or by mutual agreement, among others, and can be transferred by a party only with the prior written consent of the other party.  A fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, a fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a fund’s gains or losses.  In order to reduce the risk associated with leveraging, a fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a fund will be committed to pay.

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Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a fund may have to pay more money than it receives.  Similarly, if a fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A fund may enter into a currency swap when it has one currency and desires a different currency.  Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps.  A credit default swap is an agreement between a fund and a counterparty that enables the fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “ protection buyer ,” makes periodic payments to the other party, a “ protection seller ,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.

Acting as a protection seller allows the fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the fund potentially to reduce its credit exposure to a bond it owns or to take a “ short ” position in a bond it does not own. As the protection buyer in a credit default swap, a fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the fund.  As the protection buyer, the fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the fund in the event of a default or similar event.  In addition, when the fund is a protection buyer, the fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation.  In return for its obligation, the fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the fund would keep the stream of payments and would have no payment obligations.

As the protection seller in a credit default swap, the fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a fund to greater risks.

Correlation of Prices. A fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities a fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The underlying fund’s investment adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits, or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a fund may close out a futures contract only on the exchange the contract was initially traded.  Although a fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, a fund may not be able to close out its position.  In an illiquid market, a fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and

•	not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. If the underlying fund’s investment adviser incorrectly predicts stock market and interest rate trends, a fund may lose money by investing in derivatives.  For example, if a fund were to write a call option based on the investment adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, a fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a fund were to write a put option based on the investment adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, a fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

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FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These risks and considerations include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability (any of which could affect U.S. investment in foreign countries) and potential restrictions on the flow of international capital and currencies.  Foreign issuers may also be subject to less government regulation than U.S. companies.  Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a fund’s shareholders.  Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.  Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities.  GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs, GDRs, and CDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.  There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign Currency Transactions.  An underlying fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.  Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

An underlying fund may use currency forward contracts (often three month contracts) to manage currency risks and to facilitate transactions in foreign securities.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund.

In connection with purchases and sales of securities denominated in foreign currencies, an underlying fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The underlying fund’s investment adviser may enter into settlement hedges in the normal course of managing a fund’s foreign investments.  A fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the underlying fund’s investment adviser.

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An underlying fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling – for example, by entering into a forward contract to sell euros in return for U.S. dollars.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Successful use of forward currency contracts will depend on the skill of the underlying fund’s investment adviser in analyzing and predicting currency values.  Forward contracts may substantially change a fund’s investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as the underlying fund’s investment adviser anticipates.  For example, if a currency’s value rose at a time when the investment adviser had hedged a fund by selling that currency in exchange for dollars, a fund would be unable to participate in the currency’s appreciation.  If the investment adviser hedges a fund’s currency exposure through proxy hedges, a fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the investment adviser increases a fund’s exposure to a foreign currency and that currency’s value declines, a fund will realize a loss.  There is no assurance that the use of forward currency contracts by an underlying fund’s investment adviser will be advantageous to a fund or that it will hedge at an appropriate time.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act.  Shareholders of a fund that invest in such investment funds will bear not only their proportionate share of the expenses of a fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments.  Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•
the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

•
foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

•
the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•
the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
a foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on U.S. investment.  A country may restrict or control foreign investments in its securities markets.  These restrictions could limit a fund’s ability to invest in a particular country or make it very expensive for a fund to invest in that country.  Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest.  Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

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Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States.  For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies.  Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.  The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk. In most cases an exchange or over-the-counter (OTC) market located outside of the United States will be the best available market for foreign securities.  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement, and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•
restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

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Foreign Currency Risk. While an underlying fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:

•	it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•
government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

•
there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•
available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for a fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income a fund receives from its investments.  Such foreign withholding taxes are not expected to have a significant impact on a fund’s performance.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may:

•	have relatively unstable governments;

•	present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

•	offer less protection of property rights than more developed countries; and

•
have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

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INVESTMENT COMPANY SHARES

The Asset Allocation Portfolios and the underlying funds may invest in shares of other investment companies (including Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as iShares).  Since such other investment companies pay management fees and other expenses, shareholders of the acquiring fund would pay both its fund expenses and, indirectly, the expenses of the funds it has acquired with respect to its assets invested therein.

Applicable regulations prohibit a fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition: (i) a fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of a fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of a fund are invested in securities (other than treasury stock) issued by all investment companies.

Notwithstanding the foregoing, the Asset Allocation Portfolios may invest any amount, pursuant to Rule 12d1-2 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7, as amended, under the 1940 Act.   An Asset Allocation Portfolio’s purchase of securities of other investment companies may result in the indirect payment of additional management and distribution fees.  The indirect fees incurred by an Asset Allocation Portfolio with respect to investment of its cash reserves in an affiliated or unaffiliated money market fund are included in the Acquired Fund Fees and Expenses in the Asset Allocation Portfolio’s annual Fees and Expenses tables if the Acquired Fund Fees and Expenses are at least 0.01% of the Asset Allocation Portfolio’s average net assets.

ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the underlying fund’s board of trustees, the underlying fund’s investment adviser determines the liquidity of a fund’s investments and, through reports from the investment adviser, the board monitors investments in illiquid instruments.  In determining the liquidity of an underlying fund’s investments, the underlying fund’s investment adviser may consider various factors including:  (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a fund’s rights and obligations relating to the investment).  Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage backed securities.  Also, the underlying fund’s investment adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments and swap agreements to be illiquid.  However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a fund may have to close out the option before expiration.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the board of trustees of the underlying fund.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering.  Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  Also, restricted securities may be difficult to value because market quotations may not be readily available.  Restricted securities do not include Rule 144A securities that are determined by the underlying fund’s investment adviser to be liquid.

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REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., an underlying fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by an underlying fund for purposes of its investment limitations.  The repurchase agreements entered into by an underlying fund will provide that the underlying security at all times will have a value at least equal to 102% of the resale price stated in the agreement.  With respect to all repurchase agreements entered into by a fund, a fund’s custodian or its agents must take possession of the underlying collateral.  However, if the seller defaults, a fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities include interests in pools of lower-rated debt securities, consumer loans or mortgages or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk.

Asset-Backed Securities.  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables.  Like mortgage-backed securities, these securities are pass-through.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.  Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”).  In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”).  Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

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An underlying fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.  While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date.  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly.  Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans.  In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans.  Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

U.S. Government Agency Obligations.  Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities.  Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury.  The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).  U.S. government agency securities represent a higher risk of default than U.S. government securities.

Federal National Mortgage Association (“Fannie Mae”) is a government-sponsored corporation owned entirely by private stockholders.  Fannie Mae is regulated by the Secretary of Housing and Urban development.  Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“Freddie Mac”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks.  Congress created Freddie Mac in 1970 to increase the availability of mortgage credit for residential housing.  Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages.  Like Fannie Mae, Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“ FHFA ”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac modestly increased their mortgage-backed security portfolios through the end of 2009 and are expected to gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.

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Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities . The U.S. Treasury announced in December 2009 that it would continue that support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  However , the Federal Reserve’s purchases of mortgage-backed securities ended in 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012 , no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed earlier will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market.  Discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

Mortgage Dollar Rolls.  An underlying fund may invest in mortgage dollar rolls.  In a mortgage dollar roll, a fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.  A fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount.  As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a fund of obtaining a beneficial investment.  In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.  Furthermore, the transaction costs may exceed the return earned by a fund from the transaction.

Receipts.  Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.  The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts.  The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.  Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class).  The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.  The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Taxable Mortgage Pools (Excess Inclusion Income).  An underlying fund may invest in U.S . REITs which may hold residual interests in certain mortgage pooling vehicles formed as REMICs and/or may enter into transactions that result in a portion of the REIT’s assets qualifying as a “taxable mortgage pool” for U.S. Federal income tax purposes.   Also, an underlying fund may make direct investments in REMIC residual interests.   The portion of an underlying fund’s income received from REMIC residual interests, either directly or through an investment in a REIT that holds such interests or qualifies as a taxable mortgage pool (such income is referred to in the Code as “excess inclusion income”) generally is required to be allocated by the underlying fund to shareholders in proportion to the dividends paid to such shareholders with the same consequences as if the shareholders received the excess inclusion income directly.   Special tax considerations apply to receipt of excess inclusions income.  For more information see “Tax Treatment of Portfolio Transactions - Investment in Taxable Mortgage Pools (Excess Inclusion Income).”

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Variable and Floating Rate Instruments.  Certain of the obligations purchased by an underlying fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Risks of Mortgage-Backed Securities.  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways.  For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable.  In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected.  If the prepayment rates increase, a fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date.  For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a fund before settlement.  These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a fund’s assets.  An underlying fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.

SECURITIES LENDING

An underlying fund may lend a portion of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market funds.  If a fund lends its securities, it will follow the following guidelines:

•	the borrower must provide collateral at least equal to the market value of the securities loaned;

•	the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government;

•	the borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•	a fund must be able to terminate the loan at any time;

•	a fund must receive reasonable interest on the loan (which may include a fund investing any cash collateral in interest bearing short-term investments); and

•	a fund must determine that the borrower is an acceptable credit risk.

These risks are similar to the ones involved with repurchase agreements.  When a fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, a fund could:

•	lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•	experience delays in recovering its securities.

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SHORT SALES

Description of Short Sales.  A security is sold short when a fund sells a security it does not own.  To sell a security short, a fund must borrow the security from someone else to deliver it to the buyer.  A fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A fund typically sells securities short to:

•	take advantage of an anticipated decline in prices; or

•	protect a profit in a security it already owns.

A fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a fund replaces the borrowed security.  Likewise, a fund can profit if the price of the security declines between those dates.

To borrow the security, a fund also may be required to pay a premium, which would increase the cost of the security sold.  A fund will incur transaction costs in effecting short sales.  A fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box.  In addition, an underlying fund may engage in short sales “against the box.”  In a short sale against the box, a fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.  A fund will incur transaction costs to open, maintain, and close short sales against the box.

REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

To the extent that an underlying fund invests in REITs, it could conceivably own real estate directly as a result of a default on the securities it owns.  A fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from registration under the 1940 Act.  Changes in interest rates may also affect the value of debt securities held by a fund.  By investing in REITs indirectly through a fund, a shareholder will bear not only his or her proportionate share of the expenses of a fund, but also, indirectly, similar expenses of the REITs.

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INTER-FUND LOANS

An Asset Allocation Portfolio may lend uninvested cash up to 15% of its net assets to current and future funds advised by the Adviser or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) and an Asset Allocation Portfolio may borrow from other Affiliated Funds to the extent permitted under an Asset Allocation Portfolio’s investment restrictions.  If an Asset Allocation Portfolio has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of an Asset Allocation Portfolio’s total assets, an Asset Allocation Portfolio will secure all of its loans from other Affiliated Funds.  The ability of an Asset Allocation Portfolio to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued to affiliates of the Trust and the Adviser.

SENIOR SECURITIES

The term “senior security”, as defined in Section 18(g) of the 1940 Act, means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” will not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor will such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.  A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it will be presumed not to be for temporary purposes.  Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, the Asset Allocation Portfolios and the underlying funds expect to be invested in their primary investments.  However, for temporary defensive purposes, when market, economic, political or other conditions warrant, an Asset Allocation Portfolio or an underlying fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and an Asset Allocation Portfolio’s investment restrictions, shares of other investment companies investing solely in money market securities).  To the extent an Asset Allocation Portfolio or an underlying fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize an Asset Allocation Portfolio to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with an Asset Allocation Portfolio’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to an Asset Allocation Portfolio.

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PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth.  A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses.  High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by an Asset Allocation Portfolio or an underlying fund.  Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.  To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rates for the Asset Allocation Portfolios are as follows:

	July 31, 2010	July 31, 2011
Conservative	32.70%	12.81%
Balanced	32.67%	5.65%
Moderate Growth	37.54%	8.53%
Growth	41.29%	7.78%

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital, Inc. have adopted a Portfolio Holdings Communication Policy (the “Holdings Policy”) to safeguard Asset Allocation Portfolio holdings information. Under the Holdings Policy, Asset Allocation Portfolio holdings information related to an Asset Allocation Portfolio, including the top holdings, will be made available to the general public, at oldmutualfunds.com, fifteen calendar days after the end of each calendar quarter.  An Asset Allocation Portfolio’s portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q.  These reports are available, free of charge, on the SEC’s website, at www.sec.gov.  Service providers that have contracted to provide services to the Trust (including the custodian, administrator, sub-administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust, the Trust’s auditors, and certain others) and which require portfolio holdings information in order to perform those services may receive fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust.  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser or the Trust, provided that the service is related to the investment advisory services that the Adviser provides to the Trust.

Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either the Adviser’s chief compliance officer or general counsel;

•	the request must relate to an appropriate business purpose; and

•
the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Adviser and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy.  In addition, the Adviser regularly presents to the Board a list of recipients, if any, of non-standard disclosure of portfolio holdings information.  In no event shall the Trust, Adviser, Sub-Adviser, or any other entity receive any compensation in connection with the disclosure of an Asset Allocation Portfolio’s portfolio holdings.

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Listed below are the entities that currently receive non-standard disclosure of fund holdings information.  Neither the Trust, the Adviser, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Ibbotson Associates Advisors, LLC	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Gordon, Haskett & Co.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Bloomberg	Top 10 fund holdings are disclosed 25 days after the end of each calendar month.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

The Bank of New York Mellon	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

RiskMetrics Group / ISS	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Standard & Poors	Full holdings are disclosed on a weekly basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

iMoneyNet	Forms N-MFP are disclosed prior to being made available to public on SEC website.	Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement.
Investment Company Institute	Forms N-MFP are disclosed prior to being made available to public on SEC website.	Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement.

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TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT OF THE TRUST

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware.  The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust.  The Board is responsible for approving each Asset Allocation Portfolio’s investment goals, policies, and investment strategies, as well as any amendments thereto recommended by the Adviser.  The Board also oversees the operation of the Trust by its officers and various service providers as they affect an Asset Allocation Portfolio, but they do not actively participate in the day-to-day operation of or decision making process related to an Asset Allocation Portfolio.

The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not reelected.  The Trustees and executive officers of the Trust and their principal occupations for the last five years, or that are relevant to their duties as Trustees, are set forth below.  Each may have held other positions with the named companies during that period.  The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
L. Kent Moore Age: 56	Chairman of the Board and Trustee	Since 2004	Managing Member, Eagle River Ventures, LLC (investments) since 2003. Chairman, Foothills Energy Ventures, LLC, since 2006. Partner, WillSource Enterprise, LLC (oil and gas exploration and production), 2005 to 2006. Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 to 2005. Portfolio Manager and Vice President of Janus Capital Corp., 2000 to 2002. Senior Analyst and Portfolio Manager, Marsico Capital Management, 1997 to 1999.	20
Chairman of the Board and Trustee of Old Mutual Funds II since 2010. Trustee of TS&W/Claymore Tax-Advantaged Balanced Fund and Guggenheim Enhanced Equity Income Fund (formerly Old Mutual/ Claymore Long Short Fund) since 2004. Trustee of Old Mutual Funds III, 2008-2009.

John R. Bartholdson Age: 67	Trustee	Since 2004	Retired. Formerly Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 to 2007.	20
Director of ING Clarion Real Estate Income Fund from 2004 to 2009 and ING Clarion Global Real Estate Income Fund since 2004. Trustee of Old Mutual Funds II since 1995. Trustee of Old Mutual Insurance Series Fund, 1997-2009, and Trustee of Old Mutual Funds III, 2008-2009.

Robert M. Hamje Age: 69	Trustee	Since 2004	Retired. Formerly President and Chief Investment Officer, TRW Investment Management Company (investment management), 1984 – 2003.	20
Trustee of Old Mutual Funds II since 2010. Trustee of TS&W/Claymore Tax-Advantaged Balanced Fund and Guggenheim Enhanced Equity Income Fund (formerly Old Mutual/ Claymore Long Short Fund) since 2004. Chairman of the Board and Trustee of Old Mutual Funds III, 2008-2009.

Jarrett B. Kling Age: 68	Trustee	Since 2004	Managing Director, ING Clarion Real Estate Securities, L.P. (investment management), 1998 – present.	20
Trustee of Old Mutual Funds II since 2010.  Trustee, Hirtle Callaghan Trust since 1995; ING Clarion Real Estate Income Fund from 2004 to 2009; ING Clarion Global Real Estate Income Fund since 2004; and ING Clarion since 1998.  Trustee of Old Mutual Funds III, 2008-2009.

*	Trustee of the Trust until such time as his or her successor is duly elected and appointed.

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Interested Trustee and Advisory Trustee

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julian F. Sluyters ** Age: 51	Interested Trustee, President, and Principal Executive Officer	Since 2006	Chief Executive Officer (2008 – present), President (2006 – present), and Chief Operating Officer (2006 –2008), Old Mutual Capital, Inc. President and Chief Executive Officer, Scudder family of funds, 2004 – 2005.	7	Director of Old Mutual Capital, Inc., Old Mutual Investment Partners, and Old Mutual Fund Services, since 2006; and Trustee of Old Mutual Funds III, 2008 - 2009.
Walter W. Driver, Jr.*** Age: 66	Advisory Trustee	Since 2006	Chairman – Southeast, Goldman Sachs & Co., 2006 – present. Chairman, King & Spalding LLP (law firm), 1970 – 2006.	20	Total Systems Services, Inc., Equifax, Inc., Advisory Trustee of Old Mutual Funds II, since 2010, Trustee of Old Mutual Funds I, 2005 – 2006, and Advisory Trustee of Old Mutual Funds III, 2008 – 2009.

*         Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**         Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

***         Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights. Mr. Driver is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal.

BOARD STRUCTURE

There are currently five voting members of the Board, four of whom, including the Chairman, are not “interested persons” of the Trust, as that term is defined in the 1940 Act. The Advisory Trustee attends Board meetings at the invitation of the Board, but does not vote on any matter considered by the Board and does not serve on any committee .  The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Adviser, officers and attorneys for the Trust, and other Trustees generally between meetings.

The Board holds at least four regular in-person meetings each year.  The Board schedules additional meetings, either in-person or via telephone conference call, as needed.   The Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, (the “Independent Trustees”) also meet outside of the presence of management during Board meetings and may meet outside of the presence of management at times when a meeting of the Board is not scheduled.  The Independent Trustees are advised by “independent legal counsel” as that term is defined in the 1940 Act.  The Board has designated two standing committees, as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters for which it is responsible, and it allocates areas of responsibility among committees and the full Board in a manner that it believes enhances effective oversight.  The Board considers leadership by an Independent Trustee as Chairman to promote effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Trust’s shareholders. However, the Board also believes that having an interested person serve on the Board provides the Board the Adviser’s perspective in managing and sponsoring the Asset Allocation Portfolios which is, in the Board’s view, a critical element in its decision-making process.

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BOARD COMMITTEES

The Board has two standing committees, an Audit Committee and a Governance and Nominating Committee (“Nominating Committee”).  Currently, the members of the Audit Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.  The members of the Nominating Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.

Audit Committee

The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results.  As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.  During the Trust’s fiscal year ended July 31, 2011 , the Audit Committee held four meetings.

Governance and Nominating Committee

The Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(a)(6) under the 1940 Act, to provide the disinterested Trustees with legal advice, as needed. The Nominating Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names, has been a shareholder for at least one year, and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Nominating Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Nominating Committee.  During the Trust’s fiscal year ended July 31, 2011 , the Nominating Committee held four meetings.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds I, 4643 South Ulster Drive, Suite 700, Denver, Colorado 80237, Attention: Secretary of Old Mutual Funds I. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

TRUSTEE QUALIFICATIONS

The Nominating Committee charter (the “Committee Charter”) describes certain desired qualities that the Nominating Committee believes are necessary and desirable for potential Independent Trustee candidates to possess. The Board believes that each Trustee possessed at the time he or she was initially elected or appointed a Trustee, and continues to possess, the desired qualities described in the Committee Charter.

The Board believes that, collectively, the Trustees and Advisory Trustee have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  Among the attributes common to all Trustees and the Advisory Trustee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with one another, the Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees and Advisory Trustee.

The Board believes that individually, each Trustee and Advisory Trustee has considerable business and/or investment management experience through their primary occupations, serving on board(s) of investment companies or operating companies, or both.  Information about the specific business experience of each Trustee, which in each case contributed to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Trust, is provided in the table above.

References to the qualifications, attributes and skills of the Trustees and Advisory Trustee are pursuant to requirements of the SEC, do not constitute holding out of the Board, any Trustee or the Advisory Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Advisory Trustee by reason thereof.

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RISK OVERSIGHT

The Board oversees risks to the Asset Allocation Portfolios.  Among other things, the Board, either directly or through its committees , monitors investment risk, compliance risk, and enterprise risk.  The Board relies on the Trusts’ Chief Compliance Officer to provide an assessment of broad risks to the Asset Allocation Portfolios as necessary, but no less frequently than quarterly.  Any material risks are discussed as they arise, including between Board meetings when appropriate.  The Chief Compliance Officer’s assessments are provided in written reports provided to all Board members, as well as orally at Board meetings.  The Board periodically meets with investment management teams to review investment techniques and processes designed to manage investment risk (e.g., credit risk, liquidity risk, and market risk), and monitors investment risk through the receipt of reports relating to the Asset Allocation Portfolios’ performance. The Board has adopted and periodically reviews compliance policies and procedures that are designed to address certain risks applicable to the Asset Allocation Portfolios. The Board periodically receives reports prepared by the internal audit department of the Adviser’s parent company, which assess non-investment related risks related to the operations of the Adviser and the Distributor.  Although the Board believes that its risk oversight procedures are reasonable in relation to the number, size and complexity of the Asset Allocation Portfolios, there is no assurance that the Board’s risk oversight structure will prevent or mitigate all risks and certain risks, such as investment risk, are inherent to the business of investing.

FUND OWNERSHIP BY TRUSTEES

The Board has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year’s retainer fees in one or more of the Asset Allocation Portfolios within three years from being appointed a Trustee.  The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

The tables below provide the dollar range of shares owned by each Trustee in each Asset Allocation Portfolio, in all Asset Allocation Portfolios in the aggregate, and in all registered investment companies in the Old Mutual Complex in the aggregate, as of December 31, 2010 .  The Old Mutual Complex includes the Trust and Old Mutual Funds II.

Independent Trustees

	John R. Bartholdson	Robert M. Hamje	Jarrett B. Kling	L. Kent Moore
Conservative	None	None	None	None
Balanced	None	None	None	None
Moderate Growth	None	None	None	None
Growth	$10,001-$50,000	None	None	Over $100,000
Aggregate Ownership in Trust	$10,001-$50,000	None	None	Over $100,000
Aggregate Ownership in Old Mutual Complex	$50,001 -$ 100,000	None	None	Over $100,000

Interested Trustee and Advisory Trustee

	Julian F. Sluyters	Walter W. Driver, Jr.
Conservative	None	$10,001-$50,000
Balanced	None	None
Moderate Growth	None	None
Growth	None	None
Aggregate Ownership in Trust	None	$10,001-$50,000
Aggregate Ownership in Old Mutual Complex	$50,001-$100,000	$10,001-$50,000

None of the Trustees owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2010 .

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TRUSTEE COMPENSATION

Each Independent Trustee receives a yearly retainer.  The Trust currently pays each Independent Trustee and the Advisory Trustee a combined yearly retainer for service on the Trust and Old Mutual Funds II, of $75,000 plus travel and out-of-pocket expenses incurred by the Trustees and Advisory Trustee in attending regularly scheduled Board meetings.  The Chairman of the Boards of the Trust and Old Mutual Funds II receives a combined premium for both trusts of $37,500 and the Chairman of the Audit Committee receives a combined premium for both trusts of $10,000.   Each Independent Trustee and the Advisory Trustee receives $10,000 per special in-person meeting and $2,000 per special telephonic meeting.   Annual Board fees may be reviewed periodically and changed by the Board.  The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the Asset Allocation Portfolios’ fiscal year ended July 31, 2011 :

Name of Person, Position	Aggregate Compensation from Trust1	Pension or Retirement Benefits Accrued as Part of Trust Expenses2	Estimated Annual Benefits Upon Retirement2	Total Compensation from Trust and Trust Complex Paid to Trustees3
L. Kent Moore, Trustee	$ 20,838	N/A	N/A	$ 117,000 for services on two Boards
John R. Bartholdson, Trustee	$ 15,911	N/A	N/A	$ 89,500 for services on two Boards
Robert M. Hamje, Trustee	$ 14,120	N/A	N/A	$ 79,500 for services on two Boards
Jarrett Kling, Trustee	$ 14,120	N/A	N/A	$ 79,500 for services on two Boards
Julian F. Sluyters, Trustee4	N/A	N/A	N/A	N/A
Walter W. Driver, Jr., Advisory Trustee5	$ 14,120	N/A	N/A	$ 79,000 for services on two Boards

1	Other series funds of the Trust include Old Mutual Analytic Fund, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund.

2	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

3	Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

4	Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

5
Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.  For his services, Mr. Driver is compensated at the same rate as compensation for Independent Trustees of the Trust.

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OFFICERS

The officers of the Trust receive no direct compensation from the Trust or the Asset Allocation Portfolios for their services as officers.

Name and Age*	Position Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Julian F. Sluyters (Age: 51 )	President and Principal Executive Officer	Since 2006
Chief Executive Officer, June 2008 – present, President, October 2006 – present, and Chief Operating Officer, October 2006 – June 2008, Old Mutual Capital, Inc.   President, Chief Financial Officer and Treasurer, Old Mutual Fund Services, October 2006 – present.  President, November 2008 – present, Old Mutual Investment Partners. President and Chief Executive Officer, Scudder family of funds, 2004 - December 2005.

Robert T. Kelly (Age: 42 )	Treasurer and Principal Financial Officer	Since 2006
Vice President, June 2007 – present, Old Mutual Capital, Inc . and Vice President, October 2006 – present, Old Mutual Fund Services. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 – February 2006 .

Kathryn A. Burns (Age: 34 )	Vice President, Chief Compliance Officer and Assistant Treasurer	Chief Compliance Officer since March 2010; Assistant Treasurer since 2006
Chief Compliance Officer, March 2010 – present, Vice President, January 2010 – present, Regulatory Reporting Manager, August 2006 – present, and Assistant Vice President, January 2009 – January 2010, Old Mutual Fund Services.  Chief Compliance Officer, March 2010 – present and Vice President, January 2010 – present, Old Mutual Capital, Inc.  Manager, 2004 - July 2006, PricewaterhouseCoopers LLP.

Kathryn L. Santoro (Age: 37 )	Vice President and Secretary	Vice President since March 2010; Secretary since May 2011
Vice President and General Counsel, May 2011 – present, Vice President and Associate General Counsel, January 2009 – May 2011, Assistant Secretary, 2007 – May 2011 , and Associate Counsel, November 2005 – January 2009, Old Mutual Capital, Inc.  Associate Attorney, Hall & Evans, LLC, 2004 - 2005.

*	The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

**	Each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

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5% SHAREHOLDERS

As of October 31, 2011 , the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a class of an Asset Allocation Portfolio:

Asset Allocation Portfolio	Percentage Ownership

Old Mutual Asset Allocation Conservative Portfolio – Class A

MERRILL LYNCH	15.78%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	8.50%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Conservative Portfolio – Class C

MERRILL LYNCH	32.09%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	7. 63%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Conservative Portfolio – Class Z

CHARLES SCHWAB & CO INC	53.17%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	15.73%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

MERRILL LYNCH	11.71%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

MILLPENCIL (US) LP	5.64%
PARTNERSHIP
C/O OLD MUTUAL US HOLDINGS INC
ATTN FINANCE DEPARTMENT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Asset Allocation Conservative Portfolio – Institutional Class

NATIONAL FINANCIAL SERVICES CORP	98.05%
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

Old Mutual Asset Allocation Balanced Portfolio – Class A

PERSHING LLC	20.34%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH	18.41%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Balanced Portfolio – Class C

MERRILL LYNCH	36.83%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Balanced Portfolio – Class Z

MERRILL LYNCH	45.48%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

MILLPENCIL (US) LP	30.65%
PARTNERSHIP
C/O OLD MUTUAL US HOLDINGS INC
ATTN FINANCE DEPARTMENT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

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Old Mutual Asset Allocation Balanced Portfolio – Institutional Class

CHARLES SCHWAB & CO INC	99.98%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual Asset Allocation Moderate Growth Portfolio – Class A

PERSHING LLC	14.48%
P O BOX 2052
JERSEY CITY NJ 07303-2052

MERRILL LYNCH	12.92%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Moderate Growth Portfolio – Class C

MERRILL LYNCH	36.99%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Moderate Growth Portfolio – Class Z

MERRILL LYNCH	42.94%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

MILLPENCIL (US) LP	41.37%
PARTNERSHIP
C/O OLD MUTUAL US HOLDINGS INC
ATTN FINANCE DEPARTMENT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Asset Allocation Moderate Growth Portfolio – Institutional Class

CHARLES SCHWAB & CO INC	99.94%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

Old Mutual Asset Allocation Growth Portfolio – Class A

PERSHING LLC	12.17%
P O BOX 2052
JERSEY CITY NJ 07303- 2052

MERRILL LYNCH	8.27%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Asset Allocation Growth Portfolio – Class C

MERRILL LYNCH	27.96%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	6.19%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Asset Allocation Growth Portfolio – Class Z

MERRILL LYNCH	44.94%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

MILLPENCIL (US) LP	30.76%
PARTNERSHIP
C/O OLD MUTUAL US HOLDINGS INC
ATTN FINANCE DEPARTMENT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045
5.69%
EUGENE E SALTZBERG TR
FBO EUGENE E SALTZBERG MD SC
PROFIT SHARING PLAN

Old Mutual Asset Allocation Growth Portfolio – Institutional Class

CHARLES SCHWAB & CO INC	86.78%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

FIRST CLEARING LLC	13.19%
LEAH B KALTMAN CUST
JOSHUA B KALTMAN

As of October 31, 2011 , the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Asset Allocation Portfolio .

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THE ADVISER

Advisory Agreement

The Trust and the Adviser have entered into an investment advisory agreement with respect to the Asset Allocation Portfolios (the “Advisory Agreement”).  The Advisory Agreement provides certain limitations on the Adviser’s liability, but also provides that the Adviser will not be protected against any liability to the Trust or the Asset Allocation Portfolios or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is a wholly   owned subsidiary of OMUSH, which is a wholly   owned subsidiary of OM Group (UK) Limited, which is a wholly   owned subsidiary of Old Mutual plc, a London-listed international financial services firm (“Old Mutual”).  Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance.  Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.  The principal address of the Adviser is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s administrator (the “Administrator”), is a wholly owned subsidiary of the Adviser (see the section entitled “The Administrator and Sub-Administrator” in this SAI for more details on Old Mutual Fund Services).  Old Mutual Investment Partners, the Trust’s distributor (the “Distributor”), is also a wholly owned subsidiary of the Adviser (see the section entitled “The Distributor” in this SAI for more details on Old Mutual Investment Partners).

The Advisory Agreement obligates the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust’s investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board.  The Advisory Agreement also requires the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust.  The Advisory Agreement provides that the Adviser is not responsible for other expenses of operating the Trust.  From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the Trust’s outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose.  The Advisory Agreements may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days’ written notice to the Trust.  An Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

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For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Asset Allocation Portfolio’s average daily net assets as set forth in the table below.

Asset Allocation Portfolio	Fee	Asset Level

Conservative	0.200% 0.175% 0.150% 0.125%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

Balanced	0.200% 0.175% 0.150% 0.125%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

Moderate Growth	0.250% 0.225% 0.200% 0.175%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

Growth	0.250% 0.225% 0.200% 0.175%	Less than $1 billion $1 billion to less than $2 billion $2 billion to less than $3 billion $3 billion or greater

The investment advisory fee is calculated based on an Asset Allocation Portfolio’s net assets as a whole, and are then allocated among an Asset Allocation Portfolio’s respective classes based on their relative net assets.

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In addition, in the interest of limiting the expenses of the Asset Allocation Portfolios, the Adviser has signed expense limitation agreements with the Trust on behalf of the Asset Allocation Portfolios pursuant to which the Adviser has agreed to reduce the fees payable to it under the Advisory Agreement and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of an Asset Allocation Portfolio’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Conservative	0.36%	0.61%	1.36%	0.36%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022

Balanced	0.39%	0.64%	1.39%	0.39%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022

Moderate Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022

Growth	0.32%	0.57%	1.32%	0.32%	December 31, 2012
	1.75%	2.00%	2.75%	1.75%	December 31, 2022

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For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 the management fee for an Asset Allocation Portfolio, the amount waived by the Adviser, and the actual net fee paid by an Asset Allocation Portfolio were as follows:

	Fiscal year ended July 31, 2009			Fiscal year ended July 31, 2010			Fiscal year ended July 31, 2011
	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid

Conservative	$ 91,398	$ 111,284	($19,886)	$ 95,154	$ 148,253	($ 53,099 )	$ 83,268	$ 126,226	($ 42,958 )
Balanced	$ 238,786	$ 150,881	$ 87,905	$ 187,955	$ 259,982	($72,027)	$ 143,786	$ 183,696	($ 39,910 )
Moderate Growth	$343 ,306	$ 529,201	($185,895)	$ 279,494	$ 507,431	($ 227,937 )	$ 225,972	$ 375,125	($ 149,153 )
Growth	$ 230,710	$ 378,734	($148,024)	$ 183,369	$ 396,380	($ 213,011 )	$ 138,544	$ 283,102	($ 144,558 )

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THE SUB-ADVISER

Sub-Advisory Agreement

The Trust, on behalf of the Asset Allocation Portfolios, and the Adviser have entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with Ibbotson Associates Advisors, LLC (the “Sub-Adviser”), a wholly   owned subsidiary of Ibbotson Associates, Inc., which is a wholly   owned subsidiary of Morningstar, Inc.  The Sub-Advisory Agreement provides certain limitations on the Sub-Adviser’s liability, but also provides that the Sub-Adviser will not be protected against any liability to an Asset Allocation Portfolio or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.  The Sub-Advisory Agreement obligates the Sub-Adviser to: (i) recommend a continuous investment allocation program for each Asset Allocation Portfolio in accordance with the Asset Allocation Portfolio’s investment objective, policies and limitations; (ii) provide supervision of each Asset Allocation Portfolio’s investments; and (iii) recommend the allocation of the assets of each Asset Allocation Portfolio by specific investment style mandate.

The continuance of the Sub-Advisory Agreement after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of an Asset Allocation Portfolio and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose.  The Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the an Asset Allocation Portfolio, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  The Sub-Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the services provided and expenses incurred pursuant to the Sub-Advisory Agreement, the Sub-Adviser is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of the Asset Allocation Portfolios, which is computed and paid monthly at an annual rate equal to the greater of (i) a percentage of each Asset Allocation Portfolio’s average daily net assets, which will be equal to 0.08% for average daily net assets up to $250 million, 0.07% for average daily net assets over $250 million up to $500 million, 0.06% for average daily net assets over $500 million up to $750 million, 0.05% for average daily net assets over $750 million up to $1 billion, 0.04% for average daily net assets over $1 billion up to $2 billion, and 0.03% for average daily net assets over $2 billion, or (ii) $200,000.

Portfolio Manager Compensation.  The Sub-Adviser compensates its portfolio managers for their management of the Asset Allocation Portfolios.  The portfolio manager’s compensation consists of salary plus bonus based on established management goals and business unit results.

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Asset Allocation Portfolio Shares Owned by the Portfolio Managers.  The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Asset Allocation Portfolios as of July 31, 2011 .  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

	Conservative	Balanced	Moderate Growth	Growth
Peng Chen	None	None	None	None
Chris Armstrong	None	None	None	None
Brian Huckstep	None	None	None	$10, 001 - $50, 000
John Thompson, Jr.	None	None	None	None
Scott Wentsel	None	None	None	None

Other Accounts Managed by the Portfolio Managers.  As of July 31, 2011 , the portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Asset Allocation Portfolios, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Peng Chen	23	$ 6,185	0	$0	633,500	$ 65,614
	(0)	($ 0 )	(0)	($ 0 )	(0)	($ 0 )

Chris Armstrong	0	$0	0	$0	0	$0
	(0)	($ 0 )	(0)	($ 0 )	(0)	($ 0 )

Brian Huckstep	10	$1,074	0	$0	23	$175
	(0)	($0)	(0)	($0)	(0)	($0)

John Thompson, Jr.	4	$3,257	0	$0	141	$46,300
	(0)	($0)	(0)	($0)	(0)	($0)

Scott Wentsel	23	$ 6,185	0	$0	141	$ 46,300
	(0)	($ 0 )	(0)	($ 0 )	(0)	($ 0 )

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Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Asset Allocation Portfolios’ investments, on the one hand, and the investments of the other accounts on the other.  The other accounts may have the same investment objective as an Asset Allocation Portfolio.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Asset Allocation Portfolio trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Asset Allocation Portfolios.

THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”), a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust’s shares.  The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and a Service Plan.  The principal business address of the Distributor is 200 Clarendon Street, 53rd Floor

Boston, MA 02116.

The amount retained on the sale of Asset Allocation Portfolio shares by the Distributor from sales loads and contingent deferred sales charges (“ CDSCs ”), as applicable, with respect to each applicable share class, for the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 is set forth below.

Amount Retained
Asset Allocation Portfolio - Class	July 31, 2009	July 31, 2010	July 31, 2011

Conservative
Class A	$ 10 ,000	$ 5 ,000	$ 3 ,000
Class C	$ 5 ,000	$ 4 ,000	$ 1 ,000

Balanced
Class A	$ 7 ,000	$ 4 ,000	$4,000
Class C	$15,000	$ 6 ,000	$ 3 ,000

Moderate Growth
Class A	$ 11 ,000	$ 7 ,000	$ 4 ,000
Class C	$ 18 ,000	$ 6 ,000	$ 4 ,000

Growth
Class A	$ 7 ,000	$ 4 ,000	$ 5 ,000
Class C	$ 7 ,000	$ 3 ,000	$ 2 ,000

The Distribution Agreement is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days’ written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of an Asset Allocation Portfolio to directly and indirectly bear certain expenses relating to the distribution of such shares.  The Trust has also adopted Service Plans to enable the Class A and Class C shares of an Asset Allocation Portfolio to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares.  Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

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Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of an Asset Allocation Portfolio and (ii) 0.75% of the average net asset value of the Class C shares of an Asset Allocation Portfolio, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A and Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectus or this SAI, and interest and other financing costs.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Each of the Class A and Class C Service Plan are for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.  Currently, Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, sub-administrator, Adviser, or Sub-Adviser may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Independent Trustee of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

The following table reflects an Asset Allocation Portfolio’s payment of fees, with respect to each applicable share class, pursuant to the Distribution Plans and the Service Plans for the fiscal year ended July 31, 2011 .

	Distribution Plan	Service Plan
	Class C *	Class A	Class C
Conservative	$ 165,922	$ 29,366	$ 55,307
Balanced	$ 413,938	$ 37,676	$ 137,979
Moderate Growth	$ 506,368	$ 54,016	$ 168,789
Growth	$ 269,706	$ 38,254	$ 89,902

* Pershing LLC and Merrill Lynch are paid 12b-1 fees pursuant to the Distribution Plan for Class C shares and each own more than 5% of Class C shares of one or more of the Asset Allocation Portfolios through accounts held for the benefit of others.

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The following table reflects the manner in which the Distribution Plan payments for Class C shares detailed in the previous table were spent.

Advertising	$ 115,526
Printing and mailing of prospectuses to other than current shareholders	$ 10,983
Compensation to Distributor	$0
Compensation to broker-dealers	$ 415,323
Compensation to sales personnel	$ 655,323
Interest, carrying, or other financing charges	$0
Other	$ 158,779

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the “Administrator”) entered into an Administrative Services Agreement (the “Administrative Agreement”), pursuant to which the Administrator oversees the administration of the Trust’s and the Asset Allocation Portfolios’ business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties.  The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Denver, Colorado 80237.  Under the Administrative Agreement, as compensation for all services rendered and facilities provided, the Trust shall pay the Administrator a fee per Asset Allocation Portfolio of the average daily net assets of each Asset Allocation Portfolio calculated in accordance with the following schedule:

Average Daily Net Assets	Annual Fee Rate
$0 to $500 Million	0.10%
>$500 Million up to $1 Billion	0.09%
>$1 Billion up to $1.5 Billion	0.08%
>$1.5 Billion	0.07%

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties.  The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days’ prior written notice to the other party.

For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 , the Trust paid $878,575,  $587,239 , and $442,305 respectively, in administration fees to the Administrator.

The Administrator and The Bank of New York Mellon (“BNY Mellon”) entered into a sub-administration and accounting agreement (the “BNY Mellon Sub-Administration Agreement”), pursuant to which BNY Mellon is obligated to provide administrative assistance to the Administrator in connection with the business and affairs of the Trust beginning on November 5, 2007.  BNY Mellon has its principal business offices at One Wall Street, New York, NY 10286.  Under the BNY Mellon Sub-Administration Agreement, the Administrator pays BNY Mellon the following fees:  annual rates, based on the combined average daily gross assets of the Old Mutual Complex, of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion.  With regard to the Asset Allocation Portfolios, these fees apply only at the underlying fund level.  In addition, the Administrator pays BNY Mellon the following annual fees:  (1) $35,000 for each Asset Allocation Portfolio; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex.  Certain minimum fees apply.  Effective January 1, 2010, the Administrator agreed to fees for additional fund administration and accounting services at an annual rate of 0.01925% of the average daily gross assets.  Certain minimum fees apply. The BNY Mellon Sub-Administration Agreement provides that BNY Mellon shall not be liable for any costs, damages, liabilities or claims incurred by BNY Mellon except those arising out of BNY Mellon’s or its delegee’s or agent’s (if such delegee or agent is a subsidiary of BNY Mellon) negligence or willful misconduct or BNY Mellon’s failure to act in good faith.  In no event shall BNY Mellon be liable to the Administrator or any third party for special, indirect or consequential damages.  The BNY Mellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty (60) days’ prior written notice to the other party.

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For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 , the Administrator paid BNY Mellon $607,004, $412,380 , and $375,102 respectively in sub-administrative fees applicable to the Trust.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the “Transfer Agent”), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements.  These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses, other communications regarding the Trust and related services as the Trust or the beneficial owners may reasonably request.  In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

In addition, from time to time, the Trust may pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC).  To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell an Asset Allocation Portfolio’s shares.

CUSTODIAN

BNY Mellon also serves as the custodian for the Asset Allocation Portfolios.  The custodian holds cash, securities, and other assets of the Asset Allocation Portfolios as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103-7098, serves as counsel to the Trust.  PricewaterhouseCoopers LLP, 1900 16 th Street , Suite 1600 , Denver, Colorado 80202, serves as the independent registered public accounting firm of the Trust.

FUND TRANSACTIONS

The Adviser is authorized to select brokers and dealers to effect securities transactions for the Asset Allocation Portfolios.  It is the policy of the Adviser to obtain the “best execution” of their clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect prevailing market rates.  In addition, the Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, and responsiveness. The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  In the case of securities traded in the over-the-counter market, the Adviser expects normally to seek to select primary market makers.

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The Asset Allocation Portfolios utilize a fund of funds structure pursuant to which no brokerage commissions are incurred and, therefore, did not pay any brokerage commissions on portfolio transactions for the last three fiscal years.

The Adviser may, consistent with the interests of the Asset Allocation Portfolios, select brokers on the basis of the research services they provide to the Adviser.  These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

For the fiscal year ended July 31, 2011 , there were no transactions with brokers for third party research.

Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Adviser under the advisory agreements.  If, in the judgment of the Adviser, the Asset Allocation Portfolios or other accounts managed by the Adviser will be benefited by supplemental research services, the Adviser is authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  The expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to an Asset Allocation Portfolio or account generating the brokerage, and there can be no guarantee that the Adviser will find all of such services of value in advising the Asset Allocation Portfolios.

The Adviser is permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account.  In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

An Asset Allocation Portfolio may request that the Adviser direct an Asset Allocation Portfolio’s brokerage to offset certain expenses of the Asset Allocation Portfolio.  The Adviser will attempt to fulfill directed brokerage subject to achieving best execution.  Although the Adviser attempts to satisfy an Asset Allocation Portfolio’s direction requests, there can be no guarantee that it will be able to do so.  In certain circumstances, the directed broker may not offer the lowest commission rate.  This may cause an Asset Allocation Portfolio to pay a higher rate of commission than might otherwise have been available had the Adviser been able to choose the broker or dealer to be utilized.

By directing a portion of an Asset Allocation Portfolio’s generated brokerage commissions, the Adviser may not be in a position to negotiate brokerage commissions on an Asset Allocation Portfolio’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser.  In cases where an Asset Allocation Portfolio has instructed the Adviser to direct brokerage to a particular broker or dealer, orders for the Asset Allocation Portfolio may be placed after brokerage orders for accounts that do not impose such restrictions.

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The Asset Allocation Portfolios may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC.  Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for an Asset Allocation Portfolio on an exchange if a written contract is in effect between the Distributor and the Asset Allocation Portfolio expressly permitting the Distributor to receive and retain such compensation.  These rules further require that commissions paid to the Distributor by the Asset Allocation Portfolios for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including the Independent Trustees , have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD, Inc. (“NASD”), Rule 12b-1(h) under the 1940 Act and subject to seeking best execution and in accordance with policies and procedures adopted by the Board, the Adviser may select broker-dealers to execute Asset Allocation Portfolio portfolio transactions that promote or sell an Asset Allocation Portfolio’s shares.  Those policies and procedures are reasonably designed to prevent the Adviser’s personnel from taking into account such promotion or sale of Asset Allocation Portfolio shares and shares of any other mutual fund it advises in selecting broker-dealers to execute an Asset Allocation Portfolio’s portfolio transactions.  Neither the Trust, Adviser, nor Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

Code of Ethics.  The Trust, Adviser, Sub-Adviser, and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Asset Allocation Portfolios.  The codes of ethics allow trades to be made in securities that may be held by the Asset Allocation Portfolios.  However, they prohibit a person from taking advantage of trades of shares of an Asset Allocation Portfolio or from acting on inside information.  In addition, the Board reviews and approves the codes of ethics of the Trust, Adviser, Sub-Adviser, and Distributor and any material amendments thereto.  The Board also reviews annual reports on issues raised under the Trust’s, Adviser’s, Sub-Adviser’s, and Distributor’s codes of ethics during the previous year.

Proxy Voting.  The Board has adopted Proxy Voting Guidelines (the “Guidelines”) to determine how to vote proxies relating to portfolio securities.  The Guidelines are attached to this SAI as Exhibit B.  In general, the Guidelines seek to vote proxies in a manner that maximizes the value of an Asset Allocation Portfolio’s investments.  It is the policy of the Asset Allocation Portfolios to vote proxies of the underlying funds in a manner the Independent Trustees believe is in the best interests of the Asset Allocation Portfolios.  The Guidelines generally assign proxy voting responsibilities for an Asset Allocation Portfolio to the Adviser.  Also included in Exhibit B to this SAI are the proxy voting policies for the Adviser.  The Sub-Adviser does not vote proxies.  Information regarding how the Asset Allocation Portfolios voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available (i) on the Trust’s website at oldmutualfunds.com; (ii) without charge, upon request, by calling toll-free 888.772.2888; and (iii) on the SEC’s website at http://www.sec.gov.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for an Asset Allocation Portfolio and may create additional series funds and additional classes of the Trust.  Each share of an Asset Allocation Portfolio represents an equal proportionate interest in an Asset Allocation Portfolio with each other share.  Shares of an Asset Allocation Portfolio are entitled upon liquidation to a pro rata share in the net assets of an Asset Allocation Portfolio available for distribution to shareholders.  Shareholders have no preemptive rights.  All consideration received by the Trust for shares of an Asset Allocation Portfolio and all assets in which such consideration is invested would belong to an Asset Allocation Portfolio and would be subject to the liabilities related thereto.

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VOTING RIGHTS

Each share held entitles a shareholder to one vote for each share held by the shareholder.  Shareholders of the Asset Allocation Portfolios will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants.  Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust.  The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.  The  Agreement and Declaration of Trust (“Trust Agreement”) provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust.  The Trust Agreement and By-Laws (the “Governing Instruments”) provide for indemnification out of the property of an Asset Allocation Portfolio for all losses and expenses of any shareholder of the Asset Allocation Portfolio held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which an Asset Allocation Portfolio would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

The Governing Instruments provide indemnification for current and former Trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law.  Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange (“NYSE”) is open for business.  Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares of the Asset Allocation Portfolios are offered on a continuous basis.

The Asset Allocation Portfolios are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

Shares of an Asset Allocation Portfolio are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine.  The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

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PURCHASES

The Asset Allocation Portfolios reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.  For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market.  Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that an Asset Allocation Portfolio which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Adviser, the Sub-Adviser, and their affiliated companies).  In such event, the Board would determine whether such discontinuance is in the best interests of an Asset Allocation Portfolio and its shareholders.

Under unusual circumstances, an investor may purchase shares of an Asset Allocation Portfolio with investment securities acceptable to an Asset Allocation Portfolio.  The Distributor will inform the investor of the securities acceptable to an Asset Allocation Portfolio.  Purchases by affiliated persons of an Asset Allocation Portfolio may only be made after receiving Board and regulatory approval, as required.  An in-kind purchase must be consistent with the following:  (1) an in-kind purchase must not dilute the interests of existing shareholders; and (2) the in-kind consideration accepted by an Asset Allocation Portfolio must consist of securities that are appropriate, in type and amount, for investment by an Asset Allocation Portfolio in light of its investment objective, policies, restrictions, and current holdings.  The method of valuing securities used to make purchases in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value” and such valuation will be made as the same time the purchase price is determined.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to an Asset Allocation Portfolio’s public offering price.

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Institutional Class

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in an Asset Allocation Portfolio:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in an Asset Allocation Portfolio provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Asset Allocation Portfolio within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in an Asset Allocation Portfolio within twelve months, you will cease to be an eligible investor and the Asset Allocation Portfolio may convert your Institutional Class shares to Class Z shares.  The Asset Allocation Portfolio shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Asset Allocation Portfolios also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If an Asset Allocation Portfolio closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with an Asset Allocation Portfolio, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Asset Allocation Portfolio due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Asset Allocation Portfolio shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.

If you agree to invest at least $100,000 in Institutional Class shares of an Asset Allocation Portfolio and sign an LOI, you confirm your intent to purchase at least $1 million of Institutional Class shares of the Asset Allocation Portfolio in which you have chosen to invest over a twelve month period.  By signing the LOI, you also agree that in the event you do not fulfill the terms of the LOI, we may convert your Institutional Class shares of the Asset Allocation Portfolio to another share class or redeem your shares.  Please note that you may incur federal income tax liability resulting from the redemption of Asset Allocation Portfolio shares.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Asset Allocation Portfolios’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner.

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Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of an Asset Allocation Portfolio’s shares.  Class A shares of an Asset Allocation Portfolio are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

Large Purchases Of Class A Shares

Investors who purchase $1 million or more of Class A shares of an Asset Allocation Portfolio do not pay an initial sales charge.  However, such purchases may be subject to a 1% CDSC if the investor redeems those shares within one year after purchase, as described in the Asset Allocation Portfolios’ Prospectus under “Sales Charges – Class A Purchases Subject to Contingent Deferred Sales Charges.”

Class A Purchases Eligible For Reductions of Initial Sales Charges

The Asset Allocation Portfolios’ Prospectus, under the heading “Sales Charges – Class A Purchases Eligible for Reductions of Initial Sales Charges,” describes certain programs offered by the Asset Allocation Portfolios to reduce initial sales charges for certain eligible investors.  The following information supplements the descriptions in the Asset Allocation Portfolios’ Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Letters of Intent

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”).  The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Adviser (“Old Mutual Funds”), except Old Mutual Cash Reserves Fund, within the following 13 consecutive months.  By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of an Asset Allocation Portfolio normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “ Sales Charges – Class A Purchases Eligible for Reductions of Initial Sales Charges – Letters of Intent ” in the Asset Allocation Portfolios’ Prospectus.  It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge.  The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment.  Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.  At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request.  Such a revision will not change the original expiration date.  By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below.  Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI.  The LOI effective date will be the date of the first purchase within the 90-day period.  The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.  Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

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To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share).  All dividends and any capital gain distributions on the escrowed shares will be credited to you.  All shares purchased, including those escrowed, will be registered in your name.  If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.  If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased.  If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.  If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected.  If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Old Mutual Funds (except Old Mutual Cash Reserves Fund).  To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of Old Mutual Funds that you own, calculated at their then current public offering price.  If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies.  For example, if you already own qualifying shares of Old Mutual Funds with a value of $80,000 and wish to invest an additional $40,000 in one of the Asset Allocation Portfolios with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.  To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.  In addition, the Trust may request account statements if it is unable to verify your account information.

Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Asset Allocation Portfolio at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested.  You must ask for such privilege at the time of reinvestment.  A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable.  If there has been a loss on the redemption and shares of the same Asset Allocation Portfolio are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested.  An Asset Allocation Portfolio may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  This privilege may only be exercised once each year by a shareholder with respect to an Asset Allocation Portfolio.

If you are assessed a CDSC in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same fund of the Trust within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional CDSC upon subsequent redemption.  In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

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Payments to Dealers

The Distributor may make the following payments to selected dealers of record of purchases for Class A shares totaling $1 million or more: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million and up to $10 million, and 0.25% on amounts over $10 million.  These purchases may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period.  The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares of the Asset Allocation Portfolio at the time of such sale.  Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares.  Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan.  Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan.  See the section entitled “The Distributor” in for more information.

Purchases of Class C Shares

Class C shares of an Asset Allocation Portfolio are sold at net asset value without an initial sales charge, but are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Asset Allocation Portfolios reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

General Information Regarding Purchases

A purchase order will be effective as of the day received from your broker, dealer, or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time.  Payment may be made by check or readily available funds.  The price per share you will pay to invest in an Asset Allocation Portfolio is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order.  Purchases will be made in full and fractional shares of an Asset Allocation Portfolio calculated to three decimal places.  The Trust will not issue certificates representing shares of an Asset Allocation Portfolio.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the transfer agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust.  The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of an Asset Allocation Portfolio or its shareholders to accept such an order.

Initial Purchases by Mail

An account may be opened for Class A and Class C shares by mailing a check or other negotiable bank draft payable to Old Mutual Funds I for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121-9534.  The Trust will not accept third-party checks, i.e., a check not payable to Old Mutual Funds I or an Asset Allocation Portfolio, for initial or subsequent investments.

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Initial Purchase by Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Funds by requesting your bank to transmit funds by wire.  Before making an initial investment by wire, you must first telephone 888-772-2888 to receive an Account Application for the applicable share class and be assigned an account number.  The Account Application must be received and accepted prior to receipt of the wire.  Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire.  Wires to purchase shares of Asset Allocation Portfolios must be received by 4:00 p.m. Eastern time to be effective on that day.  In addition, an original Account Application should be promptly forwarded to: Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121-9534.  All wires must be sent as follows: Further Credit: name of Asset Allocation Portfolio, your name, your social security number or tax ID number and your assigned account number.

Initial Purchase by ACH

If you have made this election, Class A and Class C shares of each Asset Allocation Portfolio may be purchased via ACH.  Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application.  This option must be established on your account at least 15 days prior to your initiating an ACH transaction.  The maximum purchase allowed through ACH is $100,000.

Additional Purchases by Phone (Telephone Purchases)

You may purchase additional shares of Class A and Class C by telephoning the Transfer Agent at 888-772-2888.  The minimum telephone purchase is $1,000, and the maximum is five times the net asset value (“ NAV ”) of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received.  The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent.  Payment for the telephone purchase must be received by the Transfer Agent within seven days.  If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number.  Your bank may impose a fee for investments by wire.

Additional Purchases Via the Internet

Additional purchases may be made via the Internet by completing the bank information section on the account application, entering the “My Account” section of the Trust’s Website located at oldmutualfunds.com, and following the instructions for purchasing shares.

Sample Calculation of Maximum Offering Price

Class A shares of the Asset Allocation Portfolios are sold with a maximum initial sales charge of 5.75%.  Institutional Class, Class C, and Class Z shares of the Asset Allocation Portfolios are sold at NAV without any initial sales charges.  The following table shows the maximum offering price per share of Class A shares of the Asset Allocation Portfolios, using the NAV per share as of July 31, 2011.

Class A Shares	NAV per share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public

Conservative	$10. 87	$0. 66	$11. 53
Balanced	$ 11.03	$0. 67	$ 11.70
Moderate Growth	$ 11.11	$0. 68	$ 11.79
Growth	$ 11.40	$0. 70	$ 12. 10

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REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution.  Your broker-dealer or financial institution may charge you a fee for this service.  The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge.  The CDSC may be deducted from your redemption proceeds or from your account balance.  If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds.  Redemption orders received by the transfer agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day.  The redemption price of shares is the NAV of an Asset Allocation Portfolio next determined after the redemption order is effective less any applicable deferred sales charge.  Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

Generally, an Asset Allocation Portfolio will not charge any fees to redeem your shares.  Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below.  The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by an Asset Allocation Portfolio in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect fund operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.  Shareholders may incur brokerage charges, and may realize taxable gain or loss, on the sale of any such securities so received in payment of redemption and will be exposed to market risk until the securities are converted to cash.  In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of an Asset Allocation Portfolio at the beginning of such 90-day period.  Should redemptions by any shareholder exceed such limitation, an Asset Allocation Portfolio will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC or by rule or regulation) as a result of which disposal or valuation of an Asset Allocation Portfolio’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of an Asset Allocation Portfolio for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Sub-Administrator, the Transfer Agent, and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

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CDSCs Applicable to Redemptions of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of Old Mutual Funds that are redeemed within 12 months of the date of purchase.  This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of Class A shares purchased at NAV on all purchases of $1 million or more.  In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.  No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

CDSC Exceptions for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from an Asset Allocation Portfolio;

•	on exchanges of shares of Old Mutual Funds (see “Purchases and Redemptions of Shares – Redemptions – Exchange Privileges”);

•	on purchases subject to the reinstatement privilege (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”); or

•	on purchases made in connection with a merger, consolidation, or acquisition of assets of an Asset Allocation Portfolio.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC.  No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased.  The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

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CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	if you redeem shares acquired through reinvestment of dividends and distributions;

•	on increases in the NAV of your shares;

•
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”)

•	upon the death or post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986) of the shareholder or plan participant;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•
on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

•	on the liquidation of a shareholder’s account by the Trust for failure to maintain the required minimum account balance.

Redemption/Exchange Fee

See the Asset Allocation Portfolios’ Prospectus for details of any redemption/exchange fee.

Redemptions by Mail

There is no charge for having a check for redemption proceeds mailed to you.

Redemptions by Telephone

Redemption orders may be placed by telephone, provided that this option has been selected.  Shares held in IRA accounts are not eligible for this option and must be redeemed by written request.  Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine.  The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.  If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.  The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account.  Such redemption requests must be received in writing and be signature guaranteed.

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Redemption by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.  Shareholders cannot receive proceeds from redemptions of shares of an Asset Allocation Portfolio by Federal Reserve wire on federal holidays restricting wire transfers.

Redemptions by ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction.  In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction.  A voided check or deposit slip must accompany requests to establish this option.

Redemptions Via the Internet

Redemption orders may be made via the Internet by completing the bank information section on the account application, entering the “My Account” section of the Trust’s Website located at oldmutualfunds.com, and following the instructions for redeeming shares.

Shareholder Inquiries and Services Offered

If you have any questions about the Asset Allocation Portfolios or the shareholder services described herein, contact your broker-dealer or financial adviser.  The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders.  You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork.  You can utilize these plans by simply completing the appropriate section of the Account Application.

(1)           SYSTEMATIC INVESTMENT PLAN (“SIP”).  A SIP is a convenient way for you to purchase shares in an Asset Allocation Portfolio at regular monthly or quarterly intervals selected by you.  A SIP enables you to achieve dollar-cost averaging with respect to investments in an Asset Allocation Portfolio despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Asset Allocation Portfolio.  Dollar-cost averaging brings discipline to your investing.  Dollar-cost averaging results in more shares being purchased when an Asset Allocation Portfolio’s NAV is relatively low and fewer shares being purchased when the Asset Allocation Portfolio’s NAV is relatively high, thereby helping to decrease the average price of your shares.  Two SIPs are offered – SIP-I and SIP-II. Investors who establish a SIP-I may open an account with a minimum balance of $500 and additional monthly systematic investments of at least $25.  Investors who establish a SIP-II may open an account with no minimum initial investment if the monthly systematic additional investment is at least $50.  Your systematic investment in an Asset Allocation Portfolio designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select.  A SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2)           SYSTEMATIC WITHDRAWAL PLAN.  The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in an Asset Allocation Portfolio.  The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in an Asset Allocation Portfolio to your designated checking or savings account on a monthly, quarterly, or semi-annual basis.  The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s).  In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature.  Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.  You may realize a taxable gain or loss on a withdrawal.

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Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same class of other Old Mutual Funds currently available to the public. See the “Your Investment – General Policies” section of the Asset Allocation Portfolios’ Prospectus for limitations on exchanges.  You may realize a taxable gain or loss on an exchange.

Generally, you may exchange your shares for shares of the same class of other Old Mutual Funds at NAV.  Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Old Mutual Fund, subject to the investment qualifications and minimums of Institutional Class shares. Class A shares, purchased at NAV, may be exchanged for Class Z shares of the same Old Mutual Fund, subject to the investment qualifications and minimums of Class Z shares.

Class A shares of an Asset Allocation Portfolio may be exchanged for Class A shares of any of the other Old Mutual Funds at relative net asset value without payment of sales charges.  See the “Purchases, Redemptions and Pricing of Shares – Initial Sales Charges – Class A Shares” section of this SAI for more information.

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment”, also apply to exchanges.

Exchange of Shares Subject to a CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the CDSC.  However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days’ notice.  Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of an Asset Allocation Portfolio may legally be sold.

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Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Asset Allocation Portfolios.

(1)           TRADITIONAL IRAs.  You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) ”rolling-over” to an IRA monies from other IRAs or lump sum distributions from a qualified retirement plan.  If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $5,000 per year of your earned income in any of the Asset Allocation Portfolios.  You may also invest up to $5,000 per year in a spousal IRA if you and your spouse file jointly and your spouse has no earned income.  Individuals age 50 and older may make an additional $1,000 catch-up contribution after the maximum contribution has been made.   These contribution limits are adjusted for inflation periodically.   There is a $10.00 annual maintenance fee charged to traditional IRA investors.  If you maintain IRA accounts in more than one Asset Allocation Portfolio, you will only be charged one fee.  This fee can be prepaid or will be debited from your account if not received by the announced deadline.  Please see the information below for changes to the annual contribution limit.

(2)           ROTH IRAs.  Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free.  Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA.  Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

 (3)           SEP-IRAs.  If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”).  A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4)           401(a) KEOGH AND CORPORATE RETIREMENT PLANS.  Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5)           401(k) PLANS.  Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Asset Allocation Portfolios on a tax-deferred basis in order to help them meet their retirement needs.

(6)           403(b) PLANS.  Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

(1)           Coverdell Education Savings Accounts (“ESAs”) (formerly Education IRAs).  ESAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries.  The contribution limit that applies to ESAs is $2,000.  In addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child.   The phase-out for individuals for making contributions to these plans applies to individuals with an adjusted gross income between $95,000 and $110,000.   The phase-out for married couples filing a joint return applies to couples with adjusted gross income between $190,000 and $220,000.   Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses.  Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs.  The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

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(2)           UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS.  By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3)           CUSTODIAL AND FIDUCIARY ACCOUNTS.  The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial adviser.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust may impose an annual $12.00 minimum account balance charge if the value of your account drops below $1,000.  This fee does not apply to Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.  You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least $1,000 before the annual $12.00 minimum account fee is charged.  The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000.

For non-retirement accounts, if the value of your investment in an Asset Allocation Portfolio falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption; your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of an Asset Allocation Portfolio is based on the NAV attributable to such class.  An Asset Allocation Portfolio calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class.  NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day.  Once an Asset Allocation Portfolio reaches a certain asset size, its NAV will be listed in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The Asset Allocation Portfolios and the underlying funds use pricing services to determine the market value of the securities in their portfolios.   Except as discussed below, the Asset Allocation Portfolios generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Asset Allocation Portfolios’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Asset Allocation Portfolios at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Investment securities of an underlying fund managed by the Adviser,  including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter (“OTC”) (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) each day that the NYSE is open (“ Valuation Time”), or, if there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market.  For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by each Board of Trustees of the underlying funds (the “Board”). The underlying funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Boards. The underlying fund’s Fair Value Procedures are implemented through a Valuation Committee (the “Committee”). A security may be valued using Fair Value Procedures if, among other things, the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating an underlying fund’s NAV .

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Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities of an underlying fund managed by the Adviser and traded on the foreign exchanges in the Western Hemisphere are valued based upon quotations from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities of an underlying fund managed by the Adviser and traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Adviser determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the underlying funds calculate NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

Options of an underlying fund managed by the Adviser are valued at the last quoted sales price.  If there is no such reported sale on the valuation date, long option positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price.  Futures contracts of an underlying fund managed by the Adviser are valued at the settlement price established each day by the exchange on which they are traded.  The daily settlement prices for financial futures are provided by an independent source.

TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Asset Allocation Portfolios.  This summary describes certain additional tax considerations generally affecting the Asset Allocation Portfolios and their shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Asset Allocation Portfolios or the tax implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Asset Allocation Portfolios are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations).  In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

Unless the context requires otherwise, any discussion below regarding the income or assets of an Asset Allocation Portfolio includes its pro rata share of the income and assets of its underlying funds.

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TAXATION OF THE ASSET ALLOCATION PORTFOLIOS

Qualification as a Regulated Investment Company.  Each Asset Allocation Portfolio elects to be taxed as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  As a regulated investment company, an Asset Allocation Portfolio is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by an Asset Allocation Portfolio made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from “qualified publicly traded partnerships” (the “Income Requirement”).  Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In addition to satisfying the requirements described above, an Asset Allocation Portfolio must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of an Asset Allocation Portfolio’s taxable year, at least 50% of the value of the Asset Allocation Portfolio’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Asset Allocation Portfolio has not invested more than 5% of the value of the Asset Allocation Portfolio’s total assets in securities of each such issuer and the Asset Allocation Portfolio does not hold more than 10% of the outstanding voting securities of each such issuer)  and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Asset Allocation Portfolio controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more “qualified publicly traded partnerships.”  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

The Asset Allocation Portfolios may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If an Asset Allocation Portfolio uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Asset Allocation Portfolio shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that an Asset Allocation Portfolio’s allocation is improper and that the Asset Allocation Portfolio has under-distributed its income and gain for any taxable year, the Asset Allocation Portfolio may be liable for federal income and/or excise tax. If, as a result of such adjustment, an Asset Allocation Portfolio fails to satisfy the Distribution Requirement, the Asset Allocation Portfolio will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

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If for any taxable year an Asset Allocation Portfolio does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders , and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Asset Allocation Portfolio’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on an Asset Allocation Portfolio’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that an Asset Allocation Portfolio will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Asset Allocation Portfolio may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of an Asset Allocation Portfolio as a regulated investment company if it determines such a course of action to be beneficial to shareholders .

Portfolio Turnover. For investors that hold their Asset Allocation Portfolio shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Asset Allocation Portfolio’s after-tax performance.

Capital Loss Carryovers .  The capital losses of an Asset Allocation Portfolio, if any, do not flow through to shareholders. Rather, an Asset Allocation Portfolio may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if an Asset Allocation Portfolio has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Asset Allocation Portfolio 's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Asset Allocation Portfolio 's next taxable year, and the excess (if any) of the Asset Allocation Portfolio 's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Asset Allocation Portfolio 's next taxable year.  Any such net capital losses of an Asset Allocation Portfolio that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Asset Allocation Portfolio in succeeding taxable years.  However, for any net capital losses realized in taxable years of an Asset Allocation Portfolio beginning on or before December 22, 2010, the Asset Allocation Portfolio is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Asset Allocation Portfolio.  An ownership change generally results when shareholders owning 5% or more of an Asset Allocation Portfolio increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of an Asset Allocation Portfolio beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Asset Allocation Portfolio’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to an Asset Allocation Portfolio’s shareholders could result from an ownership change. The Asset Allocation Portfolios undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Asset Allocation Portfolio’s control, there can be no assurance that an Asset Allocation Portfolio will not experience, or has not already experienced, an ownership change.  Additionally, if an Asset Allocation Portfolio engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by an Asset Allocation Portfolio of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Asset Allocation Portfolio shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Deferral of Late Year Losses .  For taxable years of an Asset Allocation Portfolio beginning after December 22, 2010, the Asset Allocation Portfolio may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Asset Allocation Portfolio’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Asset Allocation Portfolio distributions for any calendar year (see, “Asset Allocation Portfolio Distributions - Distributions of Capital Gain” below).  A "qualified late year loss" includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  For taxable years of an Asset Allocation Portfolio beginning on or before December 22, 2010, the Asset Allocation Portfolio may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed Capital Gain.  The Asset Allocation Portfolios may either retain or distribute to shareholders their net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each taxable year.  The Asset Allocation Portfolios currently intend to distribute any such amounts.  If an Asset Allocation Portfolio elects to retain its net capital gain, the Asset Allocation Portfolio will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the highest corporation tax rate (currently 35%).   If an Asset Allocation Portfolio elects to retain its net capital gain, it is expected that the Asset Allocation Portfolio also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Asset Allocation Portfolio on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Fund of Funds.    If an Asset Allocation Portfolio is a fund of funds, distributions by the underlying funds, redemptions of shares in the underlying funds and changes in asset allocations may result in taxable distributions to shareholders of ordinary income or capital gains.  A fund of funds generally will not be able to currently offset gains realized by one underlying fund in which the fund of funds invests against losses realized by another underlying fund.  If shares of an underlying fund are purchased within 30 days before or after redeeming at a loss other shares of that underlying fund (whether pursuant to a rebalancing of the Asset Allocation Portfolio’s portfolio or otherwise), all or a part of the loss will not be deductible by the Asset Allocation Portfolio and instead will increase its basis for the newly purchased shares.   Also, except with respect to qualified fund of funds discussed below , a fund of funds (a) is not eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes , (b) is not eligible pass-through to shareholders exempt-interest dividends from an underlying fund, and (c) dividends paid by a fund of funds from interest earned by an underlying fund on U.S. government obligations is unlikely to be exempt from state and local income tax (see, “ Asset Allocation Portfolio Distributions —   U.S. Government Securities” below).  However, a fund of funds is eligible to pass-through to shareholders qualified dividends earned by an underlying fund  (see, “ Asset Allocation Portfolio Distributions — Qualified Dividend Income for Individuals” and “ — Dividends-Received Deduction for Corporations” below).  For taxable years of an Asset Allocation Portfolio beginning after December 22, 2010, a qualified fund of funds, i.e. an Asset Allocation Portfolio at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other RICs, (a) is eligible to pass-through to shareholders foreign tax credits from an underlying fund that pays foreign income taxes, and (b) is eligible pass-through to shareholders exempt-interest dividends from an underlying fund.

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Excise Tax Distribution Requirements.  Notwithstanding the Distribution Requirement described above, which requires only that an Asset Allocation Portfolio distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Asset Allocation Portfolio will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that calendar year and 98% (or 98.2% beginning January 1, 2011) of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, and any prior year undistributed ordinary income and capital gain net income.   Each Asset Allocation Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for the federal excise tax , but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in an Asset Allocation Portfolio having to pay some excise tax.

Foreign Income Tax.  Investment income received by an Asset Allocation Portfolio from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Asset Allocation Portfolio. The United States has entered into tax treaties with many foreign countries which entitle the Asset Allocation Portfolios to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of an Asset Allocation Portfolio 's assets to be invested in various countries is not known.   Under certain circumstances, an Asset Allocation Portfolio may elect to pass-through foreign tax credits to shareholders, although it reserves the right not to do so.

ASSET ALLOCATION PORTFOLIO DISTRIBUTIONS

Each Asset Allocation Portfolio anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by an Asset Allocation Portfolio will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Asset Allocation Portfolio (or of another fund). The Asset Allocation Portfolios will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income .  The Asset Allocation Portfolios receive ordinary income generally in the form of dividends and/or interest on its investments.  The Asset Allocation Portfolios may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Asset Allocation Portfolio, constitutes the Asset Allocation Portfolio's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Asset Allocation Portfolio’s earnings and profits.  In the case of an Asset Allocation Portfolio whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “ — Qualified Dividend Income for Individuals” and “ — Dividends-Received Deduction for Corporations”

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Distributions of Capital Gain.  An Asset Allocation Portfolio may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in an Asset Allocation Portfolio.   Any net short-term or long-term capital gain realized by an Asset Allocation Portfolio (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Asset Allocation Portfolio.

Returns of Capital .   Distributions by an Asset Allocation Portfolio that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Asset Allocation Portfolio shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Asset Allocation Portfolio shares.  Return of capital distributions can occur for a number of reasons including, among others, the Asset Allocation Portfolio over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

Qualified Dividend Income for Individuals . With respect to taxable years of an Asset Allocation Portfolio beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by an Asset Allocation Portfolio to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to an Asset Allocation Portfolio (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Asset Allocation Portfolio and the investor must meet certain holding period requirements to qualify Asset Allocation Portfolio dividends for this treatment. Specifically, the Asset Allocation Portfolio must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Asset Allocation Portfolio shares for at least 61 days during the 121-day period beginning 60 days before the Asset Allocation Portfolio distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by an Asset Allocation Portfolio is equal to or greater than 95% of the Asset Allocation Portfolio's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Asset Allocation Portfolio will be qualifying dividend income.

Dividends-Received Deduction for Corporations .  For corporate shareholders, a portion of the dividends paid by an Asset Allocation Portfolio may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by an Asset Allocation Portfolio that so qualifies will be reported by the Asset Allocation Portfolio to shareholders each year and cannot exceed the gross amount of dividends received by the Asset Allocation Portfolio from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Asset Allocation Portfolio and the investor.  Specifically, the amount that an Asset Allocation Portfolio may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the an Asset Allocation Portfolio were debt-financed or held by the an Asset Allocation Portfolio for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Asset Allocation Portfolio shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Asset Allocation Portfolio dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation .   Income derived by an Asset Allocation Portfolio from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of shares, an Asset Allocation Portfolio’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Asset Allocation Portfolio. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. An Asset Allocation Portfolio may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

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U.S. Government Securities.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a fund provided certain state-specific conditions are satisfied.  Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company’s income be derived directly from interest that is exempt from state tax.   Income on investments by an Asset Allocation Portfolio in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations. If the Asset Allocation Portfolio is a fund of funds, see, “Taxation of the Asset Allocation Portfolios — Fund of Funds” above .

Dividends Declared in December and Paid in January.   Ordinarily, shareholders are required to take distributions by an Asset Allocation Portfolio into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Asset Allocation Portfolio ) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax.   The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

REDEMPTION OR EXCHANGE OF SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Asset Allocation Portfolio shares are taxable transactions for federal and state income tax purposes.  If you redeem your Asset Allocation Portfolio shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a Loss Within Six Months of Purchase. Any loss recognized by a shareholder on a redemption or exchange of Asset Allocation Portfolio shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Wash Sales.   All or a portion of any loss that you realize on a redemption of your Asset Allocation Portfolio shares will be disallowed to the extent that you buy other shares in the Asset Allocation Portfolio (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares .

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Deferral of Basis — Class A and Class C Shares .  If a shareholder (a) incurs a sales load in acquiring shares of an Asset Allocation Portfolio, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Asset Allocation Portfolio or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred.  The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Cost Basis Reporting .  Unless you are investing in an Asset Allocation Portfolio through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Asset Allocation Portfolios are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Asset Allocation Portfolios (referred to as “covered shares”) and which are disposed of after that date.  Cost basis will be calculated using the Asset Allocation Portfolios’ default method of average cost, unless you instruct the Asset Allocation Portfolios in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Asset Allocation Portfolios do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Asset Allocation Portfolios in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Asset Allocation Portfolios’ default method of average cost, other cost basis methods offered by the Old Mutual Funds, which you may elect to apply to covered shares, include:

•	First-In, First-Out — shares acquired first in the account are the first shares depleted.
•
Specific Lot Identification — shareholder selects which lots to deplete at time of each redemption. This method requires you to elect a secondary method in the event specific lot depletion information is not provided. If a secondary method is not elected, the transaction will default to the first-in, first-out method.  The secondary method options include:

▪	Last-In, First-Out — shares acquired last in the account are the first shares depleted
▪	High Cost — shares acquired with the highest cost per share are the first shares depleted.
▪	Low Cost — shares acquired with the lowest cost per share are the first shares depleted.
▪	Loss/Gain Utilization — depletes shares with losses before gains, consistent with the objective of minimizing taxes.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Asset Allocation Portfolios in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Asset Allocation Portfolios in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Asset Allocation Portfolios may also provide shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Asset Allocation Portfolios (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, the Old Mutual Funds deplete noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. The cost basis for noncovered shares will be calculated separately from any covered shares you may own.  Shareholders that use the average cost method or specific lot identification for noncovered shares must make the election on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Asset Allocation Portfolios.

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The Asset Allocation Portfolios will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However the Asset Allocation Portfolios are not required to, and in many cases the Asset Allocation Portfolios do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Asset Allocation Portfolios, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Asset Allocation Portfolios as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

For additional information and updates regarding cost basis reporting and available shareholder elections, please visit Old Mutual Funds’ website at http://www.oldmutualus.com .  If you hold your Asset Allocation Portfolio shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax Shelter Reporting . Under Treasury regulations, if a shareholder recognizes a loss with respect to the Asset Allocation Portfolio’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to an Asset Allocation Portfolio.  This section should be read in conjunction with the discussion under “Permitted Investments and Risk Considerations” for a detailed description of the various types of securities and investment techniques that apply to an Asset Allocation Portfolio.

In General.  In general, gain or loss recognized by an Asset Allocation Portfolio on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by an Asset Allocation Portfolio at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Asset Allocation Portfolio held the debt obligation unless the Asset Allocation Portfolio made a current inclusion election to accrue market discount into income as it accrues.  If an Asset Allocation Portfolio purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Asset Allocation Portfolio generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, an Asset Allocation Portfolio’s investment in such securities may cause the Asset Allocation Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, an Asset Allocation Portfolio may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Asset Allocation Portfolio shares.

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Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for an Asset Allocation Portfolio. Tax rules are not entirely clear about issues such as whether and to what extent an Asset Allocation Portfolio should recognize market discount on a debt obligation, when an Asset Allocation Portfolio may cease to accrue interest, original issue discount or market discount, when and to what extent an Asset Allocation Portfolio may take deductions for bad debts or worthless securities and how an Asset Allocation Portfolio should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by an Asset Allocation Portfolio in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by an Asset Allocation Portfolio are not immediately included in the income of the Asset Allocation Portfolio. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Asset Allocation Portfolio transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by an Asset Allocation Portfolio is exercised and the Asset Allocation Portfolio sells or delivers the underlying stock, the Asset Allocation Portfolio generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Asset Allocation Portfolio minus (b) the Asset Allocation Portfolio’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by an Asset Allocation Portfolio pursuant to the exercise of a put option written by it, the Asset Allocation Portfolio generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of an Asset Allocation Portfolio’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Asset Allocation Portfolio is greater or less than the amount paid by the Asset Allocation Portfolio (if any) in terminating the transaction. Thus, for example, if an option written by an Asset Allocation Portfolio expires unexercised, the Asset Allocation Portfolio generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by an Asset Allocation Portfolio as well as listed non-equity options written or purchased by the Asset Allocation Portfolio on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“ section 1256 contracts ”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by an Asset Allocation Portfolio at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, an Asset Allocation Portfolio’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by an Asset Allocation Portfolio are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Asset Allocation Portfolio, defer losses to the Asset Allocation Portfolio, and cause adjustments in the holding periods of the Asset Allocation Portfolio’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether an Asset Allocation Portfolio has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid an Asset Allocation Portfolio-level tax.

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Certain of an Asset Allocation Portfolio’s investments in derivatives and foreign currency-denominated instruments, and the Asset Allocation Portfolio’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If an Asset Allocation Portfolio’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Asset Allocation Portfolio could be required to make distributions exceeding book income to qualify as a regulated investment company. If an Asset Allocation Portfolio’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Asset Allocation Portfolio’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income , reduced, for taxable years of an Asset Allocation Portfolio beginning after December 22, 2010, by related deductions ), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. An Asset Allocation Portfolio’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease an Asset Allocation Portfolio’s ordinary income distributions to you, and may cause some or all of the Asset Allocation Portfolio’s previously distributed income to be classified as a return of capital.  In certain cases, an Asset Allocation Portfolio may make an election to treat such gain or loss as capital.

PFIC Investments. An Asset Allocation Portfolio may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, an Asset Allocation Portfolio intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Asset Allocation Portfolio’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that an Asset Allocation Portfolio is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by an Asset Allocation Portfolio. In addition, if an Asset Allocation Portfolio is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Asset Allocation Portfolio may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Asset Allocation Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on an Asset Allocation Portfolio in respect of deferred taxes arising from such distributions or gains.

Investments in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by an Asset Allocation Portfolio in a non-U.S. REIT may subject the Asset Allocation Portfolio, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Asset Allocation Portfolio’s pro rata share of any such taxes will reduce the Asset Allocation Portfolio’s return on its investment. An Asset Allocation Portfolio’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.  Also, the Asset Allocation Portfolio in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

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Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to an Asset Allocation Portfolio will be treated as long term capital gains by the Asset Allocation Portfolio and, in turn, may be distributed by the Asset Allocation Portfolio to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn an Asset Allocation Portfolio, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — Investment in U.S. Real Property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of an Asset Allocation Portfolio’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“ REMICs ”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as an Asset Allocation Portfolio, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“ UBTI ”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that an Asset Allocation Portfolio will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to an Asset Allocation Portfolio with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to an Asset Allocation Portfolio that has a non-REIT strategy.

Investments in Partnerships and Qualified Publicly Traded Partnerships (“ QPTP ”) .   For purposes of the Income Requirement, income derived by an Asset Allocation Portfolio from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Asset Allocation Portfolio.  For purposes of testing whether an Asset Allocation Portfolio satisfies the Asset Diversification Test, the Asset Allocation Portfolio is generally treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Asset Allocation Portfolios — Qualification as a Regulated Investment Company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by an Asset Allocation Portfolio from an interest in a QPTP will be treated as qualifying income but the Asset Allocation Portfolio may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause an Asset Allocation Portfolio to fail to qualify as a regulated investment company.

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Securities Lending.  While securities are loaned out by an Asset Allocation Portfolio, the Asset Allocation Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of an Asset Allocation Portfolio with a strategy of investing in tax-exempt securities, any payments made “ in lieu of ” tax-exempt interest will be considered taxable income to the Asset Allocation Portfolio, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor- holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“ OID ”) principles.

Investments in Securities of Uncertain Tax Character .    An Asset Allocation Portfolio may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by an Asset Allocation Portfolio, it could affect the timing or character of income recognized by the Asset Allocation Portfolio, requiring the Asset Allocation Portfolio to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

By law, the Asset Allocation Portfolios may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (1) provide your correct social security or taxpayer identification number, (2) certify that this number is correct, (3) certify that you are not subject to backup withholding, and (4) certify that you are a U.S. person (including a U.S. resident alien).  The Asset Allocation Portfolios also must withhold if the IRS instructs them to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

FOREIGN SHAREHOLDERS

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

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In General.   The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by an Asset Allocation Portfolio.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by an Asset Allocation Portfolio from its net long-term capital gains, and with respect to taxable years of an Asset Allocation Portfolio beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by an Asset Allocation Portfolio from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Asset Allocation Portfolio shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends.  In general, (i) a capital gain dividend reported by an Asset Allocation Portfolio to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of an Asset Allocation Portfolio beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by an Asset Allocation Portfolio to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends.  With respect to taxable years of an Asset Allocation Portfolio beginning before January 1, 2012 (unless such sunset date is extended or made permanent), dividends reported by an Asset Allocation Portfolio to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Asset Allocation Portfolio is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by an Asset Allocation Portfolio to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of an Asset Allocation Portfolio’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year - end.   As a consequence, an Asset Allocation Portfolio may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors.  It may not be practical in every case for an Asset Allocation Portfolio to designate, and each Asset Allocation Portfolio reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, an Asset Allocation Portfolio’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits .  Ordinary dividends paid by an Asset Allocation Portfolio to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.   Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

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Income Effectively Connected with a U.S. Trade or Business.   If the income from an Asset Allocation Portfolio is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Asset Allocation Portfolio will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property.  An Asset Allocation Portfolio may invest in equity securities of corporations that invest in U.S. real property, including U.S. REIT . The sale of a U.S. real property interest (“ USRPI ”) by an Asset Allocation Portfolio or by a U.S. REIT or U.S. real property holding corporation in which an Asset Allocation Portfolio invests may trigger special tax consequences to the Asset Allocation Portfolio’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“ FIRPTA ”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S . REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S . REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non- U.S. person which is attributable directly or indirectly to a distribution from a U.S . REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S . REITs and U.S. real property holding corporations; and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Asset Allocation Portfolio shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Asset Allocation Portfolio distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Asset Allocation Portfolio shares, but the Asset Allocation Portfolio is a qualified investment entity, such Asset Allocation Portfolio distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by an Asset Allocation Portfolio’s before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Asset Allocation Portfolio distributions from a U.S . REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Asset Allocation Portfolio would otherwise be classified as a qualified investment entity.

Because the Asset Allocation Portfolios expect to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Asset Allocation Portfolios expect that neither gain on the sale or redemption of Asset Allocation Portfolio shares nor Asset Allocation Portfolio dividends and distributions would be subject to FIRPTA reporting and tax withholding .

U.S. Estate Tax. Transfers by gift of shares of an Asset Allocation Portfolio by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax .  For decedents dying after 2010, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Asset Allocation Portfolio shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Asset Allocation Portfolio shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, an Asset Allocation Portfolio may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Asset Allocation Portfolio shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Asset Allocation Portfolio at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2012 , unless such provision is extended or made permanent.

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U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in an Asset Allocation Portfolios.

Foreign Account Tax Compliance Act . Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the U.S. tax certification rules described above.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS                                                                                                                                          .

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in an Asset Allocation Portfolio.

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EXHIBIT A

CREDIT RATINGS

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

A	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
Prime 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.
Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
Note:  Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.           Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.           Nature of and provisions of the obligation;

3.           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding company obligations.)   Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-):  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ , and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA
Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB
Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” ratings signal imminent default.

DDD,DD,D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

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International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.
Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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EXHIBIT B

OLD MUTUAL FUNDS
OLD MUTUAL CAPITAL, INC.
OLD MUTUAL FUND SERVICES

PROXY VOTING GUIDELINES

Each of the Old Mutual Funds has adopted these Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”).  The Funds recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders’ assets.

The Funds believe that the voting of proxies for issuers of securities held in Fund portfolios is an economic asset that has direct investment implications.  Moreover, the Funds believe that each portfolio’s investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.  Consequently, the Fund generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Fund portfolio.  In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a Fund portfolio that invests in voting securities.  If an investment adviser to a Fund portfolio that invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio’s assets.

The Funds’ Guidelines as they relate to certain common proxy proposals are summarized below along with the Funds’ usual voting practice.  As previously noted, an adviser or sub-adviser to a Fund will only be required to follow these Guidelines if it does not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

The Funds generally vote FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

The Funds generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

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The Funds will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

Approval of Independent Auditors

The Funds generally vote FOR proposals seeking to ratify the selection of auditors.

The Funds will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

The Funds generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

The Funds generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

The Funds will evaluate on a case-by-case basis proposals seeking (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

The Funds generally vote FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

The Funds generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

The Funds will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; (5) requesting to opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter or bylaw amendments.

Corporate Governance

The Funds generally vote FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation; and (3) give the board the ability to amend by bylaws, in addition to shareholders.

The Funds generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

The Funds will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

The Funds generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

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The Funds generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

The Funds will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

The Funds generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan (“ESOP”) or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 (“OBRA laws”); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws; (12) seeking to put option repricings to a shareholder vote; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14 seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

The Funds generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate..

The Funds will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

Mergers and Corporate Restructurings

The Funds generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

The Funds generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

The Funds will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

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Certain Foreign Securities

In certain foreign jurisdictions the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  For example, a Fund may be prevented from selling shares of the foreign security for a period of time if the sub-advisor exercises its proxy voting rights. This is known as “share-blocking.”  There are occasions where the proxy statements and ballots for foreign securities are not communicated to the Sub-Advisor in a timely manner based on the required timeframes of the local jurisdiction, or do not contain sufficient information on which to base a reasoned vote.  Some foreign securities must be voted in person at the shareholder meeting.

The Funds recognize that voting a proxy might not be in the best interests of a Fund in these and other similar circumstances.  Accordingly, the Funds may wish to abstain from a proxy vote based on a determination that casting a vote would not be in the economic best interests of the shareholders of the Funds.

Social and Environmental Issues

The Funds generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

The Funds generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

The Funds will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting reports on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting a company to increase the diversity of the board; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee to review and report outlining the company’s operations in Iran.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Funds’ votes are cast in a manner that the Funds believe is in the best interest of the applicable portfolio and its shareholders.

Conflicts of Interest

The Fund recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Trust portfolio, the portfolios themselves will not have a conflict of interest with Fund shareholders in the voting of proxies.  The Funds expect each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

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Fund of Funds

In the event that one or more Funds participates in a “fund of funds” arrangement with another Fund, the potential exists for an apparent or actual conflict of interest.  For example, if the Fund of Funds invests in shares of another Fund (an “underlying Fund’) it is possible that the Fund of Funds may own a majority, if not all, of the shares or a class of shares of the underlying Fund, and thus control the outcome of the proxy vote in the underlying Fund.  In such circumstances, it is the policy of the Fund of Funds to vote proxies of the underlying Fund in a manner the Independent Trustees believe is in the best interest of the Fund of Funds.

Disclosure of Proxy Voting Guidelines and Voting Records

The Funds will fully comply with all applicable disclosure obligations under the Rule.  These include the following:

•
           Disclosure in shareholder reports that a description of the Funds’ Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

•	Disclosure in the Funds’ Statement of Additional Information (SAI) the actual policies used to vote proxies.

•
           Disclosure in shareholder reports and in the SAI that information regarding how the Funds voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Funds will file all required reports regarding the Funds’ respective actual proxy voting records on Forms N-PX on an annual basis as required by the Rule.  This voting record will also be made available to shareholders.

The Funds will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Funds’ administrators, advisers, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund portfolio as required by the Rule.  These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guidelines

This guideline as well as the proxy voting guidelines of all Fund advisers and sub-advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:                      January 1, 2008

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OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OMCAP”) recognizes that proxies for companies whose securities are held in the Old Mutual Funds have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s).  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Except for any Funds that OMCAP directly manages itself, OMCAP delegates proxy voting authority and responsibility to sub-advisers of the Old Mutual Funds.  In turn, the sub-advisers are expected to adhere to this Policy, relevant securities laws and their own internal proxy voting policies.  All sub advisers to the Old Mutual Funds are required to have such policies and keep records of their proxy voting under Investment Advisers Act Rules 206(4)-6 and Rule 204-2, as amended.

OMCAP Proxy Voting Policies

Proxy Oversight Committee

OMCAP has established a Proxy Oversight Committee (the “Committee”), consisting of the following employees of OMCAP:

•	Portfolio Manager
•	Trader
•	General Counsel
•	Chief Compliance Officer and
•	Chief Executive Officer

The Committee is primarily responsible for:

•	Approving OMCAP’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing reports of proxy votes cast;
•	Reviewing proxies that are voted in a manner inconsistent with the recommendations of a designated, independent third-party proxy research provider;
•	Seeking to identify and properly address material conflicts of interest that may arise;
•	Reviewing the proxy voting policies of sub advisers; and
•	Acting as a resource for OMCAP portfolio managers and sub advisers on proxy matters, if requested.

Sub-advisers are not mandated to use the Committee in any capacity.

Proxy Voting Service

The Committee has authorized the appointment of Institutional Shareholder Services (“ISS”), a division of RiskMetrics Group, to provide research on proxy matters and voting recommendations, and to cast votes on behalf of OMCAP.  ISS executes and maintains appropriate records related to the proxy voting process, and OMCAP has access to those records.  OMCAP maintains records of differences, if any, between this Policy and the actual votes cast.

Proxy Voting Guidelines

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OMCAP reviews voting recommendations made to it by ISS and the Committee has determined that the policy provides guidance in the best interest of our clients.  A copy of these guidelines is included as an Exhibit (II-7) to the Consolidated Compliance Policies and Procedures Manual.

Conflict of Interest Identification and Resolution

OMCAP seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS. ISS has developed a “chinese wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

While it is generally expected that most proxies will be voted consistent with ISS recommendation, there may be instances where OMCAP believes that under the circumstances, an issue should be voted in a manner which differs from the ISS recommended vote.  In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, OMCAP may consider information from various sources, such as other investment professionals, management of the company conducting the proxy, shareholder groups, and other relevant sources. Instances in which proxies are voted against ISS recommendations are considered “Overrides” and all such overrides must be described on the attached Proxy Voting Override Form and approved by the CIO and CCO and subsequently reported to the Committee.  In approving any Override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best economic interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, OMCAP also has developed a Proxy Vote Watch List (the “Watch List”).  The Watch List, which is maintained by OMCAP Investors (a division of OMCAP), summarizes public companies with whom OMCAP may have a material conflict of interest with a client in voting a proxy.  These may include the following situations:

•	Public companies with whom OMCAP has a current or prospective material business relationship;
•	Public companies for whom OMCAP directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
•	Public companies where a OMCAP employee, or spouse of a OMCAP employee, is a senior officer, director or has a material business relationship; and
•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for its evaluation and input as to how the conflict of interest should be resolved.  If a member of the Committee is the source of the conflict, that member will not participate in the Committee decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Duty of Employees

Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

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Disclosure to Clients

OMCAP’s Form ADV will include a description of this Policy and, upon request, OMCAP Inc. will provide clients a copy of the complete Policy.  OMCAP will also provide to clients, upon request, information on how their securities were voted.  OMCAP also will periodically report to the Boards of Trustees of the Old Mutual Funds regarding

1.	Votes cast differently than the ISS recommendations;
2.	Votes cast where a conflict of interest exists; and
3.	Instances where, for whatever reason, OMCAP fails to vote a proxy.

In each case, a brief explanation of the circumstances and resolution will be included.

OMCAP Proxy Voting Operational Procedures

Reconciliation Process

OMCAP and the custodian each provide holdings to ISS on a daily basis.  Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position.  ISS researches and resolves situations where expected proxy materials have not been received.  ISS also notifies OMCAP of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence.   As a general rule, OMCAP votes all U.S. and non-U.S. proxies to which OMCAP is entitled to vote that are identified within the solicitation period.  OMCAP may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy.  For example, if OMCAP is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” OMCAP generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which OMCAP may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that does not provide OMCAP sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Oversight Procedures

1.	OMCAP prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.
OMCAP also prepares a Proxy Override Summary Report that documents all votes that were overridden during the period.  The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution.  These reports are periodically reviewed by the Committee and presented to the Trustees of the Old Mutual Funds.

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Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (the majority of which are maintained on a third-party automated system);
o	Record of each vote cast ;
o	Documentation, if any, created by OMCAP that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and
o	Each written client request for information and a copy of any written response by OMCAP to a client’s written or oral request for information.

Sub-Adviser Proxy Voting

Each sub-adviser is required to prepare a Proxy Voting Record Report for OMCAP on at least an annual basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.  Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest, as well as proxy votes made inconsistently with the sub-advisers own proxy voting policies, or proxies not voted at all.

Sub Adviser Maintenance of Proxy Voting Records

The following records must be maintained by a sub adviser for a period of six years, with records being maintained for the first two years on site:

•	These policy and procedures, and any amendments thereto;

•	Various reports prepared according to the above procedures; and

•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

Form N-PX

Under Investment Company Act Rule 30b1-4, each Trust of the Old Mutual Funds is required to file on or before August 31 of each year a report on Form N-PX, detailing how the Funds voted each portfolio company proxy during the twelve month period ended on June 30 of that year.  OMCAP’s Compliance and Legal Departments are responsible for working with the Funds’ sub advisers and custodians to prepare and file such yearly reports.

Website

The Forms N-PX for each Trust in the Old Mutual Funds, as filed, also will be available through the Funds’ website.

Dated:                 January 1, 2008

Amended:     April 1, 2009
Amended:     June 1, 2010

Funds distributed by Old Mutual Investment Partners, member FINRA
R-11-072 11/2011

STATEMENT OF ADDITIONAL INFORMATION

Dated November 23, 2011

TRUST:
Old Mutual Funds I

FUNDS:

Old Mutual Analytic Fund
(Class A:  ANAEX) (Class C:  ANCEX) (Class Z:  ANDEX) (Institutional Class:  ANIEX)

Old Mutual Copper Rock Emerging Growth Fund
(Class A:  OMARX) (Class Z:  OMZRX) (Institutional Class:  OMIRX)

Old Mutual International Equity Fund
(Class A:  OMXAX) (Class Z:  OMXZX) (Institutional Class:  OMXIX)

INVESTMENT ADVISER:
Old Mutual Capital, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus.  It is intended to provide additional information regarding the activities and operations of Old Mutual Funds I and the Funds named above (each, a “Fund” and collectively, the “Funds”).  It should be read in conjunction with the current Prospectus for the Funds.  The Prospectus, dated November 23, 2011 , may be obtained without charge by calling 888-772-2888.

The audited financial statements for each Fund for the fiscal year ended July 31, 2011 are incorporated in this SAI by reference to the Funds’ annual report to shareholders.  You may obtain a copy of the Funds’ latest annual report at no charge by calling the phone number noted above.

THE TRUST AND THE FUNDS

INVESTMENT RESTRICTIONS

PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

PORTFOLIO TURNOVER

PORTFOLIO HOLDINGS DISCLOSURE POLICY

TRUSTEES AND OFFICERS OF THE TRUST

THE ADVISER

THE SUB-ADVISERS

THE DISTRIBUTOR

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

OTHER SERVICE PROVIDERS

FUND TRANSACTIONS

DESCRIPTION OF SHARES

VOTING RIGHTS

PURCHASES AND REDEMPTIONS OF SHARES

DETERMINATION OF NET ASSET VALUE

TAXES

EXHIBIT A – CREDIT RATINGS

EXHIBIT B – PROXY VOTING POLICIES

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THE TRUST AND THE FUNDS

Old Mutual Funds I (the “Trust”) was created as a Delaware statutory trust on May 27, 2004 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Prior to November 19, 2007 the Trust was named “Old Mutual Advisor Funds.”  The Funds are series funds of the Trust.

Shareholders may purchase shares of each Fund through three separate share classes: Institutional Class, Class A, and Class Z.  Shareholders may also purchase Class C shares of Old Mutual Analytic Fund.  Each class has the same voting rights and privileges as the other share classes of the Funds, except that (i) each class is subject to different sales charges (loads); (ii) each class is subject to different distribution fees, which, if applicable, are paid pursuant to a Distribution Plan adopted under Rule 12b-1 of the 1940 Act; (iii) each class may be subject to different service fees; (iv) each class may be subject to different exchange privileges; and (v) each class has exclusive voting rights with respect to matters affecting only that class.  Except for these differences, each share class of the Funds represents an equal proportionate interest in the Funds.  See the section in this SAI entitled “Description of Shares” for more information.  No investment in shares of the Funds should be made without first reading the Funds’ Prospectus.  Capitalized terms not defined in this SAI are defined in the Funds’ Prospectus.

INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of a Fund. Such majority is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities of a Fund present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of a Fund.

Several of these fundamental investment restrictions include the defined term “1940 Act Laws, Interpretations, and Exemptions.”  This term means the 1940 Act and the rules and regulations promulgated thereunder, as such statutes, rules, and regulations are amended from time to time or are interpreted from time to time by the staff of the SEC and any exemptive order or similar relief granted to the Funds.

1.           The investment objective, as stated below, of the following Fund is fundamental and may not be changed without approval by the holders of a majority of such Fund’s outstanding voting shares.  A Fund cannot guarantee that its investment objective will be realized.

Fund	Investment Objective
Old Mutual International Equity Fund	Long-term capital appreciation

2.           Each Fund is a “diversified company” as defined in the 1940 Act.  This means that each such Fund will not purchase the securities of any issuer if, as a result, such Fund would fail to be a diversified company within the meaning of the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent the Funds from purchasing the securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 2 for further information.

3.           No Fund may borrow money or issue senior securities, except as permitted by the 1940 Act Laws, Interpretations, and Exemptions.

Please refer to non-fundamental investment restriction number 3 for further information.

4.           No Fund may underwrite the securities of other issuers.  This restriction does not prevent a Fund from engaging in transactions involving the acquisition, disposition, or resale of its portfolio securities, regardless of whether such Fund may be considered to be an underwriter under the Securities Act of 1933, as amended.

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5.           Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund will not make investments that will result in the concentration (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) of each such Fund’s investments in the securities of issuers primarily engaged in the same industry.  This restriction does not limit a Fund’s investments in (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.  This restriction also does not limit Old Mutual Copper Rock Emerging Growth Fund’s and Old Mutual International Equity Fund’s investments in (i) tax-exempt obligations issued by governments or political subdivisions of governments; or (ii) repurchase agreements collateralized by such obligations.  In complying with this restriction, a Fund will not consider a bank-issued guaranty or financial guaranty insurance as a separate security.

Please refer to non-fundamental investment restriction number 5 for further information.

In applying the limitations on investments in an industry, Old Mutual International Equity Fund uses industry classifications based, where applicable, on information published by Standard & Poor’s, FactSet Research Systems, Inc., Bloomberg L.P., and Bridge Information Systems, and/or the prospectus of the issuing company.  Selection of an appropriate industry classification resource will be made in the exercise of its reasonable discretion.

6.           No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

7.           No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.  This restriction does not prevent a Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

8.           No Fund may make personal loans or loans of its assets to persons who control or are under common control with such Fund, except to the extent permitted by the 1940 Act Laws, Interpretations, and Exemptions.  This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering repurchase agreements, loaning its assets to broker-dealers or institutional investors, or investing in loans, including assignments and participation interests.

Please refer to non-fundamental investment restriction number 6 for further information.

9.           Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund may, notwithstanding any other fundamental investment policy or restriction, invest all of each such Fund’s assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and restrictions as such Fund.

Please refer to non-fundamental investment restriction number 7 for further information.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each Fund has also adopted certain non-fundamental investment restrictions.  A non-fundamental investment restriction may be amended by the Board of Trustees of the Trust (the “Board”) without a vote of shareholders.

1.           No Fund may invest more than 15% of its net assets in illiquid securities.  This limitation does not include any Rule 144A restricted security that has been determined by, or pursuant to procedures established by, the Board, based on trading markets for such security, to be liquid.

2.           In complying with the fundamental investment restriction regarding issuer diversification, Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund will not, with respect to 75% of each such Fund’s total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of such Fund’s total assets would be invested in the securities of that issuer; or (ii) such Fund would hold more than 10% of the outstanding voting securities of that issuer.

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3.           In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, Old Mutual Copper Rock Emerging Growth Fund, and Old Mutual International Equity Fund may borrow money in an amount not exceeding 33 1/3% of each such Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings).  A Fund may borrow from banks, broker-dealers, or current and future funds advised by the Adviser or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) on such terms and conditions as the SEC may require in an exemptive order on which the Funds may rely.  A Fund may not borrow for leveraging, but may borrow for temporary or emergency purposes, in anticipation of or in response to adverse market conditions, or for cash management purposes.  A Fund may not purchase additional securities when borrowings exceed 5% of such Fund’s total assets.

4.           Old Mutual Analytic Fund may not borrow money, except that:  (i) it may borrow from banks (as that term may be defined or interpreted by the 1940 Act Laws, Interpretations, and Exemptions) or enter into reverse repurchase agreements, in amounts up to 33 1/3% of its total assets (including the amount borrowed); (ii) it may borrow up to an additional 5% of its total assets for temporary purposes; (iii) each such Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) it may purchase securities on margin and engage in short sales to the extent permitted by applicable law.

Notwithstanding the investment restrictions above, Old Mutual Analytic Fund may not borrow amounts in excess of 33 1/3% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of portfolio shares.  The Fund will not purchase securities while borrowings are outstanding except to exercise prior commitments and to exercise subscription rights.

5.           In complying with the fundamental investment restriction regarding industry concentration, Old Mutual Copper Rock Emerging Growth Fund may invest up to (but not including) 25% of such Fund’s total assets in the securities of issuers whose principal business activities are in the same industry.  For purposes of this limitation, supranational organizations, such as the World Bank, the European Union, and the European Coal and Steel Community, are deemed to be issuers conducting their principal business activities in the same industry; state and municipal governments and their agencies and authorities are not deemed to be industries; utility companies will be divided according to their services (e.g., gas distribution, gas transmission, electric, and telephone will each be considered a separate industry); and financial service companies will be classified according to the end users of their services (e.g., automobile finance, bank finance, and diversified finance).

6.           In complying with the fundamental restriction with regard to making loans, a Fund may lend up to 33 1/3% of its total assets and may lend money to other Affiliated Funds, on such terms and conditions as the SEC may require in an exemptive order on which a Fund may rely.

7.           Notwithstanding the fundamental investment restriction with regard to investing all assets in an open-end fund, the Old Mutual Copper Rock Emerging Growth Fund and Old Mutual International Equity Fund may not invest all of their assets in the securities of a single open-end management investment company with the same fundamental investment objectives, policies, and restrictions as such Fund.  A Fund may (i) purchase securities of other investment companies as permitted by Section 12(d)(1) of the 1940 Act; (ii) invest its assets in securities of other affiliated or unaffiliated money market funds as permitted by Rule 12d1-1 under the 1940 Act; and (iii) lend money to other Affiliated Funds subject to the terms and conditions of any exemptive orders issued by the SEC on which such Fund may rely.

8.           No Fund may acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset.  Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

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PERMITTED INVESTMENTS AND RISK CONSIDERATIONS

The Prospectus discusses the principal investment strategies and risks of the Funds.  This section of the SAI supplements the discussions of the Funds’ investment strategies and policies discussed in the Prospectus.

EQUITY SECURITIES

Equity securities include common stocks, preferred stocks, and securities convertible into common stocks, such as rights, warrants, and convertible debt securities. Equity securities may be issued by either established, well-capitalized companies, or newly-formed, small-cap companies, and may trade on regional or national stock exchanges or in the over-the-counter market.

Common Stocks.  Common stocks are securities that represent units of ownership in a company.  Common stocks usually carry voting rights and earn dividends.  Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities.  Convertible securities include convertible debt obligations and convertible preferred stock.  A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time.  Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an “ investment value ,” which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature.  Investment value changes are based upon prevailing interest rates and other factors.  It also has a “ conversion value ,” which is the market value the convertible security would have if it were exchanged for the underlying equity security.  Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.  Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security.  However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value.  If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value.  In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security’s right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature.  However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

The Funds may purchase convertible securities and preferred stocks rated in medium and lower categories by Moody’s Investor Services, Inc. (“Moodys”) or Standard & Poor’s (“S&P”) (Ba or less by Moody’s and BB or less by S&P), but none rated lower than B.  The Funds also may invest in unrated convertible securities and preferred stocks if it is believed that they are equivalent in quality to the rated securities that a Fund may buy. (Exhibit A to this SAI provides a description of such security ratings.)

The Funds may also create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a true convertible security, i.e., fixed-income securities (“fixed-income component”) and the right to acquire equity securities (“convertible component”).  The fixed-income component is achieved by investing in non-convertible, fixed-income securities such as bonds, preferred stocks, and money market instruments.  The convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price or options on a stock index.   The Funds may also purchase synthetic securities created by other parties, typically investment banks, including convertible structured notes.  Convertible structured notes are fixed-income debentures linked to equity.  Convertible structured notes have the attributes of a convertible security; however, the investment bank that issued the convertible note assumes the credit risk associated with the investment, rather than the issuer of the underlying common stock into which the note is convertible.  Purchasing synthetic convertible securities may offer more flexibility than a purchase of a convertible security.  Different companies may issue the fixed-income and convertible components, which may be purchased separately and at different times.  Synthetic convertible securities are considered convertible securities for purposes of a Fund’s investment policies.

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A Fund’s investments in convertible securities or other securities may generate taxable income, which may be treated differently for income tax and book income purposes.   These differences in timing may result in the acceleration of income for income tax purposes, and may result in the recharacterization of capital gains and losses as ordinary income, thereby affecting the amount of required fund distributions.

Initial Public Offerings (“IPOs”). A Fund may invest a portion of its assets in securities of companies offering shares in IPOs.  IPOs may have a magnified performance impact on a Fund with a small asset base. The impact of IPOs on a Fund’s performance likely will decrease as a Fund’s asset size increases, which could reduce a Fund’s total returns.  IPOs may not be consistently available to a Fund for investing, particularly as a Fund’s asset base grows.  Because IPO shares frequently are volatile in price, a Fund may hold IPO shares for a very short period of time.  This may increase the turnover of a Fund’s portfolio and may lead to increased expenses for a Fund, such as commissions and transaction costs.  By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Holders of IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders.

A Fund’s investment in IPO shares may include the securities of unseasoned companies (companies with less than three years of continuous operations), which presents risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets, and economic conditions.  They may be more dependent on key managers and third parties and may have limited product lines.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Over-The-Counter (“OTC”) Market. In contrast to the securities exchanges, the OTC market is not a centralized facility that limits trading activity to securities of companies that initially satisfy certain defined standards.  Generally, the volume of trading in an unlisted or OTC common stock is less than the volume of trading in a listed stock.  This means that the depth of market liquidity of some stocks in which a Fund invests may not be as great as that of other securities and, if a Fund was to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stocks. Preferred stocks are also units of ownership in a company.  Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company.  However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer.  Unlike common stocks, preferred stocks are not always entitled to vote on corporate matters.  Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.  Generally, the market values of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk.

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Rights and Warrants.  Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period.  The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks.  Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.  A right is an instrument granting rights to existing shareholders of a corporation to subscribe to shares of a new issue of common stock at below the public offering price before the stock is offered to the public.  A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Rights and warrants do not represent ownership of the securities, but only the right to buy the securities.  The prices of rights and warrants do not necessarily move parallel to the prices of underlying securities.  Rights and warrants may be considered speculative in that they have no voting rights, pay no dividends and have no rights with respect to the assets of a corporation issuing them.

Small and Medium Capitalization Stocks.  Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time.  Therefore, an investment in a Fund may be more suitable for long-term investors who can bear the risk of these fluctuations.  Investment in small and medium capitalization companies involves greater risk and price volatility than that customarily associated with investments in larger, more established companies.  This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrow product lines, and frequent lack of management depth.  The securities of small and medium capitalization companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange.  Thus, the securities of small and medium capitalization companies are likely to be less liquid and subject to more abrupt or erratic market movements than securities of larger, more established companies.

Technology Companies.  Stocks of technology companies have tended to be subject to greater volatility than securities of companies that are not dependent upon or associated with technological issues.  Technology companies operate in various industries. Since these industries frequently share common characteristics, an event or issue affecting one industry may significantly influence other, related industries.  For example, technology companies may be strongly affected by worldwide scientific or technological developments and their products and services may be subject to governmental regulation or adversely affected by governmental policies.

General Risks of Investing in Stocks.  While investing in stocks allows shareholders to participate in the benefits of owning a company, such shareholders must accept the risks of ownership.  Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred shareholders, followed by common shareholders in order of priority, are entitled only to the residual amount after a company meets its other obligations.  For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations.  Shareholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices.  The value of a company’s stock may fall because of:

•	factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	factors affecting an entire industry, such as increases in production costs; and

•	changes in financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

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DEBT SECURITIES

Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand.  Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Bankers’ Acceptance.  A banker’s acceptance is a time draft drawn by a borrower on a commercial bank, usually relating to an international commercial transaction.  It is used by corporations to finance the shipment and storage of goods and to furnish dollar exchange.  Maturities are generally six months or less.

Bank Obligations.  The Funds will only invest in a security issued by a commercial bank if the bank:

•	has total assets of at least $1 billion, or the equivalent in other currencies; and

•	is either a U.S. bank and a member of the Federal Deposit Insurance Corporation; or

•	is a foreign branch of a U.S. bank and the Adviser or Sub-Adviser believes the security is of an investment quality comparable with other debt securities that a Fund may purchase.

Certificate of Deposit.  A certificate of deposit is a short-term obligation of a bank. Certificates of deposit are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity.  However, certificates of deposit generally carry penalties for early withdrawal and may, under certain circumstances, be considered illiquid.

Commercial Paper and Other Cash Equivalents.  Commercial paper is the term for short-term promissory notes issued by corporations to meet current working capital needs.  Commercial paper may be unsecured by the corporation’s assets but may be backed by a letter of credit from a bank or other financial institution.  The letter of credit enhances the paper’s creditworthiness.  The issuer is directly responsible for payment but the bank “guarantees ” that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer.  The creditworthiness of the institution issuing the letter of credit will be considered, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit.  Commercial paper is sold either in an interest-bearing form or on a discounted basis, with maturities not exceeding 270 days.

Corporate Bonds.  Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases, and expansion.  In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Demand Instruments.  Certain instruments may involve a conditional or unconditional demand feature, which permits the holder to demand payment of the principal amount of the instrument.  Demand instruments may include variable amount master demand notes.

Municipal Lease Obligations.  A Fund may invest in municipal lease obligations.  Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality’s taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the municipal lease obligation.  However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.

Pay-In-Kind Securities.  A Fund may invest in securities which pay interest either in cash or additional securities.  These securities are generally high yield securities and, in addition to the other risks associated with investing in high yield securities, are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

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Senior Loans. Senior loans generally are arranged through private negotiations between a borrower and the lenders represented in each case by one or more agents of the several lenders.  Senior loans in which a Fund may purchase interests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium.  These base lending rates are generally Prime Rate, LIBOR, the CD rate, or other base lending rates used by commercial lenders. The senior loans in a Fund’s investment portfolio will at all times have a dollar-weighted average time until next interest rate redetermination of 180 days or less.  Because of prepayment provisions, the actual remaining maturity of senior loans may vary substantially from the stated maturity of such loans.

Step Coupon Bonds (“Steps”).  A Fund may invest in debt securities, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods.  In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes.  A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes.  The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans.  Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.  Structured notes are treated as senior loans.

Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer, or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof.  As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security’s fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination.  Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate.  With respect to a Fund, the Adviser or Sub-Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option.  In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal of interest on the underlying municipal securities and for other reasons.

Time Deposits.  A time deposit is a non-negotiable receipt issued by a bank in exchange for the deposit of funds.  Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market.  Time deposits with a withdrawal penalty are considered to be illiquid securities.

U.S. Government Securities. U.S. government securities are securities issued by the U.S. Treasury (treasury securities) and securities issued by a federal agency or a government-sponsored entity (agency securities).  Treasury securities include treasury bills, which have initial maturities of less than one year, and treasury notes, which have initial maturities of one to ten years, and treasury bonds, which have initial maturities of at least ten years, and certain types of mortgage-backed securities. This SAI discusses mortgage-backed treasury and agency securities in detail in the section entitled “Mortgage-Backed Securities” below.

The full faith and credit of the U.S. government supports treasury securities.  Unlike treasury securities, the full faith and credit of the U.S. government generally does not back agency securities.  Agency securities are typically supported in one of three ways:

•	by the right of the issuer to borrow from the U.S. Treasury;

•	by the discretionary authority of the U.S. government to buy the obligations of the agency; or

•	by the credit of the sponsoring agency.

While U.S. government securities are guaranteed as to principal and interest, their market value is not guaranteed. U.S. government securities are subject to the same interest rate and credit risks as other fixed income securities.  However, since U.S. government securities are of the highest quality, the credit risk is minimal.  The U.S. government does not guarantee the net asset value of the assets of a Fund.

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Yankee Bonds. Yankee bonds are dollar-denominated bonds issued inside the United States by foreign entities.  Investment in these securities involve certain risks which are not typically associated with investing in domestic securities.

Zero Coupon Bonds. These securities make no periodic payments of interest, but instead are sold at a discount from their face value.  When held to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity.  The amount of the discount rate varies depending on factors, including the time remaining until maturity, prevailing interest rates, the security’s liquidity, and the issuer’s credit quality.  The market value of zero coupon securities may exhibit greater price volatility than ordinary debt securities because a stripped security will have a longer duration than an ordinary debt security with the same maturity.  A Fund’s investments in pay-in-kind, delayed, and zero coupon bonds may require it to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.

These securities may include treasury securities that have had their interest payments (“coupons”) separated from the underlying principal (“corpus”) by their holder, typically a custodian bank or investment brokerage firm.  Once the holder of the security has stripped or separated corpus and coupons, it may sell each component separately.  The principal or corpus is then sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments.  Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold bundled in such form. The underlying treasury security is held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the U.S. Treasury sells itself.

The U.S. Treasury has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and corpus payments on Treasury securities through the Federal Reserve book-entry record keeping system.  Under a Federal Reserve program known as “STRIPS” or “Separate Trading of Registered Interest and Principal of Securities,” a Fund may record its beneficial ownership of the coupon or corpus directly in the book-entry record-keeping system.

Factors Affecting the Value of Debt Securities.  The total return of a debt instrument is composed of two elements: the percentage change in the security’s price and interest income earned.  The yield to maturity of a debt security estimates its total return only if the price of the debt security remains unchanged during the holding period and coupon interest is reinvested at the same yield to maturity.  The total return of a debt instrument, therefore, will be determined not only by how much interest is earned, but also by how much the price of the security and interest rates change.

Interest Rates.  The price of a debt security generally moves in the opposite direction from interest rates (i.e., if interest rates go up, the value of the bond will go down, and vice versa).

Prepayment Risk.  This risk affects mainly mortgage-backed and asset-backed securities.  Unlike other debt securities, falling interest rates can hurt mortgage-backed securities, which may cause your share price to fall.  Lower rates motivate people to pay off mortgage-backed and asset-backed securities earlier than expected.  A Fund may then have to reinvest the proceeds from such prepayments at lower interest rates, which can reduce its yield.  The unexpected timing of mortgage and asset-backed prepayments caused by the variations in interest rates may also shorten or lengthen the average maturity of a Fund.  If left unattended, drifts in the average maturity of a Fund can have the unintended effect of increasing or reducing the effective duration of a Fund, which may adversely affect the expected performance of a Fund.

Call Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower yielding securities.  This is known as a call risk.  Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity.  An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

Extension Risk.  The other side of prepayment risk occurs when interest rates are rising.  Rising interest rates can cause a Fund’s average maturity to lengthen unexpectedly due to a drop in mortgage or other loan prepayments.  This would increase the sensitivity of a Fund to rising rates and its potential for price declines.  Extending the average life of a mortgage-backed security increases the risk of depreciation due to future increases in market interest rates.  For these reasons, mortgage-backed or asset-backed securities may be less effective than other types of debt securities as a means of “locking in” interest rates.

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Credit Rating.  Coupon interest is offered to holders of debt securities as compensation for assuming risk, although short-term Treasury securities, such as 3-month treasury bills, are considered “risk free.”  Corporate securities offer higher yields than Treasury securities because their payment of interest and complete repayment of principal is less certain.  The credit rating or financial condition of an issuer may affect the value of a debt security.  Generally, the lower the quality rating of a security, the greater the risks that the issuer will fail to pay interest and return principal.  To compensate holders for taking on increased risk, issuers with lower credit ratings usually offer a higher “risk premium” in the form of higher interest rates above comparable Treasury securities.

Changes in shareholder confidence regarding the certainty of interest and principal payments of a corporate debt security will result in an adjustment to this “risk premium.”  If an issuer’s outstanding debt carries a fixed coupon, adjustments to the risk premium must occur in the price, which affects the yield to maturity of the bond.  If an issuer defaults or becomes unable to honor its financial obligations, the bond may lose some or all of its value.

A security rated within the four highest rating categories by a rating agency is called “investment-grade” because its issuer is more likely to pay interest and repay principal than an issuer of a lower rated bond.  Adverse economic conditions or changing circumstances, however, may weaken the capacity of the issuer to pay interest and repay principal.  If a security is not rated or is rated under a different system, the Adviser or Sub - Adviser may determine that it is of investment-grade.  The Adviser or Sub-Adviser may retain securities that are downgraded, if it believes that keeping those securities is warranted.

Debt securities rated below investment-grade (junk bonds) are highly speculative securities that are usually issued by smaller, less creditworthy, and/or highly leveraged (indebted) companies.  A corporation may issue a junk bond because of a corporate restructuring or other similar event.  Compared with investment-grade bonds, junk bonds carry a greater degree of risk and their issuers are less likely to make payments of interest and repay principal.  Market developments and the financial and business condition of the corporation issuing these securities influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.  Insufficient liquidity in the junk bond market may make it more difficult to dispose of junk bonds and may cause a Fund to experience sudden and substantial price declines.  A lack of reliable, objective data or market quotations may make it more difficult to value junk bonds accurately.

Rating agencies are organizations that assign ratings to securities based primarily on the rating agency’s assessment of the issuer’s financial strength.  The Funds currently use ratings compiled by Moody’s, S&P, and Fitch.  Credit ratings are only an agency’s opinion, not an absolute standard of quality, and they do not reflect an evaluation of market risk.  See Exhibit A – Credit Ratings in the SAI for further information.

The Adviser or Sub-Adviser(s) may use ratings produced by ratings agencies as guidelines to determine the rating of a security at the time a Fund buys the security.  A rating agency may change its credit ratings at any time.  The Adviser or Sub - Adviser(s) monitor the rating of the security and will take appropriate actions if a rating agency reduces the security’s rating.  The Funds are not obligated to dispose of securities whose issuers subsequently are in default or which are downgraded below the above-stated ratings.  The Funds may invest in securities of any rating.

DERIVATIVE INSTRUMENTS

Derivatives are financial instruments whose value is based on an underlying asset, such as a stock or a bond or an underlying economic factor, such as an interest rate or a market benchmark.  Derivatives may be used to gain exposure to various markets in a cost efficient manner, to reduce transaction costs, or to remain fully invested.  Derivatives may also be used as protection from broad fluctuations in market prices, interest rates, or foreign currency exchange rates (a practice known as “hedging”).  When hedging is successful, a Fund will have offset any depreciation in the value of its portfolio securities by the appreciation in the value of the derivative position.  Although techniques other than the sale and purchase of derivatives could be used to control the exposure of a Fund to market fluctuations, the use of derivatives may be a more effective means of hedging this exposure.

Caps, Collars, and Floors.  Caps and floors have an effect similar to buying or writing options.  In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party.  For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level.  The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level.  An interest rate collar combines elements of buying a cap and selling a floor.

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Equity Linked Notes.  A Fund may purchase equity-linked notes (“ELNs”).  The principal or coupon payment on an ELN is linked to the performance of an underlying security or index.  ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors.  The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default.  Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments.  The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price in the future.  Futures contracts are traded on exchanges that have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant (an “ FCM ”) or brokerage firm that is a member of the relevant contract market.

The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”), and therefore are not subject to registration or regulation as a pool operator under the CEA.  In connection with this exclusion, the Funds are subject to special calls for information by the CFTC.

No purchase price is paid or received when a futures contract is entered into.  Instead, a Fund upon entering into a futures contract (and to maintain a Fund’s open positions in futures contracts) would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, or other assets, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.  In addition, in portfolios investing in fixed income securities, a futures contract may be used to modify the duration of the portfolio or particular securities in the portfolio.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund.  These subsequent payments, called “variation margin,” to and from the futures broker are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  A Fund expects to earn interest income on its initial and variation margin deposits.

A Fund will incur brokerage fees when it purchases and sells futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by a Fund will usually be liquidated in this manner, a Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous to a Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

In instances involving the purchase of futures contracts by a Fund, an amount of cash or other liquid assets, equal to the future commitments of the Fund created by such futures contracts (less any related margin deposits), will be segregated at its custodian, thereby ensuring that the use of such futures contract is unleveraged.  In instances involving the sale of futures or index futures contracts, the Fund will at all times cover such contracts by maintaining securities underlying such futures contracts, options to acquire offsetting futures contracts, liquid assets, and/or the liquid securities equal to the future commitments of the Fund created by the sale of such futures contracts.

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Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect a Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, a Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, a Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, a Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

For information concerning the risks associated with utilizing futures contracts, please see “Risks of Transactions in Futures Contracts Options” below.

Inverse Floaters.  Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates.  The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security.  These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Options.  Options are contracts that give the purchasing party the right to buy or sell the security that is subject to the option at a stated price during the option period and obligates the selling party to buy or sell such security at the stated price during the option period.  The types of options transactions that a Fund may utilize are discussed below.

Writing Call Options.  A call option is a contract which gives the purchaser of the option (in return for a premium paid) the right to buy, and the writer of the option (in return for a premium received) the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period.

A call option on a security is covered, for example, when the writer of the call option owns the security on which the option is written (or a security convertible into such a security without additional consideration) throughout the option period. A Fund will write covered call options both to reduce the risks associated with certain of its investments and to increase total investment return through the receipt of premiums.

In return for the premium income, a Fund will give up the opportunity to profit from an increase in the market price of the underlying security above the exercise price so long as its obligations under the contract continue, except insofar as the premium represents a profit.  Moreover, in writing the call option, a Fund will retain the risk of loss should the price of the security decline.  The premium is intended to offset that loss in whole or in part.

Unlike the situation in which a Fund owns securities not subject to a call option, a Fund, in writing call options, must assume that the call may be exercised at any time prior to the expiration of its obligation as a writer, and that in such circumstances the net proceeds realized from the sale of the underlying securities pursuant to the call may be substantially below the prevailing market price.

•
A Fund may terminate its obligation under an option it has written by buying an identical option.  Such a transaction is called a “closing purchase transaction.” A Fund will realize a gain or loss from a closing purchase transaction if the amount paid to purchase a call option is less or more than the amount received from the sale of the corresponding call option.  Also, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the exercise or closing out of a call option is likely to be offset in whole or part by unrealized appreciation of the underlying security owned by the Fund.  When an underlying security is sold from a Fund’s securities portfolio, the Fund will effect a closing purchase transaction so as to close out any existing covered call option on that underlying security.

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Writing Put Options.  The writer of a put option becomes obligated to purchase the underlying security at a specified price during the option period if the buyer elects to exercise the option before its expiration date.  When a Fund writes a put option, it will be required to “cover” it, for example, by segregating with its custodian cash, or other liquid securities having a value equal to or greater than the exercise price of the option. A Fund may write put options either to earn additional income in the form of option premiums (anticipating that the price of the underlying security will remain stable or rise during the option period and the option will therefore not be exercised) or to acquire the underlying security at a net cost below the current value (e.g., the option is exercised because of a decline in the price of the underlying security, but the amount paid by such Fund, offset by the option premium, is less than the current price).  The risk of either strategy is that the price of the underlying security may decline by an amount greater than the premium received.  The premium which a Fund receives from writing a put option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to that market price, the historical price volatility of the underlying security, the option period, supply and demand and interest rates. A Fund may effect a closing purchase transaction to realize a profit on an outstanding put option or to prevent an outstanding put option from being exercised.

Purchasing Put and Call Options.  When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price.  In return for this right, a Fund pays the current market price for the option (known as the “option premium”).  A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs.  However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.

Call options are similar to put options, except that a Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price.  A Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy.  A Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs.  Otherwise, a Fund would realize either no gain or a loss on the purchase of the call option.

The purchaser of an option may terminate its position by:

•	allowing it to expire and losing its entire premium;

•	exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or

•	closing it out in the secondary market at its current price.

Securities Index Options.  A Fund may write covered put and call options and purchase call and put options on securities indexes for the purpose of hedging against the risk of  unfavorable price movements adversely affecting the value of a Fund’s securities or securities it intends to purchase, or to gain exposure to specific securities markets represented by a particular index.  A Fund will only write “covered” options.  A call option on a securities index is considered covered, for example, if, so long as a Fund is obligated as the writer of the call, it holds securities equal in value to the future commitment of the Fund created by the sale of such options contracts.  Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash “exercise settlement amount” equal to (i) the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by (ii) a fixed “index multiplier.”  A securities index fluctuates with changes in the market value of the securities so included.

Options on Futures.  An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price.  Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option).  If the option is exercised, the parties will be subject to the futures contracts.  In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position.  Options on futures contracts are traded on the same contract market as the underlying futures contract.

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The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold.  The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.

A Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts.  A Fund may buy a put option on a futures contract for the same reasons it would sell a futures contract.  It also may purchase such put options in order to hedge a long position in the underlying futures contract.  A Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.

A Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts.  If the price of the futures contract at expiration were below the exercise price, a Fund would retain the option premium, which would offset, in part, any decline in the value of its securities.

The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, a Fund would pay more than the market price for the underlying instrument.  The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to a Fund.

A Fund will “cover” any options it writes on futures contracts by, for example, segregating cash or liquid securities with a Fund’s custodian and marking to market daily an amount sufficient to cover the futures contract.

Combined Positions.  A Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position.  For example, a Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument.  Alternatively, a Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase.  Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Forward Foreign Currency Exchange Contracts.  A forward foreign currency contract involves an obligation to purchase or sell a specific amount of currency at a future date or date range at a specific price.  In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee.  Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. Unlike futures contracts, forward contracts:

•	do not have standard maturity dates or amounts (i.e., the parties to the contract may fix the maturity date and the amount);
•
are traded in the inter-bank markets conducted directly between currency traders (usually large commercial banks) and their customers, as opposed to futures contracts which are traded only on exchanges regulated by the CFTC;

•	do not require an initial margin deposit; and
•	may be closed by entering into a closing transaction with the currency trader who is a party to the original forward contract, as opposed to a commodities exchange.

Foreign Currency Hedging Strategies.  A “settlement hedge” or “transaction hedge” is designed to protect a Fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received.  Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars “locks in” the U.S. dollar price of the security.  A Fund may also use forward contracts to purchase or sell a foreign currency when it anticipates purchasing or selling securities denominated in foreign currency, even if it has not yet selected the specific investments.

A Fund may use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the currency in which a Fund’s investment is denominated.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

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Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell.  They simply establish a rate of exchange that one can achieve at some future point in time.  Additionally, these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency and to limit any potential gain that might result from the increase in value of such currency.

A Fund may enter into forward contracts to shift its investment exposure from one currency into another. Such transactions may call for the delivery of one foreign currency in exchange for another foreign currency, including currencies in which its securities are not then denominated.  This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency.  This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased. Cross-hedges may protect against losses resulting from a decline in the hedged currency, but will cause a Fund to assume the risk of fluctuations in the value of the currency it purchases.  Cross hedging transactions also involve the risk of imperfect correlation between changes in the values of the currencies involved.

It is difficult to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract.  Accordingly, a Fund may have to purchase additional foreign currency on the spot market if the market value of a security it is hedging is less than the amount of foreign currency it is obligated to deliver.  Conversely, a Fund may have to sell on the spot market some of the foreign currency it received upon the sale of a security if the market value of such security exceeds the amount of foreign currency it is obligated to deliver.

Over-the-Counter Options.  A Fund may enter into contracts to write over-the-counter options with primary dealers.  A Fund has established standards of creditworthiness for these primary dealers, although a Fund may still be subject to the risk that firms participating in these transactions will fail to meet their obligations.

A Fund must treat its entire exposure under a contract as illiquid unless the contract provides that a Fund has the absolute right to repurchase the written option at any time at a repurchase price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula contained in the contract.  Although the specific details of the formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, that the option is “in-the-money” (i.e., the amount by which the price of the option exceeds the exercise price).  The formula will similarly take into account whether the option is “out-of-the-money.”  If a contract gives a Fund an absolute right to repurchase the written option at a pre-established formula price, a Fund would treat as illiquid only securities equal in amount to the formula price less the amount by which the option is “in-the-money.”

Swap Agreements.  A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc.  The nominal amount on which the cash flows are calculated is called the notional amount.  Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes, or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price.  The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund.  If a swap agreement calls for payments by a Fund, a Fund must be prepared to make such payments when due.  In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in a loss.

Generally, swap agreements have a fixed maturity date that will be agreed upon by the parties.  The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties, insolvency, or by mutual agreement, among others, and can be transferred by a party only with the prior written consent of the other party.  A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.  If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses.  In order to reduce the risk associated with leveraging, a Fund may cover its current obligations under swap agreements according to guidelines established by the SEC.

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Equity Swaps.  In a typical equity swap, one party agrees to pay another party the return on a stock, stock index, or basket of stocks in return for a specified interest rate.  By entering into an equity index swap, for example, the index receiver can gain exposure to stocks making up the index of securities without actually purchasing those stocks.  Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the return on the interest rate that a Fund will be committed to pay.

Interest Rate Swaps.  Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future.  Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.”  Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows.  Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different.  Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, a Fund could lose money by investing in an interest rate swap if interest rates change adversely.  For example, if a Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, a Fund may have to pay more money than it receives.  Similarly, if a Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, a Fund may receive less money than it has agreed to pay.

Currency Swaps.  A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency.  A Fund may enter into a currency swap when it has one currency and desires a different currency.  Typically, the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest.  Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract.  Changes in foreign exchange rates and changes in interest rates, as described above, may negatively affect currency swaps.

Credit Default Swaps.  A credit default swap is an agreement between a Fund and a counterparty that enables the Fund to buy or sell protection against a credit event related to a referenced debt obligation. One party, acting as a “ protection buyer ,” makes periodic payments to the other party, a “ protection seller ,” in exchange for a promise by the protection seller to make a payment to the protection buyer if a negative credit event (such as a delinquent payment or default) occurs with respect to a referenced bond or group of bonds.

Acting as a protection seller allows the Fund to create an investment exposure similar to owning a bond. Acting as a protection buyer allows the Fund potentially to reduce its credit exposure to a bond it owns or to take a “ short ” position in a bond it does not own. As the protection buyer in a credit default swap, a Fund may pay a premium (by means of periodic payments) in return for the right to deliver specified bonds or loans to the protection seller and receive the par (or other agreed-upon) value upon default or similar events by the issuer of the underlying reference obligation.  If no default occurs, the protection seller would keep the stream of payments and would have no further obligations to the Fund.  As the protection buyer, the Fund bears the risk that the investment might expire worthless and/or that the protection seller may fail to satisfy its payment obligations to the Fund in the event of a default or similar event.  In addition, when the Fund is a protection buyer, the Fund’s investment would only generate income in the event of an actual default or similar event by the issuer of the underlying reference obligation.

A Fund may also use credit default swaps for investment purposes by selling a credit default swap, in which case, the Fund, as the protection seller, would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the protection buyer in the event of a default or similar event by the third-party issuer of the underlying reference obligation.  In return for its obligation, the Fund would receive from the protection buyer a periodic stream of payments over the term of the contract.  If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.

As the protection seller in a credit default swap, the Fund effectively adds economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they may be difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty).

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Risks of Derivatives

While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks.  For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of a Fund than if it had not entered into any derivatives transactions.  Derivatives may magnify a Fund’s gains or losses, causing it to make or lose substantially more than it invested.

When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative.  Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.

Correlation of Prices. A Fund’s ability to hedge its securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities.  In the case of poor correlation, the price of the securities a Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument.  The Sub-Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge.  However, if a Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, a Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

•	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;

•
a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits, or trading of an instrument stops; and

•	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrower index of securities, such as those of a particular industry group, may present greater risk than derivatives based on a broad market index.  Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of a Fund.  A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect a Fund against a price decline resulting from deterioration in the issuer’s creditworthiness.  Because the value of a Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of a Fund’s investments precisely over time.

Lack of Liquidity. Before a futures contract or option is exercised or expires, a Fund can terminate it only by entering into a closing purchase or sale transaction.  Moreover, a Fund may close out a futures contract only on the exchange the contract was initially traded.  Although a Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist.  If there is no secondary market for the contract, or the market is illiquid, a Fund may not be able to close out its position.  In an illiquid market, a Fund may:

•	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;

•	have to purchase or sell the instrument underlying the contract;

•	not be able to hedge its investments; and

•	not be able to realize profits or limit its losses.

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Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

•	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives or all derivatives, which sometimes occurs because of increased market volatility;

•	unusual or unforeseen circumstances may interrupt normal operations of an exchange;

•	the facilities of the exchange may not be adequate to handle current trading volume;

•	equipment failures, government intervention, insolvency of a brokerage firm, or clearing house or other occurrences may disrupt normal trading activity; or

•	investors may lose interest in a particular derivative or category of derivatives.

Management Risk. If the Sub-Adviser incorrectly predicts stock market and interest rate trends, a Fund may lose money by investing in derivatives.  For example, if a Fund were to write a call option based on the Sub-Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, a Fund could be required to sell the security upon exercise at a price below the current market price.  Similarly, if a Fund were to write a put option based on the Sub-Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, a Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Margin. Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

Volatility and Leverage. The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

•	actual and anticipated changes in interest rates;

•	fiscal and monetary policies; and

•	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day.  Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day.  Once the price of a derivative reaches this value, a Fund may not trade that derivative at a price beyond that limit.  The daily limit governs only price movements during a given day and does not limit potential gains or losses.  Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage.  Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to a Fund and it may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, a Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement.  A Fund may lose its margin deposits if a broker-dealer with whom it has an open futures contract or related option becomes insolvent or declares bankruptcy.

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FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies.  These risks and considerations include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability (any of which could affect U.S. investment in foreign countries) and potential restrictions on the flow of international capital and currencies.  Foreign issuers may also be subject to less government regulation than U.S. companies.  Moreover, the dividends and interest payable on foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to a Fund’s shareholders.  Further, foreign securities often trade with less frequency and volume than domestic securities and, therefore, may exhibit greater price volatility.  Changes in foreign exchange rates will affect, favorably or unfavorably, the value of those securities, which are denominated or quoted in currencies other than the U.S. dollar.

American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), and Global Depositary Receipts (“GDRs”).  ADRs are securities, typically issued by a U.S. financial institution (a “depositary”), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary.  EDRs are receipts issued by non-U.S. banks or trust companies and foreign branches of U.S. banks that evidence ownership of the underlying foreign securities.  GDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are securities, typically issued by a non-U.S. financial institution, that evidence ownership interests in a security or a pool of securities issued by either a U.S. or foreign issuer.  ADRs, EDRs, GDRs, and CDRs may be available for investment through “sponsored” or “unsponsored” facilities.  A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the receipt’s underlying security.

Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility.  The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.  ADRs, EDRs, and GDRs are considered foreign securities for purposes of a Fund.   Old Mutual Analytic Fund and Old Mutual Copper Rock Emerging Growth Fund may invest up to 20% of their total assets in foreign securities.  ADRs are not considered foreign securities for purposes of this limitation.

Emerging Markets. An “emerging country” is generally a country that the International Bank for Reconstruction and Development (World Bank) and the International Finance Corporation would consider to be an emerging or developing country.  Typically, emerging markets are in countries that are in the process of industrialization, with lower gross national products (GNP) than more developed countries.  There are currently over 130 countries that the international financial community generally considers to be emerging or developing countries, approximately 40 of which currently have stock markets.  These countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe.

Foreign Currency Transactions.  A Fund may hold foreign currency deposits from time to time, and may convert dollars and foreign currencies in the foreign exchange markets.  Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.  Currencies may be exchanged on a spot (i.e., cash) basis, or by entering into forward contracts to purchase or sell foreign currencies at a future date and price.  Forward contracts generally are traded in an interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  The parties to a forward contract may agree to offset or terminate the contract before maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

A Fund may use currency forward contracts (often three month contracts) to manage currency risks and to facilitate transactions in foreign securities.  The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a Fund.

In connection with purchases and sales of securities denominated in foreign currencies, a Fund may enter into currency forward contracts to fix a definite price for the purchase or sale in advance of the trade’s settlement date.  This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.”  The Adviser or Sub-Adviser may enter into settlement hedges in the normal course of managing a Fund’s foreign investments.  A Fund may also enter into forward contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by the Adviser or Sub-Adviser.

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A Fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency.  For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound’s value.  Such a hedge, sometimes referred to as a “position hedge,” would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors.  A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling – for example, by entering into a forward contract to sell euros in return for U.S. dollars.  This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars.  Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Successful use of forward currency contracts will depend on the skill of the Adviser or Sub-Adviser in analyzing and predicting currency values.  Forward contracts may substantially change a Fund’s investment exposure to changes in currency exchange rates and could result in losses to a Fund if currencies do not perform as the Adviser or Sub-Adviser anticipate.  For example, if a currency’s value rose at a time when the Adviser or Sub-Adviser had hedged a Fund by selling that currency in exchange for dollars, a Fund would be unable to participate in the currency’s appreciation.  If the Adviser or Sub-Adviser hedges a Fund’s currency exposure through proxy hedges, a Fund could realize currency losses from the hedge and the security position at the same time if the two currencies do not move in tandem.  Similarly, if the Adviser or Sub-Adviser increases a Fund’s exposure to a foreign currency and that currency’s value declines, a Fund will realize a loss.  There is no assurance that the use of forward currency contracts by the Adviser or Sub-Adviser will be advantageous to a Fund or that it will hedge at an appropriate time.

Investment Funds. Some emerging countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized. Investments in these investment funds are subject to the provisions of the 1940 Act.  Shareholders of a Fund that invest in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the adviser), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a premium over their net asset value.

Risks of Foreign Securities

Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments.

Political and Economic Factors. Local political, economic, regulatory, or social instability, military action or unrest, or adverse diplomatic developments may affect the value of foreign investments.  Listed below are some of the more important political and economic factors that could negatively affect an investment in foreign securities:

•
the economies of foreign countries may differ from the economy of the U.S. in such areas as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, budget deficits, and national debt;

•
foreign governments sometimes participate to a significant degree, through ownership interests or regulation, in their respective economies, which could significantly influence the market prices of securities and payment of dividends;

•
the economies of many foreign countries are dependent on international trade and their trading partners and they could be severely affected if their trading partners were to enact protective trade barriers and economic conditions;

•
the internal policies of a particular foreign country may be less stable than in the U.S. other countries face significant external political risks, such as possible claims of sovereignty by other countries or tense and sometimes hostile border clashes; and

•
a foreign government may act adversely to the interests of U.S. investors, including expropriation or nationalization of assets, confiscatory taxation, and other restrictions on U.S. investment.  A country may restrict or control foreign investments in its securities markets.  These restrictions could limit a Fund’s ability to invest in a particular country or make it very expensive for a Fund to invest in that country.  Some countries require prior governmental approval or limit the types or amount of securities or companies in which a foreigner can invest.  Other companies may restrict the ability of foreign investors to repatriate their investment income and capital gains.

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Information and Supervision. There is generally less publicly available information about foreign companies than companies based in the United States.  For example, there are often no reports and ratings published about foreign companies comparable to the ones written about U.S. companies.  Foreign companies are typically not subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.  The lack of comparable information makes investment decisions concerning foreign companies more difficult and less reliable than domestic companies.

Stock Exchange and Market Risk. The Sub-Adviser anticipates that in most cases an exchange or over-the-counter (OTC) market located outside of the United States. will be the best available market for foreign securities.  Foreign stock markets, while growing in volume and sophistication, are generally not as developed as the markets in the United States Foreign stock markets tend to differ from those in the United States in a number of ways.

Foreign stock markets:

•	are generally more volatile than, and not as developed or efficient as, those in the United States;

•	have substantially less volume;

•	trade securities that tend to be less liquid and experience rapid and erratic price movements;

•	have generally higher commissions and are subject to set minimum rates, as opposed to negotiated rates;

•	employ trading, settlement, and custodial practices less developed than those in U.S. markets; and

•	may have different settlement practices, which may cause delays and increase the potential for failed settlements.

Foreign markets may offer less protection to shareholders than U.S. markets because:

•	foreign accounting, auditing, and financial reporting requirements may render a foreign corporate balance sheet more difficult to understand and interpret than one subject to U.S. law and standards;

•	adequate public information on foreign issuers may not be available, and it may be difficult to secure dividends and information regarding corporate actions on a timely basis;

•	in general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States;

•	OTC markets tend to be less regulated than stock exchange markets and, in certain countries, may be totally unregulated;

•	economic or political concerns may influence regulatory enforcement and may make it difficult for shareholders to enforce their legal rights; and

•
restrictions on transferring securities within the United States or to U.S. persons may make a particular security less liquid than foreign securities of the same class that are not subject to such restrictions.

Foreign Currency Risk. While a Fund denominates its net asset value in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are:

•	it may be expensive to convert foreign currencies into U.S. dollars and vice versa;

•	complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates;

•
government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces;

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•
there may be no systematic reporting of last sale information for foreign currencies or regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis;

•
available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and

•
the inter-bank market in foreign currencies is a global, around-the-clock market. To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Taxes. Certain foreign governments levy withholding taxes on dividend and interest income.  Although in some countries it is possible for a Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income the Fund receives from its investments.  The Funds do not expect such foreign withholding taxes to have a significant impact on performance.

Emerging Markets. Investing in emerging markets may magnify the risks of foreign investing. Security prices in emerging markets can be significantly more volatile than those in more developed markets, reflecting the greater uncertainties of investing in less established markets and economies.  In particular, countries with emerging markets may:

•	have relatively unstable governments;

•	present greater risks of nationalization of businesses, restrictions on foreign ownership, and prohibitions on the repatriation of assets;

•	offer less protection of property rights than more developed countries; and

•
have economies that are based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of holdings difficult or impossible at times.

INVESTMENT COMPANY SHARES

A Fund may invest in shares of other investment companies (including Standard & Poor’s Depository Receipts - “SPDRs” and other exchange traded funds such as iShares).  Since such other investment companies pay management fees and other expenses, shareholders of a Fund would pay both Fund expenses and indirectly the expenses of underlying funds with respect to Fund assets invested therein.  Applicable regulations prohibit a Fund from acquiring the securities of other investment companies that are not “part of the same group of investment companies” if, as a result of such acquisition: (i) a Fund owns more than 3% of the total voting stock of the company; (ii) more than 5% of a Fund’s total assets are invested in securities of any one investment company; or (iii) more than 10% of the total assets of a Fund are invested in securities (other than treasury stock) issued by all investment companies.

Notwithstanding the foregoing, the Funds may invest any amount, pursuant to Rule 12d1-1 under the 1940 Act, in affiliated or unaffiliated investment companies that hold themselves out as “money market funds” and which operate in accordance with Rule 2a-7, as amended, under the 1940 Act.  A Fund’s purchase of securities of other investment companies may result in the indirect payment of additional management and distribution fees.

The indirect fees incurred by a Fund with respect to its investments in an affiliated or unaffiliated fund are included in the Acquired Fund Fees and Expenses in the Fund’s annual Fees and Expenses Tables if such Expenses are at least 0.01% of the Fund’s average net assets.

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ILLIQUID INVESTMENTS

Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board, the Adviser or Sub-Adviser determines the liquidity of a Fund’s investments and, through reports from the Adviser or Sub-Adviser, the Board monitors investments in illiquid instruments.  In determining the liquidity of a Fund’s investments, the Adviser or Sub-Adviser may consider various factors including:  (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the market place for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).  Investments currently considered by a Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, over-the-counter options and non-government stripped fixed-rate mortgage backed securities.  Also, the Adviser or Sub-Adviser may determine some government-stripped fixed-rate mortgage backed securities, loans and other direct debt instruments and swap agreements to be illiquid.  However, with respect to over-the-counter options a Fund writes, all or a portion of the value of the underlying instrument may be illiquid depending on the assets held to cover the option and the nature and terms of any agreement a Fund may have to close out the option before expiration.  In the absence of market quotations, illiquid investments are priced at fair value as determined in good faith by a committee appointed by the Board.  If, through a change in values, net assets or other circumstances, a Fund was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

RESTRICTED SECURITIES

Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering.  Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time a Fund may be permitted to sell a security under an effective registration statement.  If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  Moreover, investing in Rule 144A securities (i.e., securities that qualify for resale under Rule 144A under the 1933 Act) would have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.  Also, restricted securities may be difficult to value because market quotations may not be readily available.  Restricted securities do not include Rule 144A securities that are determined by the Adviser or Sub-Adviser to be liquid.

REPURCHASE AGREEMENTS

Repurchase agreements are agreements by which a person (e.g., a Fund) obtains a security and simultaneously commits to return the security to the seller (a member bank of the Federal Reserve System or primary securities dealer as recognized by the Federal Reserve Bank of New York) at an agreed upon price (including principal and interest) on an agreed upon date within a number of days (usually not more than seven) from the date of purchase.  The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the underlying security.  A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying security.

Repurchase agreements are considered to be loans by a Fund for purposes of its investment limitations.  The repurchase agreements entered into by a Fund will provide that the underlying security at all times will have a value at least equal to 102% of the resale price stated in the agreement.  With respect to all repurchase agreements entered into by a Fund, a Fund’s custodians or their agents must take possession of the underlying collateral.  However, if the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale, including accrued interest, are less than the resale price provided in the agreement including interest.  In addition, even though the Bankruptcy Code provides protection for most repurchase agreements, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if a Fund is treated as an unsecured creditor of the seller and is required to return the underlying security to the seller’s estate.

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MORTGAGE-BACKED SECURITIES

Securities that include interests in pools of lower-rated debt securities, consumer loans or mortgages or complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities.  The value of these securities may be significantly affected by changes in interest rates, the market’s perception of the issuers and the creditworthiness of the parties involved.  Some securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their value highly volatile.  These securities may also be subject to prepayment risk.

Asset-Backed Securities.  These securities are interests in pools of a broad range of assets other than mortgages, such as automobile loans, computer leases, and credit card receivables.  Like mortgage-backed securities, these securities are pass-through.  In general, the collateral supporting these securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments with interest rate fluctuations.

Asset-backed securities present certain risks that are not presented by mortgage-backed securities.  Primarily, these securities may not have the benefit of any security interest in the related assets, which raises the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.  For example, credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which allow debtors to reduce their balances by offsetting certain amounts owed on the credit cards.  Most issuers of asset-backed securities backed by automobile receivables permit the servicers of such receivables to retain possession of the underlying obligations.  If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related asset-backed securities.  Due to the quantity of vehicles involved and requirements under state laws, asset-backed securities backed by automobile receivables may not have a proper security interest in all of the obligations backing such receivables.

To lessen the effect of failures by obligors on underlying assets to make payments, the entity administering the pool of assets may agree to ensure the receipt of payments on the underlying pool occurs in a timely fashion (“liquidity protection”).  In addition, asset-backed securities may obtain insurance, such as guarantees, policies, or letters of credit obtained by the issuer or sponsor from third parties, for some or all of the assets in the pool (“credit support”).  Delinquency or loss more than that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

A Fund may also invest in residual interests in asset-backed securities, which is the excess cash flow remaining after making required payments on the securities and paying related administrative expenses.  The amount of residual cash flow resulting from a particular issue of asset-backed securities depends in part on the characteristics of the underlying assets, the coupon rates on the securities, prevailing interest rates, the amount of administrative expenses, and the actual prepayment experience on the underlying assets.

Collateralized Mortgage Obligations (CMOs).  CMOs are hybrids between mortgage-backed bonds and mortgage pass-through securities.  Similar to a bond, CMOs usually pay interest monthly and have a more focused range of principal payment dates than pass-through securities.  While CMOs may be collateralized by whole mortgage loans, CMOs are more typically collateralized by mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

A Real Estate Mortgage Investment Conduit (“REMIC”) is a CMO that qualifies for special tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”) and invests in certain mortgages primarily secured by interests in real property and other permitted investments.

CMOs are structured into multiple classes, each bearing a different stated maturity.  Each class of CMO or REMIC certificate, often referred to as a “tranche,” is issued at a specific interest rate and must be fully retired by its final distribution date.  Generally, all classes of CMOs or REMIC certificates pay or accrue interest monthly.  Investing in the lowest tranche of CMOs and REMIC certificates involves risks similar to those associated with investing in equity securities.

Commercial Banks, Savings and Loan Institutions, Private Mortgage Insurance Companies, Mortgage Bankers, and Other Secondary Market Issuers.  Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional mortgage loans.  In addition to guaranteeing the mortgage-related security, such issuers may service and/or have originated the underlying mortgage loans.  Pools created by these issuers generally offer a higher rate of interest than pools created by GNMA, FNMA, and FHLMC because they are not guaranteed by a government agency.

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U.S. Government Agency Obligations.  Certain Federal agencies such as the Government National Mortgage Association (“GNMA”) have been established as instrumentalities of the United States Government to supervise and finance certain types of activities.  Securities issued by these agencies, while not direct obligations of the United States Government, are either backed by the full faith and credit of the United States (e.g., GNMA securities) or supported by the issuing agencies’ right to borrow from the Treasury.  The securities issued by other agencies are supported only by the credit of the instrumentality (e.g., Tennessee Valley Authority securities).  U.S. government agency securities represent a higher risk of default than U.S. government securities.

Federal National Mortgage Association (“Fannie Mae”) is a government-sponsored corporation owned entirely by private stockholders.  Fannie Mae is regulated by the Secretary of Housing and Urban development.  Fannie Mae purchases conventional mortgages from a list of approved sellers and service providers, including state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.  Securities issued by Fannie Mae are agency securities, which means Fannie Mae, but not the U.S. government, guarantees their timely payment of principal and interest.

Federal Home Loan Mortgage Corporation (“Freddie Mac”) is a corporate instrumentality of the U.S. government whose stock is owned by the twelve Federal Home Loan Banks.  Congress created Freddie Mac in 1970 to increase the availability of mortgage credit for residential housing.  Freddie Mac issues Participation Certificates (PCs) which represent interests in conventional mortgages.  Like Fannie Mae, Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

On September 7, 2008, Fannie Mae and Freddie Mac were placed under the conservatorship of the Federal Housing Finance Agency (“ FHFA ”) to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving Fannie Mae and Freddie Mac’s assets and property and putting Fannie Mae and Freddie Mac in a sound and solvent position. Under the conservatorship, the management of Fannie Mae and Freddie Mac was replaced. Additionally, Fannie Mae and Freddie Mac modestly increased their mortgage-backed security portfolios through the end of 2009 and are expected to gradually reduce such portfolios at the rate of 10% per year until stabilizing at a lower, less risky size.

Since 2009, both Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve purchases of the entities’ mortgage-backed securities . The U.S. Treasury announced in December 2009 that it would continue that support for the entities' capital as necessary to prevent a negative net worth through at least 2012.  However , the Federal Reserve’s purchases of mortgage-backed securities ended in 2010. While the U.S. Treasury is committed to offset negative equity at Fannie Mae and Freddie Mac through its preferred stock purchases through 2012 , no assurance can be given that the Federal Reserve, U.S. Treasury or FHFA initiatives discussed earlier will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue beyond that date.

In February 2011, the Obama Administration produced a report to Congress outlining proposals to wind down Fannie Mae and Freddie Mac and reduce the government’s role in the mortgage market.  Discussions among policymakers continue, however, as to whether Fannie Mae and Freddie Mac should be nationalized, privatized, restructured, or eliminated altogether.  Fannie Mae and Freddie Mac also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.  Importantly, the future of the entities is in question as the U.S. Government considers multiple options regarding the future of Fannie Mae and Freddie Mac.

Mortgage Dollar Rolls.  A Fund may invest in mortgage dollar rolls.  In a mortgage dollar roll, a Fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date.  A Fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount.  As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive a Fund of obtaining a beneficial investment.  In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction.  Furthermore, the transaction costs may exceed the return earned by a Fund from the transaction.

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Receipts.  Separately traded interest and principal component parts of U.S. Treasury obligations that are issued by banks or brokerage firms and are created by depositing U.S. Treasury obligations into a special account at a custodian bank.  The custodian bank holds the interest and principal payments for the benefit of the registered owners of the receipts.  The custodian bank arranges for the issuance of the receipts evidencing ownership and maintains the register.

Stripped Mortgage-Backed Securities.  Stripped mortgage-backed securities are derivative multiple-class mortgage-backed securities.  Stripped mortgage-backed securities usually have two classes that receive different proportions of interest and principal distributions on a pool of mortgage assets.  Typically, one class will receive some of the interest and most of the principal, while the other class will receive most of the interest and the remaining principal.  In extreme cases, one class will receive all of the interest (“interest only” or “IO” class) while the other class will receive the entire principal (“principal only” or “PO” class).  The cash flows and yields on IOs and POs are extremely sensitive to the rate of principal payments (including prepayments) on the underlying mortgage loans or mortgage-backed securities.  A rapid rate of principal payments may adversely affect the yield to maturity of IOs.  Slower than anticipated prepayments of principal may adversely affect the yield to maturity of a PO.  The yields and market risk of interest only and principal only stripped mortgage-backed securities, respectively, may be more volatile than those of other fixed income securities, including traditional mortgage-backed securities.

Variable and Floating Rate Instruments.  Certain of the obligations purchased by a Fund may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes.  Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index.  The interest rates on these securities may be reset daily, weekly, quarterly, or some other reset period, and may have a floor or ceiling on interest rate changes.  There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.  A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

Risks of Mortgage-Backed Securities.  Yield characteristics of mortgage-backed securities differ from those of traditional debt securities in a variety of ways.  For example, payments of interest and principal are more frequent (usually monthly) and their interest rates are sometimes adjustable.  In addition, a variety of economic, geographic, social, and other factors, such as the sale of the underlying property, refinancing or foreclosure, can cause shareholders to repay the loans underlying a mortgage-backed security sooner than expected.  If the prepayment rates increase, a Fund may have to reinvest its principal at a rate of interest that is lower than the rate on existing mortgage-backed securities.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

When-issued and delayed-delivery securities are securities subject to settlement on a future date.  For fixed income securities, the interest rate realized on when-issued or delayed-delivery securities is fixed as of the purchase date and no interest accrues to a Fund before settlement.  These securities are subject to market fluctuation due to changes in market interest rates and will have the effect of leveraging a Fund’s assets.  A Fund is permitted to invest in forward commitments or when-issued securities where such purchases are for investment and not for leveraging purposes.

SECURITIES LENDING

A Fund may lend a portion of its total assets to broker-dealers or other financial institutions.  It may then reinvest the collateral it receives in short-term securities and money market funds.  If a Fund lends its securities, it will follow the following guidelines:

•	the borrower must provide collateral at least equal to the market value of the securities loaned;

•	the collateral must consist of cash, an irrevocable letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the U.S. government;

•	the borrower must add to the collateral whenever the price of the securities loaned rises (i.e., the borrower “marks to the market” on a daily basis);

•	a Fund must be able to terminate the loan at any time;

•	a Fund must receive reasonable interest on the loan (which may include a Fund investing any cash collateral in interest bearing short-term investments); and

•	a Fund must determine that the borrower is an acceptable credit risk.

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These risks are similar to the ones involved with repurchase agreements.  When a Fund lends securities, there is a risk that the borrower will become financially unable to honor its contractual obligations.  If this happens, a Fund could:

•	lose its rights in the collateral and not be able to retrieve the securities it lent to the borrower; and

•	experience delays in recovering its securities.

SHORT SALES

Description of Short Sales.  A security is sold short when a Fund sells a security it does not own.  To sell a security short, a Fund must borrow the security from someone else to deliver it to the buyer.  A Fund then replaces the borrowed security by purchasing it at the market price at or before the time of replacement.  Until it replaces the security, a Fund repays the person that lent it the security for any interest or dividends that may have accrued during the period of the loan.  Because a Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

A Fund typically sells securities short to:

•	take advantage of an anticipated decline in prices; or

•	protect a profit in a security it already owns.

A Fund can lose money if the price of the security it sold short increases between the date of the short sale and the date on which a Fund replaces the borrowed security.  Likewise, a Fund can profit if the price of the security declines between those dates.

To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.  A Fund will incur transaction costs in effecting short sales.  A Fund’s gains and losses will be decreased or increased, as the case may be, by the amount of the premium, dividends, interest, or expenses a Fund may be required to pay in connection with a short sale.

The broker will retain the net proceeds of the short sale to the extent necessary to meet margin requirements until the short position is closed out.

Short Sales Against the Box.  In addition, a Fund may engage in short sales “against the box.”  In a short sale against the box, a Fund agrees to sell at a future date a security that it either currently owns or has the right to acquire at no extra cost.  A Fund will incur transaction costs to open, maintain, and close short sales against the box.

Restrictions on Short Sales.  A Fund will not short sell a security if:

•
after giving effect to such short sale, the total market value of all securities sold short would exceed 33% of the value of a Fund’s net assets with regard to Old Mutual Analytic Fund , or 25% of the value of a Fund’s net assets with regard to Old Mutual Copper Rock Emerging Growth Fund or Old Mutual International Equity Fund;

•	the market value of the securities of any single issuer that have been sold short by a Fund would exceed 2% of the value of a Fund’s net assets; and

•	such securities would constitute more than 2% of any class of the issuer’s securities.

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REAL ESTATE INVESTMENT TRUSTS (“REITs”)

REITs are trusts that sell equity or debt securities to investors and use the proceeds to invest in real estate or interests therein.  A REIT may focus on particular projects, such as apartment complexes, or geographic regions, such as the southeastern United States, or both.

To the extent that a Fund invests in REITs, a Fund could conceivably own real estate directly as a result of a default on the securities it owns.  A Fund, therefore, may be subject to certain risks associated with the direct ownership of real estate, including difficulties in valuing and trading real estate, declines in the value of real estate, risks related to general and local economic conditions, adverse changes in the climate for real estate, environmental liability risks, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, and increases in interest rates.

In addition to the risks described above, equity REITs may be affected by any changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended.  Equity and mortgage REITs are dependent upon management skill, are not diversified and are therefore subject to the risk of financing single or a limited number of projects.  Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to maintain an exemption from registration under the 1940 Act.  Changes in interest rates may also affect the value of debt securities held by a Fund.  By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs.

INTER-FUND LOANS

A Fund may lend uninvested cash up to 15% of their net assets to current and future funds advised by the Adviser or an affiliate of the Adviser as well as portfolios of other registered investment companies whose investment adviser is controlling, controlled by or under common control with the Adviser (“Affiliated Funds”) and a Fund may borrow from other Affiliated Funds to the extent permitted under a Fund’s investment restrictions.  If a Fund has borrowed from other Affiliated Funds and has aggregate borrowings from all sources that exceed 10% of a Fund’s total assets, a Fund will secure all of its loans from other Affiliated Funds.  The ability of a Fund to lend its securities to other Affiliated Funds is subject to certain other terms and conditions contained in an exemptive order issued to affiliates of the Trust and the Adviser.

SENIOR SECURITIES

The term “senior security”, as defined in Section 18(g) of the 1940   Act, means any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends; and “senior security representing indebtedness” means any senior security other than stock.

The term “senior security” will not include any promissory note or other evidence of indebtedness issued in consideration of any loan, extension or renewal thereof, made by a bank or other person and privately arranged, and not intended to be publicly distributed; nor will such term include any such promissory note or other evidence of indebtedness in any case where such a loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time when the loan is made.  A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed; otherwise it will be presumed not to be for temporary purposes.  Any such presumption may be rebutted by evidence.

TEMPORARY DEFENSIVE POSITIONS

Under normal market conditions, a Fund expects to be invested in its primary investments, as described above.  However, for temporary defensive purposes, when the Sub-Adviser determines that market, economic, political or other conditions warrant, a Fund may invest up to 100% of its assets in cash and money market instruments (consisting of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities; certificates of deposit, time deposits, and bankers’ acceptances issued by banks or savings and loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating organization; repurchase agreements involving such securities; and, to the extent permitted by applicable law and a Fund’s investment restrictions, shares of other investment companies investing solely in money market securities).  To the extent a Fund is invested in temporary defensive instruments, it will not be pursuing its investment objective.

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OTHER INVESTMENTS

Subject to prior disclosure to shareholders, the Board may, in the future, authorize a Fund to invest in securities other than those listed here and in the Prospectus, provided that such investment would be consistent with a Fund’s investment objective and that it would not violate any fundamental investment policies or restrictions applicable to a Fund.

PORTFOLIO TURNOVER

Portfolio turnover will tend to rise during periods of economic turbulence and decline during periods of stable growth.  A higher turnover rate (100% or more) increases transaction costs (e.g., brokerage commissions) and increases realized gains and losses.  High rates of portfolio turnover necessarily result in correspondingly greater brokerage and portfolio trading costs, which are paid by a Fund.  Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs.  In addition to portfolio trading costs, higher rates of portfolio turnover may result in the realization of capital gains.  To the extent net short-term capital gains are realized, any distributions resulting from such gains are considered ordinary income for federal income tax purposes.

The portfolio turnover rates for the Funds for the periods ended July 31, 2010 and July 31, 2011 are as follows:

	July 31, 2010	July 31, 2011
Old Mutual Analytic Fund	168.45%	231.43%
Old Mutual Copper Rock Emerging Growth Fund	248.88%	194.26%
Old Mutual International Equity Fund	92.20%	39.69%

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust and Old Mutual Capital, Inc. have adopted a Portfolio Holdings Communication Policy (the “Holdings Policy”) to safeguard Fund holdings information. Under the Holdings Policy, portfolio holdings information related to a Fund, including the top holdings, will be made available to the general public, at oldmutualfunds.com, fifteen calendar days after the end of each calendar quarter.  A Fund’s portfolio holdings as of a period end are publicly disclosed four times per year with the SEC on Form N-CSR or Form N-Q.  These reports are available, free of charge, on the SEC’s website, at www.sec.gov.  Service providers that have contracted to provide services to the Trust (including the custodian, administrator, sub-administrator, broker-dealers in connection with the purchase or sale of securities or requests for price quotations or bids, counsel to the Trust, the Trust’s auditors, and certain others) and which require portfolio holdings information in order to perform those services may receive Fund holdings information prior to and more frequently than the public disclosure of such information (“non-standard disclosure”).  These service providers are required to maintain the confidentiality of the information disclosed either by explicit agreement or by virtue of their respective duties to the Trust.  Non-standard disclosure of portfolio holdings information may also be provided to entities that provide a service to the Adviser or the Trust, provided that the service is related to the investment advisory services that the Adviser provides to the Trust.

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Non-standard disclosure of portfolio holdings may only be made subject to the following conditions:

•	a written request for non-standard disclosure must be submitted to and approved in writing by either the Adviser’s chief compliance officer or general counsel;

•	the request must relate to an appropriate business purpose; and

•
the holdings information is disclosed pursuant to the terms of a written confidentiality agreement between the Adviser and the recipient of the holdings information, unless such party is a regulatory or other governmental entity.

The Board has approved this portfolio holdings disclosure policy and must approve any material change to the policy.  In addition, the Adviser regularly presents to the Board a list of recipients, if any, of non-standard disclosure of portfolio holdings information.  In no event shall the Trust, Adviser, Sub-Adviser(s), or any other entity receive any compensation in connection with the disclosure of a Fund’s portfolio holdings.

Listed below are the entities that currently receive non-standard disclosure of fund holdings information.  Neither the Trust, the Adviser, nor any other entity receives any compensation or other consideration in connection with each such arrangement.

Entity Name	Frequency of Holdings Disclosure	Restrictions on Use of Holdings Information
FactSet Research Systems, Inc.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed.  All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Old Mutual Fund Services	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Ibbotson Associates Advisors, LLC	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Gordon, Haskett & Co.	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Bloomberg	Top 10 fund holdings are disclosed 25 days after the end of each calendar month.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

The Bank of New York Mellon	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

RiskMetrics Group / ISS	Full holdings are disclosed on a daily basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

Standard & Poors	Full holdings are disclosed on a weekly basis.
Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement and there is a prohibition of trading based on the information received.

iMoneyNet	Forms N-MFP are disclosed prior to being made available to public on SEC website.	Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement.
Investment Company Institute	Forms N-MFP are disclosed prior to being made available to public on SEC website.	Holdings information may only be used for the specific and legitimate business purpose to which the parties agreed. All holdings information is subject to a confidentiality agreement.

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TRUSTEES AND OFFICERS OF THE TRUST

MANAGEMENT OF THE TRUST

The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware.  The Board has approved contracts under which, as described above, certain companies provide essential management services to the Trust.  The Board is responsible for approving each Fund’s investment goals, policies, and investment strategies, as well as any amendments thereto recommended by the Adviser.  The Board also oversees the operation of the Trust by its officers and various service providers as they affect a Fund, but they do not actively participate in the day-to-day operation of or decision making process related to a Fund.

The Trustees have no official term of office and generally serve until they reach the mandated retirement age of 72, resign, or are not reelected.  The Trustees and executive officers of the Trust and their principal occupations for the last five years, or that are relevant to their duties as Trustees, are set forth below.  Each may have held other positions with the named companies during that period.  The address for each of the Trustees and executive officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

Independent Trustees

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
L. Kent Moore Age: 56	Chairman of the Board and Trustee	Since 2004	Managing Member, Eagle River Ventures, LLC (investments) since 2003. Chairman, Foothills Energy Ventures, LLC, since 2006. Partner, WillSource Enterprise, LLC (oil and gas exploration and production), 2005 to 2006. Managing Director, High Sierra Energy, LP (holding company of natural resource related businesses), 2004 to 2005. Portfolio Manager and Vice President of Janus Capital Corp., 2000 to 2002. Senior Analyst and Portfolio Manager, Marsico Capital Management, 1997 to 1999.	20
Chairman of the Board and Trustee of Old Mutual Funds II since 2010. Trustee of TS&W/Claymore Tax-Advantaged Balanced Fund and Guggenheim Enhanced Equity Income Fund (formerly Old Mutual/ Claymore Long Short Fund) since 2004. Trustee of Old Mutual Funds III, 2008-2009.

John R. Bartholdson Age: 67	Trustee	Since 2004	Retired. Formerly Chief Financial Officer, The Triumph Group, Inc. (manufacturing), 1992 to 2007.	20
Director of ING Clarion Real Estate Income Fund from 2004 to 2009 and ING Clarion Global Real Estate Income Fund since 2004. Trustee of Old Mutual Funds II since 1995. Trustee of Old Mutual Insurance Series Fund, 1997-2009, and Trustee of Old Mutual Funds III, 2008-2009.

Robert M. Hamje Age: 69	Trustee	Since 2004	Retired. Formerly President and Chief Investment Officer, TRW Investment Management Company (investment management), 1984 – 2003.	20
Trustee of Old Mutual Funds II since 2010. Trustee of TS&W/Claymore Tax-Advantaged Balanced Fund and Guggenheim Enhanced Equity Income Fund (formerly Old Mutual/ Claymore Long Short Fund) since 2004. Chairman of the Board and Trustee of Old Mutual Funds III, 2008-2009.

Jarrett B. Kling Age: 68	Trustee	Since 2004	Managing Director, ING Clarion Real Estate Securities, L.P. (investment management), 1998 – present.	20
Trustee of Old Mutual Funds II since 2010.  Trustee, Hirtle Callaghan Trust since 1995; ING Clarion Real Estate Income Fund from 2004 to 2009; ING Clarion Global Real Estate Income Fund since 2004; and ING Clarion since 1998.  Trustee of Old Mutual Funds III, 2008-2009.

*	Trustee of the Trust until such time as his or her successor is duly elected and appointed.

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Interested Trustee and Advisory Trustee

Name and Age	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in the Old Mutual Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years
Julian F. Sluyters ** Age: 51	Interested Trustee, President, and Principal Executive Officer	Since 2006	Chief Executive Officer (2008 – present), President (2006 – present), and Chief Operating Officer (2006 –2008), Old Mutual Capital, Inc. President and Chief Executive Officer, Scudder family of funds, 2004 – 2005.	7	Director of Old Mutual Capital, Inc., Old Mutual Investment Partners, and Old Mutual Fund Services, since 2006; and Trustee of Old Mutual Funds III, 2008 - 2009.
Walter W. Driver, Jr.*** Age: 66	Advisory Trustee	Since 2006	Chairman – Southeast, Goldman Sachs & Co., 2006 – present. Chairman, King & Spalding LLP (law firm), 1970 – 2006.	20	Total Systems Services, Inc., Equifax, Inc., Advisory Trustee of Old Mutual Funds II, since 2010, Trustee of Old Mutual Funds I, 2005 – 2006, and Advisory Trustee of Old Mutual Funds III, 2008 – 2009.

*         Trustee of the Trust until such time as his or her successor is duly elected and appointed.

**         Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, because he is an officer of the Adviser.

***         Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights. Mr. Driver is considered to be an “interested person” of the Trust, as that term is defined in the 1940 Act, due to his employment at Goldman Sachs & Co. and the possibility that the Trust may execute trades with Goldman Sachs & Co. acting as principal.

BOARD STRUCTURE

There are currently five voting members of the Board, four of whom, including the Chairman, are not “interested persons” of the Trust, as that term is defined in the 1940 Act. The Advisory Trustee attends Board meetings at the invitation of the Board, but does not vote on any matter considered by the Board and does not serve on any committee .  The Chairman presides at meetings of the Trustees and may call meetings of the Board and any Board committee whenever he deems it necessary. The Chairman participates in the preparation of the agenda for meetings of the Board and the identification of information to be presented to the Board with respect to matters to be acted upon by the Board. The Chairman also acts as a liaison with the Adviser, officers and attorneys for the Trust, and other Trustees generally between meetings.

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The Board holds at least four regular in-person meetings each year.  The Board schedules additional meetings, either in-person or via telephone conference call, as needed.   The Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, (the “Independent Trustees”) also meet outside of the presence of management during Board meetings and may meet outside of the presence of management at times when a meeting of the Board is not scheduled.  The Independent Trustees are advised by “independent legal counsel” as that term is defined in the 1940 Act.  The Board has designated two standing committees, as further described below, each of which has a Chairman. The Board may also designate working groups or ad hoc committees as it deems appropriate.

The Board believes that its leadership structure is appropriate because it allows the Board to exercise informed and independent judgment over matters for which it is responsible, and it allocates areas of responsibility among committees and the full Board in a manner that it believes enhances effective oversight.  The Board considers leadership by an Independent Trustee as Chairman to promote effective independent oversight of the Trust’s operations and meaningful representation of the shareholders’ interests. The Board also believes that having a super-majority of Independent Trustees is appropriate and in the best interest of the Trust’s shareholders. However, the Board also believes that having an interested person serve on the Board provides the Board the Adviser’s perspective in managing and sponsoring the Funds which is, in the Board’s view, a critical element in its decision-making process.

BOARD COMMITTEES

The Board has two standing committees, an Audit Committee and a Governance and Nominating Committee (“Nominating Committee”).  Currently, the members of the Audit Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.  The members of the Nominating Committee are John R. Bartholdson, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.

Audit Committee

The Audit Committee, among other things, oversees the financial reporting process for the Trust, monitoring the Trust’s audit process and results.  As part of this process, the Audit Committee recommends the selection of an independent audit firm for the approval by the Board and evaluates the independent audit firm’s performance, costs, and financial stability.  During the Trust’s fiscal year ended July 31, 2011 , the Audit Committee held four meetings.

Governance and Nominating Committee

The Nominating Committee selects and nominates those persons for membership on the Board who are disinterested Trustees, reviews and determines compensation for the disinterested Trustees and selects independent legal counsel, as set forth in Rule 0-1(a)(6) under the 1940 Act, to provide the disinterested Trustees with legal advice, as needed. The Nominating Committee shall consider nominees recommended in writing by shareholders (other than shareholders who recommend themselves) to serve as Trustees, provided: (i) that such person is a shareholder of one or more series of the Trust at the time he or she submits such names, has been a shareholder for at least one year, and is entitled to vote at the meeting of shareholders at which Trustees will be elected; and (ii) that the Nominating Committee or the Board, as applicable, shall make the final determination of persons to be nominated. The Nominating Committee shall evaluate nominees recommended by shareholders to serve as Trustees in the same manner as they evaluate nominees identified by the Nominating Committee.  During the Trust’s fiscal year ended July 31, 2011 , the Nominating Committee held four meetings.

A shareholder who desires to recommend a nominee shall submit a request in writing by regular mail or delivery service to the following address: Old Mutual Funds I, 4643 South Ulster Drive, Suite 700, Denver, Colorado 80237, Attention: Secretary of Old Mutual Funds I. Such request shall contain (i) the name, address and telephone number of, and number of Trust shares owned by, the person or entity or group of persons or entities on whose behalf the recommendation is being made, and the related account name, number and broker or account provider name, and (ii) if any of such persons were not record owners of the Trust at the time the recommendation was submitted, verification acceptable in form and substance to the Trust of such person’s ownership of the Trust at the time the recommendation was made.

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TRUSTEE QUALIFICATIONS

The Nominating Committee charter (the “Committee Charter”) describes certain desired qualities that the Nominating Committee believes are necessary and desirable for potential Independent Trustee candidates to possess. The Board believes that each Trustee possessed at the time he or she was initially elected or appointed a Trustee, and continues to possess, the desired qualities described in the Committee Charter.

The Board believes that, collectively, the Trustees and Advisory Trustee have balanced and diverse experience, skills, attributes and qualifications, which allow the Board to operate effectively in governing the Trust and protecting the interests of shareholders.  Among the attributes common to all Trustees and the Advisory Trustee are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with one another, the Trust’s investment adviser, sub-advisers, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties as Trustees and Advisory Trustee.

The Board believes that individually, each Trustee and Advisory Trustee has considerable business and/or investment management experience through their primary occupations, serving on board(s) of investment companies or operating companies, or both.  Information about the specific business experience of each Trustee, which in each case contributed to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Trust, is provided in the table above.

References to the qualifications, attributes and skills of the Trustees and Advisory Trustee are pursuant to requirements of the SEC, do not constitute holding out of the Board, any Trustee or the Advisory Trustee as having special expertise or experience and shall not be deemed to impose any greater responsibility or liability on any Trustee or the Advisory Trustee by reason thereof.

RISK OVERSIGHT

The Board oversees risks to the Funds.  Among other things, the Board, either directly or through its committees , monitors investment risk, compliance risk, and enterprise risk.  The Board relies on the Trusts’ Chief Compliance Officer to provide an assessment of broad risks to the Funds as necessary, but no less frequently than quarterly.  Any material risks are discussed as they arise, including between Board meetings when appropriate.  The Chief Compliance Officer’s assessments are provided in written reports provided to all Board members, as well as orally at Board meetings.  The Board periodically meets with investment management teams to review investment techniques and processes designed to manage investment risk (e.g., credit risk, liquidity risk, and market risk), and monitors investment risk through the receipt of reports relating to the Funds’ performance. The Board has adopted and periodically reviews compliance policies and procedures that are designed to address certain risks applicable to the Funds. The Board periodically receives reports prepared by the internal audit department of the Adviser’s parent company, which assess non-investment related risks related to the operations of the Adviser and the Distributor.  Although the Board believes that its risk oversight procedures are reasonable in relation to the number, size and complexity of the Funds, there is no assurance that the Board’s risk oversight structure will prevent or mitigate all risks and certain risks, such as investment risk, are inherent to the business of investing.

FUND OWNERSHIP BY TRUSTEES

The Board has adopted a policy goal pursuant to which each Trustee plans to invest the equivalent of one year’s retainer fees in one or more of the Funds within three years from being appointed a Trustee.  The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

The tables below provide the dollar range of shares owned by each Trustee in each Fund, in all Funds in the Trust in the aggregate, and in all registered investment companies in the Old Mutual Complex in the aggregate, as of December 31, 2010 .  The Old Mutual Complex includes the Trust and Old Mutual Funds II.

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Independent Trustees
	John R. Bartholdson	Robert M. Hamje	Jarrett B. Kling	L. Kent Moore
Analytic Fund	None	None	None	None
Copper Rock Emerging Growth Fund	None	None	None	None
International Equity Fund	None	None	None	None
Aggregate Ownership in Trust	$10,001-$50,000	None	None	Over $100,000
Aggregate Ownership in Old Mutual Complex	$50,001-$100,000	None	None	Over $100,000

Interested Trustee and Advisory Trustee

	Julian F. Sluyters	Walter W. Driver, Jr.
Analytic Fund	None	None
Copper Rock Emerging Growth Fund	None	None
International Equity Fund	None	None
Aggregate Ownership in Trust	None	$10,001-$50,000
Aggregate Ownership in Old Mutual Complex	$50,001-$100,000	$10,001-$50,000

None of the Trustees owned securities of the Adviser, the Distributor or their affiliates as of December 31, 2010 .

TRUSTEE COMPENSATION

Each Independent Trustee receives a yearly retainer.  The Trust currently pays each Independent Trustee and the Advisory Trustee a combined yearly retainer for service on the Trust and Old Mutual Funds II, of $75,000 plus travel and out-of-pocket expenses incurred by the Trustees and Advisory Trustee in attending regularly scheduled Board meetings.  The Chairman of the Boards of the Trust and Old Mutual Funds II receives a combined premium for both trusts of $37,500 and the Chairman of the Audit Committee receives a combined premium for both trusts of $10,000.   Each Independent Trustee and the Advisory Trustee receives $10,000 per special in-person meeting and $2,000 per special telephonic meeting.   Annual Board fees may be reviewed periodically and changed by the Board.  The Trust has no plan or other arrangement pursuant to which any of the Trustees receive pension or retirement benefits. Therefore, none of the Trustees has estimated annual benefits to be paid by the Trust upon retirement.

Each Trustee of the Trust received the following compensation during the Funds’ fiscal year ended July 31, 2011 :

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Name of Person, Position	Aggregate Compensation from Trust1	Pension or Retirement Benefits Accrued as Part of Trust Expenses2	Estimated Annual Benefits Upon Retirement2	Total Compensation from Trust and Trust Complex Paid to Trustees3
L. Kent Moore, Trustee	$ 20,838	N/A	N/A	$ 117,000 for services on two Boards
John R. Bartholdson, Trustee	$ 15,911	N/A	N/A	$ 89,500 for services on two Boards
Robert M. Hamje, Trustee	$ 14,120	N/A	N/A	$ 79,500 for services on two Boards
Jarrett Kling, Trustee	$ 14,120	N/A	N/A	$ 79,500 for services on two Boards
Julian F. Sluyters, Trustee4	N/A	N/A	N/A	N/A
Walter W. Driver, Jr., Advisory Trustee5	$ 14,120	N/A	N/A	$ 79,000 for services on two Boards

1
Other series funds of the Trust include Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Moderate Growth Portfolio, and Old Mutual Asset Allocation Growth Portfolio.

2	The Trust has no plan or other arrangement pursuant to which the Trustees receive pension or retirement benefits.

3	Compensation expenses are allocated pro rata based on the relative net assets of each Fund included in the Trust Complex.

4	Mr. Sluyters is a Trustee who may be deemed to be an “interested person” of the Trust, as that term is defined in the 1940 Act, and consequently receives no compensation from the Trust.

5
Mr. Driver commenced service as a Trustee in May 2005.  Effective January 20, 2006, he resigned as a Trustee.  Effective January 23, 2006, the Board appointed Mr. Driver an Advisory Trustee of the Trust, with no voting rights.  For his services, Mr. Driver is compensated at the same rate as compensation for Independent Trustees of the Trust.

OFFICERS

The officers of the Trust receive no direct compensation from the Trust or the Funds for their services as officers.

Name and Age*	Position Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Julian F. Sluyters (Age: 51 )	President and Principal Executive Officer	Since 2006
Chief Executive Officer, June 2008 – present, President, October 2006 – present, and Chief Operating Officer, October 2006 – June 2008, Old Mutual Capital, Inc.   President, Chief Financial Officer and Treasurer, Old Mutual Fund Services, October 2006 – present.  President, November 2008 – present, Old Mutual Investment Partners. President and Chief Executive Officer, Scudder family of funds, 2004 - December 2005.

Robert T. Kelly (Age: 42 )	Treasurer and Principal Financial Officer	Since 2006
Vice President, June 2007 – present, Old Mutual Capital, Inc . and Vice President, October 2006 – present, Old Mutual Fund Services. Vice President of Portfolio Accounting, Founders Asset Management LLC, 2000 - February 2006 .

Kathryn A. Burns (Age: 34 )	Vice President, Chief Compliance Officer and Assistant Treasurer	Chief Compliance Officer since March 2010; Assistant Treasurer since 2006
Chief Compliance Officer, March 2010 – present, Vice President, January 2010 – present, Regulatory Reporting Manager, August 2006 – present, and Assistant Vice President, January 2009 – January 2010, Old Mutual Fund Services.  Chief Compliance Officer, March 2010 – present and Vice President, January 2010 – present, Old Mutual Capital, Inc.  Manager, 2004 - July 2006, PricewaterhouseCoopers LLP.

Kathryn L. Santoro (Age: 37 )	Vice President and Secretary	Vice President since March 2010; Secretary since May 2011
Vice President and General Counsel, May 2011 – present, Vice President and Associate General Counsel, January 2009 – May 2011, Assistant Secretary, 2007 – May 2011 , and Associate Counsel, November 2005 – January 2009, Old Mutual Capital, Inc.  Associate Attorney, Hall & Evans, LLC, 2004 - 2005.

*	The address for each of the officers of the Trust is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

**	Each officer of the Trust shall serve until such time as his or her successor is duly elected and qualified.

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5% SHAREHOLDERS

As of October 31, 2011 , the following persons were record owners (or to the knowledge of the Trust, beneficial owners) of 5% or more of the shares of a class of a Fund:

Fund	Percentage Ownership

Old Mutual Analytic Fund – Class A

MERRILL LYNCH	10.46%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

PERSHING LLC	7.76%
P O BOX 2052
JERSEY CITY NJ 07303-2052

Old Mutual Analytic Fund – Class C

MERRILL LYNCH	54.09%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Analytic Fund – Class Z

CHARLES SCHWAB & CO INC	39.46%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	9.11%
FBO EXCLUSIVE BENEF OF OUR CUSTOMER
ATTN MUTUAL FUNDS
200 LIBERTY ST
NEW YORK NY 10281-1003

TD AMERITRADE INC FOR THE	7.14%
EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

WILMINGTON TRUST RISC AS AGENT FBO	5.06%
OLD MUTUAL ASSET MANAGEMENT VOL
PO BOX 52129
PHOENIX AZ 85072-2129

Old Mutual Analytic Fund – Institutional Class

OLD MUTUAL CAPITAL	100.00%
FBO OLD MUTUAL U.S. HOLDINGS INC
ATTN FINANCE DEPARTMENT
200 CLARENDON ST FL 53
BOSTON MA 02116-5045

Old Mutual Copper Rock Emerging Growth Fund – Class A

PERSHING LLC	11.33%
PO BOX 2052
JERSEY CITY NJ 07303-2052

NFS LLC FEBO	9. 41%
TUCKER M WALSH
KATHLEEN M WALSH

MERRILL LYNCH	7.48%
4800 DEER LAKE DR E FL 2
JACKSONVILLE FL 32246-6484

Old Mutual Copper Rock Emerging Growth Fund – Class Z

CHARLES SCHWAB & CO INC	29.00%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151

NATIONAL FINANCIAL SERVICES CORP	10.01%
FBO EXCLUSIVE BENEF OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

TD AMERITRADE INC	7.75%
FOR THE EXCLUSIVE BENEFIT OF OUR CLIENTS
PO BOX 2226
OMAHA NE 68103-2226

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Old Mutual Copper Rock Emerging Growth Fund – Institutional Class

CHARLES SCHWAB & CO INC	29.09%
SPECIAL CUSTODY A/C FBO CUSTOMERS
ATTN MUTUAL FUNDS
101 MONTGOMERY ST
SAN FRANCISCO CA 94104-4151
NEW YORK NY 10281

SHEPHERD CENTER INC	22.50%
2020 PEACHTREE RD NW
ATLANTA GA 30309-1465

OLD MUTUAL ASSET ALLOCATION	14.17%
MODERATE GROWTH PORTFOLIO
4643 S ULSTER ST STE 70
DENVER CO 80237-2865

NATIONAL FINANCIAL SERVICES CORP	9.31%
FBO EXCLUSIVE BENEF OF OUR CUST
200 LIBERTY ST ONE WORLD FIN CNTR
ATTN MUTUAL FUNDS DEPT 5TH FL
NEW YORK NY 10281

OLD MUTUAL ASSET ALLOCATION	7.79%
GROWTH PORTFOLIO
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION	6.98%
BALANCED PORTFOLIO
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

Old Mutual International Equity Fund – Class A

PERSHING LLC	58.97%
PO BOX 2052
JERSEY CITY NJ 07303-2052

JACK GRAJEK	7.07%

Old Mutual International Equity Fund – Class Z

STATE STREET BK & TR CO CUST	25.19%
IRA R/O FERNE KOOLPE

STATE STREET BK & TR CO CUST	8.31%
IRA R/O FANG-CHEN LUO

STATE STREET BK & TR CO CUST	5.64%
ROTH COMBINED IRA 1/1/1999
FBO GERARD Q KRILOFF

Old Mutual International Equity Fund – Institutional Class

OLD MUTUAL ASSET ALLOCATION	37.68%
MODERATE GROWTH PORTFOLIO
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION	33.07%
GROWTH PORTFOLIO
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION	21 .95%
BALANCED PORTFOLIO
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

OLD MUTUAL ASSET ALLOCATION	7.12%
CONSERVATIVE PORTFOLIO
4643 S ULSTER ST STE 700
DENVER CO 80237-2865

As of October 31, 2011 , the Trustees and officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.

As of October 31, 2011 , Old Mutual Asset Allocation Moderate Growth Portfolio and Old Mutual Asset Allocation Growth Portfolio, both located at 4643 South Ulster Street, Denver, Colorado 80237, held approximately 39% and 33 % respectively of Old Mutual International Equity Fund.  As a result, votes cast by these Portfolios, series funds of the Trust, on matters submitted to a vote of shareholders, may represent a significant portion of the total votes cast, and therefore may affect the outcome of the vote.

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THE ADVISER

The Trust and Old Mutual Capital, Inc. (the “Adviser”) have entered into investment advisory agreements with respect to the Funds (the “Advisory Agreements”).  The Advisory Agreements provide certain limitations on the Adviser’s liability, but also provides that the Adviser will not be protected against any liability to the Trust or the Funds or their shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

The Adviser is a wholly   owned subsidiary of OMUSH, which is a wholly   owned subsidiary of OM Group (UK) Limited, which is a wholly   owned subsidiary of Old Mutual plc, a London-listed international financial services firm (“Old Mutual”).  Old Mutual is an international financial services group based in London, with operations in life assurance, asset management, banking and general insurance.  Old Mutual’s principal offices are located at Old Mutual Place, 2 Lambeth Hill, London, EC4V 4GG, United Kingdom.  The principal address of the Adviser is 4643 South Ulster Street, Suite 700, Denver, Colorado 80237.

Old Mutual Fund Services, the Trust’s administrator (the “Administrator”), is a wholly owned subsidiary of the Adviser (see the section entitled “The Administrator and Sub-Administrator” in this SAI for more details on Old Mutual Fund Services).  Old Mutual Investment Partners, the Trust’s distributor (the “Distributor”), is also a wholly owned subsidiary of the Adviser (see the section entitled “The Distributor” in this SAI for more details on Old Mutual Investment Partners).

The Advisory Agreements obligate the Adviser to: (i) provide a program of continuous investment management for the Trust in accordance with the Trust’s investment objectives, policies, and limitations; (ii) make investment decisions for the Trust; and (iii) place orders to purchase and sell securities for the Trust, subject to the supervision of the Board.  The Advisory Agreements also require the Adviser to pay its overhead and employee costs and the compensation and expenses of all its partners, officers, and employees who serve as officers and executive employees of the Trust.  The Advisory Agreements provide that the Adviser is not responsible for other expenses of operating the Trust.  From time to time, the Adviser or a company under common control with the Adviser may make payments to broker-dealers for the promotion of the sale of Trust shares or for their own company-sponsored sales programs.

The continuance of the Advisory Agreements after the first two years must be specifically approved at least annually (i) by the Board or by vote of a majority of the Trust’s outstanding voting securities and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party by votes cast in person at a meeting called for such purpose.  The Advisory Agreements may be terminated (i) at any time without penalty by the Trust upon the vote of a majority of the Trustees or by a vote of the majority of the Trust’s outstanding voting securities upon 60 days’ written notice to the Adviser or (ii) by the Adviser at any time without penalty upon 60 days’ written notice to the Trust.  An Advisory Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

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For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of each Fund’s average daily net assets as set forth in the table below.  The investment advisory fee is calculated based on a Fund’s net assets as a whole, and are then allocated among a Fund’s respective classes based on their relative net assets.

Fund	Management Fee	Asset Level
Analytic Fund	0.850%	All asset levels

Copper Rock Emerging Growth Fund	0.900%	All asset levels

International Equity Fund	1.000%	Less than $1 billion
	0.975%	From $1 billion up to $2 billion
	0.950%	Greater than $ 2 billion up to $3 billion
	0.925%	Greater than $3 billion

In addition, in the interest of limiting the expenses of the Funds, the Adviser has signed expense limitation agreements with the Trust on behalf of the Funds (“Expense Limitation Agreements”) pursuant to which the Adviser has agreed to reduce the fees payable to it under the Advisory Agreements and to assume other expenses in an amount necessary to limit total annual operating expenses to an annual rate (as a percentage of a Fund’s average daily net assets) (“Expense Limit”) as set forth in the table below.

	Expense Limit
	Institutional Class Shares	Class A Shares	Class C Shares	Class Z Shares	Expiration Date
Analytic Fund	1.25%	1.55%	2.30%	1.30%	December 31, 2012
	2.75%	3.00%	3.75%	2.75%	December 31, 2022
Copper Rock Emerging Growth Fund	1.22%	1.67%	N/A	1.42%	December 31, 2012
	2.75%	3.00%	N/A	2.75%	December 31, 2022
International Equity Fund	1.02%	1.52%	N/A	1.27%	December 31, 2012
	2.75%	3.00%	N/A	2.75%	December 31, 2022

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For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 the management fee for a Fund, the amount waived by the Adviser, and the actual net fee paid by a Fund were as follows:

Fiscal year ended July 31, 2009				Fiscal year ended July 31, 2010			Fiscal year ended July 31, 2011
	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid	Management Fee	Reduction in Fee	Net Fee Paid

Analytic Fund1	$ 2,704,280	$ 697,251	$ 2,007,029	$ 1,092,507	$ 455,422	$ 637,085	$ 622,813	$ 175,163	$ 447,650
Copper Rock Emerging Growth Fund	$ 457,553	$ 35,637	$ 421,916	$ 634,049	$ 45,874	$ 588,175	$ 540,614	$ 12,481	$ 528,133
International Equity Fund	$ 709,523	$ 409,053	$ 300,470	$ 591,907	$ 329,973	$ 261,934	$ 443,242	$ 223,737	$ 219,505

1 Effective August 1, 2010, the Analytic Fund’s Management Fee was reduced from 0.95% to 0.85%.

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THE SUB-ADVISERS

The Trust, on behalf of the Funds, and the Adviser have entered into sub-advisory agreements with Acadian Asset Management LLC, Analytic Investors, LLC, and Copper Rock Capital Partners, LLC (each a “Sub-Adviser” and collectively, the “Sub-Advisers”).  The sub-advisory agreements provide certain limitations on a Sub-Adviser’s liability, but also provide that a Sub-Adviser will not be protected against any liability to a Fund or its shareholders by reason of willful misfeasance, bad faith, or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Acadian Asset Management LLC (“Acadian”)

The Trust, on behalf of Old Mutual International Equity Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Acadian.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Acadian is entitled to receive from the Adviser a sub-advisory fee with respect to the average daily net assets of such portion of the Fund managed by Acadian, which is computed and paid monthly at an annual rate of 0.60% of the average daily net assets so managed, net 50% of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser and net of all breakpoints.

Compensation.  The compensation structure varies among professionals, although the basic package involves a generous base salary, strong bonus potential, profit sharing potential, various fringe benefits, and, among the majority of senior investment professionals and certain other key employees, equity ownership in the firm as part of the Acadian Key Employee Limited Partnership (KELP).

Compensation is highly incentive-driven, with Acadian paying up to and sometimes in excess of 100% of base pay for performance bonuses.  Bonuses are tied directly to the individual’s contribution and performance during the year, with members of the investment team evaluated on such factors as their contributions to the investment process, account retention, portfolio performance, asset growth, and overall firm performance.  Since portfolio management is a team approach, investment team members’ compensation is not linked to the performance of specific accounts but rather to the individual’s overall contribution to the success of the team and the firm’s profitability.

Fund Shares Owned by the Portfolio Managers.  As of July 31, 2011 , none of Acadian’s portfolio managers owned any shares of the Fund.

Other Accounts.  As of July 31, 2011 , Acadian’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.1  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Dr. Gary L. Bergstrom 2	10	$ 4,228	58	$ 10,423	148	$ 35,260
	(1)	($1, 425 )	(5)	($ 516 )	(18)	($7, 344 )

Brendan O. Bradley	10	$ 4,228	58	$ 10,423	148	$ 35,260
	(1)	($1, 425 )	(5)	($ 516 )	(18)	($7, 344 )

John R. Chisholm	10	$ 4,228	58	$ 10,423	148	$ 35,260
	(1)	($1, 425 )	(5)	($ 516 )	(18)	($7, 344 )

Ronald D. Frashure	10	$ 4,228	58	$ 10,423	148	$ 35,260
	(1)	($1, 425 )	(5)	($ 516 )	(18)	($7, 344 )

Asha Mehta	10	$ 4,228	58	$ 10,423	148	$ 35,260
	(1)	($1, 425 )	(5)	($ 516 )	(18)	($7, 344 )

1 The Acadian investment professionals listed above functioned as part of a core equity team of 14 portfolio managers and were not segregated along product lines or by client type. The portfolio managers listed above worked on all products and the data shown for these managers reflects firm-level numbers of accounts and assets under management, segregated by investment vehicle type.

2 Effective January 1, 2012, Dr. Bergstrom will no longer serve as portfolio manager to the Fund.

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Conflicts of Interest. A conflict of interest may arise as a result of a portfolio manager being responsible for multiple accounts, including the Fund, which may have different investment guidelines and objectives.  In addition to the Fund, these accounts may include other mutual funds managed on an advisory or sub-advisory basis, separate accounts and collective trust accounts.  An investment opportunity may be suitable for the Fund as well as for any of the other managed accounts.  However, the investment may not be available in sufficient quantity for all of the accounts to participate fully.  In addition, there may be limited opportunity to sell an investment held by the Fund and the other accounts.  The other accounts may have similar investment objectives or strategies as the Fund, they may track the same benchmarks or indexes as the Fund tracks, and they may sell securities that are eligible to be held, sold or purchased by the Fund.  A portfolio manager may be responsible for accounts that have different advisory fee schedules, which may create the incentive for the portfolio manager to favor one account over another in terms of access to investment opportunities.  A portfolio manager may also manage accounts whose investment objectives and policies differ from those of the Fund, which may cause the portfolio manager to effect trading in one account that may have an adverse affect on the value of the holdings within another account, including the Fund.

To address and manage these potential conflicts of interest, Acadian has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.  Such policies and procedures include, but are not limited to, trade allocation and trade aggregation policies, portfolio manager assignment practices and oversight by investment management and the Compliance team.

Analytic Investors, LLC (“Analytic”)

The Trust, on behalf of the Old Mutual Analytic Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Analytic.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Analytic is entitled to receive from the Adviser a sub-advisory fee computed and paid monthly at an annual rate of 0.60% of the average daily net assets of the Fund.

Compensation.   Analytic’s compensation structure for professional employees consists of an industry median base salary (based on independent industry information) and an annual discretionary bonus. Bonus amounts are determined using the following factors: the overall success of Analytic in terms of profitability; the overall success of the department or team; and an individual’s contribution to the team, based on goals established during the performance period. Compensation based on investment strategy performance is not tied to individual account performance, but rather to each strategy as a whole. Strategy performance information is based on pre-tax calculations for the prior calendar year. No portfolio manager is directly compensated a portion of an advisory fee based on the performance of a specific account. Portfolio managers’ base salaries are typically reviewed on an annual basis determined by each portfolio manager’s anniversary date of employment. Discretionary bonuses are determined annually, upon analysis of information from the prior calendar year.  Additionally, Analytic provides annual profit sharing incentives, with a 5-year vesting period.

Fund Shares Owned by the Portfolio Managers.

The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of July 31, 2011.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (“Exchange Act”).

Copper Rock Emerging Growth Fund
Dennis M. Bein	$10,001 - $50,000

Harindra de Silva	$100,001 - $500,000

Gregory McMurran	$500,001 - $1,000,000

Ryan Brown	None

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Other Accounts.   As of July 31, 2011 , Analytic’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million
Dennis M. Bein	6	$1,741	16	$898	23	$2,615
	(0)	($0)	(6)	($430)	(4)	($419)

Harindra de Silva	8	$1 ,948	18	$ 968	24	$2 ,788
	(0)	($0)	(6)	($430 )	(4)	($419 )

Gregory McMurran	2	$207	2	$71	3	$185
	(0)	($0)	(0)	($0)	(0)	($0)

Ryan Brown	4	$ 1,433	5	$ 230	19	$ 2,132
	(0)	($0)	(3)	($220 )	(20)	($365 )

Conflicts of Interest.

Charging different fees

A conflict can arise when accounts are each charged differing fees by an adviser, especially when some accounts are charged fixed rates while others are performance-based.  This conflict can lead to investment allocations of better performing assets to accounts tied to performance-based fee schedules.

Personal investments by Employees

A conflict can arise when an employee (particularly a portfolio manager) may invest personally in the same securities considered for investment in client accounts.  Potential issues may involve the timing of personal trades compared to those of client accounts, the use of confidential client information for personal profit and more generally the potential for personal interests to conflict with the interests of the firm’s clients.

Short Selling

In spite of legitimate investment reasons, a portfolio manager who sells short a security for one account and buy long the same security for another account in large trades can distort the market with short sales depressing the value of a security and long purchases inflating the value of a security; moreover, prior to the purchase or sale of that same security through another account creates incentive to sequence those transactions as to favor one account over another account.

Sequencing Trades

When a portfolio manager places the same trade for a security for different accounts in sequence, a large trade may affect the price of security. The incentive exists in the potentiality of decreasing or increasing a security’s value before the purchase or sale of that same security in another account, therefore favoring one account over another account.

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Cross Trading

When a portfolio manager plans to sell a security held in an account to another account in such a way that the transactions are not recorded through the exchange an incentive may exist to execute cross trades that favor one account over another account.

Aggregation and Allocation of Transactions

A conflict can arise when a portfolio manager through the process of aggregation meets a purchase minimum for one account by causing another account to also make a purchase or to increase the possibility of future participation in offering by an underwriter may provide an incentive for a portfolio manager to cause one account to participate in aggregated trades. The SEC recommends an adviser to use fund brokerage commissions to obtain research that benefits the adviser’s other clients, which include clients that do not generate brokerage commissions or those from which the adviser receives the greatest amount of compensation for its advisory services.

Brokerage Commission Allocation

According to Section 28(e) of the Securities Exchange Act of 1934, soft dollar commissions earned through brokerage transactions for one account may be used to obtain research for another account. However, the possibility of obtaining research for one account earned at the expense of another account may provide an incentive to favor one account over another in allocating soft dollar credits.

Directed Brokerage/Commission Recapture Programs

A conflict could potentially arise in deciding when to trade non-directed brokerage accounts relative to brokerage directed accounts that would have otherwise been traded at the same time.

Copper Rock Capital Partners, LLC (“Copper Rock”)

The Trust, on behalf of Old Mutual Copper Rock Emerging Growth Fund (the “Fund”), and the Adviser have entered into a sub-advisory agreement with Copper Rock.  For the services provided and expenses incurred pursuant to the sub-advisory agreement, Copper Rock is entitled to receive from the Adviser a sub-advisory fee computed and paid monthly at an annual rate of 0.60% of the average daily net assets of the Fund.

Compensation.  Copper Rock compensates its Portfolio Managers as follows:

Base Salary: Each Portfolio Manager is paid a competitive fixed base salary.

Bonus: Each Portfolio Manager is eligible to receive an annual bonus. Bonus amounts are principally tied to the firm’s investment performance.

Equity Distribution: Each Portfolio Manager has a substantial equity stake in the firm.

Copper Rock believes that its compensation system is adequate to attract and retain its key employees because the overall compensation package at Copper Rock is very competitive and measured annually against other managers in our peer group. In addition, the combination of a highly competitive compensation package, combined with a generous benefits program and attractive work environment that fosters teamwork and cooperation, helps to retain all of the employees at Copper Rock.

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Fund Shares Owned by the Portfolio Managers.  The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund as of July 31, 2011 .  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act .

Copper Rock Emerging Growth Fund
David Cavanaugh	$50,001 - $100,000

Greg Poulos	$ 10 ,001 - $ 50 ,000

Tucker M. Walsh	$500,001 - $1,000 ,000

Other Accounts.  As of July 31, 2011 , Copper Rock’s portfolio managers were responsible for the day-to-day management of certain other accounts, in addition to the Fund, as set forth in the following table.  The numbers in parentheses indicate the number of accounts and the total assets in the accounts for which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million	Number of Accounts	Total Assets $Million

David Cavanaugh	2	$ 205	2	$ 42	19	$ 644
	(0)	($ 0 )	(0)	($ 0 )	(1)	($83)

Greg Poulos	2	$ 205	2	$ 42	19	$ 644
	(0)	($ 0 )	(0)	($ 0 )	(1)	($83)

Tucker M. Walsh	2	$ 205	2	$ 42	19	$ 644
	(0)	($ 0 )	(0)	($ 0 )	(1)	($83)

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other account, on the other.  The other account may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing, and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of another account and to the disadvantage of the Fund.

Sub-Advisory Agreements

Each sub-advisory agreement obligates a Sub-Adviser to: (i) manage the investment operations of the assets managed by the Sub-Adviser and the composition of the investment portfolio comprising such assets, including the purchase, retention and disposition thereof in accordance with a Fund’s investment objective, policies and limitations; (ii) provide supervision of the assets managed by the Sub-Adviser and to determine from time to time what investment and securities will be purchased, retained or sold on behalf of a Fund and what portion of the assets managed by the Sub-Adviser will be invested or held uninvested in cash; and (iii) determine the securities to be purchased or sold on behalf of a Fund in connection with such assets and to place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage set forth in the Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws.

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The continuance of each sub-advisory agreement after the first two years must be specifically approved at least annually (i) by the Trust’s Board of Trustees or by vote of a majority of the outstanding voting securities of a Fund and (ii) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose.  Each Sub-Advisory Agreement may be terminated (i) by the Trust, without the payment of any penalty, by the vote of a majority of the Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the relevant Fund, (ii) by the Adviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other parties, or (iii) by the Sub-Adviser at any time, without the payment of any penalty, on 90 days’ written notice to the other parties.  Each sub-advisory agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

THE DISTRIBUTOR

Old Mutual Investment Partners (the “Distributor”), a wholly owned subsidiary of OMUSH, and the Trust are parties to a distribution agreement (the “Distribution Agreement”), pursuant to which the Distributor serves as principal underwriter for the Trust’s shares.  The Distributor receives no compensation for serving in such capacity, except as provided in separate Distribution Plans and a Service Plan.  The principal business address of the Distributor is 4643 South Ulster Street, Denver, Colorado 80237.

The amount retained on the sale of Fund shares by the Distributor from sales loads and contingent deferred sales charges (“ CDSCs ”), as applicable, with respect to each applicable share class, for the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 is set forth below.

Amount Retained
Fund - Class	July 31, 2009	July 31, 2010	July 31, 2011

Analytic
Class A	$ 4 ,000	$ 7 ,000	$ 1 ,000
Class C	$ 9 ,000	$ 3 ,000	$ 0

Copper Rock Emerging Growth
Class A	$ 2 ,000	$ 3 ,000	$ 1 ,000

International Equity
Class A	$ 0	$0	$0

The Distribution Agreement is renewable annually.  The Distribution Agreement may be terminated by the Distributor, by a majority vote of the Independent Trustees who have no financial interest in the Distribution Agreement or by a majority vote of the outstanding securities of the Trust upon not more than 90 days’ written notice by either party or upon assignment by the Distributor.

The Trust has adopted a Distribution Plan for each of Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the distribution of such shares.  The Trust has also adopted Service Plans to enable the Class A and Class C shares of a Fund to directly and indirectly bear certain expenses relating to the shareholder servicing and/or personal account maintenance of the holders of such shares.  Each of the Distribution Plans and Service Plans are compensation plans, which means that they compensate the Distributor or third-party broker-dealer or other financial intermediary regardless of the expenses actually incurred by such persons.

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Pursuant to the Distribution Plans for Class A and Class C shares, the Trust will pay to the Distributor a monthly fee at an annual aggregate rate not to exceed (i) 0.25% of the average net asset value of the Class A shares of a Fund and (ii) 0.75% of the average net asset value of the Class C shares of a Fund, as determined at the close of each business day during the month, which is to compensate the Distributor for services provided and expenses incurred by it in connection with the offering and sale of Class A and Class C shares, which may include, without limitation, the payment by the Distributor to investment dealers of commissions on the sale of Class A or Class C shares, as set forth in the then current Prospectus or this SAI, and interest and other financing costs.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  Currently, Class A shares are not authorized to pay distribution fees and Class C shares are authorized to pay the maximum amount of distribution fees.

Pursuant to the Service Plan for Class A and Class C shares, the Trust will pay to the Distributor or other third-party financial intermediaries a fee at an annual aggregate rate not to exceed 0.25% of the average net asset value of Class A and Class C shares.  The amount of such payments shall be determined by the Trust’s disinterested Trustees from time to time.  The Class A and Class C Service Plan is for maintaining or improving services provided to shareholders by the Distributor and investment dealers, financial institutions and 401(k) plan service providers.  Currently, Class A and Class C shares are authorized to pay the maximum amount of service fees.

The Distributor will prepare and deliver written reports to the Board on a regular basis (at least quarterly) setting forth the payments made pursuant to the Distribution Plans and the Service Plans, and the purposes for which such expenditures were made, as well as any supplemental reports as the Board may from time to time reasonably request.

Except to the extent that the Administrator, sub-administrator, Adviser, or Sub-Advisers may benefit through increased fees from an increase in the net assets of the Trust which may have resulted in part from the expenditures, no interested person of the Trust nor any Independent Trustee of the Trust had a direct or indirect financial interest in the operation of the Distribution or Service Plans or any related agreement.

The following table reflects a Fund’s payment of fees pursuant to the Distribution Plans and the Service Plans for the fiscal year ended July 31, 2011 .

	Distribution Plan	Service Plan
	Class C *	Class A	Class C
Analytic Fund	$ 129,674	$ 73,235	$ 43,225
Copper Rock Emerging Growth Fund	N/A	$9, 462	N/A
International Equity Fund	N/A	$ 773	N/A

*   Pershing LLC and Merrill Lynch are paid 12b-1 fees pursuant to the Distribution Plan for Class C shares and each own more than 5% of Class C shares of one or more of the Funds through accounts held for the benefit of others.

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The following table reflects the manner in which the Distribution Plan payments for Class C shares detailed in the previous table were spent.

Advertising	$ 11,048
Printing and mailing of prospectuses to other than current shareholders	$1, 050
Compensation to Distributor	$0
Compensation to broker-dealers	$ 39,719
Compensation to sales personnel	$ 62,671
Interest, carrying, or other financing charges	$0
Other	$ 15,186

THE ADMINISTRATOR AND SUB-ADMINISTRATOR

The Trust and Old Mutual Fund Services (the “Administrator”) entered into an Administrative Services Agreement (the “Administrative Agreement”), pursuant to which the Administrator oversees the administration of the Trust’s and the Funds’ business and affairs, including regulatory reporting and all necessary office space, equipment, personnel, and facilities, as well as services performed by various third parties.  The Administrator, a wholly owned subsidiary of the Adviser, was organized as a Pennsylvania business trust and has its principal place of business at 4643 South Ulster Street, Denver, Colorado 80237.  Under the Administrative Agreement, as compensation for all services rendered and facilities provided, the Trust shall pay the Administrator a fee per Fund of the average daily net assets of each Fund calculated in accordance with the following schedule:

Average Daily Net Assets	Annual Fee Rate
$0 to $500 Million	0.10%
>$500 Million up to $1 Billion	0.09%
>$1 Billion up to $1.5 Billion	0.08%
>$1.5 Billion	0.07%

The Administrative Agreement provides that the Administrator will not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administrative Agreement relates, except a loss resulting from willful misfeasance, bad faith, or negligence on the part of the Administrator in the performance of its duties.  The Administrative Agreement will continue in effect unless terminated by either party upon not less than 90 days’ prior written notice to the other party.

For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 , the Trust paid $878,575, $587,239 , and $442,305 respectively, in administration fees to the Administrator.

The Administrator and The Bank of New York Mellon (“BNY Mellon”) entered into a sub-administration and accounting agreement (the “BNY Mellon Sub-Administration Agreement”), pursuant to which BNY Mellon is obligated to provide administrative assistance to the Administrator in connection with the business and affairs of the Trust beginning on November 5, 2007.  BNY Mellon has its principal business offices at One Wall Street, New York, NY 10286.  Under the BNY Mellon Sub-Administration Agreement, the Administrator pays BNY Mellon the following fees:  annual rates, based on the combined average daily gross assets of the Old Mutual Complex, of (1) 0.0475% of the first $6 billion, plus (2) 0.04% of the average daily gross assets in excess of $6 billion.  For funds within the Old Mutual Complex that are managed as a “fund of funds”, these fees apply only at the underlying fund level.  In addition, the Administrator pays BNY Mellon the following annual fees:  (1) $35,000 for each fund managed as a “fund of funds”; and (2) $3,000 per class in excess of three classes for each fund in the Old Mutual Complex.  Certain minimum fees apply.  Effective January 1, 2010 , the Administrator agreed to fees for additional fund administration and accounting services at an annual rate of 0.01925% of the average daily gross assets.  Certain minimum fees apply. The BNY Mellon Sub-Administration Agreement provides that BNY Mellon shall not be liable for any costs, damages, liabilities or claims incurred by BNY Mellon except those arising out of BNY Mellon’s or its delegee’s or agent’s (if such delegee or agent is a subsidiary of BNY Mellon) negligence or willful misconduct or BNY Mellon’s failure to act in good faith.  In no event shall BNY Mellon be liable to the Administrator or any third party for special, indirect or consequential damages.  The BNY Mellon Sub-Administration Agreement will renew each year unless terminated by either party upon not less than sixty (60) days’ prior written notice to the other party.

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For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 , the Administrator paid BNY Mellon $607,004, $412,380 , and $375,102 respectively in sub-administrative fees applicable to the Trust.

OTHER SERVICE PROVIDERS

THE TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS

DST Systems, Inc. (the “Transfer Agent”), P.O. Box 219398, Kansas City, Missouri 64141-6534, serves as the transfer agent and dividend disbursing agent for the Trust under a transfer agency agreement with the Trust.

From time to time, the Trust may pay amounts to third parties that provide sub-transfer agency and other administrative services relating to the Trust to persons who beneficially own interests in the Trust, such as participants in 401(k) plans or fund supermarket arrangements.  These services may include, among other things, sub-accounting services, answering inquiries relating to the Trust, delivering, on behalf of the Trust, proxy statements, annual reports, updated Prospectuses , other communications regarding the Trust and related services as the Trust or the beneficial owners may reasonably request.  In such cases, the Trust will not compensate such third parties at a rate that is greater than the rate the Trust is currently paying the Transfer Agent for providing these services to shareholders investing directly in the Trust.

In addition, from time to time, the Trust may pay networking fees to broker-dealers who help offset account maintenance and statement and transaction processing costs by utilizing the Networking function of the National Securities Clearing Corporation (NSCC).  To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell a Fund’s shares.

CUSTODIAN

BNY Mellon also serves as the custodian for the Funds.  The custodian holds cash, securities, and other assets of the Funds as required by the 1940 Act.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, PA 19103-7098, serves as counsel to the Trust.  PricewaterhouseCoopers LLP, 1900 16 th Street , Suite 1600 , Denver, Colorado 80202, serves as the independent registered public accounting firm of the Trust.

FUND TRANSACTIONS

The Adviser and Sub-Advisers are authorized to select brokers and dealers to effect securities transactions for the Funds.  It is the policy of the Adviser and Sub-Advisers to obtain the “best execution” of their clients’ securities transactions.  The Adviser and Sub-Advisers strive to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect prevailing market rates.  In addition, the Adviser and Sub-Advisers will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, and responsiveness. The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  In the case of securities traded in the over-the-counter market, the Adviser and Sub-Adviser expect normally to seek to select primary market makers.

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For the fiscal years ended July 31, 2009, July 31, 2010, and July 31, 2011 the Funds paid the following in aggregate brokerage commissions on portfolio transactions.

Aggregate Brokerage Commissions on Portfolio Transactions
	July 31, 2009	July 31, 2010	July 31, 2011
Analytic Fund	$ 2,267,331	$ 672,484	$ 193,646

Copper Rock Emerging Growth Fund	$481,236	$ 456,802	$ 276,009

International Equity Fund	$ 178,999	$ 61,485	$ 25,688

The aggregate brokerage commissions paid by each Fund in 2010 decreased in 2011 primarily as a result of decreased assets in each Fund.

The Adviser and Sub-Advisers may, consistent with the interests of the Funds, select brokers on the basis of the research services they provide to the Adviser or Sub-Advisers.  These research services may include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analyses; and providing portfolio performance evaluation and technical market analyses.

For the fiscal year ended July 31, 2011 , the Adviser and the Sub-Advisers, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed the brokerage transactions of the Funds to brokers because of research services provided.  The following table indicates the amount of these transactions and related commissions paid during this period.  These amounts represent transactions effected with, and related commissions paid to, brokers that provide third party research services.  They do not include transactions and commissions involving brokers that provide proprietary research.

	Amount of Transactions to Brokers Providing Research	Related Commissions
Analytic Fund	$0	$0

Copper Rock Emerging Growth Fund	$ 39,945,370	$ 41,409

International Equity Fund	$0	$0

Information so received by the Adviser or Sub-Advisers will be in addition to and not in lieu of the services required to be performed by the Adviser or Sub-Advisers under the Agreements.  If, in the judgment of the Adviser or Sub-Advisers, the Funds or other accounts managed by the Adviser or Sub-Advisers will be benefited by supplemental research services, the Adviser and Sub-Advisers are authorized to pay brokerage commissions to a broker furnishing such services which are in excess of commissions which another broker may have charged for effecting the same transaction.  The expenses of the Adviser or Sub-Advisers will not necessarily be reduced as a result of the receipt of such information, and such services may not be used exclusively, or at all, with respect to a Fund or account generating the brokerage, and there can be no guarantee that the Adviser or Sub-Advisers will find all of such services of value in advising the Funds.

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The Adviser and Sub-Advisers are permitted to allocate portfolio transactions, which generate commissions or commission equivalents from certain accounts to brokers or dealers who provide services directly to or for the managed account.  In some instances, these services provided by the broker or dealer may help offset expenses that the account would otherwise pay directly.

A Fund may request that the Adviser or Sub-Advisers direct a Fund’s brokerage to offset certain expenses of the Fund.  The Adviser or Sub-Advisers will attempt to fulfill directed brokerage subject to achieving best execution.  Although the Adviser or Sub-Advisers attempt to satisfy a Fund’s direction requests, there can be no guarantee that it will be able to do so.  In certain circumstances, the directed broker may not offer the lowest commission rate.  This may cause a Fund to pay a higher rate of commission than might otherwise have been available had the Adviser or Sub-Advisers been able to choose the broker or dealer to be utilized.

By directing a portion of a Fund’s generated brokerage commissions, the Adviser and Sub-Advisers may not be in a position to negotiate brokerage commissions on the Fund’s behalf with respect to transactions effected by the directed broker or dealer, to freely negotiate commission rates or spreads on the basis of the best price and execution, or to commingle or “bunch” orders for purposes of execution with orders for the same securities for other accounts managed by the Adviser or Sub-Adviser.  In cases where a Fund has instructed the Adviser or Sub-Adviser to direct brokerage to a particular broker or dealer, orders for the Fund may be placed after brokerage orders for accounts that do not impose such restrictions.

The SEC requires the Trust to provide certain information on the securities of the Funds’ regular brokers or dealers (or their parents) held by the Funds during their most recent fiscal year.  The following table identifies those brokers or dealers and the value of the Funds’ aggregate holdings of the securities of each such issuer as of July 31, 2011 .

	Broker-Dealer	Aggregate Value
Analytic Fund	JP Morgan Chase Citigroup	$ 1,175 ,000 $ 1, 088 ,000

Copper Rock Emerging Growth Fund	None

International Equity Fund	Deutsche Bank	$ 147 ,000

The Funds may execute brokerage or other agency transactions through the Distributor, which is a registered broker-dealer, for a commission in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended, and rules promulgated by the SEC.  Under these provisions, the Distributor is permitted to receive and retain compensation for effecting portfolio transactions for a Fund on an exchange if a written contract is in effect between the Distributor and the Fund expressly permitting the Distributor to receive and retain such compensation.  These rules further require that commissions paid to the Distributor by the Funds for exchange transactions not exceed “usual and customary” brokerage commissions.  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  The Trustees, including the Independent Trustees , have adopted procedures for evaluating the reasonableness of commissions paid to the Distributor and will review these procedures periodically.

Consistent with the Conduct Rules of NASD, Inc. (“NASD”), Rule 12b-1(h) under the 1940 Act and subject to seeking best execution and in accordance with policies and procedures adopted by the Board, the Adviser or Sub-Adviser may select broker-dealers to execute Fund portfolio transactions that promote or sell a Fund’s shares.  Those policies and procedures are reasonably designed to prevent the Adviser’s or Sub-Adviser’s personnel from taking into account such promotion or sale of Fund shares and shares of any other mutual fund it advises in selecting broker-dealers to execute a Fund’s portfolio transactions.  Neither the Trust, Adviser, Sub-Adviser, nor Distributor may enter into any agreement or other understanding under which the Trust directs, or is expected to direct, portfolio securities transactions to a broker or dealer in consideration for such promotion or sale of such shares.

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Code of Ethics.  The Trust, Adviser, Sub-Advisers, and Distributor have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act governing personal trading by persons who manage, or who have access to, trading activity by the Funds.  The codes of ethics allow trades to be made in securities that may be held by the Funds.  However, they prohibit a person from taking advantage of trades of shares of a Fund or from acting on inside information.  In addition, the Board reviews and approves the codes of ethics of the Trust, Adviser, Sub-Advisers, and Distributor and any material amendments thereto.  The Board also reviews annual reports on issues raised under the Trust’s, Adviser’s, Sub-Advisers’, and Distributor’s codes of ethics during the previous year.

Proxy Voting.  The Board has adopted Proxy Voting Guidelines (the “Guidelines”) to determine how to vote proxies relating to portfolio securities.  The Guidelines are attached to this SAI as Exhibit B.  In general, the Guidelines seek to vote proxies in a manner that maximizes the value of a Fund’s investments.  The Guidelines generally assign proxy voting responsibilities for a Fund to the Adviser or Sub-Advisers.  Also included in Exhibit B to this SAI are the proxy voting policies for the Adviser and Sub-Advisers.  Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2011 is available (i) on the Trust’s website at oldmutualfunds.com; (ii) without charge, upon request, by calling toll-free 888.772.2888; and (iii) on the SEC’s website at http://www.sec.gov.

DESCRIPTION OF SHARES

The Trust may issue an unlimited number of shares for a Fund and may create additional series funds and additional classes of the Trust.  Each share of a Fund represents an equal proportionate interest in a Fund with each other share.  Shares of a Fund are entitled upon liquidation to a pro rata share in the net assets of a Fund available for distribution to shareholders.  Shareholders have no preemptive rights.  All consideration received by the Trust for shares of a Fund and all assets in which such consideration is invested would belong to a Fund and would be subject to the liabilities related thereto.

VOTING RIGHTS

Each share held entitles a shareholder to one vote for each share held by the shareholder.  Shareholders of the Funds will vote together in matters affecting the Trust generally, such as the election of Trustees or selection of accountants.  Shareholders of any particular class of the Trust will vote separately on matters relating solely to such class and not on matters relating solely to any other class or classes of the Trust.  The Trust is not required to hold annual meetings of shareholders, but shareholder approval will be sought for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances.  The  Agreement and Declaration of Trust (“Trust Agreement”) provides that the Trustees of the Trust will hold office during the existence of the Trust, except as follows: (i) any Trustee may resign or retire; (ii) any Trustee may be removed by a vote of at least two-thirds of the outstanding shares of the Trust at a meeting, or at any time by written instrument signed by at least two-thirds of the Trustees and specifying when such removal becomes effective; (iii) any Trustee who has become incapacitated and is unable to serve may be removed by a written instrument signed by a majority of the Trustees; or (iv) any Trustee who has died will be terminated upon the date of his death.

Under Delaware law, shareholders of a Delaware statutory trust will be entitled to the same limitations of liability extended to shareholders of private for-profit corporations; however, there is a remote possibility that shareholders could, under certain circumstances, be held liable for the obligations of the Trust to the extent the courts of another state which does not recognize such limited liability were to apply the laws of such state to a controversy involving such obligations.  However, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees to all parties, and each party thereto must expressly waive all rights of action directly against shareholders of the Trust.  The Trust Agreement and By-Laws (the “Governing Instruments”) provide for indemnification out of the property of a Fund for all losses and expenses of any shareholder of the Fund held liable on account of being or having been a shareholder.  Thus, the risk of a shareholder incurring financial loss due to shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations and the complaining party was held not to be bound by the liability disclaimer.

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The Governing Instruments provide indemnification for current and former Trustees, officers, employees and agents of the Trust to the fullest extent permitted by Delaware law and other applicable law.  Trustees of the Trust may be personally liable to the Trust and its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their duties as trustees.

PURCHASES AND REDEMPTIONS OF SHARES

Purchases and redemptions may be made on any day on which the New York Stock Exchange (“NYSE”) is open for business.  Currently, the following holidays are observed by the Trust: New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  Shares of the Funds are offered on a continuous basis.

The Funds are not available to new foreign investors.  A foreign investor is an investor who does not have a U.S. social security or tax identification number and/or does not have a U.S. residence address.

Shares of a Fund are offered only to residents of states in which such shares are eligible for purchase.

The Trust, the Distributor, and the Transfer Agent will not be responsible for any loss, liability, cost, or expenses for acting upon wire instructions or telephone instructions that it reasonably believes to be genuine.  The Trust, the Distributor and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine.

PURCHASES

The Funds reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.  For example, the investment opportunities for small or medium capitalization companies may from time to time be more limited than those in other sectors of the stock market.  Therefore, in order to retain adequate investment flexibility, the Adviser may from time to time recommend to the Board that a Fund which invests extensively in such companies indefinitely discontinue the sale of its shares to new investors (other than Trustees, officers, and employees of the Adviser, the Sub-Adviser, and their affiliated companies).  In such event, the Board would determine whether such discontinuance is in the best interests of a Fund and its shareholders.

Under unusual circumstances, an investor may purchase shares of a Fund with investment securities acceptable to a Fund.  The Distributor will inform the investor of the securities acceptable to a Fund.  Purchases by affiliated persons of a Fund may only be made after receiving Board and regulatory approval, as required.  An in-kind purchase must be consistent with the following:  (1) an in-kind purchase must not dilute the interests of existing shareholders; and (2) the in-kind consideration accepted by a Fund must consist of securities that are appropriate, in type and amount, for investment by a Fund in light of its investment objective, policies, restrictions, and current holdings.  The method of valuing securities used to make purchases in-kind will be the same as the method of valuing portfolio securities described below in the section of this SAI entitled “Determination of Net Asset Value” and such valuation will be made as the same time the purchase price is determined.

If shares are purchased through a financial institution, such financial institution may charge you a fee for this service in addition to a Fund’s public offering price.

Institutional Class

The following investors (eligible investors) qualify to purchase Institutional Class shares with a minimum initial investment of at least $1 million in a Fund:

•	A bank, trust company, or other type of depository institution purchasing shares for its own account;

•	An insurance company, registered investment company, endowment, or foundation purchasing shares for its own account;

•	Pension or profit sharing plans or the custodian for such a plan; and

•	Qualified or non-qualified employee benefit plans.

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Other institutional investors may be eligible to purchase Institutional Class shares at the discretion of Old Mutual Capital.  Eligible investors may purchase Institutional Class shares with a minimum initial investment of $100,000 in a Fund provided they sign an LOI, committing them to increase that investment to a minimum investment of $1 million in that Fund within twelve months.  Old Mutual Capital reserves the right to change the amount of Institutional Class investment minimums from time to time or to waive them in whole or in part for certain investors or groups of investors.  If you are an eligible investor and do not invest at least $1 million in a Fund within twelve months, you will cease to be an eligible investor and the Fund may convert your Institutional Class shares to Class Z shares, if available.  If Class Z shares are not offered by the Fund, the Fund may convert your Institutional Class shares to Class A shares at net asset value, if available.  The Fund shall notify you of any proposed conversion so that you may increase your Institutional Class account balance to the required minimum.

The Funds also reserve the right to close Institutional Class accounts that do not meet the investment minimum, unless solely as a result of depreciation in share value.  If a Fund closes your account, it will redeem your shares and send you the cash proceeds.  If you hold Institutional Class shares directly with a Fund, you may receive notice prior to the closure of your account so that you may increase your account balance to the required minimum.  Certain Institutional Class accounts held through intermediaries may not be subject to closure by the Fund due to the policies of the intermediaries.  However, you may receive notice from your intermediary to increase your Institutional Class account balance to the required minimum to avoid having the intermediary close your account.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Registered investment companies advised by Old Mutual Capital are not subject to the Institutional Class investment minimums.

If you agree to invest at least $100,000 in Institutional Class shares of a Fund and sign an LOI, you confirm your intent to purchase at least $1 million of Institutional Class shares of the Fund in which you have chosen to invest over a twelve month period.  By signing the LOI, you also agree that in the event you do not fulfill the terms of the LOI, we may convert your Institutional Class shares of the Fund to another share class or redeem your shares.  Please note that you may incur federal income tax liability resulting from the redemption of Fund shares.

Class Z

Class Z shares may only be purchased through certain authorized financial service firms.  Class Z shares are not available to shareholders by direct purchase through the Funds’ transfer agent, except that:  (i) persons or entities who are the beneficial owners of, and who have continuously maintained since June 1, 2007, an investment in Class Z shares of any retail mutual fund currently advised by the Adviser (“Grandfathered Investment”) and any person or entity listed in the account registration of a Grandfathered Investment, such as joint owners, trustees, custodians, and designated beneficiaries; and (ii) employees of the Adviser and Old Mutual Investment Partners, trustees/directors of any mutual fund currently advised by the Adviser, fund counsel to any mutual fund currently advised by the Adviser, and their immediate families may continue to purchase Class Z shares in any applicable manner.

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Initial Sales Charges – Class A Shares

The initial sales charge is used to compensate the Distributor and selected dealers for their expenses incurred in connection with the distribution of a Fund’s shares.  Class A shares of a Fund are currently sold with an initial sales charge ranging from 5.75% to 2.00% of the offering price on purchases of up to $1 million.

	Investor’s Initial Sales Charge
Amount of Investment in Single Transaction	As a Percentage of the Public Offering Price	As a Percentage of the Net Amount Invested	Dealer Commission as a Percentage of the Offering Price

Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.50%	2.56%	2.00%
$500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 and over	0%	0%	0%

Large Purchases Of Class A Shares

Investors who purchase $1 million or more of Class A shares of a Fund do not pay an initial sales charge.  However, such purchases may be subject to a 1% CDSC if the investor redeems those shares within one year after purchase, as described in the Funds’ Prospectus under “Sales Charges – Class A Purchases Subject to Contingent Deferred Sales Charges.”

Class A Purchases Eligible For Reductions of Initial Sales Charges

The Funds’ Prospectus, under the heading “Sales Charges – Class A Purchases Eligible for Reductions of Initial Sales Charges,” describes certain programs offered by the Funds to reduce initial sales charges for certain eligible investors.  The following information supplements the descriptions in the Funds’ Prospectus and further explains the conditions that investors must satisfy to qualify for a reduced initial sales charge under these programs.  For purposes of determining the availability of reduced initial sales charges through letters of intent, rights of accumulation, and concurrent purchases, the Distributor, in its discretion, may aggregate certain related accounts.

Letters of Intent

You may pay reduced initial sales charges by completing the appropriate section of the account application and by fulfilling the terms of a Letter of Intent (“LOI”).  The LOI confirms your intention as to the total investment to be made in Class A shares of all retail mutual funds advised by the Adviser (“Old Mutual Funds”), except Old Mutual Cash Reserves Fund, within the following 13 consecutive months.  By marking the LOI section on the account application and by signing the account application, you indicate that you understand and agree to the terms of the LOI and are bound by the provisions described below.

Each purchase of Class A shares of a Fund normally subject to an initial sales charge made during the 13-month period will be made at the public offering price applicable to a single transaction of the total dollar amount indicated by the LOI, as described under “ Sales Charges – Class A Purchases Eligible for Reductions of Initial Sales Charges – Letters of Intent ” in the Funds’ Prospectus.  It is your responsibility at the time of purchase to specify the account number(s) that should be considered in determining the appropriate sales charge.  The offering price may be reduced further as described under “Rights of Accumulation” (below) if you advise the Trust of all other accounts at the time of your investment.  Shares acquired through reinvestment of dividends and capital gains distributions will not be applied to the LOI.  At any time during the 13-month period after meeting the original obligation, you may revise your intended investment amount upward by submitting a written and signed request.  Such a revision will not change the original expiration date.  By signing an LOI, you are not making a binding commitment to purchase additional shares, but if purchases made within the 13-month period do not total the amount specified, you will pay the increased amount of sales charge as described below.  Purchases made within 90 days before signing an LOI will be applied toward completion of the LOI.  The LOI effective date will be the date of the first purchase within the 90-day period.  The Transfer Agent will process necessary adjustments upon the expiration or completion date of the LOI.  Purchases made more than 90 days before signing an LOI will be applied toward completion of the LOI based on the value of the shares purchased calculated at the public offering price on the effective date of the LOI.

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To assure compliance with the provisions of the 1940 Act, out of the initial purchase (or subsequent purchases if necessary) you will pledge and the Transfer Agent will escrow in the form of shares an appropriate dollar amount (computed to the nearest full share).  All dividends and any capital gain distributions on the escrowed shares will be credited to you.  All shares purchased, including those escrowed, will be registered in your name.  If the total investment specified under this LOI is completed within the 13-month period, the escrowed shares will be promptly released.  If the intended investment is not completed, you will pay the transfer agent the difference between the sales charge on the specified amount and the amount actually purchased.  If you do not pay such difference within 20 days of the expiration date, you irrevocably constitute and appoint the Transfer Agent as your agent to surrender for redemption any or all shares, to make up such difference within 60 days of the expiration date.

If at any time before completing the LOI program you wish to cancel the agreement, you must give written notice to the Distributor.  If at any time before completing the LOI program you request the Transfer Agent to liquidate or transfer beneficial ownership of your total shares, a cancellation of the LOI will automatically be effected.  If the total amount purchased is less than the amount specified in the LOI, the transfer agent will redeem an appropriate number of escrowed shares equal to the difference between the sales charge actually paid and the sales charge that would have been paid if the total purchases had been made at a single time.

Rights of Accumulation

You may qualify for reduced initial sales charges based upon your existing investment in shares of any Class A shares of the Old Mutual Funds ( except Old Mutual Cash Reserves Fund ).   To determine whether or not a reduced initial sales charge applies to a proposed purchase, the Distributor takes into account not only the money which you invest upon such proposed purchase, but also the value of all Class A shares of Old Mutual Funds that you own, calculated at their then current public offering price.  If you qualify for a reduced sales charge, the reduced sales charge applies to the total amount of money that you are then investing and not just to the portion that exceeds the breakpoint above which a reduced sales charge applies.  For example, if you already own qualifying shares of Old Mutual Funds with a value of $80,000 and wish to invest an additional $40,000 in one of the Funds with a maximum initial sales charge of 5.75%, the reduced initial sales charge of 4.50% will apply to the full $40,000 purchase and not just to the $20,000 in excess of the $100,000 breakpoint.  To qualify for obtaining the discount applicable to a particular purchase, you or your dealer must furnish the Trust with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.  In addition, the Trust may request account statements if it is unable to verify your account information.

Concurrent Purchases

You may combine the amount invested in simultaneous purchases of Class A and Class C shares of two or more Old Mutual Funds (except Old Mutual Cash Reserves Fund) to determine your Class A sales charge.

Reinstatement Privilege

Within 90 days of a redemption, you may reinvest all or part of the redemption proceeds in Class A or Class C shares of any Fund at the net asset value next computed after receipt by the Distributor of the proceeds to be reinvested.  You must ask for such privilege at the time of reinvestment.  A realized gain on the redemption is taxable, and reinvestment may alter any capital gains payable.  If there has been a loss on the redemption and shares of the same Fund are repurchased, all of the loss may not be tax deductible, depending on the timing and amount reinvested.  A Fund may amend, suspend, or cease offering this privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation.  This privilege may only be exercised once each year by a shareholder with respect to a Fund.

If you are assessed a CDSC in connection with the redemption of shares and you subsequently reinvest a portion or all of the value of the redeemed shares in shares in any one of the same fund of the Trust within 90 days after such redemption, such reinvested proceeds will not be subject to either an initial sales charge at the time of reinvestment or an additional CDSC upon subsequent redemption.  In order to exercise this reinvestment privilege, you must notify the Trust of your intent to do so at the time of reinvestment.

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Payments to Dealers

The Distributor may make the following payments to selected dealers of record of purchases for Class A shares totaling $1 million or more: 1.00% on amounts to $5 million, 0.50% on amounts over $5 million and up to $10 million, and 0.25% on amounts over $10 million.  These purchases may be subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Distributor may elect to re-allow the entire initial sales charge on Class A shares to dealers for all sales with respect to which orders are placed with the Distributor during a particular period.  The SEC takes the position that dealers to whom substantially the entire sales charge is re-allowed may be deemed to be “underwriters” as that term is defined under the 1933 Act.

In addition, the Distributor may pay asset based sales commissions to dealers and institutions who sell Class A shares (totaling $1 million or more) and Class C shares of the Fund at the time of such sale.  Payments with respect to Class A shares will consist of a service fee equal to 0.25% of the purchase price of the Class A shares totaling $1 million or more sold by the dealer or institution.  Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission pursuant to the Class C Distribution Plan equal to 0.75% of the purchase price of the Class C shares sold plus an advance of the first year service fee pursuant to the Class C Service Plan equal to 0.25% with respect to such shares.  Upfront payments for Class A shares are partially recouped by the Distributor through payments made pursuant to the Class A Service Plan.  Upfront payments for Class C shares are recouped by the Distributor through payments made pursuant to the Class C Distribution Plan and Service Plan.  See the section entitled “The Distributor” in for more information.

Purchases of Class C Shares

Class C shares of Old Mutual Analytic Fund are sold at net asset value without an initial sales charge, but are subject to a CDSC of 1.00% if redeemed within twelve months of the date of purchase.

The Funds reserve the right to reject any purchase order or to suspend or modify the continuous offering of its shares.

General Information Regarding Purchases

A purchase order will be effective as of the day received from your broker, dealer, or financial adviser by the Transfer Agent if the Transfer Agent receives sufficient information to execute the order before 4:00 p.m. Eastern Time.  Payment may be made by check or readily available funds.  The price per share you will pay to invest in a Fund is its public offering price next calculated after the Transfer Agent or other authorized representative accepts your order.  Purchases will be made in full and fractional shares of a Fund calculated to three decimal places.  The Trust will not issue certificates representing shares of a Fund.

In order for your purchase order to be effective on the day you place your order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below. The broker-dealer or financial institution is responsible for promptly transmitting purchase orders to the transfer agent so that you may receive the same day’s net asset value.

If a check received for the purchase of shares does not clear, the purchase will be canceled, and you could be liable for any losses or fees incurred by the Trust.  The Trust reserves the right to reject a purchase order when the Trust determines that it is not in the best interests of a Fund or its shareholders to accept such an order.

Initial Purchases by Mail

An account may be opened for Class A and Class C shares by mailing a check or other negotiable bank draft payable to Old Mutual Funds I for at least the minimum initial amount specified above for regular and IRA accounts, and a completed Account Application to Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121-9534.  The Trust will not accept third-party checks, i.e., a check not payable to Old Mutual Funds I or an Asset Allocation Portfolio, for initial or subsequent investments.

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Initial Purchase by Wire

If you have an account with a commercial bank that is a member of the Federal Reserve System, you may purchase shares of the Asset Allocation Portfolios by requesting your bank to transmit funds by wire.  Before making an initial investment by wire, you must first telephone 888-772-2888 to receive an Account Application for the applicable share class and be assigned an account number.  The Account Application must be received and accepted prior to receipt of the wire.  Your name, account number, taxpayer identification number or Social Security Number, and address must be specified in the wire.  Wires to purchase shares of Asset Allocation Portfolios must be received by 4:00 p.m. Eastern time to be effective on that day.  In addition, an original Account Application should be promptly forwarded to: Old Mutual Funds I, P.O. Box 219534, Kansas City, Missouri 64121-9534.  All wires must be sent as follows: Further Credit: name of Asset Allocation Portfolio, your name, your social security number or tax ID number and your assigned account number.

Initial Purchase by ACH

If you have made this election, Class A and Class C shares of each Asset Allocation Portfolio may be purchased via ACH.  Investors purchasing via ACH should complete the bank information section on the Account Application and attach a voided check or deposit slip to the Account Application.  This option must be established on your account at least 15 days prior to your initiating an ACH transaction.  The maximum purchase allowed through ACH is $100,000.

Additional Purchases by Phone (Telephone Purchases)

You may purchase additional shares of Class A and Class C by telephoning the Transfer Agent at 888-772-2888.  The minimum telephone purchase is $1,000, and the maximum is five times the net asset value (“ NAV ”) of shares held by the shareholder on the day preceding such telephone purchase for which payment has been received.  The telephone purchase will be made at the offering price next computed after the receipt of the call by the Transfer Agent.  Payment for the telephone purchase must be received by the Transfer Agent within seven days.  If payment is not received within seven days, you will be liable for all losses incurred by the Trust as a result of the cancellation of such purchase.

Additional Purchases by Wire

Additional investments may be made at any time through the wire procedures described above, which must include your name and account number.  Your bank may impose a fee for investments by wire.

Additional Purchases Via the Internet

Additional purchases may be made via the Internet by completing the bank information section on the account application, entering the “My Account” section of the Trust’s Website located at oldmutualfunds.com, and following the instructions for purchasing shares.

Sample Calculation of Maximum Offering Price

Class A shares of the Funds are sold with a maximum initial sales charge of 5.75%.  Institutional Class, Class C, and Class Z shares of the Funds are sold at NAV without any initial sales charges.  The following table shows the maximum offering price per share of Class A shares of the Funds, using the NAV per share as of July 31, 2011 .

Class A Shares	NAV per share	Maximum sales charge (5.75% of offering price)	Maximum offering price to public

Analytic Fund	$ 10.26	$0. 63	$ 10.89
Copper Rock Emerging Growth Fund	$ 12.16	$0. 74	$12 .90
International Equity Fund	$ 9.40	$0. 57	$ 9.97

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REDEMPTIONS

You may sell (redeem) shares in your account by contacting your investment broker-dealer or financial institution.  Your broker-dealer or financial institution may charge you a fee for this service.  The redemption price of Class A shares and Class C shares subject to a CDSC will be reduced by any applicable contingent deferred sales charge.  The CDSC may be deducted from your redemption proceeds or from your account balance.  If no preference is stated at the time of redemption, the CDSC will be deducted from the redemption proceeds.  Redemption orders received by the transfer agent prior to 4:00 p.m. Eastern Time on any business day will be effective that day.  The redemption price of shares is the NAV of a Fund next determined after the redemption order is effective less any applicable deferred sales charge.  Payment of redemption proceeds will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier’s checks) or by ACH will be forwarded only upon collection of payment for such shares; collection of payment may take up to 15 days from the date of purchase.

Generally, a Fund will not charge any fees to redeem your shares.  Your broker-dealer or other financial institution may charge you a service fee for handling redemption transactions.

In order for your redemption order to be effective on the day you place your redemption order with your broker-dealer or other financial institution, such broker-dealer or financial institution must (i) receive your order before 4:00 p.m. Eastern Time and (ii) promptly transmit the order to the Transfer Agent.  See “Determination of Net Asset Value” below.  The financial institution is responsible for promptly transmitting redemption orders to the Transfer Agent so that your shares are redeemed at the same day’s NAV.

It is currently the Trust’s policy to pay all redemptions in cash.  The Trust retains the right, however, to alter this policy under unusual circumstances to provide for redemptions in whole or in part by a distribution in-kind of securities held by a Fund in lieu of cash in order to protect the interests of the remaining shareholders (i.e., the amount redeemed is large enough to affect fund operations), or to accommodate a request by a particular shareholder that does not adversely affect the interests of the remaining shareholders.  The method of valuing securities used to make redemptions in-kind will be the same as the method of valuing portfolio securities described below in the section entitled “Determination of Net Asset Value” and such valuation will be made as of the same time the redemption price is determined.  Shareholders may incur brokerage charges, and may realize taxable gain or loss, on the sale of any such securities so received in payment of redemption and will be exposed to market risk until the securities are converted to cash.  In addition, in-kind distributions may include illiquid securities which shareholders may be unable to dispose of at the time or price desired.

The Trust has made an election pursuant to Rule 18f-1 under the 1940 Act by which it has committed itself to pay in cash all requests for redemption by any shareholder of record, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000 or (ii) 1.00% of the net asset value of a Fund at the beginning of such 90-day period.  Should redemptions by any shareholder exceed such limitation, a Fund will have the option of redeeming the excess in cash or in-kind.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC or by rule or regulation) as a result of which disposal or valuation of a Fund’s securities is not reasonably practicable, or for such other periods as the SEC has by order permitted.  The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Sub-Adviser, the Administrator, the Sub-Administrator, the Transfer Agent, and/or the Custodian are not open for business.

You may receive redemption payments in the form of a check or by Federal Reserve wire or ACH transfer.

CDSCs Applicable to Redemptions of Class A Shares

A CDSC applies to purchases of $1 million or more of Class A shares of Old Mutual Funds that are redeemed within 12 months of the date of purchase.  This charge will be based on the lesser of the value of the shares redeemed (excluding reinvested dividends and capital gain distributions) or the total original cost of such shares and will be charged at 1.00% of Class A shares purchased at NAV on all purchases of $1 million or more.  In determining whether a CDSC is payable, and the amount of any such CDSC, shares not subject to the CDSC are redeemed first (including shares purchased by reinvested dividends and capital gains distributions and amounts representing increases from capital appreciation), and then other shares are redeemed in the order of purchase.  No such CDSC will be imposed upon exchanges unless the shares acquired by exchange are redeemed within 12 months of the date the shares were originally purchased.

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CDSC Exceptions for Large Purchases of Class A Shares

The CDSC will be waived on redemptions of shares purchased by an investor in amounts of $1 million or more under the following circumstances:

•
where such investor’s dealer of record, due to the nature of the investor’s account, notifies the Distributor prior to the time of investment that the dealer waives the payments otherwise payable to the dealer;

•	on purchases made in connection with the reinvestment of dividends and distributions from a Fund;

•	on exchanges of shares of Old Mutual Funds (see “Purchases and Redemptions of Shares – Redemptions – Exchange Privileges”);

•	on purchases subject to the reinstatement privilege (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”); or

•	on purchases made in connection with a merger, consolidation, or acquisition of assets of a Fund.

CDSC Applicable to Redemptions of Class C Shares

Class C shares may be redeemed on any business day at the NAV next determined following receipt of the redemption order, less a 1.00% (subject to change) CDSC.  No CDSC will be imposed (i) on redemptions of Class C shares following one year from the date such shares were purchased; (ii) on Class C shares acquired through reinvestment of dividends and distributions attributable to Class C shares; or (iii) on amounts that represent capital appreciation in the shareholder’s account above the purchase price of the Class C shares.

In determining whether a CDSC is applicable, it will be assumed that a redemption is made: first, of any shares held in the shareholder’s account that are not subject to such charge; second, of shares derived from reinvestment of dividends and distributions; third, of shares held for more than one year from the date such shares were purchased; and fourth, of shares held less than one year from the date such shares were purchased.  The applicable CDSC will be applied against the lesser of the value of the shares redeemed or the total original cost of the redeemed shares.

CDSC Exceptions for Purchases of Class C Shares

The CDSC on Class C shares may be waived:

•	on total or partial redemptions where the investor’s dealer of record notified the Distributor prior to the time of investment that the dealer would waive the upfront payment otherwise payable to him;

•	if you redeem shares acquired through reinvestment of dividends and distributions;

•	on increases in the NAV of your shares;

•
when using the reinstatement privilege, which allows you to reinvest all or part of the proceeds from a previous redemption of Old Mutual Fund shares (see “Purchases and Redemptions of Shares – Purchases – Class A Purchases Eligible For Reductions of Initial Sales Charges”);

•	upon the death or post-purchase disability (as defined in Section 72(m)(7) of the Internal Revenue Code of 1986) of the shareholder or plan participant;

•	on required minimum distributions taken from retirement accounts upon the shareholder’s attainment of age 70 1/2;

•
on redemptions through a systematic withdrawal plan, provided that amounts withdrawn under such plan do not exceed on an annual basis 10.00% of the value of the shareholder’s investment in Class C shares at the time the shareholder elects to participate in the systematic withdrawal plan; or

•	on the liquidation of a shareholder’s account by the Trust for failure to maintain the required minimum account balance.

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Redemption/Exchange Fee

See the Funds’ Prospectus for details of any redemption/exchange fee.

Redemptions by Mail

There is no charge for having a check for redemption proceeds mailed to you.

Redemptions by Telephone

Redemption orders may be placed by telephone, provided that this option has been selected.  Shares held in IRA accounts are not eligible for this option and must be redeemed by written request.  Neither the Trust nor the Transfer Agent will be responsible for any loss, liability, cost or expense for acting upon wire instructions or upon telephone instructions that it reasonably believes to be genuine.  The Trust and the Transfer Agent will each employ reasonable procedures to confirm that instructions communicated by telephone are genuine, including requiring a form of personal identification prior to acting upon instructions received by telephone and recording telephone instructions.  If reasonable procedures are not employed, the Trust and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent telephone transactions.

If market conditions are extraordinarily active, or other extraordinary circumstances exist and you experience difficulties placing redemption orders by telephone, you may wish to consider placing your order by other means, such as mail or overnight delivery.  The Trust will not accept redemption requests for an amount greater than $50,000 by telephone instruction, except for cases where the proceeds of the redemption request are transmitted by Federal wire to a pre-established checking account.  Such redemption requests must be received in writing and be signature guaranteed.

Redemption by Wire

The Transfer Agent will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.  Shareholders cannot receive proceeds from redemptions of shares of a Fund by Federal Reserve wire on federal holidays restricting wire transfers.

Redemptions by ACH

The Trust does not charge for ACH transactions; however, proceeds from such transactions will not be posted to your bank account until the second Business Day following the transaction.  In order to process a redemption by ACH, banking information must be established on your account at least 15 days prior to initiating a transaction.  A voided check or deposit slip must accompany requests to establish this option.

Redemptions Via the Internet

Redemption orders may be made via the Internet by completing the bank information section on the account application, entering the “My Account” section of the Trust’s Website located at oldmutualfunds.com, and following the instructions for redeeming shares.

Shareholder Inquiries and Services Offered

If you have any questions about the Funds or the shareholder services described herein, contact your broker-dealer or financial adviser.  The Trust reserves the right to amend the shareholder services described below or to change the terms or conditions relating to such services upon 60 days’ notice to shareholders.  You may, however, discontinue any service you select, provided that with respect to the Systematic Investment and Systematic Withdrawal Plans described below, the Transfer Agent receives your notification to discontinue such service(s) at least 10 days before the next scheduled investment or withdrawal date.

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Systematic Investment and Systematic Withdrawal Plans

For your convenience, the Trust provides plans that enable you to add to your investment or withdraw from your account(s) with a minimum of paperwork.  You can utilize these plans by simply completing the appropriate section of the Account Application.

(1)           SYSTEMATIC INVESTMENT PLAN (“SIP”).  A SIP is a convenient way for you to purchase shares in a Fund at regular monthly or quarterly intervals selected by you.  A SIP enables you to achieve dollar-cost averaging with respect to investments in a Fund despite its fluctuating NAV through regular purchases of a fixed dollar amount of shares in the Fund.  Dollar-cost averaging brings discipline to your investing.  Dollar-cost averaging results in more shares being purchased when a Fund’s NAV is relatively low and fewer shares being purchased when the Fund’s NAV is relatively high, thereby helping to decrease the average price of your shares.  Two SIPs are offered – SIP-I and SIP-II. Investors who establish a SIP-I may open an account with a minimum balance of $500 and additional monthly systematic investments of at least $25.  Investors who establish a SIP-II may open an account with no minimum initial investment if the monthly systematic additional investment is at least $50.  Your systematic investment in a Fund designated by you will be processed on a regular basis at your option beginning on or about either the first or fifteenth day of the month or quarter you select.  A SIP must be established on your account at least 15 days prior to the intended date of your first systematic investment.

(2)           SYSTEMATIC WITHDRAWAL PLAN.  The systematic withdrawal plan provides a convenient way for you to receive current income while maintaining your investments in a Fund.  The systematic withdrawal plan permits you to have payments of $50 or more automatically transferred from your account(s) in a Fund to your designated checking or savings account on a monthly, quarterly, or semi-annual basis.  The systematic withdrawal plan also provides the option of having a check mailed to the address of record for your account(s).  In order to start a plan, you must have a minimum balance of $5,000 in any account using this feature.  Your systematic withdrawals will be processed on a regular basis beginning on or about either the first or fifteenth day of the month, quarter, or semi-annual period you select.  You may realize a taxable gain or loss on a withdrawal.

Exchange Privileges

Once payment for your shares has been received (i.e., an account has been established) and your payment has been converted to federal funds, you may exchange some or all of your shares for shares of the same class of other Old Mutual Funds currently available to the public. See the “Your Investment – General Policies” section of the Funds’ Prospectus for limitations on exchanges.  You may realize a taxable gain or loss on an exchange.

Generally, you may exchange your shares for shares of the same class of other Old Mutual Funds at NAV.  Exchanges may only be made into an Old Mutual Fund that is not currently closed to new investors.  In addition, Class Z shares may be exchanged for Institutional Class shares of the same Fund, subject to the investment qualifications and minimums of Institutional Class shares. Class A shares, purchased at NAV, may be exchanged for Class Z shares of the same Old Mutual Fund, subject to the investment qualifications and minimums of Class Z shares.

Class A shares of a Fund may be exchanged for Class A shares of any of the other Old Mutual Funds at relative net asset value without payment of sales charges.  See the “Purchases, Redemptions and Pricing of Shares – Initial Sales Charges – Class A Shares” section of this SAI for more information.

The minimum investment requirements, as set forth in the section entitled “Purchases, Redemptions, and Pricing of Shares – Minimum Investment”, also apply to exchanges.

Exchange of Shares Subject to a CDSC

If you exchange shares that are subject to a CDSC, the exchange transaction will not be subject to the CDSC.  However, when you redeem the shares acquired through the exchange, the redemption may be subject to the CDSC, depending upon when you originally purchased the shares.  For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

The Trust reserves the right to change the terms and conditions of the exchange privilege discussed herein, or to terminate the exchange privilege, upon 60 days’ notice.  Exchanges will be made only after proper instructions in writing or by telephone are received for an established account by the Transfer Agent.

The exchange privilege may be exercised only in those states where the shares of a Fund may legally be sold.

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Tax-Sheltered Retirement Plans

A variety of retirement plans, including IRAs, SEP-IRAs, 401(a) Keogh and corporate money purchase pension and profit sharing plans, and 401(k) and 403(b) plans are available to investors in the Funds.

(1)           TRADITIONAL IRAs.  You may save for your retirement and shelter your investment income from current taxes by either: (i) establishing a new traditional IRA; or (ii) ”rolling-over” to an IRA monies from other IRAs or lump sum distributions from a qualified retirement plan.  If you are between 18 and 70 1/2 years of age, you can use a traditional IRA to invest up to $5,000 per year of your earned income in any of the Funds.  You may also invest up to $5,000 per year in a spousal IRA if you and your spouse file jointly and your spouse has no earned income.  Individuals age 50 and older may make an additional $1,000 catch-up contribution after the maximum contribution has been made.   These contribution limits are adjusted for inflation periodically.   There is a $10.00 annual maintenance fee charged to traditional IRA investors.  If you maintain IRA accounts in more than one Fund, you will only be charged one fee.  This fee can be prepaid or will be debited from your account if not received by the announced deadline.  Please see the information below for changes to the annual contribution limit.

(2)           ROTH IRAs.  Roth IRAs are similar to traditional IRAs in many respects and provide a unique opportunity for qualifying individuals to accumulate investment earnings tax-free.  Contributions to Roth IRAs are not tax-deductible (while contributions to traditional IRAs may be); however, if you meet the distribution requirements, you can withdraw your investments without paying any taxes on the earnings. In addition to establishing a new Roth IRA, you may be eligible to convert a traditional IRA into a Roth IRA.  Maintenance fees charged for Roth IRAs are similar to those for traditional IRAs.

 (3)           SEP-IRAs.  If you are a self-employed person, you can establish a Simplified Employee Pension Plan (“SEP-IRA”).  A SEP-IRA is designed to provide persons with self-employed income (and their eligible employees) with many of the same tax advantages as a Keogh, but with fewer administrative requirements.

(4)           401(a) KEOGH AND CORPORATE RETIREMENT PLANS.  Both a prototype money purchase pension plan and a profit sharing plan, which may be used alone or in combination, are available for self-employed individuals and their partners and corporations to provide tax-sheltered retirement benefits for individuals and employees.

(5)           401(k) PLANS.  Through the establishment of a 401(k) plan by a corporation of any size, employees can invest a portion of their wages in the Funds on a tax-deferred basis in order to help them meet their retirement needs.

(6)           403(b) PLANS.  Section 403(b) plans are custodial accounts which are available to employees of most non-profit organizations and public schools.

Other Special Accounts

The Trust also offers the following special accounts to meet your needs:

(1)           Coverdell Education Savings Accounts (“ESAs”) (formerly Education IRAs).  ESAs were created exclusively for the purpose of paying qualified higher education expenses of designated beneficiaries.  The contribution limit that applies to ESAs is $2,000.  In addition to college expenses, amounts may be used for elementary and secondary education expenses, including expenses incurred in the purchase of a computer system, educational software, and Internet access for a child.   The phase-out for individuals for making contributions to these plans applies to individuals with an adjusted gross income between $95,000 and $110,000.   The phase-out for married couples filing a joint return applies to couples with adjusted gross income between $190,000 and $220,000.   Contributions to an ESA are not tax deductible, however, but withdrawals can be made tax-free if used to pay eligible education expenses.  Contributions to an ESA can be made on behalf of a child under age 18. There is a $7.00 annual maintenance fee charged to ESAs.  The fee can be prepaid or will be deducted from your account if not received by the announced deadline.

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(2)           UNIFORM GIFT TO MINORS/UNIFORM TRANSFERS TO MINORS.  By establishing a Uniform Gift to Minors Account/Uniform Transfers to Minors Account with the Trust you can build a fund for your children’s education or a nest egg for their future and, at the same time, potentially reduce your own income taxes.

(3)           CUSTODIAL AND FIDUCIARY ACCOUNTS.  The Trust provides a convenient means of establishing custodial and fiduciary accounts for investors with fiduciary responsibilities.

For further information regarding any of the above retirement plans and accounts, please contact your broker, dealer, or financial adviser.

Minimum Account Size

Due to the relatively high cost of maintaining smaller accounts, the Trust may impose an annual $12.00 minimum account balance charge if the value of your account drops below $1,000.  This fee does not apply to Systematic Investment Plans or shareholders who consent to receive account statements and regulatory filings electronically.  You will be allowed at least 60 days, after notice from the Trust, to make an additional investment to bring your account value up to at least $1,000 before the annual $12.00 minimum account fee is charged.  The applicable minimum account charge will be imposed annually on any such account until the account is brought up to at least $1,000.

For non-retirement accounts, if the value of your investment in a Fund falls below $500, we may redeem your shares and mail the proceeds to you.  You will be provided 60 days’ prior notice of such redemption; your shares will not be redeemed if you purchase additional shares during the notice period to bring your account balance to at least $500.

DETERMINATION OF NET ASSET VALUE

The purchase and redemption price of the shares of a class of a Fund is based on the NAV attributable to such class.  A Fund calculates the NAV for each of its share classes by subtracting the liabilities from the total assets attributable to a class and dividing the result by the total number of shares outstanding of that class.  NAV is determined daily, normally as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on any business day.  Once a Fund reaches a certain asset size, its NAV will be listed in the mutual fund section of most major daily newspapers, including The Wall Street Journal.

The securities of the Funds are valued by BNY Mellon, the Funds’ sub-administrator (the “Sub-Administrator”).  The Sub-Administrator will use an independent pricing service to obtain valuations of securities.  Except as discussed below, the Funds generally use the market price of securities as of the close of regular trading on the NYSE to value equity securities held in the Funds’ portfolios, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day.

Investment securities,  including securities sold short, that are listed on a securities exchange, market or automated quotation system and for which market quotations are readily available, including securities traded over-the-counter (“OTC”) (except for securities traded on NASDAQ), are valued at the last quoted sales price on the principal market on which they are traded at the close of trading on the NYSE (normally 4:00 p.m. Eastern Time) (the Valuation Time”) on each day that the NYSE is open for trading.  If there is no such reported sale at the Valuation Time, investment securities are valued at the most recent quoted bid price reported by the exchange or the OTC market for long positions and the most recent quoted ask price for short positions.

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For securities traded on NASDAQ, the NASDAQ Official Closing Price provided by NASDAQ each business day is used. If such prices are not available, these securities and unlisted securities for which market quotations are not readily available are valued in accordance with the Fair Value Procedures established by the Board of Trustees of the Trust (the “Board”). The Funds use pricing services to report the market value of securities in the portfolios; if the pricing service is not able to provide a price, or the pricing service quote of valuation is deemed inaccurate or does not reflect the market value of the security, securities are valued in accordance with Fair Value Procedures established by the Board. The Trust’s Fair Value Procedures are implemented through a Valuation Committee (the “Committee”). A security may be valued using Fair Value Procedures if, among other things, the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. The valuation is assigned to fair valued securities for purposes of calculating a Fund’s NAV.

Debt securities (other than short-term obligations), including listed issues, are valued on the basis of valuations furnished by a pricing service which utilizes electronic data processing techniques to determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon exchange or over the counter prices. Short-term obligations with maturities of 60 days or less may be valued at amortized cost, which approximates market value. Under this valuation method, acquisition discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

Foreign securities traded on the foreign exchanges in the Western Hemisphere are valued at the last quoted sales price from the principal market in which they are traded before the valuation time and are translated from the local currency into U.S. dollars using current exchange rates. If quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued in accordance with the Fair Value Procedures established by the Board.

Foreign securities traded in countries outside the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Funds’ investment adviser, Old Mutual Capital determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local prices using factors such as subsequent movement and changes in the prices of indexes, securities and exchange rates in other markets in determining fair value as of the time the Funds calculate NAVs. The fair value of the foreign security is translated from the local currency into U.S. dollars using current exchange rates.

TAXES

Information set forth in the Prospectus that relates to federal taxation is only a summary of certain key federal tax considerations generally affecting purchasers of shares of the Funds.  This summary describes certain additional tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the tax implications to shareholders and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks, and tax-exempt organizations).  In addition, the tax discussion in the Prospectus and this SAI is based on tax law in effect on the date of the Prospectus and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, possibly with retroactive effect.

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TAXATION OF THE FUNDS

Qualification as a Regulated Investment Company.  Each Fund elects to be taxed as a regulated investment company (sometimes referred to as a “regulated investment company,”  “RIC” or “fund”) under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income (i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and at least 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income derived from “qualified publicly traded partnerships” (the “Income Requirement”).  Income derived from a partnership (other than a qualified publicly traded partnership) or a trust shall be treated as satisfying the Income Requirement only to the extent such income is attributable to items of income of the partnership or trust that would satisfy the Income Requirement if realized by the regulated investment company in the same manner as realized by the partnership or trust.

In addition to satisfying the requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer)  and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies) or in securities of one or more “qualified publicly traded partnerships.”  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA, and SLMA, are treated as U.S. government securities.

The Funds may use "equalization accounting" (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed.  If a Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that a Fund’s allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, a Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

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If for any taxable year a Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders , and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on a Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that a Fund will not qualify as a regulated investment company in any given tax year.  Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more.  Moreover, the Board reserves the right not to maintain the qualification of a Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders .

Portfolio Turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund’s after-tax performance.

Capital Loss Carryovers .  The capital losses of a Fund, if any, do not flow through to shareholders. Rather, a Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. Under the Regulated Investment Company Modernization Act of 2010 (“RIC Mod Act”), rules similar to those that apply to capital loss carryovers of individuals are made applicable to RICs. Thus, if a Fund has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year beginning after December 22, 2010 (the date of enactment of the RIC Mod Act), the excess (if any) of the Fund 's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund 's next taxable year, and the excess (if any) of the Fund 's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund 's next taxable year.  Any such net capital losses of a Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.  However, for any net capital losses realized in taxable years of a Fund beginning on or before December 22, 2010, the Fund is only permitted to carry forward such capital losses for eight years as a short-term capital loss.  Under a transition rule, capital losses arising in a taxable year beginning after December 22, 2010 must be used before capital losses realized in a prior taxable year.  The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.  An ownership change generally results when shareholders owning 5% or more of a Fund increase their aggregate holdings by more than 50% over a three-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate (or, in the case of those realized in taxable years of a Fund beginning on or before December 22, 2010, to expire unutilized), thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to a Fund’s shareholders could result from an ownership change. The Funds undertake no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that a Fund will not experience, or has not already experienced, an ownership change.  Additionally, if a Fund engages in a tax-free reorganization with another fund , the effect of these and other rules not discussed herein may be to disallow or postpone the use by a Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund , or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Deferral of Late Year Losses .  For taxable years of a Fund beginning after December 22, 2010, the Fund may elect to treat part or all of any "qualified late year loss" as if it had been incurred in the succeeding taxable year in determining the Fund’s taxable income, net capital gain, net short-term capital gain, and earnings and profits.  The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Fund Distributions - Distributions of Capital Gain” below).  A "qualified late year loss" includes:

(i)	any net capital loss, net long-term capital loss, or net short-term capital loss incurred after October 31 of the current taxable year (“post-October losses”), and
(ii)
the excess, if any, of (1) the sum of (a) specified losses incurred after October 31 of the current taxable year, and (b) other ordinary losses incurred after December 31 of the current taxable year, over (2) the sum of (a) specified gains incurred after October 31 of the current taxable year, and (b) other ordinary gains incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary gains” mean other ordinary losses and gains that are not described in the preceding sentence.  For taxable years of a Fund beginning on or before December 22, 2010, the Fund may only elect to treat any post-October loss and net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year in determining its taxable income for the current year.

Undistributed Capital Gain.  The Funds may either retain or distribute to shareholders their net capital gain (the excess of net long-term capital gain over net short-term capital loss) for each taxable year.  The Funds currently intend to distribute any such amounts.  If a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the highest corporation tax rate (currently 35%).   If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Excise Tax Distribution Requirements.  Notwithstanding the Distribution Requirement described above, which requires only that a Fund distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gain (the excess of net long-term capital gain over net short-term capital loss), the Fund will be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that calendar year and 98% (or 98.2% beginning January 1, 2011) of its capital gain net income (the excess of short- and long-term capital gains over short- and long-term capital losses) for the one-year period ending on October 31 of that calendar year, and any prior year undistributed ordinary income and capital gain net income.   Each Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for the federal excise tax , but can give no assurances that all such liability will be avoided.  In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in a Fund having to pay some excise tax.

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Foreign Income Tax.  Investment income received by a Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries which entitle the Funds to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund 's assets to be invested in various countries is not known.   Under certain circumstances, a Fund may elect to pass - through foreign tax credits to shareholders , although it reserves the right not to do so .

FUND DISTRIBUTIONS

Each Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by a Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Funds will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of Net Investment Income .  The Funds receive ordinary income generally in the form of dividends and/or interest on its investments.  The Funds may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund’s earnings and profits.  In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates.  See the discussion below under the headings, “ — Qualified Dividend Income for Individuals” and “ — Dividends-Received Deduction for Corporations”

Distributions of Capital Gain.  A Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities.  Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income.  Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in a Fund.   Any net short-term or long-term capital gain realized by a Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of Capital .   Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares.  Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares.  Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Portfolio Transactions — Investments in U.S. REITs” below).

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Qualified Dividend Income for Individuals . With respect to taxable years of a Fund beginning before January 1, 2013 (unless such provision is extended or made permanent), ordinary income dividends reported by a Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain.  “Qualified dividend income” means dividends paid to a Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the United States, or (ii) are eligible for benefits under certain income tax treaties with the United States that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the United States.  Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend.  Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed-income securities, U.S. REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income.  If the qualifying dividend income received by a Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-Received Deduction for Corporations .  For corporate shareholders, a portion of the dividends paid by a Fund may qualify for the 70% corporate dividends-received deduction.  The portion of dividends paid by a Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations.  The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor.  Specifically, the amount that a Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the a Fund were debt-financed or held by the a Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend.  Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated.  Even if reported as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation .   Income derived by a Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities.  At the time of your purchase of shares, a Fund’s net asset value may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. A Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-Through of Foreign Tax Credits .  If more than 50% of a Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund.  If this election is made, the Fund may report more taxable income to you than it actually distributes.  You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your U.S. federal income tax (subject to limitations for certain shareholders).  The Funds will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election.  No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax.  Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by a Fund due to certain limitations that may apply.  The Funds reserve the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund (or underlying fund).

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U.S. Government Securities.  Income received on direct U.S. obligations is exempt from income tax at the state level when received directly by a fund and may be exempt, depending on the state, when received by a shareholder as income dividends from a fund provided certain state-specific conditions are satisfied.  Not all states permit such income dividends to be tax exempt and some require as a condition for exemption that a certain minimum percentage of an investment company’s income be derived directly from interest that is exempt from state tax.   Income on investments by a Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations) generally does not qualify for tax-free treatment.  The rules on exclusion of this income are different for corporations.   Each Fund will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations.  You should consult your tax adviser to determine whether any portion of the income dividends received from a Fund is considered tax exempt in your particular state.

Dividends Declared in December and Paid in January.   Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare Tax.   The recently enacted Patient Protection and Affordable Care Act of 2010, as amended by the Health Care and Education Affordability Reconciliation Act of 2010, will impose a 3.8% Medicare tax on net investment income earned by certain individuals, estates and trusts for taxable years beginning after December 31, 2012. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case).

REDEMPTION OR EXCHANGE OF SHARES

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes.  If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption.  If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.  Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Redemptions at a Loss Within Six Months of Purchase. Any loss recognized by a shareholder on a redemption or exchange of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

Wash Sales.   All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption.  Any loss disallowed under these rules will be added to your tax basis in the new shares .

Deferral of Basis — Class A and Class C Shares .  If a shareholder (a) incurs a sales load in acquiring shares of a Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. For taxable years beginning after December 22, 2010, this provision will only apply if the new shares are acquired by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred.  The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

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Cost Basis Reporting .  Unless you are investing in a Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account, or a money market account, the Funds are required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Funds (referred to as “covered shares”) and which are disposed of after that date.  Cost basis will be calculated using the Funds’ default method of average cost, unless you instruct the Funds in writing to use a different calculation method. In general, average cost is the total cost basis of all your shares in an account divided by the total number of shares in the account. To determine whether short-term or long-term capital gains taxes apply, the IRS presumes you redeem your oldest shares first.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares.  The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Funds do not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders.  It is important that you consult with your tax advisor to determine which method is best for you and then notify the Funds in writing if you intend to utilize a method other than average cost for covered shares.

In addition to the Funds’ default method of average cost, other cost basis methods offered by the Old Mutual Funds, which you may elect to apply to covered shares, include:

•	First-In, First-Out — shares acquired first in the account are the first shares depleted.
•
Specific Lot Identification — shareholder selects which lots to deplete at time of each redemption. This method requires you to elect a secondary method in the event specific lot depletion information is not provided. If a secondary method is not elected, the transaction will default to the first-in, first-out method.  The secondary method options include:

▪	Last-In, First-Out — shares acquired last in the account are the first shares depleted
▪	High Cost — shares acquired with the highest cost per share are the first shares depleted.
▪	Low Cost — shares acquired with the lowest cost per share are the first shares depleted.
▪	Loss/Gain Utilization — depletes shares with losses before gains, consistent with the objective of minimizing taxes.

You may elect any of the available methods detailed above for your covered shares.  If you do not notify the Funds in writing of your elected cost basis method upon the later of January 1, 2012 or the initial purchase into your account, the default method of average cost will be applied to your covered shares.  The cost basis for covered shares will be calculated separately from any “noncovered shares” (as defined below) you may own. You may change or revoke the use of the average cost method and elect another cost basis method for covered shares if you notify the Funds in writing. You may change from average cost to another cost basis method for covered shares at any time, but only for shares acquired after the date of the change (the change is prospective).  The basis of the shares that were averaged before the change will remain  averaged after the date of the change.

The Funds may also provide shareholders (but not the IRS) with information concerning the average cost basis of their shares purchased prior to January 1, 2012 or shares acquired on or after January 1, 2012 for which cost basis information is not known by the Funds (“noncovered shares”) in order to assist you with the calculation of gain or loss from a sale or redemption of noncovered shares.  With the exception of the specific lot identification method, the Old Mutual Funds deplete noncovered shares in first-in, first-out order before applying your elected method to your remaining covered shares.  If you want to deplete your shares in a different order then you must elect specific lot identification and choose the lots you wish to deplete first. The cost basis for noncovered shares will be calculated separately from any covered shares you may own.  Shareholders that use the average cost method or specific lot identification for noncovered shares must make the election on their federal income tax returns in accordance with Treasury regulations.  This election for noncovered shares cannot be made by notifying the Funds.

The Funds will compute and report the cost basis of your shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Code and Treasury regulations for purposes of reporting these amounts to you and, in the case of covered shares, to the IRS. However the Funds are not required to, and in many cases the Funds do not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore shareholders should carefully review the cost basis information provided by the Funds, whether this information is provided pursuant to compliance with cost basis reporting requirements for shares acquired on or after January 1, 2012, or is provided by the Funds as a service to shareholders for shares acquired prior to that date, and make any additional basis, holding period or other adjustments that are required by the Code and Treasury regulations when reporting these amounts on their federal income tax returns. Shareholders remain solely responsible for complying with all federal income tax laws when filing their federal income tax returns.

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For additional information and updates regarding cost basis reporting and available shareholder elections, please visit Old Mutual Funds’ website at http://www.oldmutualus.com .  If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

Tax Shelter Reporting . Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.

TAX TREATMENT OF PORTFOLIO TRANSACTIONS

Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a Fund.  This section should be read in conjunction with the discussion under “Permitted Investments and Risk Considerations” for a detailed description of the various types of securities and investment techniques that apply to a Fund.

In General.  In general, gain or loss recognized by a Fund on the sale or other disposition of portfolio investments will be a capital gain or loss.  Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain Fixed-Income Investments.  Gain recognized on the disposition of a debt obligation purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the Fund held the debt obligation unless the Fund made a current inclusion election to accrue market discount into income as it accrues.  If a Fund purchases a debt obligation (such as a zero coupon security or pay-in-kind security) that was originally issued at a discount, the Fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a Fund’s investment in such securities may cause the Fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities.  To generate cash to satisfy those distribution requirements, a Fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of Fund shares.

Investments in Debt Obligations that are at Risk of or in Default Present Tax Issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, Futures, Forward Contracts, Swap Agreements and Hedging Transactions. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a Fund’s obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

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The tax treatment of certain futures contracts entered into by a Fund as well as listed non-equity options written or purchased by the Fund on U.S. exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Code (“ section 1256 contracts ”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (60/40), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a Fund’s transactions in other derivative instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Certain of a Fund’s investments in derivatives and foreign currency-denominated instruments, and the Fund’s transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a Fund’s book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including current earnings and profits arising from tax-exempt income , reduced, for taxable years of a Fund beginning after December 22, 2010, by related deductions ), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.  This treatment could increase or decrease a Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital.  In certain cases, a Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A Fund may invest in stocks of foreign companies that may be classified under the Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a Fund. In addition, if a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on a Fund in respect of deferred taxes arising from such distributions or gains.

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Investments in Non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. A Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “Tax Treatment of Portfolio Transactions — PFIC Investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties.  Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the United States which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investments in U.S. REITs.   A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders.  Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to a Fund will be treated as long term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution.  Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn a Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution.  However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at regular corporate rates without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits. Also, see “Tax Treatment of Portfolio Transactions — Investment in Taxable Mortgage Pools (Excess Inclusion Income)” and “Foreign Shareholders — Investment in U.S. Real Property” with respect to certain other tax aspects of investing in U.S. REITs.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduits (“ REMICs ”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on unrelated business income (“ UBTI ”), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a Fund that has a non-REIT strategy.

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Investments in Partnerships and Qualified Publicly Traded Partnerships (“ QPTP ”) .   For purposes of the Income Requirement, income derived by a Fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund.  For purposes of testing whether a Fund satisfies the Asset Diversification Test, the Fund is generally treated as owning a pro rata share of the underlying assets of a partnership. See “Taxation of the Funds — Qualification as a Regulated Investment Company.”  In contrast, different rules apply to a partnership that is a QPTP.  A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (i.e., because it invests in commodities).  All of the net income derived by a Fund from an interest in a QPTP will be treated as qualifying income but the Fund may not invest more than 25% of its total assets in one or more QPTPs.  However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year.  Any such failure to annually qualify as a QPTP might, in turn, cause a Fund to fail to qualify as a regulated investment company.

Securities Lending.  While securities are loaned out by a Fund, the Fund will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities.  For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income.  These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations.  Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.  Additionally, in the case of a Fund with a strategy of investing in tax-exempt securities, any payments made “ in lieu of ” tax-exempt interest will be considered taxable income to the Fund, and thus, to the investors, even though such interest may be tax-exempt when paid to the borrower.

Investments in Convertible Securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor- holder’s exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount (“ OID ”) principles.

Investments in Securities of Uncertain Tax Character .    A Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

By law, the Funds may be required to withhold a portion of your taxable dividends and sales proceeds unless you: (1) provide your correct social security or taxpayer identification number, (2) certify that this number is correct, (3) certify that you are not subject to backup withholding, and (4) certify that you are a U.S. person (including a U.S. resident alien).  The Funds also must withhold if the IRS instructs them to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.  Certain payees and payments are exempt from backup withholding and information reporting. The special U.S. tax certification requirements applicable to non-U.S. investors to avoid backup withholding are described under the “Non-U.S. Investors” heading below.

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FOREIGN SHAREHOLDERS

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In General.   The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by a Fund.  Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by a Fund from its net long-term capital gains, and with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), interest-related dividends paid by a Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital Gain Dividends and Short-Term Capital Gain Dividends.  In general, (i) a capital gain dividend reported by a Fund to shareholders as paid from its net long-term capital gains, or (ii) with respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), a short-term capital gain dividend reported by a Fund to shareholders as paid from its net short-term capital gains, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see the discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-Related Dividends.  With respect to taxable years of a Fund beginning before January 1, 2012 (unless such sunset date is extended or made permanent), dividends reported by a Fund to shareholders as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is reported by a Fund to shareholders as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of a Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year - end.   As a consequence, a Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on Tax Reporting for Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Investors.  It may not be practical in every case for a Fund to designate, and each Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, a Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

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Net Investment Income from Dividends on Stock and Foreign Source Interest Income Continue to be Subject to Withholding Tax; Foreign Tax Credits .  Ordinary dividends paid by a Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.   Foreign shareholders may be subject to U.S. withholding tax at a rate of 30% on the income resulting from an election to pass-through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income Effectively Connected with a U.S. Trade or Business.   If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations and require the filing of a nonresident U.S. income tax return.

Investment in U.S. Real Property.  A Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REIT . The sale of a U.S. real property interest (“ USRPI ”) by a Fund or by a U.S. REIT or U.S. real property holding corporation in which a Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (“ FIRPTA ”) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person.  Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a RIC received from a U.S . REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S . REIT or RIC that is classified as a qualified investment entity) as follows:

•
The RIC is classified as a qualified investment entity.  A RIC is classified as a “qualified investment entity” with respect to a distribution to a non- U.S. person which is attributable directly or indirectly to a distribution from a U.S . REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S . REITs and U.S. real property holding corporations; and

•	You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.
•
If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35% (unless reduced by future regulations), and requiring that you file a nonresident U.S. income tax return.

•
In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends paid by a Fund’s before January 1, 2012 (unless such sunset date is extended or made permanent), except that after such sunset date, Fund distributions from a U.S . REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Funds expect to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Funds expect that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding .

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U.S. Estate Tax. Transfers by gift of shares of a Fund by a foreign shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax .  For decedents dying after 2010, an individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released.  In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000).  For estates with U.S. situs assets of not more than $60,000, a Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent.  The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that generally would be treated as situated outside the United States if held directly by the estate.  This provision applies to decedents dying after December 31, 2004 and before January 1, 2012 , unless such provision is extended or made permanent.

U.S. Tax Certification Rules.  Special U.S. tax certification requirements may apply to non-U.S. shareholders both to avoid U.S. backup withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence.  In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty.  A Form W-8 BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from back-up withholding.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Funds.

Foreign Account Tax Compliance Act . Under the Foreign Account Tax Compliance Act, the relevant withholding agent may be required to withhold 30% of any distributions paid after December 31, 2013 and the proceeds of a sale of shares paid after December 31, 2014 to (i) a foreign financial institution unless such foreign financial institution agrees to verify, report and disclose certain of its U.S. accountholders and meets certain other specified requirements or (ii) a non-financial foreign entity that is the beneficial owner of the payment unless such entity certifies that it does not have any substantial U.S. owners or provides the name, address and taxpayer identification number of each substantial U.S. owner and such entity meets certain other specified requirements. These requirements are different from, and in addition to, the U.S. tax certification rules described above.

EFFECT OF FUTURE LEGISLATION; LOCAL TAX CONSIDERATIONS                                                                                                                                          .

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in a Fund.

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EXHIBIT A

CREDIT RATINGS

Moody’s Investors Service, Inc.

Long-Term Obligation Ratings

A	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.
Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B	Obligations rated B are considered speculative and are subject to high credit risk.
Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.
Note:  Moody’s applies numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings

Moody’s short-term issue ratings are opinions of the ability of issuers to honor senior financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following three designations to indicate the relative repayment ability of rated issuers:

Prime-1	Issuers rated Prime 1 (or supporting institutions) have a superior ability to repay short-term debt obligations.
Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.
Prime 3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligation.
Not Prime	Issuers rated Not Prime do not fall within any of the Prime rating categories.
Note:  Canadian issuers rated Prime-1 or Prime-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

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Standard & Poor’s Ratings Services

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.           Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.           Nature of and provisions of the obligation;

3.           Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, or operating company and holding company obligations.)   Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA	An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.
A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics.  ‘BB’ indicates the least degree of speculation and ‘C’ the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposures to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligations.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ will also be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D
An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Plus (+) or minus (-):  The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

N.R.
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings

A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’ , and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B-1. A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-2. A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors. B-3. A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D
A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

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Fitch Ratings

International Long-Term Credit Ratings

Investment Grade

AAA
Highest credit quality.  “AAA” ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA
Very high credit quality.  “AA” ratings denote a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A
High credit quality.  “A” ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB
Good credit quality.  “BBB” ratings indicate that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment-grade category.

Speculative Grade

BB
Speculative.  “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B
Highly speculative.  “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC,CC,C
High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  A “CC” rating indicates that default of some kind appears probable.  “C” ratings signal imminent default.

DDD,DD,D
Default.  The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “D” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.
Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ category or to categories below ‘CCC’

‘NR’ indicates that Fitch Ratings does not publicly rate the issuer or issue in question.

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International Short-Term Credit Ratings

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.
B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.
C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
D	Default. Denotes actual or imminent payment default.
Notes:

“+” or “-” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ long-term rating category, to categories below ‘CCC’, or to short-term ratings other than ‘F1’.

Fitch uses the same ratings for municipal securities as described above for Institutional short-Term Credit Ratings.

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EXHIBIT B

OLD MUTUAL FUNDS
OLD MUTUAL CAPITAL, INC.
OLD MUTUAL FUND SERVICES

PROXY VOTING GUIDELINES

Each of the Old Mutual Funds has adopted these Proxy Voting Guidelines (the “Guidelines”) in accordance with Rule 30b1-4 of the Investment Company Act of 1940, as amended (the “Rule”).  The Funds recognizes that proxies have an economic value and in voting proxies, and seeks to maximize the value of its investments and its shareholders’ assets.

The Funds believe that the voting of proxies for issuers of securities held in Fund portfolios is an economic asset that has direct investment implications.  Moreover, the Funds believe that each portfolio’s investment adviser or sub-adviser is in the best position to assess the financial implications presented by proxy issues and the impact a particular vote may have on the value of a security.  Consequently, the Fund generally assigns proxy voting responsibilities to the investment managers responsible for the management of each respective Fund portfolio.  In supervising this assignment, the Trustees will periodically review the voting policies of each investment adviser or sub-adviser that manages a Fund portfolio that invests in voting securities.  If an investment adviser to a Fund portfolio that invests in voting securities does not have a proxy policy which complies with the relevant portions of the Rule and the proxy voting rule under the Investment Advisers Act of 19401, that adviser will be required to follow these Guidelines.

General Proxy Voting Guidelines

In evaluating proxy issues, information from various sources may be considered including information from company management, shareholder groups, independent proxy research services, and others.  In all cases, however, each proxy vote should be cast in a manner that seeks to maximize the value of a portfolio’s assets.

The Funds’ Guidelines as they relate to certain common proxy proposals are summarized below along with the Funds’ usual voting practice.  As previously noted, an adviser or sub-adviser to a Fund will only be required to follow these Guidelines if it does not have a proxy voting policy which complies with applicable regulatory requirements.

Board of Directors

The Funds generally vote FOR proposals: (1) requesting board audit, compensation, and/or nominating committees be composed exclusively of independent directors; (2) seeking to repeal classified boards and seek to elect all directors annually; (3) seeking to restore shareholder ability to remove directors with or without cause; (4) seeking to permit shareholders to elect directors to fill board vacancies; (5) seeking to fix the size of the board; (6) requesting that a majority or more of directors be independent, and (7) by shareholders seeking to require that the position of chairman be filled by an independent director.

The Funds generally vote AGAINST proposals seeking to: (1) require directors to own a minimum amount of company stock; (2) limit the tenure of outside directors through term limits or mandatory retirement age; (3) classify the board; (4) provide that directors may be removed only for cause; (5) provide that only continuing directors may elect replacements to fill board vacancies; (6) provide management the ability to alter the size of the board without shareholder approval; (7) require two candidates per board seat; (8) eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care; and (9) provide indemnification that would expand coverage beyond just legal expenses to actions, such as negligence.

The Funds will evaluate on a case-by-case basis: (1) director nominees; (2) proposals on director and officer indemnification and liability protections, using Delaware law as the standard; and (3) proposals that establish or amend director qualifications.

1 Rule 206(4)-6 and Rule 204-2 under the Investment Advisers Act of 1940, as amended.

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Approval of Independent Auditors

The Funds generally vote FOR proposals seeking to ratify the selection of auditors.

The Funds will evaluate on a case-by-case basis proposals requesting: (1) companies to prohibit or limit their auditors from engaging in non-audit services and (2) audit firm rotation.

Shareholder Rights

The Funds generally vote FOR proposals seeking to: (1) remove restrictions on the right of shareholders to act independently of management; (2) allow or make easier shareholder action by written consent; and (3) lower supermajority shareholder vote requirements.

The Funds generally vote AGAINST proposals seeking to: (1) restrict or prohibit shareholder ability to call special meetings; (2) restrict or prohibit shareholder ability to take action by written consent; (3) require a supermajority shareholder vote; and (4) adopt fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

The Funds will evaluate on a case-by-case basis proposals seeking (1) to adopt a fair price provision and (2) open access.

Anti-Takeover Defenses and Voting Related Issues

The Funds generally vote FOR proposals: (1) to adopt confidential voting, use independent vote tabulators and use independent inspectors of elections; (2) by management seeking to change the date/time/location of the annual meeting; (3) by shareholders requesting a company to submit its poison pill for shareholder ratification or redeem it; (4) seeking to opt out of control share acquisition statutes; (5) seeking to restore voting rights to the control shares; and (6) seeking to adopt anti-greenmail charter or by-law amendments or otherwise restrict a company’s ability to make greenmail payments.

The Funds generally vote AGAINST proposals: (1) seeking to provide management with the authority to adjourn an annual or special meeting; (2) by shareholders seeking to change the date/time/location of the annual meeting; (3) seeking to eliminate cumulative voting; (4) seeking to amend the charter to include control share acquisition provisions; and (5) seeking to increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (“poison pill”).

The Funds will evaluate on a case-by-case basis proposals: (1) regarding a bundled or conditioned proxy proposals; (2) requesting reimbursement of proxy solicitation expenses; (3) requesting advance notice proposals; (4) seeking to restore or permit cumulative voting; (5) requesting to opt in or out of state takeover statutes; and (6) regarding anti-greenmail when bundled with other charter or bylaw amendments.

Corporate Governance

The Funds generally vote FOR proposals: (1) seeking to amend by-laws or charters for housekeeping changes; and (2) regarding reincorporation; and (3) give the board the ability to amend by bylaws, in addition to shareholders.

The Funds generally vote AGAINST proposals that give the board the exclusive ability to amend the bylaws.

The Funds will evaluate on a case-by-case basis proposals requesting a change in a company’s state of incorporation.

Capital Structure

The Funds generally vote FOR proposals seeking to: (1) increase common share authorization for a stock split; (2) implement a reverse stock split; (3) authorize preferred stock where the company specifies the rights of such stock and they appear reasonable; (4) reduce the par value of common stock; (5) institute open-market share repurchase plans in which all shareholders may participate in equal terms; (6) approve increases in common stock beyond the allowable increase when a company’s shares are in danger of being delisted or there is a going concern issue; and (7) create a new class of non-voting or sub-voting common stock.

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The Funds generally vote AGAINST proposals seeking to: (1) increase the number of authorized shares that have superior voting rights at companies with dual-class capital structures; (2) authorize the creation of new classes of blank check preferred stock; (3) increase the number of blank check preferred stock when no shares have been issued or reserved for a specific purpose; and (4) create a new class of common stock with superior voting rights.

The Funds will evaluate on a case-by-case basis proposals seeking to: (1) seeking to increase the number of shares of common and preferred stock authorized for issue; (2) seeking to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue; (3) requesting preemptive rights; (4) regarding a debt restructuring plan; (5) regarding the creation of tracking stock; (6) regarding conversion of securities; (7) regarding the formation of a holding company; (8) regarding “going private” transactions; (9) regarding private placements; and (10) regarding recapitalizations.

Executive and Director Compensation

The Funds generally vote FOR proposals: (1) requesting additional disclosure of executive and director pay information; (2) requesting golden and tin parachutes submitted for shareholder ratification; (3) requesting shareholder approval in order to implement an employee stock option plan (“ESOP”) or to increase authorized shares for existing ESOPs, except where excessive; (4) seeking to implement a 401(k) savings plan for employees; (5) regarding plans which provide a dollar-for-dollar cash for stock exchange; (6) seeking to eliminate retirement plans for non-employee directors; (7) seeking to put option repricings to a shareholder vote; (8) asking the company to expense stock options; (9) seeking to simply amend shareholder approved compensation plans to comply with Omnibus Budget Reconciliation Act of 1987 (“OBRA laws”); (10) seeking to add performance goals to existing compensation plans to comply with OBRA laws; (11) requesting cash or cash and stock bonus plans that are submitted to shareholders for the purpose of examining compensation under OBRA laws; (12) seeking to put option repricings to a shareholder vote; (13) requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (SERP) agreements to a shareholder vote; and (14 seeking to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation.

The Funds generally vote AGAINST proposals: (1) seeking to set absolute levels of compensation; and (2) requiring director fees to be paid in stock only; (3) regarding plans that expressly permit the repricing of underwater stock options without shareholder approval; (4) for plans in which the CEO participates if there is a disconnect between the CEO’s pay and company performance and the main source of the pay increase is equity-based; (5) requesting retirement plans for non-employee directors; and (6) seeking equity plans where the company has a high average three-year burn rate .

The Funds will evaluate on a case-by-case basis proposals: (1) regarding compensation plans; (2) by management seeking approval to reprice options; (3) regarding employee stock purchase plans; (4) seeking to ratify or cancel golden or tin parachutes; (5) seeking to provide an option of taking all or a portion of cash compensation in the form of stock; (6) regarding plans which do not provide a dollar-for-dollar cash for stock exchange; (7) seeking to amend existing OBRA plans to increase shares reserved and to qualify for favorable tax treatment under the OBRA laws; (8) by shareholders regarding all other executive and director pay issues; and (9) seeking mandatory holding periods for executives to hold stock after option exercise.

Mergers and Corporate Restructurings

The Funds generally vote FOR proposals seeking to: (1) restore or provide shareholders with rights of appraisal and (2) change the corporate name.

The Funds generally vote AGAINST proposals requesting the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

The Funds will evaluate on a case-by-case basis proposals: (1) regarding mergers and acquisitions; (2) regarding spin-offs; (3) regarding asset sales; (4) regarding asset purchases; (5) regarding liquidations; (6) regarding joint ventures; and (7) seeking to maximize shareholder value.

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Certain Foreign Securities

In certain foreign jurisdictions the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  For example, a Fund may be prevented from selling shares of the foreign security for a period of time if the sub-advisor exercises its proxy voting rights. This is known as “share-blocking.”  There are occasions where the proxy statements and ballots for foreign securities are not communicated to the Sub-Advisor in a timely manner based on the required timeframes of the local jurisdiction, or do not contain sufficient information on which to base a reasoned vote.  Some foreign securities must be voted in person at the shareholder meeting.

The Funds recognize that voting a proxy might not be in the best interests of a Fund in these and other similar circumstances.  Accordingly, the Funds may wish to abstain from a proxy vote based on a determination that casting a vote would not be in the economic best interests of the shareholders of the Funds.

Social and Environmental Issues

The Funds generally vote FOR proposals: (1) requesting additional information, particularly when it appears companies have not adequately addressed shareholders’ environmental concerns; (2) outlining vendor standards compliance; (3) outlining a company’s involvement in spaced-based weaponization; (4) outlining the company’s efforts to diversify the board; (5) outlining the company’s affirmative action initiatives; and (6) outlining the company’s progress towards the Glass Ceiling Commission’s business recommendations.

The Funds generally vote AGAINST proposals: (1) seeking to completely phase out genetically engineered (GE) ingredients from the company’s products; (2) requesting a report on the health and environmental effects of genetically modified organisms; (3) seeking to label GE ingredients voluntarily; (4) requesting a report on a company’s policies aimed at curtailing gun violence; (5) requesting stronger tobacco product warnings, as such decisions are better left to public health authorities; (6) seeking to prohibit investment in tobacco equities, as such decisions are better left to public health authorities; (7) requesting the company to affirm political nonpartisanship in the workplace; (8) requesting, reporting or publishing in newspapers the company’s political contributions; (9) seeking to disallow or restrict the company from making political contributions; (10) requesting a list of company associates that have prior government service and whether such service had a bearing on the company; (11) implementing the China Principles; (12) requesting reports on foreign military sales or offsets; (13) requesting a company to cease production of nuclear weapons; and (14) requesting a report on the diversity efforts of suppliers and service providers.

The Funds will evaluate on a case-by-case basis proposals: (1) seeking to phase out the use of animals in product testing; (2) requesting the company to implement price restraints on pharmaceutical products; (3) requesting a report on the feasibility of labeling GE ingredients; (4) requesting a report on the financial, legal and environmental impact of continued use of GE ingredients; (5) requesting reports on the company’s procedures for preventing predatory lending; (6) regarding tobacco; (7) requesting a report outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge; (8) seeking to adopt the CERES Principles; (9) seeking to adopt a comprehensive recycling strategy; (10) seeking to invest in renewable energy sources; (11) seeking to review ways to link executive compensation to social factors; (12) requesting a report detailing the company’s operations in a particular country and steps to protect human rights; (13) seeking to implement certain human rights standards; (14) seeking to endorse or increase activity on the MacBride Principles; (15) requesting a company to renounce future involvement in antipersonnel landmine and cluster bomb production; (16) requesting a company to increase the diversity of the board; (17) calling for companies to report on the risks associated with outsourcing and/or offshoring; and (18) requesting a board committee to review and report outlining the company’s operations in Iran.

Other Situations

No Proxy Voting Guideline can anticipate all potential proxy voting issues that may arise.  Consequently, other issues that appear on proxies are reviewed on a case-by-case basis and the Funds’ votes are cast in a manner that the Funds believe is in the best interest of the applicable portfolio and its shareholders.

Conflicts of Interest

The Fund recognizes that conflicts of interest exist, or may appear to exist, in certain circumstances when voting proxies.  Since under normal circumstances the adviser or sub-adviser will be responsible for voting proxies related to securities held in a Trust portfolio, the portfolios themselves will not have a conflict of interest with Fund shareholders in the voting of proxies.  The Funds expect each adviser and sub-adviser responsible for voting proxies to adopt policies that address the identification of material conflicts of interest that may exist and how such conflicts are to be resolved to ensure that voting decisions are based on what is in the best interest of each respective Fund portfolio and its shareholders and is not influenced by any conflicts of interest that the adviser or sub-adviser may have.

Fund of Funds

In the event that one or more Funds participates in a “fund of funds” arrangement with another Fund, the potential exists for an apparent or actual conflict of interest.  For example, if the Fund of Funds invests in shares of another Fund (an “underlying Fund’) it is possible that the Fund of Funds may own a majority, if not all, of the shares or a class of shares of the underlying Fund, and thus control the outcome of the proxy vote in the underlying Fund.  In such circumstances, it is the policy of the Fund of Funds to vote proxies of the underlying Fund in a manner the Independent Trustees believe is in the best interest of the Fund of Funds.

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Disclosure of Proxy Voting Guidelines and Voting Records

The Funds will fully comply with all applicable disclosure obligations under the Rule.  These include the following:

•
           Disclosure in shareholder reports that a description of the Funds’ Proxy Voting Guidelines are available upon request without charge and information about how it can be obtained (e.g., Trust website, SEC web site, and toll free phone number).

•	Disclosure in the Funds’ Statement of Additional Information (SAI) the actual policies used to vote proxies.

•
           Disclosure in shareholder reports and in the SAI that information regarding how the Funds voted proxies during the most recent twelve month period ended June 30 is available without charge and how such information can be obtained.

The Funds will file all required reports regarding the Funds’ respective actual proxy voting records on Forms N-PX on an annual basis as required by the Rule.  This voting record will also be made available to shareholders.

The Funds will respond to all requests for guideline descriptions or proxy records within three (3) business days of such request.

Maintenance of Proxy Voting Records

The Funds’ administrators, advisers, and/or sub-advisers will be responsible for maintaining all appropriate records related to the voting of proxies held in a Fund portfolio as required by the Rule.  These records include proxy ballots, share reconciliation reports, recommendation documentation, and other pertinent supporting documentation relating to a particular proxy.  Applicable records shall be maintained for a period of six (6) years.

Review of Proxy Voting Guidelines

This guideline as well as the proxy voting guidelines of all Fund advisers and sub-advisers will be reviewed at least annually.  This review will include, but will not necessarily be limited to, any proxy voting issues that may have arisen or any material conflicts of interest that were identified and the steps that were taken to resolve those conflicts.

Dated:                      January 1, 2008

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OLD MUTUAL CAPITAL, INC.

PROXY VOTING POLICY

Introduction

Old Mutual Capital, Inc. (“OMCAP”) recognizes that proxies for companies whose securities are held in the Old Mutual Funds have an economic value, and it seeks to maximize that economic value by ensuring that votes are cast in a manner that it believes to be in the best interest of the affected client(s).  Proxies are considered client assets and are to be managed with the same care, skill and diligence as all other client assets.

Except for any Funds that OMCAP directly manages itself, OMCAP delegates proxy voting authority and responsibility to sub-advisers of the Old Mutual Funds.  In turn, the sub-advisers are expected to adhere to this Policy, relevant securities laws and their own internal proxy voting policies.  All sub advisers to the Old Mutual Funds are required to have such policies and keep records of their proxy voting under Investment Advisers Act Rules 206(4)-6 and Rule 204-2, as amended.

OMCAP Proxy Voting Policies

Proxy Oversight Committee

OMCAP has established a Proxy Oversight Committee (the “Committee”), consisting of the following employees of OMCAP:

•	Portfolio Manager
•	Trader
•	General Counsel
•	Chief Compliance Officer and
•	Chief Executive Officer

The Committee is primarily responsible for:

•	Approving OMCAP’s Proxy Voting Policy (the “Policy”) and related Procedures;
•	Reviewing reports of proxy votes cast;
•	Reviewing proxies that are voted in a manner inconsistent with the recommendations of a designated, independent third-party proxy research provider;
•	Seeking to identify and properly address material conflicts of interest that may arise;
•	Reviewing the proxy voting policies of sub advisers; and
•	Acting as a resource for OMCAP portfolio managers and sub advisers on proxy matters, if requested.

Sub-advisers are not mandated to use the Committee in any capacity.

Proxy Voting Service

The Committee has authorized the appointment of Institutional Shareholder Services (“ISS”), a division of RiskMetrics Group, to provide research on proxy matters and voting recommendations, and to cast votes on behalf of OMCAP.  ISS executes and maintains appropriate records related to the proxy voting process, and OMCAP has access to those records.  OMCAP maintains records of differences, if any, between this Policy and the actual votes cast.

Proxy Voting Guidelines

OMCAP reviews voting recommendations made to it by ISS and the Committee has determined that the policy provides guidance in the best interest of our clients.  A copy of these guidelines is included as an Exhibit (II-7) to the Consolidated Compliance Policies and Procedures Manual.

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Conflict of Interest Identification and Resolution

OMCAP seeks to minimize the potential for conflict by utilizing the services of ISS to provide voting recommendations that are consistent with relevant regulatory requirements. Occasions may arise during the analysis and voting process in which the best financial interests of clients might conflict with the interests of ISS. ISS has developed a “chinese wall” as security between its proxy recommendation service and the other services it and its affiliated companies provide to clients who may also be a portfolio company for which proxies are solicited.

While it is generally expected that most proxies will be voted consistent with ISS recommendation, there may be instances where OMCAP believes that under the circumstances, an issue should be voted in a manner which differs from the ISS recommended vote.  In reviewing the recommendations to determine how to vote the proxy in the best interest of clients, OMCAP may consider information from various sources, such as other investment professionals, management of the company conducting the proxy, shareholder groups, and other relevant sources. Instances in which proxies are voted against ISS recommendations are considered “Overrides” and all such overrides must be described on the attached Proxy Voting Override Form and approved by the CIO and CCO and subsequently reported to the Committee.  In approving any Override, the CIO and CCO will use their best judgment to ensure that the vote is cast in the best economic interest of the affected client(s).

In an effort to ensure that material conflicts of interest or potential conflicts of interest have been identified in Override situations, OMCAP also has developed a Proxy Vote Watch List (the “Watch List”).  The Watch List, which is maintained by OMCAP Investors (a division of OMCAP), summarizes public companies with whom OMCAP may have a material conflict of interest with a client in voting a proxy.  These may include the following situations:

•	Public companies with whom OMCAP has a current or prospective material business relationship;
•	Public companies for whom OMCAP directly or indirectly provides investment advisory services (e.g. a separate account client, a wrap sponsor);
•	Public companies where a OMCAP employee, or spouse of a OMCAP employee, is a senior officer, director or has a material business relationship; and
•	Other situations that may arise from time-to-time and will be evaluated based on specific facts and circumstances and added to the Watch List if deemed appropriate.

All Overrides approved that related to companies for which a potential conflict of interest has been identified are reviewed by the Committee for its evaluation and input as to how the conflict of interest should be resolved.  If a member of the Committee is the source of the conflict, that member will not participate in the Committee decision on how to resolve the conflict or determine how to vote the proxy.

In resolving a conflict, the Committee may decide to take one of the following courses of action:  (1) determine that the conflict or potential conflict is not material, (2) request that disclosure be made to clients for whom proxies will be voted to disclose the conflict of interest and the recommended proxy vote and to obtain consent from such clients, (3) engage an independent third-party or fiduciary to determine how the proxies should be voted, (4) abstain from voting or (5) take another course of action that, in the opinion of the Committee, adequately addresses the potential for conflict.

Duty of Employees

Employees are required to report to the CCO any attempted or actual improper influence regarding proxy voting.

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Disclosure to Clients

OMCAP’s Form ADV will include a description of this Policy and, upon request, OMCAP Inc. will provide clients a copy of the complete Policy.  OMCAP will also provide to clients, upon request, information on how their securities were voted.  OMCAP also will periodically report to the Boards of Trustees of the Old Mutual Funds regarding

1.	Votes cast differently than the ISS recommendations;
2.	Votes cast where a conflict of interest exists; and
3.	Instances where, for whatever reason, OMCAP fails to vote a proxy.

In each case, a brief explanation of the circumstances and resolution will be included.

OMCAP Proxy Voting Operational Procedures

Reconciliation Process

OMCAP and the custodian each provide holdings to ISS on a daily basis.  Proxy materials are sent to ISS, which verifies that materials for future shareholder meetings are received for each record date position.  ISS researches and resolves situations where expected proxy materials have not been received.  ISS also notifies OMCAP of any proxy materials received that were not expected.

Voting Identified Proxies

A proxy is identified when it is reported through the ISS automated system or when a custodian bank notifies ISS of its existence.   As a general rule, OMCAP votes all U.S. and non-U.S. proxies to which OMCAP is entitled to vote that are identified within the solicitation period.  OMCAP may apply a cost-benefit analysis to determine whether to vote a non-U.S. proxy.  For example, if OMCAP is required to re-register shares of a company in order to vote a proxy and that re-registration process imposes trading and transfer restrictions on the shares, commonly referred to as “blocking,” OMCAP generally abstains from voting that proxy.

Although not necessarily an exhaustive list, other instances in which OMCAP may be unable or may determine not to vote a proxy are as follows: (1) situations where the underlying securities have been lent out pursuant to a client’s securities lending program; (2) instances when proxy materials are not delivered in a manner that does not provide OMCAP sufficient time to analyze the proxy and make an informed decision by the voting deadline.

Proxy Oversight Procedures

1.	OMCAP prepares a Proxy Voting Record Report for the Committee on a periodic basis. The Proxy Voting Record Report includes all proxies that were voted during a period of time.

2.
OMCAP also prepares a Proxy Override Summary Report that documents all votes that were overridden during the period.  The Proxy Override Summary Report describes any potential conflicts of interest that have been identified and their resolution.  These reports are periodically reviewed by the Committee and presented to the Trustees of the Old Mutual Funds.

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Maintenance of Proxy Voting Records

The following records are maintained for a period of six years, with records being maintained for the first two years on site:

o	These policy and procedures, and any amendments thereto;
o	Each proxy statement (the majority of which are maintained on a third-party automated system);
o	Record of each vote cast ;
o	Documentation, if any, created by OMCAP that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for a decision;
o	Various reports related to the above procedures; and
o	Each written client request for information and a copy of any written response by OMCAP to a client’s written or oral request for information.

Sub-Adviser Proxy Voting

Each sub-adviser is required to prepare a Proxy Voting Record Report for OMCAP on at least an annual basis.  The Proxy Voting Record Report includes all proxies that were voted during a period of time.  Each sub-adviser also prepares a Proxy Conflict of Interest Report that documents all instances where a material conflict of interest was identified and the resolution of the material conflict of interest, as well as proxy votes made inconsistently with the sub-advisers own proxy voting policies, or proxies not voted at all.

Sub Adviser Maintenance of Proxy Voting Records

The following records must be maintained by a sub adviser for a period of six years, with records being maintained for the first two years on site:

•	These policy and procedures, and any amendments thereto;

•	Various reports prepared according to the above procedures; and

•	Each written client request for information and a copy of any written response by OM Capital to a client’s written or oral request for information.

Each sub-adviser will maintain the records required to be maintained under the federal securities laws.

Form N-PX

Under Investment Company Act Rule 30b1-4, each Trust of the Old Mutual Funds is required to file on or before August 31 of each year a report on Form N-PX, detailing how the Funds voted each portfolio company proxy during the twelve month period ended on June 30 of that year.  OMCAP’s Compliance and Legal Departments are responsible for working with the Funds’ sub advisers and custodians to prepare and file such yearly reports.

Website

The Forms N-PX for each Trust in the Old Mutual Funds, as filed, also will be available through the Funds’ website.

Dated:                 January 1, 2008

Amended:     April 1, 2009
Amended:     June 1, 2010

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Acadian Asset Management LLC
Proxy Voting Policies and Procedures

Policy:

Acadian will accept the fiduciary responsibility to vote proxies if directed by a client. Acadian has adopted a proxy voting policy reasonably designed to ensure that it votes proxies in the best interest of clients. Acadian utilizes the services of an unaffiliated proxy firm to help manage the proxy voting process and to research and vote proxies on behalf of Acadian’s clients. Unless a client provides a client specific voting criteria to be followed when voting proxies on behalf of holdings in their portfolio, each vote is made according to predetermined guidelines agreed to between the proxy firm and Acadian. Acadian believes that utilizing this proxy service firm helps Acadian vote in the best interest of clients and insulates Acadian’s voting decisions from any potential conflicts of interest.

When voting proxies on behalf of our clients, Acadian assumes a fiduciary responsibility to vote in our clients' best interests. In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Acadian acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries. So that it may fulfill these fiduciary responsibilities to clients, Acadian has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Procedures:

Proxy Voting Guidelines

Acadian acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. To assist in this effort, Acadian has retained RiskMetrics Group (formerly ISS) to research and vote its proxies. RiskMetrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines. Relying on RiskMetrics to vote proxies ensures that Acadian votes in the best interest of its clients and insulates Acadian’s voting decisions from any potential conflicts of interest. Acadian will also accept specific written proxy voting instructions from a client and communicate those instructions to RiskMetrics to implement when voting proxies involving that client’s portfolio.

There may be occasions when Acadian determines that not voting a proxy may be in the best interests of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client or in share blocking markets.

Unless contrary instructions are received from a client, Acadian has instructed RiskMetrics to not vote proxies in so-called "share blocking" markets. Share-blocking markets are markets where proxy voters have their securities blocked from trading during the period of the annual meeting. The period of blocking typically lasts anywhere from a few days to two weeks. During the period, any portfolio holdings in these markets cannot be sold without a formal recall. The recall process can take time, and in some cases, cannot be accomplished at all. This makes a client’s portfolio vulnerable to a scenario where a stock is dropping in attractiveness but cannot be sold because it has been blocked. Shareholders who do not vote are not subject to the blocking procedure.

Acadian also reserves the right to override RiskMetrics vote recommendations under certain circumstances. Acadian will only do so if they believe that voting contrary to the RiskMetrics recommendation is in the best interest of clients. All overrides will be approved by an Officer of Acadian and will be documented with the reasons for voting against the RiskMetrics recommendation.

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Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Acadian’s interests. In these situations RiskMetrics will continue to follow the same predetermined guidelines as formally agreed upon between Acadian and RiskMetrics before such conflict of interest existed. Conflicts of interest generally include (i) business relationships where Acadian has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of Acadian has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company. A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Acadian learns that a conflict of interest exists, the Proxy Coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Acadian makes proxy voting decisions based on the best interests of clients. If Acadian determines that a material conflict exists, it will defer to RiskMetrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Acadian has adopted the proxy voting policies developed by RiskMetrics, summaries of which can be found at http://www.riskmetrics.com/policy and which are deemed to be incorporated herein. The policies have been developed based on RiskMetrics’ independent, objective analysis of leading corporate governance practices and their support of long-term shareholder value. Acadian may change its proxy voting policy from time to time without providing notice of changes to clients.

Voting Process

Acadian has appointed the head of Operations to act as Proxy Coordinator. The Proxy Coordinator acts as coordinator with RiskMetrics including ensuring proxies Acadian is responsible to vote are forwarded to RiskMetrics, overseeing that RiskMetrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After RiskMetrics is notified by the custodian of a proxy that requires voting and/or after RiskMetrics cross references their database with a routine download of Acadian holdings and determines a proxy requires voting, RiskMetrics will review the proxy and make a voting proposal based on the recommendations provided by their research group. Any electronic proxy votes will be communicated to the proxy solicitor by RiskMetrics Global Proxy Distribution Service and Broadridge’s Proxy Edge Distribution Service, while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet. RiskMetrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of the vote, which is provided to Acadian on a monthly basis. Proxy voting records are available to all clients upon request.

Proxy Voting Record

Acadian’s Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies: (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Acadian/ RiskMetrics voted the proxy (for, against, abstained) and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of this policy, any RiskMetrics policies and procedures referenced and adopted herein, and/or a report on how their individual securities were voted by contacting Amy Conklin in Acadian’s Client Communications Group at 1-800-946-0166 or
aconklin@acadian-asset.com.

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Analytic Investors, LLC

Proxy Voting Policy and Procedure

Analytic Investors, LLC (“Analytic”) assumes a fiduciary responsibility to vote proxies in the best interest of its clients.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act (ERISA), Analytic acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Analytic has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Oversight Committee

Analytic acknowledges that it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies. Analytic has established a Proxy Oversight Committee (the “Committee”), to oversee the proxy voting process.  The Committee consists of the firm’s Director of Operations , the Chief Compliance Officer, and the Proxy Coordinator.  The Committee seeks to develop, recommend, and monitor policies governing proxy voting.  The adopted guidelines for proxy voting have been developed to be consistent, wherever possible, with enhancing long-term shareholder value and leading corporate governance practices.  Analytic has a policy not to be unduly influenced by representatives of management or any public interest or other outside groups when voting proxies.  To this end, Analytic has contracted with an independent proxy voting service (the “Proxy Service”).

Proxy Voting Service

The role of the Proxy Service includes researching proxy matters, executing the voting process, maintaining a record of all proxies voted on behalf of Analytic, advising Analytic of any material conflicts of interest (see below), and providing Analytic with documentation of the voting record.  Analytic has opted to delegate all proxy voting to the Proxy Service except for those instances when a conflict of interest (see below) prevents the Proxy Service from voting according to its guidelines.  A copy of the voting policy guidelines of the Proxy Service is attached.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients might conflict with the Proxy Service’s interests.  A conflict of interest would generally apply when circumstances where the proxy services internal controls do not provide sufficient separation of duties, including: (i) business relationships where the Proxy Service has a substantial business relationship with, or is actively soliciting business from, a company soliciting proxies, or (ii) personal or family relationships whereby an employee of the Proxy Service has a family member or other personal relationship that is affiliated with a company soliciting proxies, such as a spouse who serves as a director of a public company, or (iii) if a substantial business relationship exists with a proponent or opponent of a particular initiative.

At times of such conflict of interest, the Proxy Service will recuse itself from voting a proxy and notify the Analytic Proxy Coordinator. Upon notification of the Proxy Service’s recusal from voting, Analytic’s Proxy Coordinator will prepare a report to the Proxy Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material; and (iii) procedures to ensure that Analytic makes proxy voting decisions based on the best interest of clients, and (iv) a copy of the voting guidelines of the Proxy Service.  At least two members of Analytic’s Proxy Committee will then vote the proxy, adhering to the original voting policy guidelines provided by the Proxy Service.  Analytic’s Proxy Committee will not override the voting guidelines of the Proxy Service.  A record of the voting by the Proxy Committee will be retained by the Proxy Coordinator.

Voting Guidelines

Analytic has reviewed the Proxy Service’s voting recommendations and have determined that the policy provides guidance in the best interest of our clients.   A copy of these guidelines is attached. The firm’s clients may elect to institute client specific voting guidelines. Upon notification of these instructions, Analytic will supply the Proxy Service with the client directed voting guidelines.

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Proxy Voting Record

The Proxy Coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the CUSIP number (or similar security identification information), (iii) the shareholder meeting date, (iv) number of shares voted, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how the Service voted the proxy (for, against, abstained), and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of the guidelines governing proxy voting and/or a report on how their individual securities were voted by calling Analytic’s Proxy Coordinator at 1-800-618-1872 or compliance@aninvestor.com.   The report will be provided free of charge.

Recordkeeping

Pursuant to Rule 204-2 of the Investment Advisers Act of 1940, Analytic will maintain the following records for five years in an easily accessible place, the first two years in its office:

•	Analytic’s proxy voting policies and procedures, as well as the voting guidelines of the Proxy Service
•	Proxy statements received regarding client securities (proxy statements filed via EDGAR will not be separately maintained by Analytic)
•	Records of votes cast on behalf of clients
•	Records of written client requests for voting information
•	Records of written responses from Analytic to both written and verbal client requests
•	Any other documents prepared that were material to Analytic’s decision to vote a proxy or that memorialized the basis for the decision.

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Copper Rock Capital Partners, LLC
Proxy Voting Policy
(as of June 2008)

When voting proxies on behalf of our clients, Copper Rock assumes a fiduciary responsibility to vote in our clients’ best interests.  In addition, with respect to benefit plans under the Employee Retirement Income Securities Act of 1974 (ERISA), Copper Rock acknowledges its responsibility as a fiduciary to vote proxies prudently and solely in the best interest of plan participants and beneficiaries.  So that it may fulfill these fiduciary responsibilities to clients, Copper Rock has adopted and implemented these written policies and procedures reasonably designed to ensure that it votes proxies in the best interest of clients.

Proxy Voting Guidelines

Copper Rock acknowledges it has a duty of care to its clients that requires it to monitor corporate events and vote client proxies.  To assist in this effort, Copper Rock has retained Risk Metrics (formerly Institutional Shareholder Services) to research and vote proxies.  Risk Metrics provides proxy-voting analysis and votes proxies in accordance with predetermined guidelines.  Relying on Risk Metrics to vote proxies ensures that Copper Rock votes in the best interest of its clients and insulates Copper Rock’s voting decisions from potential conflicts of interest.

There may be occasions when Copper Rock determines that not voting a proxy may be in the best interest of clients; for example, when the cost of voting the proxy exceeds the expected benefit to the client.  There may also be times when clients have instructed Copper Rock not to vote proxies or direct Copper Rock to vote proxies in a certain manner.  Copper Rock will maintain written instructions from clients with respect to directing proxy votes.

Copper Rock also reserves the right to override Risk Metrics’ vote recommendations under certain circumstances.  Copper Rock will only do so if it believes that changing such vote is in the best interest of clients.  All overrides will be approved by an executive officer of Copper Rock and will be documented with the reasons for voting against the Risk Metrics recommendation.

Conflicts of Interest

Occasions may arise during the voting process in which the best interest of clients conflicts with Copper Rock’s interests.  In these situations ISS will continue to follow the same predetermined guidelines as formally agreed upon between Copper Rock and Risk Metrics before such conflict of interest existed.  Conflicts of interest generally include (i) Copper Rock’s having has a substantial business relationship with, or actively soliciting business from, a company soliciting proxies or (ii) personal or family relationships involving employees of Copper Rock, such as a spouse who serves as a director of a public company.  A conflict could also exist if a substantial business relationship exists with a proponent or opponent of a particular initiative.

If Copper Rock learns that a conflict of interest exists, the proxy coordinator will prepare a report to the Compliance Committee that identifies (i) the details of the conflict of interest, (ii) whether or not the conflict is material, and (iii) procedures to ensure that Copper Rock makes proxy voting decisions based on the best interests of clients.  If Copper Rock determines that a material conflict exists, it will defer to Risk Metrics to vote the proxy in accordance with the predetermined voting policy.

Voting Policies

Copper Rock has adopted the proxy voting policies developed by Risk Metrics.   The policies have been developed based on Risk Metrics’s independent, objective analysis of leading corporate governance practices and the support of long-term shareholder value.  Copper Rock may change its policies from time to time without providing notice of changes to clients.

Risk Metrics proxy voting policies include:

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Management Proposals:  Proposals introduced by company management will generally be voted in accordance with management’s recommendations on the following types of routine management proposals:

•	Election of Directors (uncontested)
•	Approval of Independent Auditors
•	Executive Compensation Plans
•	Routine Corporate Structure, Share Issuance, Allocations of Income, Scrip Dividend Proposals, Increases in Capital or Par Value, and Share Repurchase Plans

Shareholder Proposals:  At times shareholders will submit proposals that generally seek to change some aspect of a company’s corporate governance structure or its business operations.  Proxies will generally be voted against proposals motivated by political, ethical or social concerns.  Proposals will be examined solely from an economic perspective.  Proxies will generally be voted with management in opposition to shareholder resolutions which could negatively impact the company’s ability to conduct business, and voted in support of the shareholder initiatives concerning the maximization of shareholder value.

Other (Non-Routine) Proposals:  Non-routine proposals, introduced by company management or shareholders, are examined on a case-by-case basis.  These are often more complex structural changes to a company such as a reorganization or merger, in which a variety of issues are considered including the benefits to shareholders’ existing and future earnings, preservation of shareholder value, financial terms of the transaction and the strategic rationale for the proposal.  The following are examples of proposals that are voted on a case-by-case basis:

•	Reorganizations/Restructurings
•	Amendments to the Articles of Association
•	Non-Executive Director Compensation Proposals (cash and share based components)
•	Increasing Borrowing Powers
•	Debt Issuance Requests

Voting Process

Copper Rock has appointed the manager of operations to act as proxy coordinator.  The proxy coordinator acts as coordinator with ISS ensuring proxies Copper Rock is responsible to vote are forwarded to ISS and overseeing that Risk Metrics is voting assigned client accounts and maintaining appropriate authorization and voting records.

After Risk Metrics is notified by the custodian of a proxy that requires voting and/or after Risk Metrics cross references its database with a routine download of Copper Rock holdings and determines a proxy requires voting, Risk Metrics will review the proxy and make a voting proposal based on the recommendations provided by Risk Metrics’ research group.  Any electronic proxy votes will be communicated to the proxy solicitor by Risk Metrics’ Global Proxy Distribution Service  while non-electronic ballots, or paper ballots, will be faxed, telephoned or sent via Internet.  Risk Metrics assumes responsibility for the proxies to be transmitted for voting in a timely fashion and maintains a record of each vote, which is provided to Copper Rock on a quarterly basis.  Copper Rock will make votes available to all separately managed accountholders upon request and will communicate votes to all mutual fund clients no less frequently than once a year.

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Proxy Voting Record

Copper Rock’s proxy coordinator will maintain a record containing the following information regarding the voting of proxies:  (i) the name of the issuer, (ii) the exchange ticker symbol, (iii) the CUSIP number, (iv) the shareholder meeting date, (v) a brief description of the matter brought to vote; (vi) whether the proposal was submitted by management or a shareholder, (vii) how Risk Metrics/Copper Rock voted the proxy (for, against, abstained); and (viii) whether the proxy was voted for or against management.

Obtaining a Voting Proxy Report

Clients may request a copy of these policies and procedures and/or a report on how their individual securities were voted by calling Copper Rock’s Head of Client Service, Lidney Motch, at (617) 369-7140.  The report will be provided free of charge.

Funds distributed by Old Mutual Investment Partners, member FINRA
R-11-074 11/2011

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OLD MUTUAL FUNDS I

PART C
OTHER INFORMATION

ITEM 28.EXHIBITS

Exhibits:
(a)	(1)
Agreement and Declaration of Trust.  Agreement and Declaration of Trust of Old Mutual Funds I (the “Registrant”) dated May 27, 2004.  Incorporated herein by reference to Registration Statement filed June 1, 2004.

(2)
Amended Schedule A to Agreement and Declaration of Trust of the Registrant, as amended November 9, 2009.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(3)
Amended Schedule A to Agreement and Declaration of Trust of the Registrant, as amended January 15, 2010.   Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

	(4)	Amendment to Agreement and Declaration of Trust, as amended November 19, 2007. Incorporated herein by reference to the Post-Effective Amendment No. 32 to Registration Statement filed January 23, 2008.
	(5)	Amendment to Agreement and Declaration of Trust, as amended March 12, 2010. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.
	(6)	Amendment to Agreement and Declaration of Trust, as amended May 18, 2010. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.
(b)		Amended and Restated By-Laws of the Registrant, dated March 3, 2011 . Attached hereto as an Exhibit.
(c)		Instruments Defining Rights of Security Holders.
	(1)	Articles II, VI, VII and IX of the Agreement and Declaration of Trust.
	(2)	Articles IV and VI of the By-Laws.
(d)		Investment Advisory Agreement.
(1)
Investment Advisory Agreement dated September 7, 2004, by and among the Registrant and Old Mutual Capital, Inc., with respect to Old Mutual Asset Allocation Balanced Portfolio, Old Mutual Asset Allocation Conservative Portfolio, Old Mutual Asset Allocation Growth Portfolio, and Old Mutual Asset Allocation Moderate Growth Portfolio (the “Asset Allocation Funds”).  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(2)
Amendment No. 1 dated May 11, 2005 to Schedule A to the Investment Advisory Agreement dated September 7, 2004, by and among the Registrant and Old Mutual Capital, Inc., adding Old Mutual Copper Rock Emerging Growth Fund and Old Mutual Analytic Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.

(3)
Amended Schedule A dated November 19, 2007 to the Investment Advisory Agreement dated September 7, 2004.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

(4)
Amended Schedule A dated August 1, 2010 to the Investment Advisory Agreement dated September 7, 2004. Incorporated herein by reference to the Post-Effective Amendment No. 37 to Registration Statement filed November 23, 2010.

(5)
Investment Sub-Advisory Agreement dated December 9, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, Inc., with respect to Old Mutual Analytic Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(6)
Investment Sub-Advisory Agreement dated June 16, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Copper Rock Capital Partners LLC, with respect to Old Mutual Copper Rock Emerging Growth Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(7)
Investment Sub-Advisory Agreement dated July 14, 2006, by and among the Registrant, Old Mutual Capital, Inc., and Ibbotson Associates Advisors, LLC, with respect to the Asset Allocation Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(8)
Investment Advisory Agreement dated December 2, 2005, by and among Old Mutual Capital, Inc. and the Registrant, with respect to Old Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(9)
Investment Sub-Advisory Agreement dated December 14, 2005, by and among the Registrant, Old Mutual Capital, Inc., and Acadian Asset Management, Inc. with respect to Old Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(10)
Amended and Restated Investment Sub-Advisory Agreement dated August 1, 2010, by and among the Registrant, Old Mutual Capital, Inc., and Analytic Investors, LLC, with respect to the Old Mutual Analytic Fund.   Incorporated herein by reference to the Post-Effective Amendment No. 37 to Registration Statement filed November 23, 2010.

(e)	(1)
Distribution Agreement.  Distribution Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Investment Partners.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

	(2)	Amendment to the Distribution Agreement, as amended December 12, 2005. Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.
	(3)	Amended Exhibit A to Distribution Agreement, as amended November 9, 2009. Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.
	(4)	Amended Exhibit A to Distribution Agreement, as amended January 15, 2010. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.
(f)		Bonus or Profit Sharing Contracts. Not Applicable.
(g)		Custodian Agreements.
(1)
Amended and Restated Custody Agreement between the Registrant and The Bank of New York Mellon dated September 25, 2007.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

	(2)	Amendment to Amended and Restated Custody Agreement, as amended July 31, 2009. Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.
(3)
Amendment to Amended and Restated Custody Agreement, as amended January 15, 2010.   Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

(4)
Amended Schedule II to Amended and Restated Custody Agreement, as amended November 9, 2009.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(5)
Amended and Restated Foreign Custody Manager Agreement between the Registrant and The Bank of New York dated September 25, 2007.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

(h)		Other Material Contracts.
(1)
Administrative Services Agreement dated September 7, 2004, by and between the Registrant and Old Mutual Fund Services.  Incorporated herein by reference to the Post-Effective Amendment No. 9 to Registration Statement filed November 28, 2005.

(2)
Amendment to the Administrative Services Agreement, as amended December 12, 2005.  Incorporated herein by reference to the Post-Effective Amendment No. 29 to Registration Statement filed August 17, 2007.

(3)
Amendment to the Administrative Services Agreement, as amended August 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 22 to Registration Statement filed September 15, 2006.

(4)
Amended Schedule A to Administrative Services Agreement, as amended November 9, 2009.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(5)
Amended Schedule A to Administrative Services Agreement, as amended January 15, 2010.   Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

(6)
Fund Sub-Administration and Accounting Agreement between the Registrant and The Bank of New York dated September 25, 2007.  Incorporated herein by reference to the Post-Effective Amendment No. 31 to Registration Statement filed November 14, 2007.

(7)
Amendment to Fund Sub-Administration and Accounting Agreement, as amended January 3, 2008.  Incorporated herein by reference to the Post-Effective Amendment No. 33 to Registration Statement filed February 7, 2008.

(8)
Amendment to Fund Sub-Administration and Accounting Agreement, as amended July 31, 2009.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(9)
Amendment to Fund Sub-Administration and Accounting Agreement, as amended January 1, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

(10)
Amended Exhibit A to Fund Sub-Administration and Accounting Agreement, as amended November 9, 2009.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(11)
Amended Exhibit A to Fund Sub-Administration and Accounting Agreement, as amended January 15, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

	(12)	Service Plan for the Registrant’s Class A and Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(13)
Amended Schedule A to the Service Plan (Class A and Class C Shares), as amended March 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(14)
Amended Schedule A to the Service Plan (Class A and Class C Shares), as amended January 15, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

(15)
Expense Limitation Agreement dated January 1, 2009 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 14, 2008.

	(16)	Amendment to Expense Limitation Agreement, as amended January 1, 2010. Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.
	(17)	Amendment to Expense Limitation Agreement, as amended May 20, 2010. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.
	(18)	Amendment to Expense Limitation Agreement, as amended July 22, 2010. Incorporated herein by reference to the Post-Effective Amendment No. 37 to Registration Statement filed November 23, 2010.
	(19)	Amendment to Expense Limitation Agreement, as amended May 19, 2011. Attached hereto as an Exhibit.
(20)
Amended and Restated Extended Expense Limitation Agreement dated January 1, 2010 between the Registrant and Old Mutual Capital, Inc.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 14, 2008.

(21)
Amendment to Amended and Restated Extended Expense Limitation Agreement, as amended January 1, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(22)
Amendment to Amended and Restated Extended Expense Limitation Agreement, as amended May 20, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

	(23)	Amendment to Amended and Restated Extended Expense Limitation Agreement, as amended May 19, 2011. Attached hereto as an Exhibit.
(i)	(1)
Opinion and Consent of Counsel for the Registrant’s Class A, Class C, and Institutional Class shares of the Asset Allocation Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(2)
Opinion and Consent of Counsel for the Registrant’s Class A, Class C, and Institutional Class shares of Old Mutual Copper Rock Emerging Growth Fund; Class A, Class C and Class Z shares of Old Mutual Analytic Fund; and Class Z shares of the Asset Allocation Funds.  Incorporated herein by reference to the Post-Effective Amendment No. 11 to Registration Statement filed December 19, 2005.

(3)
Opinion and Consent of Counsel for the Registrant’s Class Z shares of Old Mutual Copper Rock Emerging Growth Fund and Institutional Class shares of Old Mutual Analytic Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 29 to Registration Statement filed August 17, 2007.

(4)
Opinion and Consent of Counsel for the Registrant’s Class A, Class C, Class Z, and Institutional Class shares of the Old Mutual International Equity Fund.  Incorporated herein by reference to the Post-Effective Amendment No. 13 filed December 28, 2005.

(j)	(1)	Consent of Counsel.
	(2)	Consent of Independent Accountants.
(k)		Not Applicable.
(l)
Letter from Old Mutual Capital Inc. dated September 7, 2004 to the Registrant with respect to the initial capitalization of the Registrant.  Incorporated herein by reference to the Post-Effective Amendment No. 2 to Registration Statement filed September 24, 2004.

(m)		Plan under Rule 12b-1.
	(1)	Distribution Plan under Rule 12b-1 with respect to the Class A Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(2)
Amended Schedule A to Distribution Plan (Class A Shares), as amended March 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(3)
Amended Schedule A to Distribution Plan (Class A Shares), as amended January 15, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

	(4)	Distribution Plan under Rule 12b-1 with respect to the Class C Shares. Incorporated herein by reference to the Post-Effective Amendment No. 1 to Registration Statement filed August 11, 2004.
(5)
Amended Schedule A to Distribution Plan (Class C Shares), as amended March 1, 2006.  Incorporated herein by reference to the Post-Effective Amendment No. 15 to Registration Statement filed April 26, 2006.

(6)
Amended Schedule A to Distribution Plan (Class C Shares), as amended January 15, 2010.   Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

(n)		Rule 18f-3 Multiple Class Plan, as revised May 18, 2010. Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.
(1)
Amended Schedule A to Rule 18f-3 Multiple Class Plan, as amended November 9, 2009.  Incorporated herein by reference to Post-Effective Amendment No. 35 to Registration Statement filed November 19, 2009.

(2)
Amended Schedule A to Rule 18f-3 Multiple Class Plan, as amended January 15, 2010.  Incorporated herein by reference to Post-Effective Amendment No. 36 to Registration Statement filed September 24, 2010.

(o)		Not Applicable.

(p)		Code of Ethics.
	(1)	Code of Ethics of the Registrant. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(2)	Code of Ethics of Old Mutual Capital, Inc. and Old Mutual Investment Partners. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
	(3)	Code of Ethics of Ibbotson Associates Advisors, LLC. Attached hereto as an Exhibit.
	(4)	Code of Ethics of Acadian Asset Management, Inc. Attached hereto as an Exhibit.
	(5)	Code of Ethics of Analytic Investors, LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed October 14, 2005.
	(6)	Code of Ethics of Copper Rock Capital Partners LLC. Incorporated herein by reference to the Post-Effective Amendment No. 4 to Registration Statement filed July 27, 2005.
(q)
Other:  Trustees’ Power of Attorney.  Powers of Attorney for John R. Bartholdson, Julian F. Sluyters, Robert M. Hamje, Jarrett B. Kling, and L. Kent Moore.  Incorporated herein by reference to the Post-Effective Amendment No. 24 to Registration Statement filed October 26, 2006.

ITEM 29.	PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons that are controlled by or under common control with the Registrant.

ITEM 30.                      INDEMNIFICATION

The Agreement and Declaration of Trust of the Registrant includes the following:

ARTICLE VIII

LIMITATION OF LIABILITY AND INDEMNIFICATION

Section 8.1.                      Limitation of Liability.  A Trustee or officer, when acting in such capacity, shall not be personally liable to any Person for any act, omission or obligation of the Trust or any Trustee or officer; provided, however, that nothing contained herein or in the Delaware Act shall protect any Trustee or officer against any liability to the Trust or to Shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with the Trust.

Section 8.2.                      Indemnification of Covered Persons.  Every Covered Person shall be indemnified by the Trust to the fullest extent permitted by the Delaware Act, the By-Laws and other applicable law.

The Bylaws of the Registrant include the following:

ARTICLE VIII

INDEMNIFICATION

Section 1.                      Indemnification.  For the purpose of this Section 1, “Trust” includes any domestic or foreign predecessor entity of this Trust in a merger, consolidation, or other transaction in which the predecessor’s existence ceased upon consummation of the transaction; “proceeding” means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative; and “expenses” includes without limitation attorney’s fees and any expenses of establishing a right to indemnification under this Section 1.

(a)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding (other than an action by or in the right of the Trust) by reason of the fact that such person is or was a Covered Person, against expenses, judgments, fines and amounts paid in settlements actually and reasonably incurred by such person in connection with such proceeding, if it is determined that person acted in good faith and reasonably believed:  (i) in the case of conduct in his official capacity as a Covered Person, that his conduct was in the Trust’s best interests and (ii) in all other cases, that his conduct was at least not opposed to the Trust’s best interests and (iii) in the case of a criminal proceeding, that he had no reasonable cause to believe that his conduct was unlawful.  The termination of any proceeding by judgment, order or settlement shall not, of itself, create a presumption that the person did not meet the requisite standard of conduct set forth in this Section 1. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the person did not meet the requisite standard of conduct set forth in this Section 1.

(b)           The Trust shall indemnify any person who was or is a party or is threatened to be made a party to any proceeding by or in the right of the Trust to procure a judgment in its favor by reason of the fact that person is or was a Covered Person, against expenses actually and reasonably incurred by that person in connection with the defense or settlement of such action or suit if that person acted in good faith, in a manner that person believed to be in the best interests of the Trust and with such care, including reasonable inquiry, as an ordinarily prudent person in a like position would use under similar circumstances.

(c)           Notwithstanding any provision to the contrary contained herein, there shall be no right to indemnification for any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Covered Person’s office with the Trust.

Section 2.                      Advance Payments of Indemnifiable Expenses.  To the maximum extent permitted by law, the Trust or applicable Portfolio may advance to a Covered Person, in connection with the preparation and presentation of a defense to any claim, action, suit, or proceeding, expenses for which the Covered Person would ultimately be entitled to indemnification; provided that the Trust or applicable Portfolio has received an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Portfolio if it is ultimately determined that he is not entitled to indemnification for such expenses, and further provided that (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments, or (c) either a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust nor parties to the matter, or independent legal counsel in a written opinion shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification for such expenses.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (“1933 Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suite or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

ITEM 31.                      BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR:

The list required by this Item 31 of officers and directors of the investment advisor and sub-advisors, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to the respective Forms ADV filed by the investment advisor and sub-advisors under the file numbers indicated in the table below:

Adviser/Sub-Adviser	Advisers Act Registration Number
Old Mutual Capital, Inc.	801-63140
Ibbotson Associates Advisors, LLC	801-62323
Acadian Asset Management LLC	801-28078
Analytic Investors, LLC	801-07082
Copper Rock Capital Partners, LLC	801-63900

ITEM 32.                      PRINCIPAL UNDERWRITERS

(a)	Registrant’s distributor, Old Mutual Investment Partners, acts as distributor for Old Mutual Funds II and the Registrant.

(b)	The principal business address of each person named in the table below is Old Mutual Investment Partners, 200 Clarendon Street, 53rd Floor, Boston, Massachusetts 02116.

Name	Positions and Office with Old Mutual Investment Partners	Position and Offices with Registrant

Mark Bentley	Chief Executive Officer	None
Matthew E. Berger	Senior Vice President, Chief Financial Officer, and Treasurer	None
Dorothy Bourassa	Secretary	None
Brian Carroll	Senior Vice President	None
Brian Dillon	Senior Vice President and Chief Compliance Officer	None
Shaye L. Wade	Vice President	None
Jerome Heppelmann	Vice President	None
Gregg Weissman	Vice President	None
Lisa Burrows	Assistant Vice President	None
Gene Kim	Assistant Vice President	None
Walter Root	Assistant Vice President	None

(c)	None.

ITEM 33.                      LOCATION OF ACCOUNTS AND RECORDS

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the Rules promulgated thereunder, are maintained as follows:

(a)	With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6); (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant’s Custodians:

The Bank of New York Mellon
One Wall Street
New York, NY 10286

(b)
With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4); (5); (6); (8); (9); (10); (11) and 31a-1(f), the required books and records are currently maintained at the offices of Registrant’s Sub-Administrator:

The Bank of New York Mellon
One Wall Street
New York, NY 10286

(c)	With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant’s Advisor or Sub-Advisors:

Old Mutual Capital, Inc.
4643 South Ulster Street, Suite 700
Denver, CO 80237

Ibbotson Associates Advisors, LLC
225 N. Michigan Avenue, Suite 700
Chicago, IL 60601

Acadian Asset Management LLC
One Post Office Square, 20th Floor
Boston, MA 02109

Analytic Investors, LLC
555 West 5th Street, 50th Floor
Los Angeles, CA 90013

Copper Rock Capital Partners, LLC
200 Clarendon Street, 51stFloor
Boston, MA 02116

ITEM 34.                      MANAGEMENT SERVICES

None.

ITEM 35.                      UNDERTAKINGS

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Denver and State of Colorado, on the 23rd day of November, 2011

OLD MUTUAL FUNDS I
(Registrant)

By:	/s/ Julian F. Sluyters
Julian F. Sluyters, President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 23rd day of November, 2011.

	/s/ Julian F. Sluyters	Trustee, President, and
	Julian F. Sluyters	Principal Executive Officer

	/s/ Robert T. Kelly	Treasurer and
	Robert T. Kelly	Principal Financial Officer

	/s/ John R. Bartholdson*	Trustee
John R. Bartholdson

	/s/ Robert M. Hamje*	Trustee
Robert M. Hamje

	/s/ Jarrett B. Kling*	Trustee
Jarrett B. Kling

	/s/ L. Kent Moore*	Trustee
L. Kent Moore

*By:	/s/ Julian F. Sluyters
Julian F. Sluyters
Attorney-in-Fact

OLD MUTUAL FUNDS I

INDEX TO EXHIBITS

Item 28.

Exhibits:
EX-99.b	Amended and Restated By-Laws of the Registrant, dated March 3, 2011
EX-99.h.19	Amendment to Expense Limitation Agreement, as amended May 19, 2011
EX-99.h.23	Amendment to Amended and Restated Extended Expense Limitation Agreement, as amended May 19, 2011
EX-99.j.1.	Consent of Counsel
EX-99.j.2.	Consent of Independent Accountants
EX-99.p.3	Code of Ethics of Ibbotson Associates Advisors, LLC
EX-99.p.4	Code of Ethics of Acadian Asset Management, Inc